UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08004

                                   ASTON FUNDS
               (Exact name of registrant as specified in charter)

                      120 North LaSalle Street, 25th Floor
                                CHICAGO, IL 60602
               (Address of principal executive offices) (Zip code)

                         Kenneth C. Anderson, President
                                   Aston Funds
                      120 North LaSalle Street, 25th Floor
                                CHICAGO, IL 60602
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (312) 268-1400
                                                          ---------------

                       Date of fiscal year end: OCTOBER 31

                   Date of reporting period: OCTOBER 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(ASTON ASSET MANAGEMENT LOGO)

                                                ANNUAL REPORT 2008
                                                OCTOBER 31, 2008

                                                CLASS N, I, & R SHARES
                                                EQUITY, GLOBAL/INTERNATIONAL,
                                                ALTERNATIVE, SECTOR, BALANCED, &
                                                FIXED INCOME

                                    (GRAPHIC)

                                                Aston Funds

Aston Funds

Dear Fellow Shareholder:

As we write this letter to you, we reflect on what has been--by virtually every measure--one of the most challenging investment environments in modern history. By now, most of the events that marked this extraordinary year have been well-documented. What began as a meltdown of the housing market quickly morphed into steep losses on Wall Street and ultimately translated into a slowdown of the global economy.

Because periods such as these can frustrate even the most patient and disciplined of individual investors, we believe it's crucial to review some of the keys to successful investing over the long term.

     - As we witnessed with the building and ultimate bursting of the technology stock bubble earlier this decade, following the "herd" can lead to disappointing results.

     - Over time, maintaining a diversified portfolio throughout market cycles generally has provided investors with less volatility and returns that are more consistent with expectations.

     - Investors also can look back on history to discover that some of the best periods to have entered markets have been during periods of widespread gloom and heightened volatility.

Attempting to navigate in these challenging times can be especially tough if you try to go it alone. That's why we strongly urge you to contact us or your financial advisor if you have any questions or concerns about your investments. We also invite you to visit www.astonfunds.com to explore the insights into these and other themes from us and our experienced and talented group of investment advisers.

While no one can predict the exact date on which current conditions will reverse themselves, we are confident that they will. Part of our optimism stems from the unprecedented and coordinated actions undertaken by governments and central banks from around the world, many of which have vowed to do "whatever it takes" to bolster the economy and restore stability to financial markets. While there are bound to be plenty of bumps on the road to recovery, history teaches us that many investment opportunities are likely to emerge.

In the pages that follow this letter, please find the annual report for the Aston Funds. We appreciate your investment with us and we send our best wishes for a profitable and productive new year.

Sincerely,


/s/ Kenneth C. Anderson

Kenneth C. Anderson
President
Aston Funds

Aston Funds

TABLE OF CONTENTS

Portfolio Manager's Commentaries & Schedules of Investments...............     2
Statements of Assets and Liabilities......................................    70
Statements of Operations..................................................    76
Statements of Changes in Net Assets.......................................    82
Financial Highlights......................................................    91
Notes to Financial Statements.............................................   133
Report of Independent Registered Public Accounting Firm...................   147
Additional Information (unaudited)........................................   148

LARGE CAP FUNDS
   Montag & Caldwell Growth Fund
   Veredus Select Growth Fund
   Growth Fund
   Optimum Large Cap Opportunity Fund
   Value Fund

MULTI CAP FUND
   TAMRO All Cap Fund

EQUITY INCOME FUND
   River Road Dividend All Cap Value Fund

MID CAP FUNDS
   Optimum Mid Cap Fund
   Montag & Caldwell Mid Cap Growth Fund
   ClariVest Mid Cap Growth Fund
   Cardinal Mid Cap Value Fund

SMALL-MID CAP FUND
   River Road Small-Mid Cap Fund

SMALL CAP FUNDS
   Veredus Aggressive Growth Fund
   TAMRO Small Cap Fund
   River Road Small Cap Value Fund

GLOBAL/INTERNATIONAL FUNDS
   Neptune International Fund
   Barings International Fund
   Fortis Global Real Estate Fund
   SGA International Small-Mid Cap Fund

ALTERNATIVE FUNDS
   Smart Portfolios Fund
   New Century Absolute Return ETF Fund
   MB Enhanced Equity Income Fund

SECTOR FUND
   Fortis Real Estate Fund

BALANCED FUNDS
   Montag & Caldwell Balanced Fund
   Balanced Fund

FIXED INCOME FUND
   TCH Fixed Income Fund

   THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE
 FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES
      DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER
                                  INFORMATION.

ASTON FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 760 MOORE ROAD, KING OF
                               PRUSSIA, PA 19406.

             SHAREHOLDER SERVICES 800 992-8151 - WWW.ASTONFUNDS.COM

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Aston Funds
MONTAG & CALDWELL GROWTH FUND                                   OCTOBER 31, 2008

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)

                                                   Ronald E. Canakaris, CFA, CIC

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Equity markets declined sharply during the year as fears intensified that the ongoing deleveraging of the global financial system would negatively affect economic growth around the world. Although the Fund's absolute returns suffered as a result, our performance held up substantially better than our benchmarks. Much of that outperformance can be attributed to our balanced approach of investing in companies that could perform well as the economy slowed as well as companies poised to benefit from longer-term, or secular trends. In particular, substantial overweight positions in Consumer Staples and Health Care stocks--two of the market's best-performing groups--significantly aided performance. Similarly, underweight positions in Financials and Consumer Discretionary stocks--two sectors that lagged--worked to our advantage. Stock selection across many industry sectors also was positive, particularly among Consumer Discretionary companies. In contrast, stock selection among Technology stocks detracted from our relative results.

Q.   What were the best-performing holdings for the Fund during the period?

A. Fast-food chain McDonald's was one of our best performers as it grew faster than rivals and posted financial results that surpassed Wall Street estimates. Our holdings in NIKE fared comparatively well, thanks to better-than-expected earnings that were bolstered by stronger sales worldwide. Health Care companies Gilead Sciences and Abbott Laboratories also contributed to the Fund's outperformance as investors increasingly gravitated toward the sector due to its reputation for providing safe haven in difficult economic environments. Biotech company Gilead also was helped by strong sales of its HIV drugs while Abbott was propelled by its arthritis medicine and new drug-coated stent. Warehouse chain Costco held up better than most retailers as consumers purchased bulk items in an attempt to save money.

Q.   What were the weakest-performing holdings?

A. The deteriorating environment for consumer spending weighed on Apple and Research in Motion, the maker of the Blackberry and other communications devices. Likewise, rapidly declining demand for personal computers hurt our holdings in Hewlett-Packard. Our stake in QUALCOMM worked against us as well. We also lost ground holding Schlumberger and Halliburton in response to declining oil prices and growing worries that exploration and production would be curtailed.

Q.   How was the portfolio positioned as of October 31, 2008?

A. We continued to maintain a balance between companies that we believe can outperform during challenging economic conditions and those that can benefit from longer-term, secular trends. We believe that we are in the later phases of a bear market and still in the early stages of a major rotation into large capitalization growth stocks. The Standard & Poor's 500(R) Index ("S&P 500 Index") has declined more than 45% peak to trough during the past year, suggesting a good amount of economic and corporate profit weakness already has been discounted by investors and that stock market valuations are quite reasonable. Most importantly, the outlook remains--in our view--very good for high-quality large capitalization growth stocks, which could mitigate the overall stock market's risk and contribute to its upside potential.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/MONTAG & CALDWELL GROWTH FUND - CLASS N
GROWTH OF $10,000

                                                                  MORNINGSTAR(R)
                       ASTON/MONTAG & CALDWELL     RUSSELL 1000   LARGE GROWTH
                    GROWTH FUND - CLASS N SHARES   GROWTH INDEX     CATEGORY
                    ----------------------------   ------------   ------------
           Nov-94              10,000                 10,000         10,000
           Oct-95              13,187                 12,921         12,469
           Oct-96              17,131                 15,770         14,877
           Oct-97              22,925                 20,575         18,950
           Oct-98              27,027                 25,645         21,912
           Oct-99              34,958                 34,428         30,004
           Oct-00              34,623                 37,641         35,120
           Oct-01              28,608                 22,603         22,252
           Oct-02              24,271                 18,168         18,260
           Oct-03              26,452                 22,131         22,125
           Oct-04              27,482                 22,879         22,882
           Oct-05              29,878                 24,895         25,225
           Oct-06              32,273                 27,593         27,508
           Oct-07              40,795                 32,899         33,442
           Oct-08              28,095                 20,743         20,413


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                        RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year          (31.13)%
Five Year           1.21%
Ten Year            0.39%

Inception Date 11/02/94

Average Annual Total Returns - Class I

One Year          (30.96)%
Five Year           1.49%
Ten Year            0.67%

Inception Date 06/28/96

Average Annual Total Returns - Class R

One Year          (31.28)%
Five Year           0.99%
Since Inception     2.71%

Inception Date 12/31/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

Aston Funds
MONTAG & CALDWELL GROWTH FUND                                   OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES     2%
CONSUMER STAPLES                           27%
INFORMATION TECHNOLOGY                     23%
HEALTH CARE                                17%
ENERGY                                     12%
CONSUMER DISCRETIONARY                      8%
FINANCIALS                                  6%
INDUSTRIALS                                 5%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS - 98.24%
             CONSUMER DISCRETIONARY - 8.40%
   694,100   Johnson Controls .................................   $   12,306,393
 1,093,300   McDonald's .......................................       63,334,869
   666,300   NIKE, Class B ....................................       38,398,869
                                                                  --------------
                                                                     114,040,131
                                                                  --------------
             CONSUMER STAPLES - 27.29%
 1,295,500   Coca-Cola ........................................       57,079,730
   477,700   Colgate-Palmolive ................................       29,980,452
   668,200   Costco Wholesale .................................       38,094,082
 1,826,800   CVS Caremark .....................................       55,991,420
 1,019,900   PepsiCo ..........................................       58,144,499
 1,006,000   Procter & Gamble .................................       64,927,240
 1,188,600   Wal-Mart Stores ..................................       66,335,766
                                                                  --------------
                                                                     370,553,189
                                                                  --------------
             ENERGY - 11.54%
 1,071,700   Cameron International * ..........................       25,999,442
   389,200   Devon Energy .....................................       31,470,712
 1,378,200   Halliburton ......................................       27,274,578
   519,100   Occidental Petroleum .............................       28,830,814
   835,200   Schlumberger .....................................       43,138,080
                                                                  --------------
                                                                     156,713,626
                                                                  --------------
             FINANCIALS - 5.66%
 2,437,200   Charles Schwab ...................................       46,599,264
   890,700   Wells Fargo ......................................       30,328,335
                                                                  --------------
                                                                      76,927,599
                                                                  --------------
             HEALTH CARE - 16.94%
 1,179,700   Abbott Laboratories ..............................       65,060,455
   717,300   Allergan .........................................       28,455,291
 1,057,200   Gilead Sciences * ................................       48,472,620
 2,909,700   Schering-Plough ..................................       42,161,553
   858,800   Stryker ..........................................       45,911,448
                                                                  --------------
                                                                     230,061,367
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             INDUSTRIALS - 5.16%
 1,065,000   Emerson Electric .................................   $   34,857,450
   880,500   Fluor ............................................       35,158,365
                                                                  --------------
                                                                      70,015,815
                                                                  --------------
             INFORMATION TECHNOLOGY - 23.25%
   539,500   Apple * ..........................................       58,044,805
   681,100   Electronic Arts * ................................       15,515,458
   170,000   Google, Class A * ................................       61,091,200
 1,396,900   Hewlett-Packard ..................................       53,473,332
 2,307,800   Juniper Networks * ...............................       43,248,172
 1,701,500   QUALCOMM .........................................       65,099,390
   380,600   Research In Motion * .............................       19,193,658
                                                                  --------------
                                                                     315,666,015
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $1,522,023,953) .........................    1,333,977,742
                                                                  --------------
INVESTMENT COMPANY - 0.33%
 4,486,246   BlackRock Liquidity Funds
                TempCash Portfolio ............................        4,486,246
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $4,486,246) .............................        4,486,246
                                                                  --------------
TOTAL INVESTMENTS - 98.57%
   (Cost $1,526,510,199)** ....................................    1,338,463,988
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 1.43% ......................       19,377,591
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $1,357,841,579
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $1,539,864,519.

Gross unrealized appreciation ....   $  43,602,507
Gross unrealized depreciation ....    (245,003,038)
                                     -------------
Net unrealized depreciation ......   $(201,400,531)
                                     =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS SELECT GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

      B. Anthony Weber, Charles P. McCurdy, Jr., CFA, & Charles Mercer, Jr., CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Although the broad equity market dropped sharply during the period, and growth stocks suffered somewhat more than their value counterparts, the Fund only slightly underperformed its benchmark despite its somewhat more aggressive nature. Aiding the Fund's relative return were well-timed moves in the Energy sector, coupled with advantageous stock selection within that segment. We enjoyed strong performance from our energy holdings up until July, when we cut our stake in them based on concerns with regard to the trading in the actual commodity. That strategic decision proved beneficial because Energy stocks suffered steep declines in the final months of the period as oil prices plunged. In contrast, we lost ground by having a larger-than-index exposure to the economically sensitive Industrial sector, which posted steeper-than-index losses amid concerns about the severity of the slowing U.S. and global economies. Stock selection in the Health Care and Consumer Discretionary sectors also detracted.

Q.   What were the best-performing holdings for the Fund during the period?

A. FLIR Systems, which makes infrared imaging cameras for commercial and military use, benefited from rising profits as the company's sales to government agencies surged. Shares of First Solar also were buoyed by better-than-expected profits and revenues, as well as strong investor demand for the stock amid the global search for alternative energy sources. We sold the stock given its high trading correlation to the price of oil. Farm and equipment construction maker CNH Global NV also rose in response to strong earnings growth at the company as this position was sold well ahead of the selloff in Industrials. Gilead Sciences, a leading maker of life-saving treatments for AIDS and HIV was another good performer, boosted by strong sales. We also enjoyed gains from U.S. Steel, which performed well as the price of that commodity rose to over $1000 per ton. We sold the stock to lock in substantial profits.

Q.   What were the weakest performing holdings?

A. The biggest detractor was Intuitive Surgical, maker of surgical robots. Its stock price suffered, unfairly in our view, even after beating earnings expectations. Holdings in Thermo Fisher Scientific slipped on lower sales outlook and weaker-than-expected revenues. We also lost ground by owning engineering and construction firm KBR, initiating positions just prior to the meltdown in Industrials. Shares of financial exchange operator CME Group--parent of the Chicago Mercantile Exchange, the Chicago Board of Trade and the New York Mercantile exchange, posted losses in response to worries that trading volumes might decline.

Q.   How was the portfolio positioned as of October 31, 2008?

A. We believe that domestic growth stocks should resume their leadership on a relative basis--just as they did last year--once the credit markets thaw. At the end of the period, the Fund was positioned in early cycle industries that we believe are likely to be the first beneficiaries in any economic and market recovery. We have focused the portfolio on quality Financials, which we think have the opportunity to gain significant market share, Consumer Discretionary and Consumer Staples stocks, and Health Care names.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/VEREDUS SELECT GROWTH
GROWTH OF $10,000

                                                         MORNINGSTAR(R)
                       ASTON/VEREDUS     RUSSELL 1000    LARGE GROWTH
                    SELECT GROWTH FUND   GROWTH INDEX      CATEGORY
                    ------------------   ------------   --------------
           Dec-01         10,000            10,000          10,000
           Apr-02          9,030             8,946           9,155
           Oct-02          7,290             7,347           7,470
           Apr-03          7,550             7,662           7,736
           Oct-03          9,330             8,950           9,052
           Apr-04          9,700             9,320           9,303
           Oct-04         10,310             9,252           9,363
           Oct-05         11,880            10,067          10,321
           Oct-06         13,094            11,159          11,256
           Oct-07         16,778            13,304          13,683
           Oct-08         10,219             8,388           8,352



All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year          (39.09)%
Five Year           1.84%
Since Inception     0.32%

Inception Date 12/31/01

Average Annual Total Returns - Class I

One Year          (38.96)%
Five Year            N/A
Since Inception    (6.93)%

Inception Date 09/11/06

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
VEREDUS SELECT GROWTH FUND                                      OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES     1%
HEALTH CARE                                30%
FINANCIALS                                 18%
CONSUMER DISCRETIONARY                     17%
INDUSTRIALS                                16%
INFORMATION TECHNOLOGY                     13%
CONSUMER STAPLES                            5%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS - 98.92%
             CONSUMER DISCRETIONARY - 17.33%
    52,500   Big Lots * .......................................   $    1,282,575
    49,475   Guess? ...........................................        1,077,071
   102,400   Hasbro ...........................................        2,976,768
    95,700   Kohl's * .........................................        3,361,941
    79,125   McDonald's .......................................        4,583,711
    52,200   Urban Outfitters * ...............................        1,134,828
                                                                  --------------
                                                                      14,416,894
                                                                  --------------
             CONSUMER STAPLES - 4.63%
    68,900   Wal-Mart Stores ..................................        3,845,309
                                                                  --------------
             FINANCIALS - 18.20%
     7,600   CME Group ........................................        2,144,340
   111,100   Hudson City Bancorp ..............................        2,089,791
    82,000   JPMorgan Chase ...................................        3,382,500
   129,700   U.S. Bancorp .....................................        3,866,357
   107,400   Wells Fargo ......................................        3,656,970
                                                                  --------------
                                                                      15,139,958
                                                                  --------------
             HEALTH CARE - 30.44%
    55,900   Abbott Laboratories ..............................        3,082,885
    26,300   Amgen * ..........................................        1,575,107
    59,750   Covidien .........................................        2,646,327
    59,800   Express Scripts * ................................        3,624,478
    88,200   Illumina * .......................................        2,719,206
    23,450   Intuitive Surgical * .............................        4,051,926
   101,300   St. Jude Medical * ...............................        3,852,439
    92,700   Thermo Fisher Scientific * .......................        3,763,620
                                                                  --------------
                                                                      25,315,988
                                                                  --------------
             INDUSTRIALS - 15.79%
    53,100   Burlington Northern Santa Fe .....................        4,729,086
   200,200   Delta Air Lines * ................................        2,198,196
    80,000   Jacobs Engineering Group * .......................        2,914,400
    56,380   Stericycle * .....................................        3,294,283
                                                                  --------------
                                                                      13,135,965
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             INFORMATION TECHNOLOGY - 12.53%
   117,700   FLIR Systems * ...................................   $    3,778,170
   172,700   NCR * ............................................        3,156,956
    91,200   QUALCOMM .........................................        3,489,312
                                                                  --------------
                                                                      10,424,438
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $97,185,194) ............................       82,278,552
                                                                  --------------
INVESTMENT COMPANY - 3.69%
 3,070,361   BlackRock Liquidity Funds
                TempCash Portfolio ............................        3,070,361
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $3,070,361) .............................        3,070,361
                                                                  --------------
TOTAL INVESTMENTS - 102.61%
   (Cost $100,255,555)** ......................................       85,348,913
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (2.61)% ....................       (2,167,254)
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   83,181,659
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $102,241,242.

Gross unrealized appreciation ..   $    548,129
Gross unrealized depreciation ..    (17,440,458)
                                   ------------
Net unrealized depreciation ....   $(16,892,329)
                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
GROWTH FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2008

                                                  Robert E. Canakaris, CFA, CIC*

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Equity markets declined sharply during the year as fears intensified that the ongoing deleveraging of the global financial system would negatively affect economic growth around the world. Although the Fund's absolute returns suffered as a result, our performance held up substantially better than our benchmarks. Much of that outperformance can be attributed to our balanced approach of investing in companies that could perform well as the economy slowed as well as companies poised to benefit from longer-term, or secular trends. In particular, substantial overweight positions in Consumer Staples and Health Care stocks--two of the market's best-performing groups--significantly aided performance. Similarly, underweight positions in Financials and Consumer Discretionary stocks--two sectors that lagged--worked to our advantage. Stock selection across many industry sectors was also positive, particularly among Consumer Discretionary companies. In contrast, stock selection among Technology stocks detracted from our relative results.

Q.   What were the best-performing holdings for the Fund during the period?

A. Fast-food chain McDonald's was one of our best performers as it grew faster than rivals and posted financial results that surpassed Wall Street estimates. Our holdings in Nike fared comparatively well, thanks to better-than-expected earnings that were bolstered by stronger sales worldwide. Health Care companies Gilead Sciences and Abbott Laboratories also contributed to the Fund's outperformance as investors increasingly gravitated toward the sector due to its reputation for providing safe haven in difficult economic environments. Biotech company Gilead also was helped by strong sales of its HIV drugs while Abbott was propelled by its arthritis medicine and new drug-coated stent. Warehouse chain Costco Corp. held up better than most retailers as consumers purchased bulk items in an attempt to save money.

Q.   What were the weakest-performing holdings?

A. The deteriorating environment for consumer spending weighed on Apple and Research in Motion, the maker of the Blackberry and other communications devices. Likewise, rapidly declining demand for personal computers hurt our holdings in Hewlett-Packard Co. Our stake in QUALCOMM worked against us as well. We also lost ground holding Schlumberger and Halliburton in response to declining oil prices and growing worries that exploration and production would be curtailed.

Q.   How was the portfolio positioned as of October 31, 2008?

A. We continued to maintain a balance between companies that we believe can outperform during challenging economic conditions and those that can benefit from longer-term, secular trends. We believe that we are in the later phases of a bear market and still in the early stages of a major rotation into large capitalization growth stocks. The S&P 500 Index has declined more than 45% peak to trough during the past year, suggesting a good amount of economic and corporate profit weakness already has been discounted by investors and that stock market valuations are quite reasonable. Most importantly, the outlook remains--in our view--very good for high-quality large capitalization growth stocks, which could mitigate the overall stock market's risk and contribute to its upside potential.

*    As of January 1, 2008, Montag & Caldwell became the Sub-Adviser for the
     Fund.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/ABN AMRO GROWTH FUND - CLASS N
GROWTH OF $10,000

                                                                     MORNINGSTAR(R)
                               ASTON/              RUSSELL 1000      LARGE GROWTH
                    GROWTH FUND - CLASS N SHARES   GROWTH INDEX        CATEGORY
                    ----------------------------   ------------   ------------------
           Dec-93              10,000                 10,000            10,000
           Oct-94              10,173                 10,607            10,439
           Oct-95              13,088                 13,705            13,016
           Oct-96              16,619                 16,727            15,530
           Oct-97              20,801                 21,824            19,782
           Oct-98              26,090                 27,202            22,874
           Oct-99              33,321                 36,518            31,321
           Oct-00              39,858                 39,925            36,661
           Oct-01              29,514                 23,975            23,229
           Oct-02              26,929                 19,271            19,061
           Oct-03              30,689                 23,474            23,097
           Oct-04              31,589                 24,268            23,887
           Oct-05              32,971                 26,406            26,333
           Oct-06              34,800                 29,268            28,716
           Oct-07              38,923                 34,896            34,910
           Oct-08              25,783                 22,002            21,309


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year                  (33.76)%
Five Year                  (3.42)%
Ten Year                   (0.12)%

Inception Date 12/13/93

Average Annual Total Returns - Class I

One Year                  (33.61)%
Five Year                  (3.15)%
Since Inception            (3.99)%

Inception Date 07/31/00


Average Annual Total Returns - Class R

One Year                  (33.93)%
Five Year                  (3.63)%
Since Inception            (0.52)%

Inception Date 12/31/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

Aston Funds
GROWTH FUND

SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2008

                                  (PIE CHART)

INDUSTRIALS                                5%
CASH & NET OTHER ASSETS AND LIABILITIES    2%
CONSUMER STAPLES                          27%
INFORMATION TECHNOLOGY                    23%
HEALTH CARE                               17%
ENERGY                                    12%
CONSUMER DISCRETIONARY                     8%
FINANCIALS                                 6%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS - 98.23%
             CONSUMER DISCRETIONARY - 8.36%
    95,917   Johnson Controls .................................   $    1,700,608
   151,216   McDonald's .......................................        8,759,943
    92,609   NIKE, Class B ....................................        5,337,057
                                                                  --------------
                                                                      15,797,608
                                                                  --------------
             CONSUMER STAPLES - 27.29%
   181,621   Coca-Cola ........................................        8,002,221
    66,306   Colgate-Palmolive ................................        4,161,365
    92,808   Costco Wholesale .................................        5,290,984
   255,727   CVS Caremark .....................................        7,838,033
   135,014   PepsiCo ..........................................        7,697,148
   141,017   Procter & Gamble .................................        9,101,237
   169,718   Wal-Mart Stores ..................................        9,471,962
                                                                  --------------
                                                                      51,562,950
                                                                  --------------
             ENERGY - 11.65%
   149,615   Cameron International * ..........................        3,629,660
    54,104   Devon Energy .....................................        4,374,849
   191,324   Halliburton ......................................        3,786,302
    74,208   Occidental Petroleum .............................        4,121,512
   118,012   Schlumberger .....................................        6,095,320
                                                                  --------------
                                                                      22,007,643
                                                                  --------------
             FINANCIALS - 5.68%
   340,535   Charles Schwab ...................................        6,511,029
   124,113   Wells Fargo ......................................        4,226,048
                                                                  --------------
                                                                      10,737,077
                                                                  --------------
             HEALTH CARE - 16.87%
   163,719   Abbott Laboratories ..............................        9,029,103
    99,614   Allergan .........................................        3,951,687
   151,416   Gilead Sciences * ................................        6,942,424
   386,340   Schering-Plough ..................................        5,598,067
   118,814   Stryker ..........................................        6,351,796
                                                                  --------------
                                                                      31,873,077
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             INDUSTRIALS - 5.22%
   153,416   Emerson Electric .................................   $    5,021,306
   121,500   Fluor ............................................        4,851,495
                                                                  --------------
                                                                       9,872,801
                                                                  --------------
             INFORMATION TECHNOLOGY - 23.16%
    74,805   Apple * ..........................................        8,048,270
    94,700   Electronic Arts * ................................        2,157,266
    23,200   Google, Class A * ................................        8,337,152
   194,118   Hewlett-Packard ..................................        7,430,837
   319,130   Juniper Networks * ...............................        5,980,496
   238,725   QUALCOMM .........................................        9,133,618
    53,007   Research In Motion * .............................        2,673,143
                                                                  --------------
                                                                      43,760,782
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $232,560,602) ...........................      185,611,938
                                                                  --------------
INVESTMENT COMPANY - 0.66%
 1,249,212   BlackRock Liquidity Funds
                TempCash Portfolio ............................        1,249,212
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $1,249,212) .............................        1,249,212
                                                                  --------------
TOTAL INVESTMENTS - 98.89%
   (Cost $233,809,814)** ......................................      186,861,150
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 1.11% ......................        2,100,050
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $  188,961,200
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $236,626,828.

Gross unrealized appreciation ..   $    3,217,753
Gross unrealized depreciation ..      (52,983,431)
                                   --------------
Net unrealized depreciation ....   $  (49,765,678)
                                   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
OPTIMUM LARGE CAP OPPORTUNITY FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

                                   Andrew J. Goodwin & Keith F. Pinsoneault, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The pressure on the stock market caused by the credit crunch and slowing global economy had a negative impact on the Fund's holdings on both an absolute and relative basis. In particular, the Fund's overweightings in sectors that proved to be the most sensitive to slowing global economic conditions--namely the Materials, Industrials, Technology and Energy groups--that had contributed to our strong performance in the prior year detracted from both our absolute and relative returns during the past 12 months. Although we significantly reduced our stake in these groups as the economy weakened, they continued to weigh on performance. In contrast, larger-than-benchmark stakes in the Health Care and Consumer sectors bolstered our returns as they outperformed the benchmark.

Q.   What were the best-performing holdings for the Fund during the period?

A. Investments in St. Jude Medical and DaVita were two of our best performers. St. Jude Medical, a leading medical device manufacturer, posted attractive and consistent revenue and earnings growth over the past year which, in turn, was fueled in part by numerous product introductions. Kidney-dialysis provider DaVita was bolstered by its ability to match Wall Street's expectations for earnings growth. Shares in oil service companies ENSCO International and Transocean fared comparatively well thanks to high oil and gas prices throughout much of the period. Among consumer-related holdings, Colgate-Palmolive appreciated nicely, due in large measure to strong results in many of its personal care lines. Despite a late-period decline in consumer spending, electronics retailer Best Buy performed comparatively well, buoyed by its ability to win out over weaker rivals. DirecTV Group Inc. benefited from subscriber growth which was stoked by interest in high-definition programming, sports packages and digital video recording features. Its strong returns were also based on the prospects of improvement in its competition with the cable companies.

Q.   What were the weakest-performing holdings?

A. Mining giant BHP Billiton declined as metal prices dropped and the global economy slowed. Likewise, Freeport-McMoRan Copper & Gold, an explorer, miner and producer of gold and copper, came under pressure as commodity prices declined rapidly in the final months of the period. Specialty glass maker Corning detracted from returns, hurt by slowing demand for flat-screen televisions. We also lost ground owning Goldman Sachs Group and Morgan Stanley, both of which were hurt by the fallout of the credit crisis.

Q.   How was the portfolio positioned as of October 31, 2008?

A. The portfolio was positioned for the prospects of continued credit and economic difficulties. In particular, we had a reduced exposure to the more economically cyclical sectors and an increased exposure to Health Care, Consumer and Finance companies that we believe can outperform if the economic environment remains challenging, as we believe it will over the near term. We've tilted the portfolio in favor of companies that can benefit from a rebound of the U.S. economy, because we believe it will improve earlier than other parts of the world. Nevertheless, we continue to invest in global companies that will benefit from the eventual recovery in the global economy.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/OPTIMUM LARGE CAP OPPORTUNITY
GROWTH OF $10,000

                                                                      MORNINGSTAR(R)
                                 ASTON/ OPTIMUM              S&P      LARGE GROWTH
                         LARGE CAP OPPORTUNITY- CLASS N   500 INDEX     CATEGORY
                         ------------------------------   ---------   ------------
               Dec-06                10,000                 10,000       10,000
               Jan-07                10,210                 10,151       10,231
               Apr-07                11,210                 10,509       10,527
               Jul-07                11,570                 10,363       10,634
               Oct-07                12,560                 11,086       11,839
               Oct-08                 6,795                  7,086        7,226


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/08
Average Annual Total Returns - Class N

One Year                    (45.90)%
Since Inception             (18.90)%

Inception Date 12/28/2006

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
OPTIMUM LARGE CAP OPPORTUNITY FUND                              OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

TELECOMMUNICATION SERVICES                 4%
MATERIALS                                  2%
INFORMATION TECHNOLOGY                    19%
HEALTH CARE                               17%
CONSUMER DISCRETIONARY                    15%
INDUSTRIALS                               14%
ENERGY                                    14%
FINANCIALS                                11%
CASH & NET OTHER ASSETS AND LIABILITIES    4%
TELECOMMUNICATION SERVICES                 4%

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS - 95.86%
             CONSUMER DISCRETIONARY - 14.62%
     6,600   DIRECTV Group * ..................................   $      144,474
     5,825   Johnson Controls .................................          103,277
     2,200   NIKE, Class B ....................................          126,786
     8,500   Staples ..........................................          165,155
                                                                  --------------
                                                                         539,692
                                                                  --------------
             ENERGY - 13.63%
     3,000   ENSCO International ..............................          114,030
     1,500   Transocean * .....................................          123,495
     7,200   Weatherford International * ......................          121,536
     4,000   XTO Energy .......................................          143,800
                                                                  --------------
                                                                         502,861
                                                                  --------------
             FINANCIALS - 11.32%
     3,200   ACE ..............................................          183,552
     2,200   Chubb ............................................          114,004
     1,300   Goldman Sachs Group ..............................          120,250
                                                                  --------------
                                                                         417,806
                                                                  --------------
             HEALTH CARE - 17.42%
     8,000   Bristol-Myers Squibb .............................          164,400
     2,975   DaVita * .........................................          168,831
     2,150   Genzyme * ........................................          156,692
     4,025   St. Jude Medical * ...............................          153,071
                                                                  --------------
                                                                         642,994
                                                                  --------------
             INDUSTRIALS - 13.90%
    10,000   ABB, SP ADR ......................................          131,500
     3,200   Caterpillar ......................................          122,144
     3,575   Parker Hannifin ..................................          138,603
     2,200   United Technologies ..............................          120,912
                                                                  --------------
                                                                         513,159
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             INFORMATION TECHNOLOGY - 19.21%
     4,675   Amphenol, Class A ................................   $      133,939
     8,200   Cisco Systems * ..................................          145,714
       450   Google, Class A * ................................          161,712
     5,600   MEMC Electronic Materials * ......................          102,928
     9,000   Oracle * .........................................          164,610
                                                                  --------------
                                                                         708,903
                                                                  --------------
             MATERIALS - 1.97%
     2,495   Freeport-McMoRan Copper & Gold, Class B ..........           72,605
                                                                  --------------
             TELECOMMUNICATION SERVICES - 3.79%
     4,525   America Movil, Series L, ADR .....................          140,003
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $5,179,297) .............................        3,538,023
                                                                  --------------
INVESTMENT COMPANY - 4.83%
   178,198   BlackRock Liquidity Funds
                TempCash Portfolio ............................          178,198
                                                                  --------------
TOTAL INVESTMENT COMPANY
   (Cost $178,198) ............................................          178,198
                                                                  --------------
TOTAL INVESTMENTS - 100.69%
   (Cost $5,357,495)** ........................................        3,716,221
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (0.69)% ....................          (25,485)
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $    3,690,736
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $5,361,766.

Gross unrealized appreciation ..   $       71,741
Gross unrealized depreciation ..       (1,717,286)
                                   --------------
Net unrealized depreciation ....   $   (1,645,545)
                                   ==============

ADR    American Depositary Receipt

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VALUE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                      OCTOBER 31, 2008

                Brooks A. Taylor, Johnathon W. Sage, CFA, Steven R. Gorham, CFA,
                                                             & Nevin P. Chitkara

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Against an extremely difficult investment backdrop in which the various stock indexes posted steep declines, advantageous stock selection was the key driver of our outperformance.

Q.   What were the best-performing holdings for the Fund during the period?

A. Oracle, the world's second-largest software company, made the biggest contribution to performance, thanks to better-than-expected financial results throughout much of the period. Defense company Lockheed Martin was one of the top contributors, boosted by continued great execution and strong financial results. In the Consumer Staples sector, an eclectic mix of companies that market household products, food and beverages and tobacco bolstered our returns. We enjoyed particularly good performance Philip Morris International, the world's largest publicly traded tobacco company. NIKE was pushed higher by its attractive valuation, coupled with much-better-than-expected financial results--characterized by broad-based strength across its geographic regions, revenues and margins. Other consumer-related holdings--including Swiss food conglomerate Nestle, cereal maker Kellogg, beverage giant Diageo and tobacco company Altria--also fared comparatively well. Advantageous stock selection also translated into little or no exposure to some of worst-performing stocks in the benchmark. Specifically, our avoidance of troubled insurer American International Group (AIG) worked in our favor because it suffered steep losses. Likewise, a major underweighting in General Electric aided our relative returns, as the stock declined sharply due largely to concerns about the firm's financial business.

Q.   What were the weakest-performing holdings?

A. Although our decision to underweight the Financials sector worked in our favor because the group suffered substantial losses, we weren't able to completely sidestep the downturn that plagued the group. Our underweighting to Financials stemmed from the difficulty we had finding high-quality financial companies with good balance sheets and attractive valuations. However, we were hurt by holdings in Goldman Sachs Group, which suffered from the fallout of the collapse of Lehman Brothers and the distressed sale of Merrill Lynch to Bank of America, plus its need to convert to a bank holding company and raise nearly $15 billion of capital through Warren Buffet and the public markets. Concerns about the health of insurer Genworth Financial's business and credit exposure pushed its sales lower. Insurers Met/Life, Allstate and Prudential Financial also detracted from our returns. Elsewhere, we lost ground owning cruise operator Royal Caribbean Cruises, which was hit hard by rising fuel costs earlier in the period.

Q.   How was the portfolio positioned as of October 31, 2008?

A. At the end of the period, we remained underweighted in the Financials sectors, again due to the lack of high-quality companies with good balance sheets and attractive valuations. At the same time, we were significantly overweighted in Consumer Staples and Technology companies, two areas we think will outperform. Given the current economic and financial market realities, credit will be constrained and the need for or ability to access credit will be a major driver of company performance. That's why we continue to maintain our longterm perspective that emphasizes higher-quality companies with strong balance sheets and good management teams.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

ASTON VALUE FUND - CLASS N
GROWTH OF $10,000 CHARTS

                                                   MORNINGSTAR(R)
               ASTON VALUE        RUSSELL 1000      LARGE VALUE
          FUND - CLASS N SHARES    VALUE INDEX        CATEGORY
          ---------------------   ------------   -----------------
Jan-93            10,000             10,000            10,000
Dec-93            10,666             11,807            11,393
Dec-94            10,666             11,573            11,330
Dec-95            14,082             16,013            15,031
Dec-96            16,959             19,478            18,081
Dec-97            22,131             26,330            23,044
Dec-98            23,340             30,446            25,687
Dec-99            25,941             32,683            27,110
Dec-00            25,765             34,974            29,712
Oct-01            20,907             30,487            26,619
Oct-02            19,321             27,432            23,156
Oct-03            22,475             33,706            28,158
Oct-04            26,044             38,914            31,624
Oct-05            29,034             43,529            34,764
Oct-06            34,653             52,870            41,001
Oct-07            40,465             58,596            45,831
Oct-08            26,364             37,033            28,750


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year          (34.85)%
Five Year           3.24%
Ten Year            1.89%

Inception Date 01/04/93

Average Annual Total Returns - Class I

One Year          (34.73)%
Five Year            N/A
Since Inception    (3.37)%

Inception Date 09/20/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
VALUE FUND                                                      OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

MATERIALS                                  3%
CASH & NET OTHER ASSETS AND LIABILITIES    1%
FINANCIALS                                19%
ENERGY                                    15%
CONSUMER STAPLES                          15%
INDUSTRIALS                               11%
INFORMATION TECHNOLOGY                    10%
CONSUMER DISCRETIONARY                     8%
HEALTH CARE                                7%
UTILITIES                                  6%
TELECOMMUNICATION SERVICES                 5%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS - 98.69%
             CONSUMER DISCRETIONARY - 7.63%
   114,788   Disney, Walt .....................................   $    2,973,009
    28,785   Johnson Controls .................................          510,358
   142,130   Macy's ...........................................        1,746,778
    71,840   NIKE, Class B ....................................        4,140,139
    80,668   Omnicom Group ....................................        2,382,933
   123,680   Royal Caribbean Cruises ..........................        1,677,101
    29,800   Sherwin-Williams .................................        1,695,918
    20,258   Staples ..........................................          393,613
    18,870   Time Warner Cable * ..............................          369,475
                                                                  --------------
                                                                      15,889,324
                                                                  --------------
             CONSUMER STAPLES - 14.52%
     9,350   Clorox ...........................................          568,573
     6,490   Coca-Cola ........................................          285,949
     2,800   Colgate-Palmolive ................................          175,728
   137,492   CVS Caremark .....................................        4,214,130
    65,520   Diageo, SP ADR ...................................        4,074,689
     7,273   General Mills ....................................          492,673
    24,100   Groupe Danone, SP ADR ............................          269,920
    13,490   Heineken NV, SP ADR ..............................          227,846
     4,068   Kellogg ..........................................          205,109
    17,290   Kroger ...........................................          474,783
     5,610   Lorillard ........................................          369,475
   124,945   Nestle, SP ADR ...................................        4,804,135
    39,158   PepsiCo ..........................................        2,232,398
   170,780   Philip Morris International ......................        7,423,807
    51,380   Procter & Gamble .................................        3,316,065
    11,570   Wal-Mart Stores ..................................          645,722
    18,810   Walgreen .........................................          478,903
                                                                  --------------
                                                                      30,259,905
                                                                  --------------
             ENERGY - 15.54%
     7,880   Anadarko Petroleum ...............................          278,164
    47,325   Apache ...........................................        3,896,267
    64,961   Chevron ..........................................        4,846,091
    33,447   ConocoPhillips ...................................        1,739,913
     7,875   Devon Energy .....................................          636,772
    12,010   El Paso ..........................................          116,497

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             ENERGY (CONTINUED)
   117,380   Exxon Mobil ......................................   $    8,700,206
     9,390   Halliburton ......................................          185,828
    62,090   Hess .............................................        3,738,439
    64,785   Marathon Oil .....................................        1,885,243
     5,700   Noble ............................................          183,597
    99,810   Total, SP ADR ....................................        5,533,466
     3,190   Ultra Petroleum * ................................          148,494
    24,070   Williams .........................................          504,748
                                                                  --------------
                                                                      32,393,725
                                                                  --------------
             FINANCIALS - 18.60%
   130,540   Allstate .........................................        3,444,951
   179,554   Bank of America ..................................        4,339,820
   189,687   Bank of New York Mellon ..........................        6,183,796
    47,982   Chubb ............................................        2,486,427
     5,473   Franklin Resources ...............................          372,164
   185,220   Genworth Financial, Class A ......................          896,465
    53,320   Goldman Sachs Group ..............................        4,932,100
    13,130   Invesco ..........................................          195,768
    60,100   JPMorgan Chase ...................................        2,479,125
    58,083   Merrill Lynch ....................................        1,079,763
   175,160   MetLife ..........................................        5,818,815
     9,030   New York Community Bancorp .......................          141,410
    48,420   Prudential Financial .............................        1,452,600
    34,680   Sovereign Bancorp ................................          100,572
    92,050   State Street .....................................        3,990,367
     4,900   SunTrust Banks ...................................          196,686
    15,220   Travelers ........................................          647,611
                                                                  --------------
                                                                      38,758,440
                                                                  --------------
             HEALTH CARE - 7.17%
     5,560   Genzyme * ........................................          405,213
    50,600   Johnson & Johnson ................................        3,103,804
   154,930   Merck ............................................        4,795,083
    11,110   Merck KGaA, ADR ..................................          334,411
     9,933   UnitedHealth Group ...............................          235,710
    40,220   WellPoint * ......................................        1,563,351
   129,160   Wyeth ............................................        4,156,369
     7,330   Zimmer Holdings * ................................          340,332
                                                                  --------------
                                                                      14,934,273
                                                                  --------------
             INDUSTRIALS - 11.22%
     9,460   3M ...............................................          608,278
     7,450   Danaher ..........................................          441,338
    46,565   Eaton ............................................        2,076,799
     9,930   General Electric .................................          193,734
    33,758   Grainger (W.W.) ..................................        2,652,366
    92,650   Lockheed Martin ..................................        7,879,883
   109,985   Northrop Grumman .................................        5,157,197
     4,120   Timken ...........................................           65,426
     7,590   United Parcel Service, Class B ...................          400,600
    71,080   United Technologies ..............................        3,906,557
                                                                  --------------
                                                                      23,382,178
                                                                  --------------
             INFORMATION TECHNOLOGY 10.31%
   107,405   Accenture, Class A ...............................        3,549,735
     8,380   Automatic Data Processing ........................          292,881
       220   Google, Class A * ................................           79,059
    50,400   Hewlett-Packard ..................................        1,929,312
   292,980   Intel ............................................        4,687,680
    49,600   International Business Machines ..................        4,611,312
    17,480   Nokia, SP ADR ....................................          265,346

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VALUE FUND                                                      OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             INFORMATION TECHNOLOGY (CONTINUED)
   308,720   Oracle * .........................................   $    5,646,489
     5,000   Visa, Class A ....................................          276,750
     9,600   Western Union ....................................          146,496
                                                                  --------------
                                                                      21,485,060
                                                                  --------------
             MATERIALS - 2.83%
     6,805   Air Products and Chemicals .......................          395,575
   111,130   PPG Industries ...................................        5,509,825
                                                                  --------------
                                                                       5,905,400
                                                                  --------------
             TELECOMMUNICATION SERVICES - 4.72%
   250,310   AT&T .............................................        6,700,799
    23,177   Embarq ...........................................          695,310
     8,900   Rogers Communications, Class B ...................          258,901
   112,859   Vodafone Group, SP ADR ...........................        2,174,793
                                                                  --------------
                                                                       9,829,803
                                                                  --------------
             UTILITIES - 6.15%
     9,300   Allegheny Energy .................................          280,395
    12,810   American Electric Power ..........................          417,990
     9,900   CMS Energy .......................................          101,475
    90,987   Dominion Resources ...............................        3,301,008
    60,790   FPL Group ........................................        2,871,720
    18,740   NRG Energy * .....................................          435,705
    68,683   PG&E .............................................        2,518,606
     8,630   PPL ..............................................          283,237
    78,030   Public Service Enterprise Group ..................        2,196,544
     9,620   Sempra Energy ....................................          409,716
                                                                  --------------
                                                                      12,816,396
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $259,382,825) ...........................      205,654,504
                                                                  --------------
INVESTMENT COMPANY - 1.24%
 2,592,217   BlackRock Liquidity Funds
                TempCash Portfolio ............................        2,592,217
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $2,592,217) .............................        2,592,217
                                                                  --------------
TOTAL INVESTMENTS - 99.93%
   (Cost $261,975,042)** ......................................      208,246,721
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.07% ......................          144,987
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $  208,391,708
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $265,679,098.

Gross unrealized appreciation ..   $    3,258,436
Gross unrealized depreciation ..      (60,690,813)
                                   --------------
Net unrealized depreciation ....   $  (57,432,377)
                                   ==============

ADR    American Depositary Receipt

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO ALL CAP FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

                                                               Philip Tasho, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. All U.S. stock indexes posted steep declines during the period, and the Fund performed in line with its benchmark. Strong stock selection in the Consumer Discretionary, Consumer Staples and Health Care sectors, coupled with an overweighting in the Consumer Staples sector, bolstered the Fund's relative performance. On the flip side, subpar stock selection among Financials, Technology and Utility companies detracted from relative performance.

Q.   What were the best-performing holdings for the Fund during the period?

A. For-profit education company Corinthian Colleges performed comparatively well in response to favorable enrollment trends as a troubled economy and rising unemployment prompted more workers to go back to school to learn a new career or to upgrade skills. The company also benefited from an internal solution to issues relating to the financing of student loans. The stock of confectionary manufacturer Wm. Wrigley Jr. jumped on the $80 cash buyout offer it received from Mars, Inc. Health Care systems software provider Quality Systems was another strong performer. The company, which aids the move toward electronic medical records, benefited from the push toward lower costs in the health care industry.

Q.   What were the weakest-performing holdings?

A. Utility company AES moved sharply lower. Investors were uncertain about the impact the current credit freeze will have on capital-intensive businesses like AES, which requires access to the capital markets to fund large new projects. With the majority of its revenues coming from outside the U.S., fears of a global economic slowdown and a strengthening of the dollar also put pressure on the stock. We also lost ground with U.S. money manager Calamos Asset Management which was hurt primarily by lower assets under management, a key driver of revenue and profit for the firm. Elsewhere in the Financial sector, holdings in Goldman Sachs Group worked against us, coming under substantial pressure in September as Lehman Brothers filed for bankruptcy protection and Merrill Lynch sold itself to Bank of America as the credit crisis expanded. Goldman Sachs Group itself suffered from the lack of liquidity in the markets that created a selloff in the entire industry, forcing the company to restructure and convert from an investment bank to a more regulated bank holding company.

Q.   How was the portfolio positioned as of October 31, 2008?

A. We continue to position the Fund to benefit from an eventual recovery. Consumer Discretionary, Health Care and Consumer Staples were the three largest sectors in the portfolio, with overweight positions relative to the benchmark. The portfolio was underweighted in Energy. Our experience during prior periods of market tumult forms the core of our investment philosophy and provides us with the solutions for recovery. One of TAMRO's mantras is to "Buy the best when they are depressed." We're focused on companies with tenured, stable management and superior financials that have executed well relative to their peers over the long haul because our research shows that they not only have survived, but thrived during difficult market and economic environments.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/TAMRO ALL CAP VALUE FUND
GROWTH OF $10,000

                                                                                        MORNINGSTAR(R)
                        ASTON/TAMRO ALL CAP   S&P500/CITIGROUP VALUE   RUSSELL 3000      LARGE BLEND
                               VALUE                  INDEX               INDEX           CATEGORY
                        -------------------   ----------------------   ------------   -----------------
               Nov-00          10,000                 10,000              10,000            10,000
               Apr-01          10,570                 10,495                                 9,801
               Oct-01           9,689                  8,599               7,483             8,397
               Apr-02          10,232                  8,935                                 8,707
               Oct-02           8,525                  7,241               6,409             7,162
               Apr-03           9,028                  7,629                                 7,427
               Oct-03          10,459                  9,038               7,928             8,607
               Apr-04          11,486                  9,759                                 9,108
               Oct-04          11,627                 10,345               8,705             9,319
               Oct-05          12,788                 11,397               9,628            10,226
               Oct-06          14,463                 13,742              11,204            11,735
               Oct-07          16,918                 15,608              12,832            13,526
               Oct-08          10,701                  9,671               8,136             8,498


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year          (36.75)%
Five Year           0.46%
Since Inception     0.86%

Inception Date 11/30/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
TAMRO ALL CAP FUND                                              OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

PURCHASED OPTIONS, CASH & NET
   OTHER ASSETS AND LIABILITIES    2%
CONSUMER STAPLES                  18%
CONSUMER DISCRETIONARY            15%
HEALTH CARE                       14%
INFORMATION TECHNOLOGY            14%
FINANCIALS                        14%
INDUSTRIALS                       11%
ENERGY                             7%
OTHER COMMON STOCKS                3%
TELECOMMUNICATION SERVICES         2%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 97.12%
             CONSUMER DISCRETIONARY -- 14.51%
     1,800   Amazon.com* ......................................   $      103,032
     4,258   Apollo Group, Class A* ...........................          295,974
    11,672   Comcast, Class A .................................          183,951
    16,135   Corinthian Colleges* .............................          230,408
     4,035   GameStop, Class A* ...............................          110,519
    13,700   Starbucks* .......................................          179,881
     6,005   Toll Brothers* ...................................          138,836
                                                                  --------------
                                                                       1,242,601
                                                                  --------------
             CONSUMER STAPLES -- 18.31%
     5,316   Coca-Cola ........................................          234,223
     6,150   Kraft Foods, Class A .............................          179,211
     6,625   Kroger ...........................................          181,923
     5,135   NBTY* ............................................          120,005
     3,830   Philip Morris International ......................          166,490
     8,270   Sysco ............................................          216,674
     3,460   TreeHouse Foods* .................................          104,700
     6,535   Wal-Mart Stores ..................................          364,718
                                                                  --------------
                                                                       1,567,944
                                                                  --------------
             ENERGY -- 6.80%
     1,905   Anadarko Petroleum ...............................           67,246
     2,914   Exxon Mobil ......................................          215,986
     2,550   National-Oilwell Varco* ..........................           76,220
     8,160   Willbros Group* ..................................          126,398
     2,671   XTO Energy .......................................           96,022
                                                                  --------------
                                                                         581,872
                                                                  --------------
             FINANCIALS -- 13.64%
     8,795   Bank of America ..................................          212,575
        60   Berkshire Hathaway, Class B* .....................          230,400
     1,020   Goldman Sachs Group ..............................           94,350
     6,512   JPMorgan Chase ...................................          268,620
     4,785   Loews ............................................          158,910
     2,900   Prudential Financial .............................           87,000
    10,845   SLM* .............................................          115,716
                                                                  --------------
                                                                       1,167,571
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             HEALTH CARE -- 13.99%
     2,840   Allergan .........................................   $      112,663
     2,105   Amgen* ...........................................          126,068
     6,015   Cerner* ..........................................          223,938
     3,160   Genentech* .......................................          262,090
     1,910   Johnson & Johnson ................................          117,159
     1,525   Laboratory Corp. of America Holdings* ............           93,772
    11,143   Schering-Plough ..................................          161,462
     2,585   WellPoint* .......................................          100,479
                                                                  --------------
                                                                       1,197,631
                                                                  --------------
             INDUSTRIALS -- 11.06%
     4,620   Argon ST* (a) ....................................           96,373
     8,185   Baldor Electric ..................................          143,729
     2,645   Danaher ..........................................          156,690
     3,485   Raytheon .........................................          178,118
     3,805   United Parcel Service, Class B ...................          200,828
     3,120   United Technologies ..............................          171,475
                                                                  --------------
                                                                         947,213
                                                                  --------------
             INFORMATION TECHNOLOGY -- 13.66%
     3,975   Corning ..........................................           43,049
     7,060   Electronic Arts* .................................          160,827
    10,025   EMC* .............................................          118,094
     3,325   F5 Networks* .....................................           82,526
       505   Google, Class A* .................................          181,477
       725   International Business Machines ..................           67,403
     6,140   Oracle* ..........................................          112,301
     6,270   Quality Systems ..................................          241,332
     3,510   Salesforce.com* ..................................          108,670
     4,290   Symantec * .......................................           53,968
                                                                  --------------
                                                                       1,169,647
                                                                  --------------
             MATERIALS -- 0.99%
     2,646   duPont (E. I.) de Nemours ........................           84,672
                                                                  --------------
             TELECOMMUNICATION SERVICES -- 2.41%
     6,965   Verizon Communications ...........................          206,652
                                                                  --------------
             UTILITIES -- 1.75%
    18,775   AES * ............................................          149,637
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $9,419,019) .............................        8,315,440
                                                                  --------------

NUMBER OF
CONTRACTS
----------
PURCHASED OPTIONS -- 0.37%
       180   Coca-Cola - Call Strike @ $70
                Exp 01/10 .....................................           15,750
        65   Coca-Cola - Call Strike @ $60
                Exp 01/10 .....................................           15,600
                                                                  --------------
             TOTAL PURCHASED OPTIONS
                (Cost $49,739) ................................           31,350
                                                                  --------------

SHARES
----------
INVESTMENT COMPANY -- 2.24%
   192,313   BlackRock Liquidity Funds
                TempCash Portfolio ............................          192,313
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $192,313) ...............................          192,313
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO ALL CAP FUND                                              OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                      MARKET
                                                                       VALUE
                                                                  --------------
TOTAL INVESTMENTS -- 99.73%
   (Cost $9,661,071)** ........................................   $    8,539,103
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- 0.27% .....................           22,990
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $    8,562,093
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $9,747,539.

Gross unrealized appreciation ..   $      594,767
Gross unrealized depreciation ..       (1,803,203)
                                   --------------
Net unrealized depreciation ....   $   (1,208,436)
                                   ==============

(a) This security has been determined by the Advisor to be an illiquid security. At October 31, 2008, this security amounted to $96,373 or 1.13% of net assets.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD DIVIDEND ALL CAP VALUE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

       James C. Shircliff, CFA, Henry W. Sanders, III, CFA, & Thomas Forsha, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The past twelve months have been extremely challenging for both the Fund and for the broader equity market. Over the past twelve months, the results of the Fund were dominated by three groups: Financials, Energy, and Consumer Discretionary. Financials were the primary driver of both the absolute and relative returns. On average, the Fund was overweight in the sector during the period which hurt returns, but strong stock selection was responsible for over half of the total outperformance. The poor-performing Consumer Discretionary sector was the lone exception. The U.S. consumer has weakened substantially in the face of severe economic pressure and the sector included a number of the worst performing holdings in the Fund.

Q.   What were the best performing holdings for the Fund during the period?

A. The two holdings with the largest positive contribution to the Fund's total return were BB&T and Otter Tail. BB&T is a regional bank focused on the Southeast United States. Otter Tail is an industrial conglomerate in the Northern Midwest. The common thread with these holdings is that each was sold during the year at a premium to the assessed absolute value. Despite broad weakness in the Financials sector, BB&T traded up sharply in the morning following the announcement of Treasury's Troubled Asset Relief Program ("TARP") plan. Otter Tail benefited from Wall Street's discovery of its involvement in the wind industry. Due to market conditions, over the last twelve months we have focused on quickly realizing gains in positions that trade at a premium.

Q.   What were the weakest performing holdings?

A. The two holdings with the highest negative contribution to the Fund's total return were General Electric and Centerplate. General Electric has missed projected earnings in each of the last two quarters. Concerns about the firm's ability to weather the liquidity crunch were mitigated in part by U.S. government intervention. Now the firm must deal with both rising credit losses and a global recession. We trimmed the position significantly in the last twelve months and are closely watching the dividend policy. Centerplate, a provider of food services for sports facilities and convention centers in the U.S., was forced to raise capital in the midst of the credit market turmoil following the Bear Stearns collapse. The position was exited immediately following the firm's announcement that they were eliminating the dividend.

Q.   How was the portfolio positioned as of October 31, 2008?

A. Last year we discussed our belief that the consumer and the U.S. economy would remain pressured by high energy prices, tight credit standards, and declining real estate values. While our outlook has materially improved, we remain cautious about the short-term macroeconomic environment. After a series of missteps over the last year, we are finally seeing a massive, coordinated, global policy response. Given the proper amount of time, it is likely these policies will succeed in the goal to stabilize the system. Within the Fund, we are working to balance the short-term risk versus the long-term opportunity. We are not targeting any specific sectors, instead focusing on the specific dividend policies of individual companies. While the market correction has significantly expanded the universe of high-yielding companies, we have been concentrating on firms that have demonstrated their ability and commitment to increase the dividend despite the economic environment. We believe that this approach will address the short-term concerns while positioning the Fund to profit from the inevitable market recovery.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/RIVER ROAD DIVIDEND ALL CAP VALUE FUND - CLASS N
GROWTH OF $10,000

                                                                              MORNINGSTAR(R)
                            ASTON/RIVER ROAD                RUSSELL           MID-CAP VALUE
                    DIVIDEND ALL CAP VALUE.- CLASS N   3000 VALUE INDEX         CATEGORY
                    --------------------------------   ----------------   -------------------
           Jun-05                10,000                      10,000              10,000
           Jul-05                10,331                      10,410              10,444
           Oct-05                10,030                      10,206              10,080
           Oct-06                12,408                      11,877              11,804
           Oct-07                13,759                      13,071              13,169
           Oct-08                10,069                       8,324               8,147


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year          (26.82)%
Since Inception     0.21%

Inception Date 06/28/05

Average Annual Total Returns - Class I

One Year         (26.66)%
Since Inception  (21.56)%

Inception Date 06/28/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
RIVER ROAD DIVIDEND ALL CAP VALUE FUND                          OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CLOSED-END FUND                            1%
CASH & NET OTHER ASSETS AND LIABILITIES    4%
FINANCIALS                                21%
ENERGY                                    20%
CONSUMER STAPLES                          12%
CONSUMER DISCRETIONARY                    11%
OTHER COMMON STOCKS                        9%
UTILITIES                                  8%
INDUSTRIALS                                8%
INFORMATION TECHNOLOGY                     6%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 94.97%
             CONSUMER DISCRETIONARY -- 10.51%
    22,650   Autoliv ..........................................   $      483,796
    12,800   Barnes & Noble ...................................          241,664
    13,375   Carnival .........................................          339,725
    19,625   Cato, Class A ....................................          304,580
    35,675   CBRL Group .......................................          710,646
    43,525   Gentex ...........................................          417,405
    18,500   Genuine Parts ....................................          727,975
    21,950   Harley-Davidson ..................................          537,336
    13,025   Hillenbrand ......................................          247,475
    38,075   International Game Technology ....................          533,050
    18,450   Oxford Industries ................................          248,522
    11,500   VF ...............................................          633,650
                                                                  --------------
                                                                       5,425,824
                                                                  --------------
             CONSUMER STAPLES -- 12.16%
    18,450   Clorox ...........................................        1,121,945
    15,325   General Mills ....................................        1,038,116
    22,725   Industrias Bachoco, SP ADR .......................          443,365
    13,025   Kimberly-Clark ...................................          798,302
    29,575   McCormick & Co (Non-Voting Shares) ...............          995,495
    18,125   PepsiCo ..........................................        1,033,306
    13,200   Procter & Gamble .................................          851,928
                                                                  --------------
                                                                       6,282,457
                                                                  --------------
             ENERGY -- 19.93%
    28,350   Alliance Resource Partners LP ....................          907,200
    33,025   Boardwalk Pipeline Partners LP ...................          792,600
    25,800   BreitBurn Energy Partners LP .....................          289,992
    23,900   Chevron ..........................................        1,782,940
    59,225   Encore Energy Partners LP ........................        1,050,059
    28,150   Eni, SP ADR ......................................        1,352,608
    28,550   Magellan Midstream Partners LP ...................        1,022,090
    35,610   MarkWest Energy Partners LP ......................          646,322
    28,300   Patterson-UTI Energy .............................          375,541

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             ENERGY (CONTINUED)
    53,050   Spectra Energy ...................................   $    1,025,457
    14,350   TC Pipelines LP ..................................          383,576
    23,400   TEPPCO Partners LP ...............................          666,198
                                                                  --------------
                                                                      10,294,583
                                                                  --------------
             FINANCIALS -- 21.41%
    11,695   Allstate .........................................          308,631
    13,400   American Capital .................................          188,270
    15,875   Associated Bancorp ...............................          350,203
    20,425   Bank of America ..................................          493,672
    17,175   Carey LP (W.P.) ..................................          395,025
    12,150   Cincinnati Financial .............................          315,779
    46,490   Gallagher (Arthur J.) ............................        1,132,496
    22,100   Host Marriott ....................................          228,514
    64,075   Medallion Financial ..............................          518,367
    29,600   National Retail Properties .......................          527,768
    68,200   NGP Capital Resources ............................          828,630
     9,075   PartnerRe ........................................          614,287
    47,275   People's United Financial ........................          827,313
    44,875   Prospect Capital .................................          564,528
    33,000   Realty Income ....................................          762,960
    16,400   Safety Insurance Group ...........................          623,036
    35,300   U.S. Bancorp .....................................        1,052,293
    32,075   Whitney Holding ..................................          609,425
    21,800   Zenith National Insurance ........................          716,348
                                                                  --------------
                                                                      11,057,545
                                                                  --------------
             HEALTH CARE -- 2.54%
    16,300   Johnson & Johnson ................................          999,842
    17,725   Pfizer ...........................................          313,910
                                                                  --------------
                                                                       1,313,752
                                                                  --------------
             INDUSTRIALS -- 7.81%
     6,325   3M ...............................................          406,698
    38,250   General Electric .................................          746,258
    18,025   PACCAR ...........................................          527,051
    13,800   United Parcel Service, Class B ...................          728,364
    52,075   Waste Management .................................        1,626,302
                                                                  --------------
                                                                       4,034,673
                                                                  --------------
             INFORMATION TECHNOLOGY -- 6.43%
    26,325   Automatic Data Processing ........................          920,059
    52,825   Intel ............................................          845,200
    54,875   Methode Electronics ..............................          416,501
    11,225   Microsoft ........................................          250,654
    24,050   Paychex ..........................................          686,387
    30,175   Seagate Technology ...............................          204,285
                                                                  --------------
                                                                       3,323,086
                                                                  --------------
             MATERIALS -- 3.65%
    24,075   Dow Chemical .....................................          642,080
    13,650   Nucor ............................................          552,962
    48,550   RPM International ................................          689,410
                                                                  --------------
                                                                       1,884,452
                                                                  --------------
             TELECOMMUNICATION SERVICES -- 2.55%
    44,325   Verizon Communications ...........................        1,315,123
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD DIVIDEND ALL CAP VALUE FUND                          OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             UTILITIES -- 7.98%
    13,875   ALLETE ...........................................   $      485,625
    50,025   Duke Energy ......................................          819,410
    19,650   Integrys Energy Group ............................          936,716
    32,500   Portland General Electric ........................          666,900
    35,350   Southern .........................................        1,213,919
                                                                  --------------
                                                                       4,122,570
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $59,238,086) ............................       49,054,065
                                                                  --------------
CLOSED-END FUND -- 0.69%
             FINANCE -- 0.69%
    41,950   First Trust/Four Corners Senior
                Floating Rate Income Fund II ..................          354,478
                                                                  --------------
             TOTAL CLOSED-END FUND
                (Cost $681,192) ...............................          354,478
                                                                  --------------
INVESTMENT COMPANY -- 2.53%
 1,305,552   BlackRock Liquidity Funds
                TempFund Portfolio ............................        1,305,552
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $1,305,552) .............................        1,305,552
                                                                  --------------
TOTAL INVESTMENTS -- 98.19%
   (Cost $61,224,830)* ........................................       50,714,095
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- 1.81% .....................          934,656
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $   51,648,751
                                                                  ==============

----------
*    Aggregate cost for Federal income tax purposes is $62,020,244.

Gross unrealized appreciation ..   $    630,071
Gross unrealized depreciation ..    (11,936,220)
                                   ------------
Net unrealized depreciation ....   $(11,306,149)
                                   ============

LP     Limited Partnership
SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
OPTIMUM MID CAP FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

                                                               Thyra E. Zerhusen

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. We outperformed in the early stages of the credit crisis due to our underweighting in housing-related stocks. As the crisis broadened to encompass the entire Financial sector, we continued to outperform due to our under-weighting in Financial stocks. The next stage of the broadening crisis encompassed the entire market as realization of an impending recession and financial deleveraging caused widespread selling pressure. This final stage of the expanding market decline disproportionately hit portfolios that had previously been somewhat insulated, as hedge funds and other financial counterparties unwound their equity positions in all sectors in a forced move to raise cash. These liquidations affected the Energy and Technology sectors where we are somewhat overweighted, which had been the favored refuge of investors in the growing financial crisis.

Q.   What were the best performing holdings for the Fund during the period?

A. Our best performers were led by companies that were taken over during the period, including Cognos, Andrew, and Tektronix. Diebold also received a takeover offer by United Technologies. Fortunately, we sold Diebold after the takeover was announced, as the offer was later withdrawn. Other strong performers were Edwards Lifesciences, a medical device company which was boosted by an improved earnings outlook based on anticipated new products, and Werner Enterprises, a trucking and logistics company, benefitted along with other transportation stocks from a reversal of skyrocketing fuel costs.

Q.   What were the weakest performing holdings?

A. Energy stocks were among our biggest disappointments as economic concerns raised questions about the strength of global demand going forward and some large hedge funds unwound their positions in the group. In particular, Chicago Bridge & Iron and FMC Technologies were down sharply due to the indiscriminate selling pressure and rotation out of Energy. These companies are among the best energy infrastructure plays with multi-year backlogs only marginally affected by the decline in oil prices. In the Technology sector, which was battered at period end by concerns over a global economic slowdown, shares of Akamai Technologies participated in the decline and became significantly undervalued.

Q.   How was the Fund positioned at the end of the period?

A. We believe the Fund is very well positioned to benefit from the eventual strengthening of the market. The current market turbulence has created unusual opportunities and we have added to many existing holdings to take advantage of these very attractive valuations. We are long-term investors with an investment horizon of several years. We have not changed our philosophy or process and continue to believe that attractive valuations, low debt levels, geographic diversification and sustained earnings resilience are key attributes to identifying attractive investments. Only once during the almost ten years since we have been managing this Fund have valuations been this attractive on a price/earnings to growth rate basis (September 30, 2002). We believe performance will rebound when the recent indiscriminate selling pressure subsides.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/OPTIMUM MID CAP FUND
GROWTH OF $10,000

                                                     MORNINGSTAR(R)
                    ASTON/OPTIMUM      S&P 400       MID-CAP BLEND
                     MID CAP FUND   MID-CAP INDEX      CATEGORY
                    -------------   -------------   --------------
           Sep-94       10,000          10,000          10,000
           Oct-94       10,250           9,921          10,009
           Oct-95       12,189          12,025          11,949
           Oct-96       15,420          14,111          14,111
           Oct-97       20,582          18,721          18,456
           Oct-98       18,413          19,974          18,312
           Oct-99       18,840          24,180          22,248
           Oct-00       26,201          31,833          27,839
           Oct-01       27,097          27,870          24,785
           Oct-02       24,963          26,538          22,933
           Oct-03       35,359          34,661          30,150
           Oct-04       40,338          38,487          33,720
           Oct-05       42,124          45,280          38,512
           Oct-06       51,136          51,361          44,474
           Oct-07       64,981          60,103          51,336
           Oct-08       37,361          38,190          31,243


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year    (42.50)%
Five Year     1.11%
Ten Year      7.33%

Inception Date 09/19/94

Average Annual Total Returns - Class I

One Year          (42.39)%
Five Year            N/A
Since Inception    (2.16)%

Inception Date 07/06/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
OPTIMUM MID CAP FUND                                            OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

MATERIALS                                  3%
FINANCIALS                                 3%
CONSUMER STAPLES                           2%
INFORMATION TECHNOLOGY                    27%
INDUSTRIALS                               18%
CONSUMER DISCRETIONARY                    18%
HEALTH CARE                               16%
ENERGY                                     8%
CASH & NET OTHER ASSETS AND LIABILITIES    5%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 94.64%
             CONSUMER DISCRETIONARY -- 17.71%
 2,493,900   Belo, Class A ....................................   $    5,312,007
   809,340   BorgWarner .......................................       18,185,870
 1,521,400   Interpublic Group * ..............................        7,896,066
   115,600   Magna International, Class A .....................        3,908,436
 1,046,200   Mattel ...........................................       15,713,924
 2,929,300   New York Times, Class A ..........................       29,293,000
 1,491,200   Pearson, SP ADR ..................................       15,090,944
   605,857   Scholastic .......................................       11,250,764
                                                                  --------------
                                                                     106,651,011
                                                                  --------------
             CONSUMER STAPLES -- 1.84%
   144,500   Bunge ............................................        5,550,245
   148,900   Molson Coors Brewing, Class B ....................        5,562,904
                                                                  --------------
                                                                      11,113,149
                                                                  --------------
             ENERGY -- 8.09%
   552,185   Compagnie Generale de Geophysique-Veritas,
                SP ADR * ......................................        8,973,008
 1,208,000   Denbury Resources * ..............................       15,353,680
   696,246   FMC Technologies * ...............................       24,361,648
                                                                  --------------
                                                                      48,688,336
                                                                  --------------
             FINANCIALS -- 2.66%
   285,045   Cincinnati Financial .............................        7,408,320
   392,200   Eaton Vance ......................................        8,628,400
                                                                  --------------
                                                                      16,036,720
                                                                  --------------
             HEALTH CARE -- 16.53%
   266,600   Beckman Coulter ..................................       13,308,672
   995,170   Biovail ..........................................        8,558,462
   464,700   Charles River Laboratories * .....................       16,650,201
   451,800   Edwards Lifesciences * ...........................       23,873,112
   330,900   Lincare Holdings * ...............................        8,719,215
   624,400   Varian Medical Systems * .........................       28,416,444
                                                                  --------------
                                                                      99,526,106
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             INDUSTRIALS -- 17.87%
 1,142,400   Chicago Bridge & Iron ............................   $   14,154,336
   422,200   Con-way ..........................................       14,371,688
   140,533   John Bean Technologies ...........................        1,177,667
   711,700   Manpower .........................................       22,155,221
 2,321,100   Southwest Airlines ...............................       27,342,558
   427,100   URS * ............................................       12,552,469
   805,900   Werner Enterprises ...............................       15,811,758
                                                                  --------------
                                                                     107,565,697
                                                                  --------------
             INFORMATION TECHNOLOGY -- 26.56%
 1,547,500   Akamai Technologies * ............................       22,253,050
   358,200   FactSet Research Systems .........................       13,894,578
   462,900   Harris ...........................................       16,641,255
   849,900   Intuit * .........................................       21,298,494
 1,933,100   Jabil Circuit ....................................       16,257,371
   750,700   Lexmark International Group, Class A * ...........       19,390,581
 1,052,730   Mentor Graphics * ................................        7,727,038
   632,670   Molex ............................................        9,116,775
   438,435   Molex, Class A ...................................        5,629,505
 6,475,500   Unisys * .........................................        9,842,760
   881,155   Zebra Technologies * .............................       17,834,577
                                                                  --------------
                                                                     159,885,984
                                                                  --------------
             MATERIALS -- 3.38%
   467,400   FMC ..............................................       20,350,595
                                                                  --------------
             TOTAL COMMON STOCKS
             (Cost $784,078,521) ..............................      569,817,598
                                                                  --------------
INVESTMENT COMPANY -- 2.35%
14,146,609   BlackRock Liquidity Funds TempCash Portfolio .....       14,146,609
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $14,146,609) ............................       14,146,609
                                                                  --------------
TOTAL INVESTMENTS -- 96.99%
   (Cost $798,225,130)** ......................................      583,964,207
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- 3.01% .....................       18,097,206
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $  602,061,413
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $798,482,130.

Gross unrealized appreciation ..   $  44,473,987
Gross unrealized depreciation ..    (258,991,910)
                                   -------------
Net unrealized depreciation ....   $(214,517,923)
                                   =============

SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL MID CAP GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

                                    M. Scott Thompson, CFA & Andrew W. Jung, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Although the expanding credit crisis and growing uncertainty about the strength of the global economy triggered a sharp correction in stock prices and negative absolute returns for the Fund, the portfolio outpaced its benchmark index. Our relative results stemmed largely from favorable stock selection, particularly in the Industrial and Materials sector. What we gained there helped to more than offset what we lost with unfavorable stock selection in the Consumer Staples and Consumer Discretionary sectors and our decision to overweight Energy stocks, which underperformed the index.

Q.   What were the best-performing holdings for the Fund during the period?

A. Industrial fastener maker Fastenal performed comparatively well, thanks to great execution on a new sales strategy that contributed to better than expected sales and earnings. Another contributor to our outperformance was Ametek, maker of electronic instruments and gauges. It benefited from strong organic growth tied to healthy end markets like oil and gas, power and aerospace/defense. L-3 Communications, one of the nation's largest defense contractors, also was bolstered by financial results that beat Wall Street expectations. Resilient sales and profits amidst the slowing economy and deteriorating corporate profit growth helped Ecolab Inc., which provides cleaning and pest-control services. Expeditors International of Washington was another strong contributor, thanks to better profitability at the freight forwarder and logistics company. The company attributed its results to higher revenue across all three of its main business segments--airfreight, ocean freight and customs brokers.

Q.   What were the weakest-performing holdings?

A. The bulk of our worst performers were consumer related. Teen retailer Abercrombie & Fitch was one of the biggest detractors, stumbling due to weak demand for some of its offerings, heightened competition among teen retailers and the consumer-spending slowdown that took its toll on most retailers, even the historically more resilient teen space. Canadian clothing company Gildan Activewear also detracted, hurt by operational missteps within one of its manufacturing facilities. International Game Technology dropped sharply, suffering from declining profits. Our holdings in cosmetic companies worked against us. Bare Escentuals faltered from a string of disappointing earnings results and profit warnings while Avon Products shares fell after the company reduced profit margin goals and investors became concerned about the impact of a stronger U.S. dollar on the company's future financial results.

Q.   How was the portfolio positioned as of October 31, 2008?

A. Clearly, we're in the midst of a U.S. and global recession, a fact that will likely weigh on stock prices over the near term as corporate profit growth remains sluggish. At the same time, we believe that the unprecedented fiscal and policy actions taken by countries around the world to help kick start the global economy ultimately will succeed. As a result, the portfolio is relatively balanced between companies we believe can withstand the current economic challenges and those we believe will outperform once economic growth reignites. As always, we'll focus on companies with proven management teams, strong competitive positioning within their respective markets and an ability to earn high returns on invested capital without taking on unmanageable levels of debt.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

ASTON/M&C MID CAP GROWTH FUND
GROWTH OF $10,000

                         ASTON/MONTAG &                       MORNINGSTAR(R)
                         CALDWELL MID       RUSSELL MID-     MID-CAP GROWTH
                        CAP GROWTH FUND   CAP GROWTH INDEX      CATEGORY
                        ---------------   ----------------   --------------
               Nov-07        10,000            10,000            10,000
               Jan-08         9,060             8,824             8,675
               Apr-08         9,370             9,156             8,912
               Jul-08         8,720             8,594             8,401
               Oct-08         5,850             5,735             5,792


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/08

Total Return - Class N

Cumulative Since Inception   (41.50)%

Inception Date 11/02/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
MONTAG & CALDWELL MID CAP GROWTH FUND                           OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES    3%
INFORMATION TECHNOLOGY                    20%
INDUSTRIALS                               19%
HEALTH CARE                               18%
CONSUMER DISCRETIONARY                    17%
ENERGY                                     9%
FINANCIALS                                 9%
MATERIALS                                  3%
CONSUMER STAPLES                           2%

%    OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 97.33%
             CONSUMER DISCRETIONARY -- 16.81%
       790   BorgWarner .......................................   $       17,744
     1,320   Burger King Holdings .............................           26,242
     2,590   Dick's Sporting Goods * ..........................           39,679
     1,430   GameStop, Class A * ..............................           39,168
     2,180   O'Reilly Automotive * ............................           59,100
       820   Polo Ralph Lauren ................................           38,679
     1,280   Tiffany ..........................................           35,136
     1,840   TJX ..............................................           49,238
                                                                  --------------
                                                                         304,986
                                                                  --------------
             CONSUMER STAPLES -- 2.45%
       820   Avon Products ....................................           20,361
       650   Cadbury, SP ADR ..................................           24,037
                                                                  --------------
                                                                          44,398
                                                                  --------------
             ENERGY -- 9.48%
     1,270   Cameron International * ..........................           30,810
       395   Core Laboratories ................................           29,112
       950   Forest Oil * .....................................           27,750
       710   Oceaneering International * ......................           20,001
       925   Smith International ..............................           31,894
       910   Southwestern Energy * ............................           32,414
                                                                  --------------
                                                                         171,981
                                                                  --------------
             FINANCIALS -- 8.49%
       620   Affiliated Managers Group * ......................           28,756
     1,470   Eaton Vance ......................................           32,340
     1,350   Lazard, Class A ..................................           40,730
     1,770   SEI Investments ..................................           31,294
       550   Zions Bancorporation .............................           20,961
                                                                  --------------
                                                                         154,081
                                                                  --------------
             HEALTH CARE -- 18.08%
       580   Bard (C.R.) ......................................           51,185
       800   Charles River Laboratories * .....................           28,664
       730   Covance * ........................................           36,500

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             HEALTH CARE (CONTINUED)
     1,340   Dentsply International ...........................   $       40,709
     1,980   Hologic * ........................................           24,235
     2,130   PerkinElmer  .....................................           38,212
       390   Techne ...........................................           26,918
     1,070   Varian Medical Systems * .........................           48,696
       750   Waters * .........................................           32,850
                                                                  --------------
                                                                         327,969
                                                                  --------------
             INDUSTRIALS -- 18.58%
     1,530   Ametek ...........................................           50,873
     1,230   Cooper Industries ................................           38,069
       820   Corrections Corp of America * ....................           15,670
     1,130   Expeditors International Washington ..............           36,895
       940   Fastenal .........................................           37,844
       640   Jacobs Engineering Group * .......................           23,315
     1,000   Joy Global .......................................           28,980
       400   L-3 Communications Holdings ......................           32,468
       980   Roper Industries .................................           44,443
       490   Stericycle * .....................................           28,631
                                                                  --------------
                                                                         337,188
                                                                  --------------
             INFORMATION TECHNOLOGY -- 20.24%
     1,470   Amphenol, Class A ................................           42,116
     1,950   Autodesk * .......................................           41,555
     1,310   Citrix Systems * .................................           33,759
       800   Electronic Arts * ................................           18,224
     2,180   F5 Networks * ....................................           54,108
       970   Factset Research Systems .........................           37,626
     1,400   Fiserv * .........................................           46,704
       770   Juniper Networks * ...............................           14,430
     1,900   NetApp * .........................................           25,707
     2,880   Xilinx ...........................................           53,050
                                                                  --------------
                                                                         367,279
                                                                  --------------
             MATERIALS -- 3.20%
     1,560   Ecolab ...........................................           58,126
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $2,507,973) .............................        1,766,008
                                                                  --------------
INVESTMENT COMPANY -- 2.82%
    51,196   BlackRock Liquidity Funds TempCash Portfolio .....           51,196
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $51,196) ................................           51,196
                                                                  --------------
TOTAL INVESTMENTS -- 100.15%
   (Cost $2,559,169)** ........................................        1,817,204
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- (0.15)% ...................           (2,635)
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $    1,814,569
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $2,609,651.

Gross unrealized appreciation...   $   6,688
Gross unrealized depreciation...    (799,135)
                                   ---------
Net unrealized depreciation.....   $(792,447)
                                   =========

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
CLARIVEST MID CAP GROWTH FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2008

                                                                Todd Wolter, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Worldwide deleveraging, tight credit markets, and government intervention led to unusually high levels of market volatility, fanning fears that were likely to result in a meaningful slowdown in overall corporate and institutional business activity. Uncertainty in the equity markets and the scarceness of liquidity contributed to a flight to the safety of U.S. Treasuries, with nearly every other asset class suffering as a result. With that investment backdrop in mind, the Fund performed in line with its benchmark. Our performance was helped by advantageous stock selection among Consumer Discretionary and Utility stocks. In contrast, the timing of our under- and over-weighted positions in the Consumer Staples and Energy sectors detracted from our relative returns, as did our stock selection within these groups.

Q.   What were the best-performing holdings for the Fund during the period?

A. Military contractor SAIC shares enjoyed comparatively good results, thanks in large measure to better-than-expected financial results. Shares of fertilizer-maker Mosaic climbed throughout much of the period, fueled by the global commodities boom. In light of its high valuation, we sold Mosaic, locked in profits and subsequently missed the major selloff that plagued fertilizer stocks in the second half of the year. Payment processor Alliance Data Systems also contributed to results, helped by better-than-expected revenues. Holdings in telecommunications company CenturyTel held up reasonably well, buoyed in part by its planned merger with rival Embarq. Omnicare Inc. was another decent performer. The company, which dispenses drugs to nursing homes and long-term care facilities, was helped in part by higher drug prices.

Q.   What were the weakest performing holdings?

A. Among the biggest detractors from performance was insurance company CIGNA, reflecting a decline in financial performance driven largely by the impact of falling asset prices. Cummins, a maker of, among other things, heavy truck engines, faltered amid a brutal climate for new truck and car sales. Semiconductor manufacturer Amkor Technology suffered from growing worries that a global economic slowdown would result in slowing consumer and corporate spending on technology. Chemical company, Celanese, under-performed in the second half of the year as commodity prices plummeted and the company issued a weak outlook. Also, CF Industries Holdings, a manufacturer and distributor of nitrogen and phosphate fertilizer products, experienced difficulty as the company faced the impact of a downturn in the fertilizer market, and investor fears over the consequences that a global economic slowdown may have on agriculture.

Q.   How was the Fund positioned as of October 31, 2008?

A. Looking ahead, we believe that central banks across the globe are likely to cut interest rates as inflation fears subside and recession fears grow, although whether that will be enough to calm markets remains to be seen. Leveraged investors continue to have a tough time in the current market environment, so the prospects for significant liquidations adding to stock price volatility are likely. At the end of the period, the Fund continued to maintain a defensive posture, with underweights in the Consumer Discretionary, Technology and Financial sectors and overweights in Utilities and Health Care sectors.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/CLARIVEST MID CAP GROWTH FUND
GROWTH OF $10,000

                                                                  MORNINGSTAR(R)
                          ASTON/CLARIVEST       RUSSELL MID-     MID-CAP GROWTH
                        MID CAP GROWTH FUND   CAP GROWTH INDEX      CATEGORY
                        -------------------   ----------------   --------------
               Nov-07          10,000              10,000            10,000
               Jan-08           8,880               8,824             8,675
               Apr-08           9,030               9,156             8,912
               Jul-08           8,660               8,594             8,401
               Oct-08           5,710               5,735             5,792


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/08

Total Return - Class N

Cumulative since Inception   (42.90)%

Inception Date 11/02/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
CLARIVEST MID CAP GROWTH FUND                                   OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES    1%
EXCHANGE TRADED FUND                       1%
INDUSTRIALS                               23%
HEALTH CARE                               20%
INFORMATION TECHNOLOGY                    17%
CONSUMER DISCRETIONARY                    13%
ENERGY                                     8%
OTHER COMMON STOCKS                        8%
CONSUMER STAPLES                           5%
FINANCIALS                                 4%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 98.37%
             CONSUMER DISCRETIONARY -- 13.13%
        52   Advance Auto Parts ...............................   $        1,619
        61   Apollo Group, Class A * ..........................            4,240
       409   D.R. Horton ......................................            3,018
        35   DeVry ............................................            1,984
       173   Dollar Tree * ....................................            6,577
       110   Foot Locker ......................................            1,608
        53   GameStop, Class A * ..............................            1,452
       403   H&R Block ........................................            7,947
        40   M.D.C. Holdings ..................................            1,345
       250   Pulte Homes ......................................            2,785
       145   Ross Stores ......................................            4,740
       149   TJX ..............................................            3,987
                                                                  --------------
                                                                          41,302
                                                                  --------------
             CONSUMER STAPLES -- 4.88%
        19   Bunge ............................................              730
        83   Central European Distribution * ..................            2,390
       128   Church & Dwight ..................................            7,564
       107   Del Monte Foods ..................................              675
       107   Molson Coors Brewing, Class B ....................            3,998
                                                                  --------------
                                                                          15,357
                                                                  --------------
             ENERGY -- 7.61%
       121   Cimarex Energy ...................................            4,896
        21   ENSCO International ..............................              798
        50   FMC Technologies * ...............................            1,750
        31   Hess .............................................            1,867
        98   Murphy Oil .......................................            4,963
        44   National-Oilwell Varco * .........................            1,315
       120   Noble ............................................            3,865
        94   Unit * ...........................................            3,529
        50   W&T Offshore .....................................              959
                                                                  --------------
                                                                          23,942
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             FINANCIALS -- 4.05%
       155   Annaly Capital Management, REIT ..................   $        2,155
        42   Glacier Bancorp ..................................              847
       179   Hudson City Bancorp ..............................            3,367
       218   Marsh & McLennan .................................            6,392
                                                                  --------------
                                                                          12,761
                                                                  --------------
             HEALTH CARE -- 20.12%
        72   Applied Biosystems ...............................            2,220
        22   Cephalon * .......................................            1,578
        38   Charles River Laboratories International * .......            1,362
       357   CIGNA ............................................            5,819
       163   Express Scripts * ................................            9,879
       142   Humana * .........................................            4,202
       701   King Pharmaceuticals * ...........................            6,162
       161   Medicines * ......................................            2,806
       201   Omnicare .........................................            5,542
       144   PerkinElmer ......................................            2,583
       171   Perrigo ..........................................            5,814
        89   Pharmaceutical Product Development ...............            2,757
        23   ResMed * .........................................              788
       134   St. Jude Medical * ...............................            5,096
       148   Thermo Fisher Scientific * .......................            6,009
        27   Watson Pharmaceuticals * .........................              707
                                                                  --------------
                                                                          63,324
                                                                  --------------
             INDUSTRIALS -- 23.44%
        39   AGCO * ...........................................            1,229
       205   AMETEK ...........................................            6,816
       168   AMR * ............................................            1,715
        37   Brink's ..........................................            1,794
       145   Bucyrus International ............................            3,499
        46   Burlington Northern Santa Fe .....................            4,097
        22   Copart * .........................................              768
       154   Cummins ..........................................            3,981
       235   EMCOR Group * ....................................            4,176
        92   Flowserve ........................................            5,237
        42   Fluor ............................................            1,677
        62   Genesee & Wyoming, Class A * .....................            2,068
       100   Goodrich .........................................            3,656
        69   Jacobs Engineering Group * .......................            2,514
       181   Kirby * ..........................................            6,212
       116   L-3 Communications Holdings ......................            9,416
        87   Navistar International * .........................            2,620
       461   Southwest Airlines ...............................            5,431
        32   URS * ............................................              940
        75   Watson Wyatt Worldwide, Class A ..................            3,185
        85   Woodward Governor ................................            2,729
                                                                  --------------
                                                                          73,760
                                                                  --------------
             INFORMATION TECHNOLOGY -- 16.84%
       600   Activision Blizzard * ............................            7,476
       109   Affiliated Computer Services, Class A * ..........            4,469
       131   Alliance Data Systems * ..........................            6,571
        90   Altera ...........................................            1,562
       314   Amkor Technology * ...............................            1,275
        79   Avnet Inc * ......................................            1,322
        38   BMC Software * ...................................              981

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
CLARIVEST MID CAP GROWTH FUND                                   OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             INFORMATION TECHNOLOGY (CONTINUED)
       120   CA ...............................................   $        2,136
       108   Computer Sciences * ..............................            3,257
       405   Compuware * ......................................            2,584
       109   Hewitt Associates, Class A * .....................            3,040
       227   Jabil Circuit ....................................            1,909
       413   SAIC * ...........................................            7,628
       143   Sybase * .........................................            3,808
       310   Take-Two Interactive Software ....................            3,677
        78   Western Digital * ................................            1,287
                                                                  --------------
                                                                          52,982
                                                                  --------------
             MATERIALS -- 4.01%
        88   AK Steel Holding .................................            1,225
        98   Celanese, Series A ...............................            1,358
        32   CF Industries Holdings ...........................            2,054
       141   FMC ..............................................            6,139
        80   Owens-Illinois * .................................            1,830
                                                                  --------------
                                                                          12,606
                                                                  --------------
             TELECOMMUNICATION SERVICES -- 0.31%
        39   CenturyTel .......................................              979
                                                                  --------------
             UTILITIES -- 3.98%
        91   MDU Resources Group ..............................            1,657
        94   National Fuel Gas ................................            3,402
       156   Questar ..........................................            5,376
        87   UGI ..............................................            2,077
                                                                  --------------
                                                                          12,512
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $407,921) ...............................          309,525
                                                                  --------------
EXCHANGE TRADED FUND -- 0.98%
       200   Financial Select Sector SPDR Fund ................            3,106
                                                                  --------------
             TOTAL EXCHANGE TRADED FUND
                (Cost $4,149) .................................            3,106
                                                                  --------------
INVESTMENT COMPANY -- 1.71%
     5,375   BlackRock Liquidity Funds TempCash Portfolio .....            5,375
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $5,375) .................................            5,375
                                                                  --------------
TOTAL INVESTMENTS -- 101.06%
   (Cost $417,445)** ..........................................          318,006
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- (1.06)% ...................           (3,347)
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $      314,659
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $419,593.

Gross unrealized appreciation...   $   6,169
Gross unrealized depreciation...    (107,756)
                                   ---------
Net unrealized depreciation.....   $(101,587)
                                   =========

REIT Real Estate Investment Trust
SPDR Standard & Poor's Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
CARDINAL MID CAP VALUE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

                       Amy K. Minella, Eugene Fox III, & Robert Kirkpatrick, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The Fund modestly outpaced its benchmark, thanks to the combination of advantageous stock selection and the Fund's cash position. Both of these factors more than offset where the Fund underperformed as the result of being overweighted in the Technology and Telecommunications sectors, two of the market's worst-performing sectors during the year.

Q.   What were the best performing holdings for the Fund during the period?

A. Compass Minerals International was a key contributor, benefiting from strengths in its two main businesses --highway salt de-icing products and sulfate of potash. Likewise, Chesapeake Energy was helped by new energy discoveries and high energy prices. Comstock Resources was bolstered by its sale of a substantial interest in an offshore exploration & production company, its drilling position in the Hainesville Shale and the substantial rise in oil and gas prices throughout much of the period. Freight and logistics company Pacer International was another positive, which outperformed thanks in large part to higher earnings that were, in turn, bolstered by fuel surcharges. We sold Compass, Chesapeake, Comstock and Pacer when we believed they reached their full value. DRS Technologies also performed well, buoyed by its acquisition by an Italian competitor in the defense industry.

Q.   What were the weakest performing holdings?

A. Managed health care company Coventry Healthcare suffered from earnings declines. We sold the stock based on its declining fundamentals. Shares in specialty metals company Carpenter Technology suffered steep losses in response to concerns that a global economic slowdown and a protracted labor strike at Boeing would dampen demand from its aerospace and energy customers. Convergys, a business process outsourcing company, declined in response to operating issues at the company and concerns about a late 2009 debt repayment. Investment manager Affiliated Managers Group declined due to a reduction in its assets under management as global financial markets declined. Virgin Media was hit by worries about global economy and the level of its outstanding debt.

Q.   How was the Fund positioned as of October 31, 2008?

A. The environment remains challenging and few business are likely to remain untouched by the lack of available credit and a weakening economy. We remain underweight the Financial sector. We do not own any banks, real estate companies or utilities which constitute much of this sector because of valuation and fundamental concerns. The Fund continues to hold large positions in the Health Care sector as well as in business service and in aerospace & defense companies, both of which are classified in the Industrial sector. The Fund also has significant holdings in the Technology sector. Most of the portfolio's Technology holdings are well-established businesses with little risk of obsolescence, high levels of recurring revenue, and lessened sensitivity to the lower level of corporate capital spending which is expected. In addition, we recently have added to our Consumer Staples holdings on the expectation that these businesses can be resilient during an economic downturn and their profitability should benefit as commodities prices decline. As always, we continue to emphasize companies with solid long-term fundamentals that generate free cash flow and, thus, can largely control their own fate.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/CARDINAL MID CAP VALUE FUND
GROWTH OF $10,000

                                                                MORNINGSTAR(R)
                          ASTON/CARDINAL      RUSSELL MID-      MID-CAP VALUE
                        MID CAP VALUE FUND   CAP VALUE INDEX      CATEGORY
                        ------------------   ---------------   --------------
               Nov-07         10,000              10,000           10,000
               Jan-08          9,090               8,941            8,939
               Apr-08          8,960               9,080            9,010
               Jul-08          8,360               8,465            8,428
               Oct-08          6,230               6,117            6,156


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/08

Total Return - Class N

Cumulative Since Inception   (37.70)%

Inception Date 11/02/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
CARDINAL MID CAP VALUE FUND                                     OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

ENERGY                                     4%
TELECOMMUNICATION SERVICES                 4%
INFORMATION TECHNOLOGY                    25%
CONSUMER DISCRETIONARY                    14%
FINANCIALS                                14%
HEALTH CARE                               11%
INDUSTRIALS                               11%
MATERIALS                                  7%
CASH & NET OTHER ASSETS AND LIABILITIES    5%
CONSUMER STAPLES                           5%

%    OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 94.96%
             CONSUMER DISCRETIONARY -- 14.28%
     1,511   American Eagle Outfitters ........................   $       16,803
       453   Barnes & Noble ...................................            8,553
       800   Interactive Data .................................           18,864
       602   Scholastic .......................................           11,179
     1,179   Speedway Motorsports .............................           18,805
       425   Stanley Works ....................................           13,915
       100   Tiffany ..........................................            2,745
     1,824   Virgin Media .....................................           10,506
     2,868   Wendy's/Arby's Group, Class A ....................           10,382
                                                                  --------------
                                                                         111,752
                                                                  --------------
             CONSUMER STAPLES -- 4.84%
       300   Alberto-Culver ...................................            7,719
       400   Hansen Natural * .................................           10,128
       450   Smucker (J.M.) * .................................           20,052
                                                                  --------------
                                                                          37,899
                                                                  --------------
             ENERGY -- 4.05%
       429   Oceaneering International * ......................           12,085
       340   Pioneer Natural Resources ........................            9,462
       360   Plains Exploration & Production * ................           10,152
                                                                  --------------
                                                                          31,699
                                                                  --------------
             FINANCIALS -- 13.48%
       373   Affiliated Managers Group * ......................           17,300
       517   Cash America International .......................           18,286
       451   Gallagher (Arthur J.) ............................           10,986
       806   Investment Technology Group * ....................           16,450
       526   Nelnet, Class A ..................................            7,695
     1,328   Willis Group Holdings ............................           34,847
                                                                  --------------
                                                                         105,564
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             HEALTH CARE -- 11.40%
       211   Henry Schein * ...................................   $        9,877
     1,378   IMS Health .......................................           19,761
       517   Laboratory Corp of America Holdings * ............           31,790
       376   Quest Diagnostics ................................           17,597
       255   West Pharmaceutical Services .....................           10,180
                                                                  --------------
                                                                          89,205
                                                                  --------------
             INDUSTRIALS -- 10.78%
       200   Alliant Techsystems * ............................           16,508
       541   Equifax ..........................................           14,109
       200   L-3 Communications Holdings ......................           16,234
       946   RR Donnelley & Sons ..............................           15,675
       200   Teledyne Technologies * ..........................            9,114
       300   Watson Wyatt Worldwide, Class A ..................           12,741
                                                                  --------------
                                                                          84,381
                                                                  --------------
             INFORMATION TECHNOLOGY -- 25.01%
     1,399   Check Point Software Technologies * ..............           28,288
     2,076   Convergys * ......................................           15,964
       600   Fair Isaac .......................................            9,354
       426   Fiserv * .........................................           14,211
       610   Hewitt Associates * ..............................           17,013
       910   Intuit * .........................................           22,805
     2,900   Novell * .........................................           13,514
     1,651   Progress Software * ..............................           37,874
       496   Sybase * .........................................           13,208
       750   TeleTech Holdings * ..............................            6,780
     1,100   Western Union ....................................           16,786
                                                                  --------------
                                                                         195,797
                                                                  --------------
             MATERIALS -- 7.33%
       437   Carpenter Technology .............................            7,910
       100   Compass Minerals International ...................            5,493
       592   H.B. Fuller ......................................           10,461
       720   Silgan Holdings ..................................           33,509
                                                                  --------------
                                                                          57,373
                                                                  --------------
             TELECOMMUNICATION SERVICES -- 3.79%
     2,366   Frontier Communications ..........................           18,005
     1,553   Windstream .......................................           11,663
                                                                  --------------
                                                                          29,668
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $1,119,153) .............................          743,338
                                                                  --------------
INVESTMENT COMPANY -- 7.48%
    58,522   BlackRock Liquidity Funds TempCash Portfolio .....           58,522
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $58,522) ................................           58,522
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
CARDINAL MID CAP VALUE FUND                                     OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                      MARKET
                                                                       VALUE
                                                                  --------------
TOTAL INVESTMENTS -- 102.44%
   (Cost $1,177,675)** ........................................   $      801,860
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- (2.44)% ...................          (19,084)
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $      782,776
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $1,177,920.

Gross unrealized appreciation...   $   3,544
Gross unrealized depreciation...    (379,604)
                                   ---------
Net unrealized depreciation.....   $(376,060)
                                   =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL-MID CAP FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

            James C. Shircliff, CFA, R. Andrew Beck, & Henry W. Sanders III, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. As returns indicate, the past twelve months were a challenging period for both the Fund and the broader market. Relative to its index, six of the Fund's ten sector groups contributed positively to performance. The best performing sector in the Fund was Consumer Staples, and our stock selection within that group. The weakest relative performance in the Fund came from our underweight positions in the Financials sector, which outperformed the broader market during the period. Additionally, several of the investments we did make, particularly in the consumer finance and real estate management industries, experienced large declines during the period.

Q.   What were the best performing holdings for the Fund during the period?

A. The top contributing holdings were Helmerich & Payne and Dollar Tree. Helmerich & Payne, one of the largest land and offshore platform drilling contractors in the western hemisphere, benefitted from rising oil and gas prices in the second quarter of 2008 and a sharp demand for the company's flexrig solution. We sold the stock at a significant gain in the summer after the stock achieved our price target. Dollar Tree, an operator of discount variety stores, reported both increased traffic and increased average transaction size and has benefited from consumers trading down and adventure shoppers looking for bargains.

Q.   What were the weakest performing holdings?

A. The holdings with the largest negative contribution to performance were Helix Energy Solutions Group and AptarGroup, Helix, which provides reservoir development and other contracting services, from rising energy prices in early to mid-2008, but the stock plummeted when oil prices declined. In accordance with our sell discipline and our desire to reduce our overall exposure to the Energy sector, we had eliminated the Fund's exposure to Helix by late September. AptarGroup, which manufactures a broad range of specialty dispensing systems, reported solid sales and earnings growth throughout the period, thanks in large part to its pharma segment. Yet, its fourth quarter guidance was cautious after the company experienced delayed orders in its Beauty & Home and Closures segments. Additionally, 75% of sales are non-U.S. Thus, the strong dollar in October contributed to a decline in the firm's shares.

Q.   How was the portfolio positioned as of October 31, 2008?

A. While we are still concerned about the shorter-term macro environment, we believe lower commodity prices, substantial monetary and legislative stimulus, and, most importantly, exceptionally attractive valuations for stocks will drive positive equity returns over the next twelve to eighteen months. Within the Fund, we are balancing our shorter-term concerns with our positive longer-term outlook. While we continue to maintain a significant overweight in Consumer Staples, we have begun to trim our largest and most successful investments in that sector and redeploy those assets into more cyclical, and undervalued, areas of the market. These sectors include Consumer Discretionary and Industrials, among others. What we are trying to avoid are firms that may appear attractive based upon most of our critical characteristics, but do not exhibit a high level of financial strength. We believe firms that are leveraged or whose business model is overly dependent upon external financing, even those with powerful brands and business franchises, will continue to be vulnerable. We are confident that this balanced, pro-active approach will allow us to weather what may be a bumpy bottoming process and provide an opportunity to profit from a market recovery.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/RIVER ROAD SMALL-MID CAP FUND
GROWTH OF $10,000

                                                                  MORNINGSTAR(R)
                           ASTON/ RIVER ROAD     RUSSELL 2500      SMALL VALUE
                        SMALL-MID CAP- CLASS N    VALUE INDEX        CATEGORY
                        ----------------------   ------------   -----------------
               Mar-07           10,000              10,000            10,000
               Apr-07           10,170              10,209            10,213
               Jul-07            9,840               9,521             9,713
               Oct-07           10,130               9,736             9,917
               Oct-08            7,130               6,461             6,629


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year          (29.62)%
Since Inception   (19.15)%

Inception Date 03/29/2007

Average Annual Total Returns - Class I

One Year          (29.49)%
Since Inception   (24.95)%

Inception Date 06/28/2007

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
RIVER ROAD SMALL-MID CAP FUND                                   OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES    4%
HEALTH CARE                                3%
CONSUMER DISCRETIONARY                    20%
CONSUMER STAPLES                          16%
FINANCIALS                                16%
INDUSTRIALS                               15%
MATERIALS                                  8%
ENERGY                                     7%
INFORMATION TECHNOLOGY                     6%
UTILITIES                                  5%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 96.27%
             CONSUMER DISCRETIONARY -- 20.30%
    21,440   Abercrombie & Fitch, Class A .....................   $      620,900
    68,110   American Greetings, Class A ......................          795,525
    41,200   Bank (Jos. A.) Clothiers * .......................        1,049,364
    77,430   Barnes & Noble ...................................        1,461,878
    87,600   Callaway Golf ....................................          916,296
    73,080   CBRL Group .......................................        1,455,754
   122,820   Dollar Tree * ....................................        4,669,616
    69,030   Dress Barn * .....................................          659,927
   123,640   Fred's, Class A ..................................        1,514,590
    29,190   International Game Technology ....................          408,660
    53,380   JAKKS Pacific * ..................................        1,194,111
   108,040   OfficeMax ........................................          869,722
    64,510   Papa John's International * ......................        1,455,346
   117,150   PetSmart .........................................        2,306,684
   110,800   Rent-A-Center * ..................................        1,617,680
    56,900   Sotheby's ........................................          529,739
    28,920   UniFirst .........................................          943,660
                                                                  --------------
                                                                      22,469,452
                                                                  --------------
             CONSUMER STAPLES -- 15.67%
    49,766   American Dairy * .................................          611,126
   167,693   Casey's General Stores ...........................        5,064,329
    26,790   Coca-Cola Bottling ...............................        1,183,582
    71,840   Industrias Bachoco, SP ADR .......................        1,401,598
    68,817   J & J Snack Foods ................................        2,158,101
   142,350   National Beverage * ..............................        1,303,926
   129,430   Ruddick ..........................................        3,706,875
    39,100   Village Super Market, Class A ....................        1,921,374
                                                                  --------------
                                                                      17,350,911
                                                                  --------------
             ENERGY -- 7.24%
    26,470   Bristow Group * ..................................          655,662
    89,990   Cal Dive International * .........................          765,815
    57,020   Cimarex Energy ...................................        2,307,029
    49,125   Encore Acquisition * .............................        1,530,244

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
    47,470   Frontier Oil .....................................   $      627,079
   123,500   Gulfport Energy * ................................          870,675
    34,010   Helix Energy Solutions Group * ...................          359,146
    21,470   Petroleum Development * ..........................          444,644
    14,350   Swift Energy * ...................................          460,348
                                                                  --------------
                                                                       8,020,642
                                                                  --------------
             FINANCIALS -- 15.97%
     6,025   Alleghany * ......................................        1,699,050
    64,380   American Capital .................................          904,539
    70,400   Associated Bancorp ...............................        1,553,024
    61,755   Commerce Bancshares ..............................        2,919,776
    39,800   FirstService * ...................................          482,774
    44,405   Max Capital Group ................................          708,260
    29,090   Navigators Group * ...............................        1,469,336
    41,010   Oppenheimer Holdings, Class A ....................          712,344
    25,160   PartnerRe ........................................        1,703,080
    54,800   People's United Financial ........................          959,000
     4,370   Student Loan .....................................          159,505
    24,890   Unitrin ..........................................          522,690
    25,580   W. R. Berkley ....................................          671,987
     2,407   White Mountains Insurance Group ..................          829,212
    69,060   Whitney Holding ..................................        1,312,140
    32,620   Zenith National Insurance ........................        1,071,893
                                                                  --------------
                                                                      17,678,610
                                                                  --------------
             HEALTH CARE -- 2.94%
    50,290   Health Net * .....................................          647,735
    32,050   Res-Care * .......................................          493,891
    50,230   Universal Health Services, Class B ...............        2,111,669
                                                                  --------------
                                                                       3,253,295
                                                                  --------------
             INDUSTRIALS -- 15.27%
    32,105   AMERCO * .........................................        1,453,072
    81,630   Bowne & Co. ......................................          635,898
   103,840   Brink's ..........................................        4,834,533
    86,110   Equifax ..........................................        2,245,749
   115,890   Houston Wire & Cable .............................        1,335,053
    43,015   Korn/Ferry International * .......................          597,478
    53,760   Monster Worldwide * ..............................          765,542
    16,795   NACCO Industries, Class A ........................        1,034,740
   116,040   Pike Electric * ..................................        1,015,350
    27,190   Thomas & Betts * .................................          645,763
    73,910   TrueBlue * .......................................          615,670
    76,173   United Rentals * .................................          780,773
    43,155   Viad .............................................          942,937
                                                                  --------------
                                                                      16,902,558
                                                                  --------------
             INFORMATION TECHNOLOGY -- 6.08%
    21,780   Anixter International * ..........................          732,026
    31,340   Bel Fuse, Class B ................................          680,078
   143,720   Brightpoint * ....................................          827,827
     3,753   Cass Information Systems .........................          130,417
   257,300   Ingram Micro, Class A * ..........................        3,429,809
    45,560   Intevac * ........................................          354,457
    77,320   Ituran Location and Control ......................          578,354
                                                                  --------------
                                                                       6,732,968
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL-MID CAP FUND                                   OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             MATERIALS -- 7.69%
    39,380   Airgas ...........................................   $    1,510,617
   126,480   AptarGroup .......................................        3,834,874
   159,710   Glatfelter .......................................        1,646,610
    64,640   Pactiv, Class A * ................................        1,522,918
                                                                  --------------
                                                                       8,515,019
                                                                  --------------
             UTILITIES -- 5.11%
    33,825   ALLETE ...........................................        1,183,875
    24,930   Integrys Energy Group ............................        1,188,413
    71,366   Portland General Electric ........................        1,464,430
    65,622   SJW...............................................        1,824,292
                                                                  --------------
                                                                       5,661,010
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $126,558,435) ...........................      106,584,465
                                                                  --------------
INVESTMENT COMPANY -- 3.58%
 3,968,840   BlackRock Liquidity Funds
                TempFund Portfolio ............................        3,968,840
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $3,968,840) .............................        3,968,840
                                                                  --------------
TOTAL INVESTMENTS -- 99.85%
   (Cost$130,527,275)** .......................................      110,553,305
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- 0.15% .....................          162,534
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $  110,715,839
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $131,460,905.

Gross unrealized appreciation.....   $  2,558,075
Gross unrealized depreciation.....    (23,465,675)
                                     ------------
Net unrealized depreciation.......   $(20,907,600)
                                     ============

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS AGGRESSIVE GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                      OCTOBER 31, 2008

                                 B. Anthony Weber & Charles P. McCurdy, Jr., CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The broad equity market dropped sharply during the period, and small-cap growth stocks were among the segments hardest hit. The Fund lagged its benchmark primarily due to its a larger-than-index exposure to the economically sensitive Industrial sector, which posted steeper-than-index losses amid concerns about the severity of the slowing U.S. and global economies. An overweight position in Consumer Discretionary companies, primarily specialty retailers, plunged as increasingly cash-strapped consumers tightened their purse strings. On the flip side, relative performance was bolstered by advantageous stock selection among Health Care companies such as Illumina and Myriad Genetics.

Q.   What were the best-performing holdings for the Fund during the period?

A. One of our best performers for the period was Axsys Technologies, which provides optical solutions for defense and homeland security applications, and has posted six consecutive quarters of better than expected earnings. Chinese Web portal company Sohu.com also contributed to our relative returns, helped by strong earnings growth as the company benefited from increased Internet usage in China. Another contributor was SandRidge Energy, an independent oil and natural gas company, which was bolstered by increased production and prices. AeroVironment, the maker of unmanned drones used in the Middle Eastern wars, like Axsys posted several quarters in a row of solid earnings. Bucyrus International, the heavy mining equipment company, was a big mover for us until July as we sold that name due to global slowdown concerns.

Q.   What were the weakest performing holdings?

A. The biggest detractor was Crocs, whose shares plunged as the colorful sandal maker suffered amid sharply higher inventories, which ultimately led to diminished earnings. We also lost ground by owning shares of PAREXEL International, a pharmaceutical research company, which came under pressure after earnings failed to meet Wall Street's expectations. Engineering and construction holdings Perini and EMCOR Group performed poorly during the period, in response to rising concerns that a slowing global economy and limited access to credit would choke off new construction.

Q.   How was the portfolio positioned as of October 31, 2008?

A. We believe that domestic growth stocks should resume their leadership on a relative basis--just as they did last year--once the credit markets thaw. At the end of the period, the Fund was positioned in early cycle industries, which together accounted for about 60% of the Fund's assets at the end of the period. For example, we had a focus on high-quality regional banks because we believe that they have an opportunity to benefit from an extremely steep yield curve and potentially gain market share from larger banks that are hurting. Consumer Discretionary and Consumer Staples stocks were other areas of focus for the Fund. We also had a significant weighting in Health Care stocks, because they historically have been more recession resistant and continued to post solid unit volume growth.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

ASTON/VEREDUS AGGRESSIVE GROWTH FUND - CLASS N
GROWTH OF $10,000

                                                                         MORNINGSTAR(R)
                              ASTON/VEREDUS            RUSSELL 2000       SMALL GROWTH
                    AGGRESSIVE GROWTH FUND - CLASS N   GROWTH INDEX        CATEGORY
                    --------------------------------   ------------   ------------------
           Jun-98                10,000                   10,000            10,000
           Oct-98                 8,620                    8,169             8,234
           Oct-99                16,630                   10,561            11,859
           Oct-00                25,502                   12,269            16,475
           Oct-01                22,931                    8,403            11,921
           Oct-02                14,961                    6,590             9,723
           Oct-03                19,913                    9,659            13,727
           Oct-04                21,246                   10,193            14,356
           Oct-05                23,977                   11,305            16,063
           Oct-06                24,094                   13,235            18,178
           Oct-07                31,324                   15,449            21,632
           Oct-08                16,330                    9,599            12,640


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year          (47.87)%
Five Year          (3.89)%
Ten Year            6.60%

Inception Date 06/30/98

Average Annual Total Returns - Class I

One Year          (47.77)%
Five Year          (3.64)%
Since Inception    (4.68)%

Inception Date 10/05/01

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CONSUMER STAPLES              2%
ENERGY                        1%
CONSUMER DISCRETIONARY       28%
INDUSTRIALS                  24%
HEALTH CARE                  17%
INFORMATION TECHNOLOGY       12%
FINANCIALS                    8%
CASH & NET OTHER  ASSETS
   AND LIABILITIES            5%
TELECOMMUNICATION SERVICES    3%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 94.97%
             CONSUMER DISCRETIONARY -- 28.07%
    74,100   Aeropostale * ....................................   $    1,793,961
    36,350   American Public Education * ......................        1,609,215
    39,050   Big Lots * .......................................          953,992
    57,000   Buckle ...........................................        1,501,380
   234,900   Coldwater Creek * ................................          843,291
    22,950   Deckers Outdoor * ................................        1,947,537
    53,350   G-III Apparel Group * ............................          736,764
    55,025   Genesco * ........................................        1,365,170
    38,300   Guess? ...........................................          833,791
    47,975   Jo-Ann Stores * ..................................          919,201
    37,775   Liz Claiborne ....................................          307,866
    50,725   Panera Bread, Class A * ..........................        2,288,712
    26,375   True Religion Apparel * ..........................          441,781
    42,275   Warnaco Group * ..................................        1,260,218
                                                                  --------------
                                                                      16,802,879
                                                                  --------------
             CONSUMER STAPLES -- 2.17%
    44,825   Green Mountain Coffee Roasters * .................        1,299,477
                                                                  --------------
             ENERGY -- 1.26%
    48,925   Willbros Group * .................................          757,848
                                                                  --------------
             FINANCIALS -- 7.71%
    27,225   Community Bank System ............................          679,264
    63,225   First Commonwealth Financial .....................          699,269
    49,975   Jefferies Group ..................................          791,104
    30,875   Mainsource Financial Group .......................          551,428
    24,275   Republic Bancorp, Class A ........................          558,811
    69,900   Sterling Financial ...............................          593,451
    39,150   Valley National Bancorp ..........................          743,850
                                                                  --------------
                                                                       4,617,177
             HEALTH CARE -- 17.14%                                --------------
    55,775   eResearchTechnology * ............................          360,307
    64,850   Illumina * .......................................        1,999,326
    33,200   Kendle International * ...........................          599,924
    52,300   Martek Biosciences * .............................        1,560,109
    24,475   Masimo * .........................................          782,955

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             HEALTH CARE (CONTINUED)
    25,750   Myriad Genetics * ................................   $    1,624,568
     7,750   NuVasive * .......................................          364,948
    70,925   PAREXEL International * ..........................          737,620
    29,050   Psychiatric Solutions * ..........................          967,075
    20,050   STERIS ...........................................          682,502
     8,450   Techne............................................          583,219
                                                                  --------------
                                                                      10,262,553
                                                                  --------------
             INDUSTRIALS -- 23.33%
    51,200   AeroVironment * ..................................        1,839,104
    94,700   AMR * ............................................          966,887
    34,650   Axsys Technologies * .............................        2,287,940
    89,375   Continental Airlines, Class B * ..................        1,690,975
    16,050   Curtiss-Wright ...................................          592,245
    97,950   EMCOR Group * ....................................        1,740,572
    35,775   FTI Consulting * .................................        2,083,894
    22,325   Robbins & Myers ..................................          455,430
    31,300   Teledyne Technologies * ..........................        1,426,341
    20,775   Watson Wyatt Worldwide, Class A...................          882,314
                                                                  --------------
                                                                      13,965,702
                                                                  --------------
             INFORMATION TECHNOLOGY -- 12.19%
    55,000   Concur Technologies * ............................        1,387,650
    17,350   ManTech International, Class A * .................          935,859
    33,050   Multi-Fineline Electronix * ......................          386,024
    68,550   NetScout Systems * ...............................          659,451
     6,450   Neutral Tandem * .................................          112,359
    55,125   Solera Holdings * ................................        1,372,061
   121,525   Starent Networks * ...............................        1,211,604
    15,900   Taleo, Class A * .................................          219,420
    51,825   Websense * .......................................        1,011,624
                                                                  --------------
                                                                       7,296,052
                                                                  --------------
             TELECOMMUNICATION SERVICES -- 3.10%
    98,800   Syniverse Holdings *..............................        1,857,435
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $69,641,252) ............................       56,859,123
                                                                  --------------
INVESTMENT COMPANY -- 7.56%
 4,525,254   BlackRock Liquidity Funds
                TempCash Portfolio ............................        4,525,254
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $4,525,254) .............................        4,525,254
                                                                  --------------
TOTAL INVESTMENTS -- 102.53%
   (Cost $74,166,506)** .......................................       61,384,377
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- (2.53)% ...................       (1,516,284)
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $   59,868,093
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $75,555,722.

Gross unrealized appreciation .................................   $    2,291,073
Gross unrealized depreciation .................................      (16,462,418)
                                                                  --------------
Net unrealized depreciation ...................................   $  (14,171,345)
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO SMALL CAP FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

                                                            Philip D. Tasho, CFA

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. The Fund significantly outpaced its benchmark even as small-cap stock indexes posted sharp declines for the year. Strong stock selection in the Consumer Discretionary, Energy and Health Care sectors was a major factor behind much of the Fund's outperformance. In addition, our decisions regarding the Energy sector resulted in much of the balance of our outperformance. Initially, the Fund benefited from an overweight in Energy stocks which did quite well as oil prices climbed. Later, our concerns about Energy company-specific fundamentals and valuations led us to reduce our Energy weighting. This move paid off nicely as energy stocks dropped sharply. Detracting from relative performance was subpar stock selection among Financials and Industrials.

Q.   What were the best-performing holdings for the Fund during the period?

A. Whiting Petroleum was the biggest contributor to our relative performance. The oil and gas exploration and production company posted record results thanks to new discoveries of oil and gas, which boosted its volumes. Coal producer Alpha Natural Resources was another strong performer, bolstered by rising sales and income. Perrigo, a leading global healthcare supplier that develops, manufactures and distributes over-the-counter and prescription pharmaceuticals and consumer products, also performed comparatively well thanks to strong sales of new drugs.

Q.   What were the weakest-performing holdings?

A. Canada-based organic foods producer SunOpta was the biggest disappointment, hurt largely by quality control and operational deficiencies. We also lost ground with U.S. money manager Calamos Asset Management, which was hurt primarily by lower assets under management, a key driver of revenue and profit for the firm. In the Technology sector, holdings in FalconStor Software worked against us. The company, which is a leader in data protection solutions that facilitate the availability of business-critical data, faltered amid slowing demand for their product.

Q.   How was the portfolio positioned as of October 31, 2008?

A. We continue to position the Fund to benefit from an eventual economic recovery. Financials, Consumer Discretionary and Consumer Staples were the three largest sectors in the portfolio, with overweight positions relative to the benchmark in both Consumer Discretionary and Consumer Staples. The portfolio was underweighted in Technology, Industrials and Energy, and held no Materials stocks. Our experience during prior periods of market tumult forms the core of our investment philosophy and provides us with the solutions for recovery. One of TAMRO's mantras is to "Buy the best when they are depressed." We're focused on companies with tenured, stable management and superior financials that have executed well relative to their peers over the long haul because our research shows that they not only have survived, but thrived during difficult market and economic environments.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

ASTON/TAMRO SMALL CAP FUND
GROWTH OF $10,000

                                                               MORNINGSTAR(R)
                          ASTON/TAMRO                           SMALL BLEND
                        SMALL CAP FUND   RUSSELL 2000 INDEX      CATEGORY
                        --------------   ------------------   --------------
               Nov-00       10,000             10,000             10,000
               Apr-01       11,460             10,947             10,459
               Oct-01       10,774              9,729              9,761
               Apr-02       13,928             11,678             11,955
               Oct-02       10,603              8,603              9,093
               Apr-03       11,826              9,253              9,578
               Oct-03       15,919             12,334             12,467
               Apr-04       17,446             13,140             13,507
               Oct-04       17,538             13,780             14,153
               Oct-05       19,144             15,445             16,096
               Oct-06       24,165             18,531             18,729
               Oct-07       27,201             20,248             20,669
               Oct-08       18,609             13,332             12,972


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year          (31.58)%
Five Year           3.17%
Since Inception     8.16%

Inception Date 11/30/00

Average Annual Total Returns - Class I

One Year          (31.42)%
Five Year            N/A
Since Inception     0.05%

Inception Date 01/04/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
TAMRO SMALL CAP FUND                                            OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS


                                  (PIE CHART)

CASH & NET OTHER ASSETS
   AND LIABILITIES            2%
FINANCIALS                   20%
CONSUMER DISCRETIONARY       18%
INFORMATION TECHNOLOGY       15%
HEALTH CARE                  13%
INDUSTRIALS                  11%
CONSUMER STAPLES             14%
ENERGY                        5%
TELECOMMUNICATION SERVICES    2%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 97.51%
             CONSUMER DISCRETIONARY -- 17.65%
   426,235   Aaron Rents ......................................   $   10,566,366
    98,015   Blue Nile * ......................................        2,997,299
   414,340   Bob Evans Farms ..................................        8,651,419
   465,490   Carter's * .......................................        9,887,008
    84,535   Chipotle Mexican Grill, Class A * ................        4,290,151
   139,853   Choice Hotels International ......................        3,823,581
   810,535   Corinthian Colleges * ............................       11,574,440
   181,550   M.D.C. Holdings ..................................        6,105,526
   358,175   PetMed Express * .................................        6,325,371
   183,770   Vail Resorts * ...................................        6,112,190
                                                                  --------------
                                                                      70,333,351
                                                                  --------------
             CONSUMER STAPLES -- 13.80%
   324,460   Hain Celestial Group * ...........................        7,540,450
   429,125   Lance (a) ........................................        8,878,596
   369,740   NBTY * ...........................................        8,640,824
 1,519,913   SunOpta * (a) ....................................        6,246,842
   410,895   TreeHouse Foods * ................................       12,433,683
   503,515   United Natural Foods *............................       11,248,525
                                                                  --------------
                                                                      54,988,920
                                                                  --------------
             ENERGY -- 5.06%
    92,635   Bill Barrett * ...................................        1,889,754
   355,857   Holly ............................................        6,985,473
   166,132   MarkWest Energy Partners LP ......................        3,015,296
   533,681   Willbros Group * .................................        8,266,719
                                                                  --------------
                                                                      20,157,242
                                                                  --------------
             FINANCIALS -- 20.33%
   307,054   Bank of the Ozarks (a) ...........................        9,334,442
   643,304   Calamos Asset Management, Class A (a) ............        5,281,526
   244,661   GAMCO Investors (a) ..............................        9,314,244
   420,190   Glacier Bancorp ..................................        8,475,232
   160,615   KBW * ............................................        4,702,807
   782,440   Knight Capital Group * ...........................       11,314,082
   782,590   Lexington Realty Trust, REIT .....................        6,284,198

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             FINANCIALS (CONTINUED)
   448,830   Raymond James Financial ..........................   $   10,453,251
   285,023   Washington, REIT .................................        8,544,990
   251,760   Wilmington Trust..................................        7,265,794
                                                                  --------------
                                                                      80,970,566
                                                                  --------------
             HEALTH CARE -- 13.50%
   524,210   AMN Healthcare Services * ........................        4,712,648
   167,690   Analogic .........................................        7,405,190
   201,105   Cerner * .........................................        7,487,139
   379,364   Eclipsys * .......................................        5,633,555
   341,679   Perrigo ..........................................       11,617,086
   183,275   Teleflex .........................................        9,711,742
    82,605   United Therapeutics * ............................        7,205,634
                                                                  --------------
                                                                      53,772,994
                                                                  --------------
             INDUSTRIALS -- 10.80%
   552,825   Argon ST *(a) ....................................       11,531,929
   359,110   Baldor Electric ..................................        6,305,972
   360,130   General Cable * ..................................        6,151,020
   811,833   Steelcase, Class A ...............................        7,550,047
   235,492   Trex * ...........................................        3,840,875
   180,255   Watson Wyatt Worldwide, Class A ..................        7,655,430
                                                                  --------------
                                                                      43,035,273
                                                                  --------------
             INFORMATION TECHNOLOGY -- 14.71%
   221,745   F5 Networks * ....................................        5,503,711
   518,214   FalconStor Software * ............................        1,559,824
   684,705   L-1 Identity Solutions * .........................        5,614,581
   222,692   ManTech International, Class A * .................       12,012,006
   360,150   Quality Systems ..................................       13,862,174
   543,915   RightNow Technologies * ..........................        3,578,961
   521,365   Riverbed Technology * ............................        6,532,703
    62,135   Safeguard Scientifics * ..........................           48,465
   320,143   SeaChange International *(a) .....................        2,445,893
   627,320   Take-Two Interactive Software * ..................        7,440,015
                                                                  --------------
                                                                      58,598,333
                                                                  --------------
             TELECOMMUNICATION SERVICES -- 1.66%
   549,265   Cbeyond * ........................................        6,602,165
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $446,266,412) ...........................      388,458,844
                                                                  --------------
INVESTMENT COMPANY -- 2.54%
10,121,466   BlackRock Liquidity Funds TempCash Portfolio .....       10,121,466
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $10,121,466) ............................       10,121,466
                                                                  --------------
TOTAL INVESTMENTS -- 100.05%
   (Cost $456,387,878)** ......................................      398,580,310
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- (0.05)% ...................         (216,527)
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $  398,363,783
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $462,475,100.

Gross unrealized appreciation ..........................   $ 27,671,969
Gross unrealized depreciation ..........................    (91,566,759)
                                                           ------------
Net unrealized depreciation ............................   $(63,894,790)
                                                           ============

(a) These securities have been determined by the Adviser to be illiquid securities. At October 31, 2008, these securities amounted to $53,033,472 or 13.31% of net assets.

LP   Limited Partnership

REIT Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL CAP VALUE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

            James C. Shircliff, CFA, Henry W. Sanders III, CFA, & R. Andrew Beck

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. As returns indicate, the past twelve months have been a challenging period for both the Fund and the broader market. Relative to its index, the best performing sector in the Fund was Consumer Staples and individual stock selection within that sector contributed positively to performance. The weakest relative performance came from the Financials sector. Despite whipsaw volatility and declining fundamentals, small-cap financials actually outperformed the broader market during the period. Unfortunately, we were materially underweight in what we perceived as that excessively high risk sector. Additionally, several of the investments we did make, particularly in the commercial banking and consumer finance industries, experienced large declines during the period.

Q.   What were the best performing holdings for the Fund during the period?

A. The top contributing holdings during the period were Dollar Tree and Complete Production Services. Dollar Tree, operator of discount variety stores, consistently reported both increased traffic and increased average transaction size. Complete Production Services, provider of a variety of specialized services to oil and gas drillers in North America, benefited from rising natural gas prices during the second quarter of 2008 and an increase in overall drilling activity during the spring. We sold the stock at a significant gain in mid-summer after it had achieved our price target.

Q.   What were the weakest performing holdings?

A. The holdings with the largest negative contribution to performance during the period were Travel Centers of America and AptarGroup Travel Centers operates and franchises a nationwide network of truck stops, which, unfortunately, suffered a drop in both fuel volumes and margins. Restaurant and retail sales also suffered. We liquidated our position in Travel Centers of America. AptarGroup, which manufactures a broad range of specialty dispensing systems reported solid sales and earnings growth. But its stock was hurt when the company lowered its earnings guidance. Additionally, the rising U.S. dollar at the end of the period detracted from the company's results.

Q.   How was the portfolio positioned as of October 31, 2008?

A. While we are still concerned about the shorter-term macro environment, we believe lower commodity prices, substantial monetary and legislative stimulus, and, most importantly, exceptionally attractive valuations for stocks will drive positive equity returns over the next twelve to eighteen months. Within the Fund, we are balancing our shorter-term concerns with our positive longer-term outlook. While we continue to maintain a significant overweight in Consumer Staples, we have begun to trim our largest and most successful investments in that sector and redeploy those assets into more cyclical, and undervalued areas of the market. These sectors include Consumer Discretionary and Industrials, among others. What we are trying to avoid are firms that may appear attractive based upon most of our critical characteristics, but do not exhibit a high level of financial strength. We believe firms that are leveraged or whose business model is overly dependent upon external financing, even those with powerful brands and business franchises, will continue to be vulnerable. We are confident that this balanced, pro-active approach will allow us to weather what may be a bumpy bottoming process and provide an opportunity to profit from a market recovery.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/RIVER ROAD SMALL CAP VALUE FUND - CLASS N
GROWTH OF $10,000

                                                               MORNINGSTAR(R)
                        ASTON/RIVER ROAD       RUSSELL 2000     SMALL VALUE
                    SMALL CAP VALUE- CLASS N    VALUE INDEX      CATEGORY
                    ------------------------   ------------   --------------
           Jun-05            10,000               10,000          10,000
           Jul-05            10,520               10,569          10,571
           Oct-05            10,280               10,050          10,123
           Oct-06            13,460               12,352          11,808
           Oct-07            14,553               12,605          12,464
           Oct-08             9,821                8,755           8,332


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap and Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year          (32.51)%
Five Year            N/A
Since Inception    (0.54)%

Inception Date 06/28/05

Average Annual Total Returns - Class I

One Year          (32.34)%
Five Year            N/A
Since Inception   (17.04)%

Inception Date 12/13/06

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

HEALTH CARE                                1%
CONSUMER DISCRETIONARY                    23%
CONSUMER STAPLES                          21%
INDUSTRIALS                               15%
FINANCIALS                                11%
INFORMATION TECHNOLOGY                     7%
ENERGY                                     7%
MATERIALS                                  6%
CASH & NET OTHER ASSETS AND LIABILITIES    5%
UTILITIES                                  4%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 95.08%
             CONSUMER DISCRETIONARY -- 22.66%
   288,870   AH Belo, Class A .................................   $      956,160
   180,860   American Greetings, Class A ......................        2,112,445
   363,176   Audiovox, Class A * ..............................        2,139,107
   127,943   Bank (Jos. A.) Clothiers * .......................        3,258,708
   179,723   Barnes & Noble ...................................        3,393,170
    76,667   Benihana, Class A * ..............................          228,468
   229,560   Callaway Golf ....................................        2,401,198
   186,506   CBRL Group .......................................        3,715,200
   181,281   Dollar Tree * ....................................        6,892,304
   198,619   Dress Barn * .....................................        1,898,798
   340,088   Fred's, Class A ..................................        4,166,078
   123,952   Frisch's Restaurants .............................        2,119,579
   182,254   Hampshire Group * (a) ............................          883,932
    37,530   International Speedway, Class A ..................        1,178,067
   179,076   JAKKS Pacific * ..................................        4,005,930
   144,560   Lazare Kaplan International * ....................        1,040,832
   525,678   Mac-Gray * .......................................        3,989,896
    73,794   Nathan's Famous * ................................        1,160,042
   273,580   OfficeMax ........................................        2,202,319
   169,988   Papa John's International * ......................        3,834,929
   153,397   PetMed Express * .................................        2,708,991
   251,905   Rent-A-Center * ..................................        3,677,813
   167,350   Sotheby's ........................................        1,558,028
    85,343   UniFirst .........................................        2,784,742
                                                                  --------------
                                                                      62,306,736
                                                                  --------------
             CONSUMER STAPLES -- 20.77%
   236,786   American Dairy * .................................        2,907,732
   446,680   Casey's General Stores ...........................       13,489,736
   105,129   Coca-Cola Bottling ...............................        4,644,599
   230,308   HQ Sustainable Maritime Industries * .............          944,263
   311,760   Industrias Bachoco, SP ADR .......................        6,082,438
   171,162   J & J Snack Foods ................................        5,367,640

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             CONSUMER STAPLES (CONTINUED)
   453,877   National Beverage * ..............................   $    4,157,513
   330,361   Ruddick ..........................................        9,461,539
   127,515   Village Super Market, Class A ....................        6,266,087
   603,743   Zapata * .........................................        3,773,394
                                                                  --------------
                                                                      57,094,941
                                                                  --------------
             ENERGY -- 6.66%
    63,270   Bristow Group * ..................................        1,567,198
   314,926   Cal Dive International * .........................        2,680,020
    58,704   Eastern American Natural Gas Trust ...............        1,470,535
   140,640   Encore Acquisition * .............................        4,380,936
   720,799   Evolution Petroleum * ............................        1,174,902
   114,050   Frontier Oil .....................................        1,506,600
   267,427   Gulfport Energy * ................................        1,885,360
   238,787   HKN * ............................................        1,246,468
    55,278   Petroleum Development * ..........................        1,144,807
    32,210   Swift Energy * ...................................        1,033,297
    95,118   TGC Industries * .................................          214,016
                                                                  --------------
                                                                      18,304,139
                                                                  --------------
             FINANCIALS -- 10.96%
   176,494   Associated Bancorp ...............................        3,893,458
    11,150   First Citizens BancShares, Class A ...............        1,705,058
    68,509   First Midwest Bancorp ............................        1,521,585
   126,760   FirstService * ...................................        1,537,599
    28,709   Gyrodyne Company of America * ....................          803,852
    73,411   Maui Land & Pineapple * ..........................        1,137,870
   116,061   Max Capital Group ................................        1,851,173
   575,479   Medallion Financial ..............................        4,655,625
    75,567   Navigators Group * ...............................        3,816,889
   144,464   Oppenheimer Holdings, Class A ....................        2,509,340
     9,380   Student Loan .....................................          342,370
    31,070   UMB Financial ....................................        1,408,403
    41,260   Unitrin ..........................................          866,460
   181,477   Whitney Holding ..................................        3,448,063
    19,650   Zenith National Insurance ........................          645,699
                                                                  --------------
                                                                      30,143,444
                                                                  --------------
             HEALTH CARE -- 1.37%
   235,306   Chindex International * ..........................        1,971,864
   116,800   Res-Care * .......................................        1,799,888
                                                                  --------------
                                                                       3,771,752
                                                                  --------------
             INDUSTRIALS -- 15.43%
    99,500   AMERCO * .........................................        4,503,370
   280,581   Bowne & Co. ......................................        2,185,726
   206,106   Brink's ..........................................        9,994,080
    88,740   Chase ............................................        1,293,829
    69,730   Geo Group ** .....................................        1,231,432
   323,233   Houston Wire & Cable .............................        3,723,644
   181,983   Korn/Ferry International * .......................        2,527,744
    35,492   Lawson Products ..................................        1,057,662
    39,592   NACCO Industries, Class A ........................        2,439,263
   334,510   Pike Electric * ..................................        2,926,962
   434,403   RSC Holdings * ...................................        3,188,518
   263,110   TrueBlue * .......................................        2,191,706
   142,373   Viad .............................................        3,110,850
   627,100   WCA Waste * ......................................        2,038,075
                                                                  --------------
                                                                      42,412,861
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             INFORMATION TECHNOLOGY -- 7.65%
   161,610   Agilysys .........................................   $      649,672
   119,359   Bel Fuse, Class B ................................        2,590,090
   462,531   Brightpoint * ....................................        2,664,179
    82,698   Cass Information Systems .........................        2,873,755
    48,730   Computer Services ................................        1,376,622
   266,510   Electro Rent .....................................        3,195,455
   257,933   Ingram Micro, Class A * ..........................        3,438,247
   193,011   Intevac * ........................................        1,501,626
   290,110   Ituran Location and Control ......................        2,170,023
   472,630   Optimal Group, Class A * .........................          562,430
                                                                  --------------
                                                                      21,022,099
                                                                  --------------
             MATERIALS -- 5.61%
   360,176   AptarGroup .......................................       10,920,536
    48,020   Castle (A.M.) ....................................          584,403
   380,976   Glatfelter .......................................        3,927,863
                                                                  --------------
                                                                      15,432,802
                                                                  --------------
             UTILITIES -- 3.97%
    69,400   ALLETE ...........................................        2,429,000
   182,010   Portland General Electric ........................        3,734,845
   170,496   SJW ..............................................        4,739,789
                                                                  --------------
                                                                      10,903,634
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $328,344,328) ...........................      261,392,408
                                                                  --------------
INVESTMENT COMPANY -- 4.98%
13,681,247   BlackRock Liquidity Funds TempFund Portfolio .....       13,681,247
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $13,681,247) ............................       13,681,247
                                                                  --------------
TOTAL INVESTMENTS -- 100.06%
   (Cost $342,025,575)** ......................................      275,073,655
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- (0.06)% ...................         (162,351)
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $  274,911,304
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $343,701,028.

Gross unrealized appreciation ...   $  9,133,233
Gross unrealized depreciation ...    (77,760,606)
                                    ------------
Net unrealized depreciation .....   $(68,627,373)
                                    ============

(a) This security has been determined by the Adviser to be an illiquid security. At October 31, 2008, this security amounted to $883,932 or 0.32% of net assets.

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
NEPTUNE INTERNATIONAL FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2008

                                                                    Robin Geffen

Q. Describe the environment for international stocks during the past 12 months.

A. The twelve months under review were characterized by extreme volatility in global markets. As the credit crisis deteriorated, uncertainty spread from the floundering Financial sector to other industries, creating challenging conditions. Foreseeing the credit crisis, we implemented a zero-exposure policy to banks and insurers in the developed markets well over a year ago. As 2008 progressed, the continuation of the financial crisis resulted in the mature markets beginning to lose their traction in terms of earnings growth while the availability of credit lessened and became increasingly expensive. Consequently, this conviction call significantly benefited the Fund and we remain cautious of Financials, as well as consumer-facing companies, in the mature markets.

Q.   What were the most significant factors affecting the Fund's performance?

A. Our weighting in Health Care has been a significant contributor to performance. This followed a reawakening in the sector owing to key developments in the industry during the period under review, including AstraZeneca winning a key patent case and GlaxoSmithKline bringing several new drugs to market. Largely immune from the erratic oil price and less susceptible to the global slowdown, our high yielding, cash-generating stocks in this sector have provided steady, acyclical defensive growth. Owing to the global slowdown gaining momentum, we lowered our exposure to the Industrials and Materials sectors over the period under review. Previously benefitting from tight supply and high global demand, these sectors have suffered a downturn in recent months as the depth of the crisis came to full light. While Russia and China were affected by falling commodity prices, our exposure in these markets was more orientated towards their robust domestic consumption. Increasing intra-trade levels combined with decisive fiscal policy boosted Russian and Chinese consumer confidence which, along with infrastructure projects, will be the key drivers of their Gross Domestic Product ("GDP") growth. Indeed, the emerging markets should materialize as the primary engines of global growth over the medium to long-term owing to their strong fundamentals.

Q.   What were the best performing holdings for the Fund?

A. Over the past year, the top three performing stocks in the portfolio came from the Materials, Energy and Health Care sectors. Benefitting from supply and demand issues and the subsequent commodity cycle in the first half of 2008, our Materials weightings performed well, the best being our fertilizer holding, Yara International. Given soaring oil and gas prices at the beginning of the year, the Energy sector was also a key performance driver with ENI doing particularly well, while Bayer benefited from the Health Care sector's sustained, acyclical performance.

Q.   What were the weakest performing holdings?

A. The bottom performing stocks were China Oilfield Services, Ping An Insurance and Shangri-La Asia. China's fundamental position of economic strength has not been reflected in its equity market performance of late. As the credit crisis fallout has gained traction and panic has gripped global markets, a combination of extremely negative global risk appetite and international deleveraging has meant that no market has been spared. However, we are maintaining our convictions: we believe that these holdings exhibit strong fundamentals and anticipate them generating significant alpha over the long term.

Q.   How was the portfolio positioned as of October 31, 2008?

A. Given the challenging market conditions, we have maintained a high cash weighting. We will use this to take advantage of attractive company valuations offered by the extreme market volatility where we have identified good long-term opportunities. We continue to focus on well run and well financed blue chip firms, looking for cash generative companies that are not cutting their capital expenditure plans, as this would serve to cut their potential for future growth.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS I

                              (PERFORMANCE GRAPH)

ASTON/NEPTUNE INTERNATIONAL FUND
GROWTH OF $10,000

                                                                         MORNINGSTAR(R)
                                 ASTON/NEPTUNE           MSCI EAFE &     FOREIGN LARGE
                         INTERNATIONAL FUND - CLASS I   EMERGING MKTS   GROWTH CATEGORY
                         ----------------------------   -------------   ---------------
               Aug-07              10,000                  10,000           10,000
               Aug-07               10,310                   9,834            9,927
               Sep-07               11,180                  10,462           10,620
               Oct-07               12,230                  11,019           11,239
               Oct-08                5,925                   5,649            5,641


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments made in securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/08

Total Return - Class N

Cumulative since Inception   (47.49)%

Inception Date 06/17/08

Average Annual Total Returns - Class I

One Year          (51.55)%
Since Inception   (34.35)%

Inception Date 08/06/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
NEPTUNE INTERNATIONAL FUND                                      OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES   16%
CONSUMER STAPLES                          21%
ENERGY                                    14%
FINANCIALS                                11%
MATERIALS                                 11%
HEALTH CARE                               10%
CONSUMER DISCRETIONARY                     8%
TELECOMMUNICATION SERVICES                 7%
INDUSTRIALS                                2%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 83.63%
             CHINA -- 19.21%
   100,000   China Life Insurance (a) .........................   $      267,240
    35,000   China Mobile (a) .................................          308,116
   175,000   China Oilfield Services (a) ......................           96,168
   165,000   CNOOC (a) ........................................          135,478
   200,000   Mandarin Oriental International ..................          256,000
   350,000   PetroChina (a) ...................................          263,162
    40,000   Ping An Insurance (a) ............................          171,069
   110,000   Shangri-La Asia (a) ..............................          155,741
                                                                  --------------
                                                                       1,652,974
                                                                  --------------
             GERMANY -- 3.82%
     6,000   Bayer (a) ........................................          328,447
                                                                  --------------
             JAPAN -- 0.23%
     1,800   Komatsu (a) ......................................           19,789
                                                                  --------------
             LUXEMBOURG -- 0.54%
     3,000   Evraz Group, GDR (a) .............................           46,479
                                                                  --------------
             NETHERLANDS -- 5.37%
     5,000   Akzo Nobel (a) ...................................          207,830
    19,000   Reed Elsevier (a) ................................          253,960
                                                                  --------------
                                                                         461,790
                                                                  --------------
             NORWAY -- 1.70%
     7,000   Yara International (a) ...........................          146,245
                                                                  --------------
             RUSSIA -- 21.10%
     1,000   Aeroflot - Russian International Airlines,
                GDR (a) .......................................          146,573
    13,000   Gazprom, SP ADR ..................................          265,850
     3,250   LUKOIL, SP ADR ...................................          126,100
    22,500   Mining and Metallurgical Company Norilsk
                Nickel, ADR * .................................          235,125
     4,000   Mobile TeleSystems, SP ADR .......................          156,600
    16,000   Polyus Gold, SP ADR ..............................          176,320

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             RUSSIA (CONTINUED)
    45,000   Rosneft Oil, GDR .................................   $      207,000
     6,500   Uralkali, SP GDR .................................          135,785
     9,000   Vimpel-Communications, SP ADR ....................          130,500
     3,500   Wimm-Bill-Dann Foods, ADR * ......................          153,790
     8,000   X 5 Retail Group, GDR * ..........................           81,600
                                                                  --------------
                                                                       1,815,243
                                                                  --------------
             UNITED KINGDOM -- 31.66%
    13,000   AMEC (a) .........................................          108,765
     7,500   AstraZeneca (a) ..................................          317,838
    10,000   British American Tobacco PLC (a) .................          274,293
    20,000   Diageo (a) .......................................          305,210
    12,500   GlaxoSmithKline (a) ..............................          240,299
    13,000   HSBC Holdings PLC (a) ............................          153,975
    38,000   ICAP (a) .........................................          189,351
    15,000   Imperial Tobacco Group (a) .......................          402,023
    50,000   Tesco PLC (a) ....................................          273,955
    31,500   Tullett Prebon PLC (a) ...........................          120,719
    15,000   Unilever (a) .....................................          336,987
                                                                  --------------
                                                                       2,723,415
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $12,906,207) ............................        7,194,382
                                                                  --------------
INVESTMENT COMPANY --12.81%
 1,101,720   BlackRock Liquidity Funds TempCash Portfolio .....        1,101,720
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $1,101,720) .............................        1,101,720
                                                                  --------------
TOTAL INVESTMENTS --96.44%
   (Cost $14,007,927)** .......................................        8,296,102
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES --3.56% ......................          306,473
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $    8,602,575
                                                                  ==============

----------
*   Non-income producing security.

**  Aggregate cost for Federal income tax purposes is $14,007,927.

Gross unrealized appreciation ...........    $    43,825
Gross unrealized depreciation ...........     (5,755,650)
                                             -----------
Net unrealized depreciation .............    $(5,711,825)
                                             ===========

(a) Securities with a total aggregate market value of $5,269,712 or 61.26% of the net assets, were valued under the fair value procedures established by the Funds' Board of Trustees.

ADR American Depositary Receipt

GDR Global Depositary Receipt

SP ADR Sponsored American Depositary Receipt

SP GDR Sponsored Global Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BARINGS INTERNATIONAL FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2008

                                                            David Bertocchi, CFA

Q. Describe the environment for international stocks during the past 12 months.

A. Global equity markets experienced a momentously difficult 12 months. What began as a relatively contained credit event impacting banks in Europe and North America became a full-blown financial crisis from which no markets were immune and resulted in and extremely difficult environment for international equities. Emerging markets have been disproportionately impacted as risk aversion has increased and selective currencies come under pressure. The main factor impacting Fund performance has been the fallout from the financial crisis. The Fund was positioned relatively early for an environment of slowing growth, with economically sensitive Industrials and Materials stocks sold in favor of more defensive, stable growth areas such as Consumer Staples and Telecommunications, and areas of secular growth within the Industrials and Health Care sectors. The Fund also benefited from the avoidance of western banks. In contrast, holdings in emerging markets detracted. The de-leveraging that has taken place since the summer has had a significant impact on these holdings, as has the withdrawal of credit, and the emerging market exposure has been the single largest negative effect on the Fund. The credit crisis also impacted oil service holdings, with customers unable to finance new projects, leading to delays and cancellations despite the long term necessity.

Q.   What were the best performing holdings for the Fund?

A. The best performing stock was UniCharm, a Japanese supplier of adult diapers and pet foods seeing good secular growth for its products. Dialysis machine provider Fresenius, and specialist pharmaceuticals companies Novo Nordisk and Actelion were strong performers as the outlook improved in an environment of significant downgrades elsewhere. Steelmaker ArcelorMittal was a strong contributor, although we sold it to lock in profits based on our forecast of a slowing economy.

Q.   What were the weakest performing holdings?

A. Gold miner Peter Hambro Mining was our worst performer as the market has penalized its Russian exposure. We continue to believe the gold price is going to face significant upward pressure and so retain the holding. Aker Kvaerner was a significant drag on performance. While we believe that the long term outlook for oil services remains strong, the lack of financing for new projects will continue to be a headwind so we have sold the holding. German cable company Premiere was also sold after the revelation that management had been falsely reporting subscriber numbers.

Q.   How was the portfolio positioned as of October 31, 2008?

A. The portfolio was relatively defensively positioned at the end of the period. We have sought to avoid those areas with greatest earnings and cash flow risk during a period of weak economic activity and constrained credit availability. As a result, the Fund is underweight in Consumer Discretionary and Cyclical Industrial companies, as well as mining companies and steel companies, all of which are exposed to weaker global growth. In contrast, we believe the outlook for gold and agricultural chemicals remain strong and so retain exposure here. Industrials are overweight, but focused on companies with secular growth not dependent upon the cycle. We also see attractive growth opportunities in the Health Care sector, away from the large-cap pharmaceutical names. The weighting to Financials has increased. That said, the Fund has limited exposure to western banks. Instead, we hold several insurance stocks, as we believe the significant reduction in capital will lead to rising insurance premiums and potential earnings growth.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS I

                               (PERFORMANCE GRAPH)

ASTON/BARINGS INTERNATIONAL FUND
GROWTH OF $10,000

                                                                           MORNINGSTAR(R)
                                 ASTON/BARINGS                             FOREIGN LARGE
                         INTERNATIONAL FUND - CLASS I   MSCI EAFE INDEX   BLEND CATEGORY
                         ----------------------------   ---------------   --------------
               Nov-07               10,000                   10,000           10,000
               Jan-08                8,640                    8,580            8,563
               Apr-08                9,040                    9,078            8,968
               Jul-08                7,990                    8,147            8,041
               Oct-08                5,080                    5,337            5,234


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments made in securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/08

Total Return - Class I

Cumulative since Inception   (49.20)%

Inception Date 11/02/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT www.astonfunds.com.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
BARINGS INTERNATIONAL FUND                                      OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES     1%
FINANCIALS                                 22%
INDUSTRIALS                                13%
ENERGY                                     13%
CONSUMER STAPLES                           12%
HEALTH CARE                                12%
TELECOMMUNICATION SERVICES                 10%
MATERIALS                                   8%
CONSUMER DISCRETIONARY                      4%
UTILITIES                                   3%
INFORMATION TECHNOLOGY                      2%

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 98.75%
             AUSTRALIA -- 1.98%
     6,393   QBE Insurance Group (a) ..........................   $      109,071
                                                                  --------------
             BELGIUM -- 1.77%
     1,469   Mobistar (a) .....................................           97,483
                                                                  --------------
             BRAZIL -- 1.07%
     2,187   Petroleo Brasileiro, ADR .........................           58,808
                                                                  --------------
             CANADA -- 1.34%
     1,685   Niko Resources ...................................           73,814
                                                                  --------------
             CHINA -- 1.78%
   209,000   Industrial & Commercial Bank of China,
                Class H (a) ...................................           98,339
                                                                  --------------
             DENMARK -- 1.99%
     2,052   Novo Nordisk, Class B (a) ........................          109,994
                                                                  --------------
             FINLAND -- 1.72%
     6,209   Nokia (a) ........................................           95,111
                                                                  --------------
             FRANCE -- 7.11%
     5,288   Axa (a) ..........................................          101,022
     1,969   GDF Suez (a) .....................................           87,647
     5,284   Suez Environnement * .............................          101,021
     1,860   Total (a) ........................................          102,325
                                                                  --------------
                                                                         392,015
                                                                  --------------
             GERMANY -- 5.44%
     1,797   Bayer (a) ........................................           98,370
     1,630   Fresenius (a) ....................................          103,470
       759   Muenchener Rueckversicherungs-Gesellschaft (a) ...           98,533
                                                                  --------------
                                                                         300,373
                                                                  --------------
             ITALY -- 2.02%
     4,672   Eni (a) ..........................................          111,512
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             JAPAN -- 17.54%
        12   Central Japan Railway (a) ........................   $       98,575
    14,200   Mitsubishi UFJ Financial Group (a) ...............           89,235
     8,000   Mitsui (a) .......................................           77,516
     6,000   Mitsui Fudosan (a) ...............................          104,660
        69   NTT DoCoMo (a) ...................................          109,430
     7,000   Panasonic (a) ....................................          112,726
     3,700   Seven & I Holdings (a) ...........................          103,888
        21   Sumitomo Mitsui Financial Group (a) ..............           84,186
    24,000   Tokyu (a) ........................................           94,285
     1,300   UniCharm (a) .....................................           93,241
                                                                  --------------
                                                                         967,742
                                                                  --------------
             NETHERLANDS -- 2.05%
     8,032   Koninklijke (Royal) (a) ..........................          113,116
                                                                  --------------
             NORWAY -- 1.90%
     6,350   Aker Kvaerner (a) ................................           34,726
     3,359   Yara International (a) ...........................           70,177
                                                                  --------------
                                                                         104,903
                                                                  --------------
             PAGUA NEW GUINEA -- 1.72%
    76,187   Lihir Gold * (a) .................................           95,064
                                                                  --------------
             RUSSIA -- 3.33%
     5,467   Gazprom, SP ADR ..................................          111,800
     1,843   Mobile TeleSystems, SP ADR .......................           72,153
                                                                  --------------
                                                                         183,953
                                                                  --------------
             SINGAPORE -- 1.19%
    21,000   Keppel (a) .......................................           65,472
                                                                  --------------
             SPAIN -- 1.60%
     4,778   Telefonica (a) ...................................           88,464
                                                                  --------------
             SWITZERLAND -- 13.59%
     2,179   Actelion * (a) ...................................          115,112
     2,795   Julius Baer Holding (a) ..........................          109,313
     1,130   Lonza Group (a) ..................................           93,782
     2,596   Nestle (a) .......................................          100,951
     2,312   Novartis (a) .....................................          117,353
       572   Syngenta (a) .....................................          106,926
       523   Zurich Financial Services (a) ....................          106,105
                                                                  --------------
                                                                         749,542
                                                                  --------------
             UNITED ARAB EMIRATES -- 1.45%
    53,386   Emaar Properties (a) .............................           80,055
                                                                  --------------
             UNITED KINGDOM -- 28.16%
     7,225   Admiral Group (a) ................................          107,106
    16,784   BAE Systems (a) ..................................           94,342
     8,201   BG Group (a) .....................................          120,587
    12,625   BP (a) ...........................................          102,912
     7,591   De La Rue (a) ....................................          109,506
     4,042   Imperial Tobacco Group (a) .......................          108,332
    13,108   Peter Hambro Mining (a) ..........................           43,428
     2,919   Randgold Resources (a) ...........................           92,571
     2,279   Reckitt Benckiser Group (a) ......................           96,401
    19,902   Rolls-Royce Group (a) ............................          105,300
 1,138,394   Rolls-Royce Group Class C * (a) ..................            1,832
    23,841   Stagecoach Group * (a) ...........................           71,584
     7,165   Standard Chartered (a) ...........................          118,416

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BARINGS INTERNATIONAL FUND                                      OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             UNITED KINGDOM (CONTINUED)
    16,319   Tesco (a) ........................................   $       89,414
    34,840   Tui Travel (a) ...................................          106,348
     4,154   Unilever (a) .....................................           93,323
    47,971   Vodafone Group (a) ...............................           92,284
                                                                  --------------
                                                                       1,553,686
                                                                  --------------
             TOTAL COMMON STOCKS
                 (Cost $7,785,784) ............................        5,448,517
                                                                  --------------
INVESTMENT COMPANY -- 1.77%
    97,535   BlackRock Liquidity Funds TempCash Portfolio .....           97,535
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $97,535) ................................           97,535
                                                                  --------------
TOTAL INVESTMENTS -- 100.52%
   (Cost $7,883,319)** ........................................        5,546,052
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- (0.52)% ...................          (28,619)
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $    5,517,433
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $8,368,136.

Gross unrealized appreciation ..   $     8,847
Gross unrealized depreciation ..    (2,830,931)
                                   -----------
Net unrealized depreciation ....   $(2,822,084)
                                   ===========

(a) Securities with a total aggregate market value of $5,030,921 or 91.18% of the net assets, were valued under the fair value procedures established by the Funds' Board of Trustees.

ADR  American Depositary Receipt

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FORTIS GLOBAL REAL ESTATE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

        Nancy J. Holland, CPA, Joseph Pavnica, Menno Sloterdijk, & Matthew Hoult

Q. Describe the environment for international stocks during the past 12 months.

A. Global property markets were dominated by extreme volatility and the worsening financial crisis during the past 12 months. The collapse of Bear Stearns in March caused a panic in the credit markets which was repeated in September when Lehman Brothers failed. The debt drought has hit property harder than most other sectors. October 2008 was the worst month on record for the Global Property sector, as a wave of bank and insurer crises led governments from around the world to prop up the ailing financial system. This has been the backdrop for widespread global real estate share price decline. Until the tail end of the period, property stocks had outperformed the broader equity markets. However, the intensification of the liquidity crisis after Lehman's failure impacted property more severely than equities. And while the direct markets have been under some strain, prices have yet to fall as sharply as in the public markets, although we believe it is only a matter of time before we see significant repricing in the direct and private real estate markets.

Q. What where the most significant market factors affecting Fund performance during the period?

A. The major factors affecting the Fund have been global volatility driven by swings in sentiment linked to the liquidity crisis and the weakening economy. The global economic slowdown has also hit stock prices, especially from the third quarter onward. The marginal borrowing costs for property market participants rose sharply during that time frame. In addition, credit was not only more expensive to arrange but also had become more difficult for property companies to find. The extraordinary spike in volatility in the course of period led to sentiment dominating property performance, with investors ignoring standard valuations as fear has increasingly overtaken rationality in the listed property space.

Q.   What were the best performing holdings for the Fund?

A. Companies with a strong balance sheet have been amongst the best contributors in 2008. Our stock picks in Asia Pacific have tended to have a positive effect, while stock selection in North America and Europe have, on the whole, contributed negatively. In terms of individual holdings, we benefitted from being overweight in companies such as Simon Property Group and Ventas in the U.S., and underweight in the Austrian companies ImmoFinanz and ImmoEast.

Q.   What were the weakest performing holdings?

A. Stock choice in Europe and North America has been particularly disappointing, with our ownership of General Growth in the U.S. and Eurocastle Investment and ProLogis European Properties detracting from relative performance.

Q.   How was the portfolio positioned as of October 31, 2008?

A. At the end of October, we had a large overweight in the U.S. and Singapore markets, and a modest overweight in the UK market. Our strategic underweights include Japan and Hong Kong. We consider that the U.S. is further down the road of re-pricing than other markets, while we believe that property values in the Hong Kong market do not reflect weakening demand from falling global economic output and worsening credit market conditions. In the U.S., we favor high end malls and multi-family properties, and are underweight to diversified stocks, Canada and industrials.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/ABN AMRO GLOBAL REIT FUND
GROWTH OF $10,000

                                                                              MORNINGSTAR(R)
                               ASTON/ABN AMRO          GLOBAL PROPERTY      GLOBAL REAL ESTATE
                         GLOBAL REIT FUND- CLASS N   RESEARCH 250 INDEX       FUNDS CATEGORY
                         -------------------------   ------------------   ---------------------
               Aug-07              10,000                  10,000                 10,000
               Aug-07              10,230                  10,274                 10,454
               Sep-07              10,830                  10,861                 10,927
               Oct-07              11,080                  11,075                 11,120
               Oct-08               5,380                   5,490                  5,497


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying property and defaults by borrowers.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year          (51.45)%
Since Inception   (39.19)%

Inception Date 08/03/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
FORTIS GLOBAL REAL ESTATE FUND                                  OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES    2%
REAL ESTATE MANAGEMENT & DEVELOPMENT      22%
DIVERSIFIED                               21%
RETAIL                                    19%
OFFICE PROPERTIES                         12%
RESIDENTIAL                               12%
HEALTH CARE                                6%
STORAGE                                    5%
INDUSTRIAL                                 1%

%    OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 98.23%
             AUSTRALIA -- 9.29%
   104,059   Challenger Diversified
             Property Group (a) ...............................   $       39,506
   170,279   DB RREEF Trust (a) ...............................           84,857
   103,785   Goodman Group (a) ................................           65,480
   192,136   GPT Group (a) ....................................           96,153
   150,554   Macquarie Office Trust (a) .......................           28,959
    68,767   Mirvac Group (a) .................................           45,014
    54,086   Stockland (a) ....................................          145,441
    48,350   Westfield Group (a) ..............................          534,013
                                                                  --------------
                                                                       1,039,423
                                                                  --------------
             AUSTRIA -- 0.77%
     6,077   CA Immobilien Anlagen * (a) ......................           38,235
     8,449   Conwert Immobilien Invest * (a) ..................           40,809
     5,983   Immofinanz Immobilien Anlagen (a) ................            6,673
                                                                  --------------
                                                                          85,717
                                                                  --------------
             CANADA -- 1.62%
     8,450   Boardwalk Real Estate Investment Trust ...........          181,577
                                                                  --------------
             FINLAND -- 0.94%
    18,142   Citycon (a) ......................................           42,997
     5,716   Sponda (a) .......................................           25,610
     8,877   Technopolis (a) ..................................           36,338
                                                                  --------------
                                                                         104,945
                                                                  --------------
             FRANCE -- 4.86%
       204   Fonciere Des Regions (a) .........................           13,490
     1,308   Icade (a) ........................................           78,184
     2,502   Klepierre (a) ....................................           57,631
     1,000   Societe de la Tour Eiffel (a) ....................           56,397
     2,253   Unibail-Rodamco (a) ..............................          337,916
                                                                  --------------
                                                                         543,618
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             GERMANY -- 0.44%
     4,207   DIC Asset (a) ....................................   $       31,551
     2,663   IVG Immobilien (a) ...............................           17,434
                                                                  --------------
                                                                          48,985
                                                                  --------------
             HONG KONG -- 5.26%
    58,000   Link REIT (a) ....................................          103,705
    45,000   Sun Hung Kai Properties (a) ......................          394,250
    45,000   Wharf Holdings (a) ...............................           89,785
                                                                  --------------
                                                                         587,740
                                                                  --------------
             JAPAN -- 16.15%
        20   Japan Real Estate Investment (a) .................          177,102
    38,000   Mitsubishi Estate (a) ............................          678,807
    28,000   Mitsui Fudosan (a) ...............................          488,412
        21   Nippon Building Fund (a) .........................          201,789
    16,000   Sumitomo Realty & Development (a) ................          260,685
                                                                  --------------
                                                                       1,806,795
                                                                  --------------
             NETHERLANDS -- 0.63%
       245   Corio (a) ........................................           13,093
     7,411   Eurocastle Investment ............................            3,908
       849   Eurocommercial Properties (a) ....................           28,114
     1,900   Vastned Offices/Industrial (a) ...................           25,055
                                                                  --------------
                                                                          70,170
                                                                  --------------
             NORWAY -- 0.23%
    17,354   Norwegian Property ASA (a) .......................           25,864
                                                                  --------------
             SINGAPORE -- 4.44%
    94,000   Ascendas Real Estate Investment Trust (a) ........          104,601
    73,000   CapitaCommercial Trust (a) .......................           50,149
    87,000   Capitaland (a) ...................................          174,362
    57,000   CapitaMall Trust (a) .............................           75,588
   296,000   Lippo-Mapletree Indonesia Retail Trust (a) .......           52,140
    84,000   Suntec Real Estate Investment Trust (a) ..........           40,209
                                                                  --------------
                                                                         497,049
                                                                  --------------
             SWEDEN -- 1.18%
     3,530   Castellum (a) ....................................           23,963
    13,109   Fabege (a) .......................................           51,972
     4,239   Kungsleden (a) ...................................           20,507
     3,359   Wihlborgs Fastigheter (a) ........................           35,568
                                                                  --------------
                                                                         132,010
                                                                  --------------
             UNITED KINGDOM -- 8.23%
    15,694   Big Yellow Group (a) .............................           68,079
    20,820   British Land (a) .................................          207,608
     4,131   Derwent London (a) ...............................           48,384
     3,368   Grainger (a) .....................................            4,316
    11,713   Great Portland Estates (a) .......................           52,159
    11,672   Hammerson (a) ....................................          134,526
    13,157   Land Securities Group (a) ........................          233,546
    19,241   Minerva * (a) ....................................            5,363
    30,068   Safestore Holdings (a) ...........................           45,036
    19,166   Segro (a) ........................................           86,526
     3,163   Shaftesbury (a) ..................................           17,013
    11,500   Workspace Group (a) ..............................           18,511
                                                                  --------------
                                                                         921,067
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FORTIS GLOBAL REAL ESTATE FUND                                  OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             UNITED STATES -- 44.19%
     2,250   AvalonBay Communities ............................   $      159,795
     5,250   Boston Properties ................................          372,120
     4,200   Digital Realty Trust .............................          140,616
     2,800   Douglas Emmett ...................................           42,280
     2,836   EastGroup Properties .............................           94,949
     3,209   Entertainment Properties Trust ...................          120,177
    11,700   Equity Residential ...............................          408,681
     2,700   Essex Property Trust .............................          262,710
     5,350   Federal Realty Investment Trust ..................          327,795
    13,000   HCP ..............................................          389,090
     4,150   Kilroy Realty ....................................          133,423
     2,900   Kimco Realty .....................................           65,482
     8,500   Mack-Cali Realty .................................          193,120
     8,600   National Retail Properties .......................          153,338
     4,150   ProLogis .........................................           58,100
     4,950   Public Storage ...................................          403,425
     2,300   Regency Centers ..................................           90,758
     9,500   Simon Property Group .............................          636,785
     7,050   Taubman Centers ..................................          234,201
     9,160   UDR ..............................................          181,002
     8,600   Ventas ...........................................          310,116
     2,350   Vornado Realty Trust .............................          165,792
                                                                  --------------
                                                                       4,943,755
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $17,260,225) ............................       10,988,715
                                                                  --------------
CLOSED-END FUND -- 0.29%
             LUXEMBOURG -- 0.29%
     9,734   ProLogis European Properties (a) .................           32,349
                                                                  --------------
             TOTAL CLOSED-END FUND
                (Cost $130,495) ...............................           32,349
                                                                  --------------
INVESTMENT COMPANY -- 1.60%
   179,049   BlackRock Liquidity Funds
             TempCash Portfolio ...............................          179,049
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $179,049) ...............................          179,049
                                                                  --------------
TOTAL INVESTMENTS -- 100.12%
   (Cost $17,569,769)** .......................................       11,200,113
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- (0.12)% ...................          (12,964)
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $   11,187,149
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $18,051,763.

Gross unrealized appreciation .....   $    50,948
Gross unrealized depreciation .....    (6,902,598)
                                      -----------
Net unrealized depreciation .......   $(6,851,650)
                                      ===========

(a) Security with a total aggregate market value of $5,891,824 or 52.67% of the net assets, was valued under the fair value procedures established by the Funds' Board of Trustees.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
SGA INTERNATIONAL SMALL MID-CAP FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

                  Mark Wimer, CFA, Cynthia A. Tusan, CFA, & Gary T. Baierl, Ph.D

Q. Describe the environment for international stocks from the Fund's inception on November 2, 2007 through October 31, 2008.

A. The recent surge in the value of the dollar has been a drag on foreign stock performance of late, even though foreign companies often have a more diversified base than their U.S. peers of business growth since their markets more often include the rapidly growing emerging markets.

Q. What were the most significant factors affecting Fund performance during the period?

A. Most of the Fund's underperformance of its benchmark occurred early in the period and stemmed from holdings in Consumer Discretionary, Industrial and Material sectors, as well as Real Estate and China. Recognizing the possibility of continuing erosion in these areas, subsequently reduced those exposures. The reductions to those exposures helped relative performance in 2008 as those cyclically sensitive areas continued to be a source of steep negative returns. Although generally posting negative returns as well, defensive sectors such as Health Care, Utilities, and Consumer Staples fared slightly better. A bright spot was our stock selection in Financials, where the portfolio's financial holdings outperformed those of the benchmark. The Fund's investments in select bank positions less exposed to the ongoing credit issues, as well as investments in diversified financial companies contributed positively to relative performance.

Q.   What were the best performing holdings for the Fund?

A. The Fund's holdings in Japanese financial services company Acom Co. performed well as Mitsubishi UFJ increased its stake in the company. Holdings in Australian oil and gas company Origin Energy was bolstered by news of a potential takeover and good operating results. Corporate Express, a Netherlands-based office supply company, posted gains as it was taken over by Staples. Holdings in Japanese medical device maker Nihon Kohden scored well as the company announced major upward revisions to sales and operating forecasts. Finally, executive recruiter Vedior was up, thanks to its acquisition by Randstad Holding NV.

Q.   What were the weakest performing holdings?

A. Holdings in Australian mining firm Minara Resources fell significantly as mining operations were adversely affected by Western Australia's natural gas crisis following an explosion at one of the country's top three power providers. Hong Kong-based marine shipping company Orient Overseas International also declined as business transport in and around China slowed significantly and surging oil prices impacted profits. Hong Kong real estate developer Shenzhen Investment suffered losses as Chinese markets deteriorated. Finally, Japanese real estate company Urban slumped as the company declared bankruptcy after being unable to obtain financing.

Q.   How was the portfolio positioned as of October 31, 2008?

A. Given our view that markets may continue to experience further declines and especially increased volatility, we have addressed increased volatility through not only our usual portfolio rebalances to refresh the Fund with equities ranked higher by our quantitative stock selection model, but have also carried out an even higher level of fundamental review including keeping a watchful eye on debt levels across companies in the portfolio and increasing diversification in terms of number of holdings and number of industries. We continue to adhere to our investment process as we believe the consistent application of our disciplined approach to stock selection and portfolio construction will serve investors best in the long term. While the financial crisis may be far from over, we believe that our investment process based primarily on company fundamentals and a disciplined quantitative process should perform well in an environment where strong fundamentals are needed to ride out the current weak credit market environment.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/SGA INTERNATIONAL SMALL-MID CAP FUND
GROWTH OF $10,000

                                                                   MORNINGSTAR(R)
                        ASTON/SGA INT'L SMALL-     MSCI EAFE     FOREIGN SMALL/MID
                        MID CAP FUND - CLASS N   SMID ND INDEX    GROWTH CATEGORY
                        ----------------------   -------------   -----------------
               Nov-07           10,000               10,000            10,000
               Jan-08            8,170                8,205             9,967
               Apr-08            8,380                8,705            10,424
               Jul-08            7,030                7,681             9,294
               Oct-08            4,410                4,758             5,595


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments made in securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/08

Total Return - Class N

Cumulative since Inception   (55.90)%

Inception Date 11/02/07

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
SGA INTERNATIONAL SMALL-MID CAP FUND                            OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

COMMUNICATION                              5%
OTHER COMMON STOCKS                       19%
INDUSTRIAL                                15%
CONSUMER CYCLICALS                        14%
BASIC MATERIALS                           13%
FINANCIAL                                  9%
HEALTHCARE                                 7%
REAL ESTATE INVESTMENT TRUSTS              6%
CONSUMER NON-CYCLICALS                     6%
CASH & NET OTHER ASSETS AND LIABILITIES    6%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 93.05%
             AUSTRALIA -- 5.21%
       660   Caltex Australia (a) .............................   $        4,157
       877   CSL (a) ..........................................           21,328
       200   Origin Energy (a) ................................            2,097
     3,782   PMP (a) ..........................................            2,432
                                                                  --------------
                                                                          30,014
                                                                  --------------
             AUSTRIA -- 0.57%
       265   Zumtobel (a)
                                                                           3,281
                                                                  --------------
             BELGIUM -- 0.67%
       196   Euronav (a) ......................................            2,865
         3   Sipef (a) ........................................              968
                                                                  --------------
                                                                           3,833
                                                                  --------------
             BRAZIL -- 0.26%
       435   Companhia Energetica de Sao Paulo, ADR ...........            1,495
                                                                  --------------
             CANADA -- 3.21%
        72   Astral Media .....................................            1,665
       237   Churchill, Class A * .............................            1,325
       189   Ensign Energy Services ...........................            2,432
       100   First Quantum Minerals ...........................            2,107
       653   Gerdau Ameristeel ................................            3,494
     1,031   Neo Material Technologies * ......................            1,249
       158   Precision Drilling Trust .........................            1,704
       516   WestJet Airlines * ...............................            4,474
                                                                  --------------
                                                                          18,450
                                                                  --------------
             DENMARK -- 1.18%
        60   D/S Norden (a) ...................................            1,819
        86   Danisco (a) ......................................            3,726
        26   Solar Holdings, B Shares (a) .....................            1,238
                                                                  --------------
                                                                           6,783
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             FINLAND -- 2.17%
       244   Metso (a) ........................................   $        3,243
       193   Nokian Renkaat (a) ...............................            2,523
       651   Outokumpu (a) ....................................            6,746
                                                                  --------------
                                                                          12,512
                                                                  --------------
             FRANCE -- 3.75%
        21   Bonduelle (a) ....................................            1,762
       468   Boursorama * (a) .................................            3,415
        74   Bureau Veritas * (a) .............................            2,638
        64   Neopost(a) .......................................            5,358
       145   Nexity (a) .......................................            1,263
       227   Valeo (a) ........................................            3,954
       887   Viel (a) .........................................            3,175
                                                                  --------------
                                                                          21,565
                                                                  --------------
             GERMANY -- 5.06%
       189   Merck KGaA (a) ...................................           16,696
        65   MTU Aero Engines Holding (a) .....................            1,254
       234   Praktiker Bau-und Heimwerkermaerkte Holding (a) ..            1,837
       633   ProSiebenSat.1 Media (a) .........................            1,873
        34   Puma (a) .........................................            5,664
        93   SGL Carbon * (a) .................................            1,795
                                                                  --------------
                                                                          29,119
                                                                  --------------
             GREECE -- 0.63%
       203   Gr. Sarantis (a) .................................            1,321
       200   Safe Bulkers .....................................            1,102
       271   Sidenor Steel Products Manufacturing (a) .........            1,198
                                                                  --------------
                                                                           3,621
                                                                  --------------
             HONG KONG -- 4.72%
     6,223   Denway Motors (a) ................................            1,552
     8,595   Huabao International Holdings (a) ................            5,547
     6,888   Lenovo Group (a) .................................            2,088
     6,835   Link REIT (a) ....................................           12,221
     1,375   Orient Overseas International (a) ................            2,455
    15,746   Shenzhen Investment (a) ..........................            1,631
     8,750   Sun International Group * (a) ....................            1,694
                                                                  --------------
                                                                          27,188
                                                                  --------------
             IRELAND -- 1.73%
       124   FBD Holdings (a) .................................            1,805
       719   Glanbia (a) ......................................            2,753
       241   Kerry Group, Class A (a) .........................            5,370
                                                                  --------------
                                                                           9,928
                                                                  --------------
             ISRAEL -- 2.97%
       413   Gilat Satellite Networks * .......................            1,289
       846   Partner Communications, ADR ......................           15,803
                                                                  --------------
                                                                          17,092
                                                                  --------------
             ITALY -- 2.92%
       400   ACEA (a) .........................................            5,216
       168   Banca Popolare dell'Emilia Romagna (a) ...........            2,093
       361   Benetton Group (a) ...............................            2,545
    19,676   Pirelli & C. (a) .................................            6,937
                                                                  --------------
                                                                          16,791
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
SGA INTERNATIONAL SMALL-MID CAP FUND                            OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             JAPAN -- 28.12%
       379   Aeon Delight (a) .................................   $        9,336
       206   Cawachi (a) ......................................            3,269
       575   Daiei * (a) ......................................            2,797
       481   Dowa Holdings (a) ................................            1,450
         1   Gourmet Navigator (a) ............................            1,977
     6,161   Haseko (a) .......................................            5,575
       450   Hitachi Construction Machinery (a) ...............            5,224
       206   Hitachi Software Engineering (a) .................            2,906
     6,577   Hokuhoku Financial Group (a) .....................           13,015
     1,588   Joyo Bank (a) ....................................            7,471
       688   Kamigumi (a) .....................................            5,473
       100   Konami (a) .......................................            1,809
       505   Makita (a) .......................................            9,157
       241   Mandom (a) .......................................            6,505
       447   Mikuni Coca-Cola Bottling (a) ....................            4,280
     4,147   Mitsubishi Materials (a) .........................            9,364
     3,438   Mitsui Mining (a) ................................            6,561
       300   Namco Bandai Holdings (a) ........................            3,085
     1,274   NGK Insulators (a) ...............................           13,233
     2,719   Nippon Soda (a) ..................................            7,734
       400   Nissan Chemical Industries (a) ...................            3,234
         2   Seven Bank (a) ...................................            5,760
       520   Shimizu (a) ......................................            2,552
       509   Showa Shell Sekiyu K.K. (a) ......................            4,158
       200   Stanley Electric (a) .............................            2,514
         1   Start Today (a) ..................................            1,956
       355   Sumitomo Heavy Industries (a) ....................            1,054
       138   Suzuken (a) ......................................            2,949
     2,544   Taisei (a) .......................................            5,863
     1,344   Toyo Engineering (a) .............................            3,863
       400   Unipres (a) ......................................            3,277
       756   Urban (b) ........................................                8
       448   Usen (a) .........................................              612
       327   Yaskawa Electric (a) .............................            1,435
         1   Zappallas (a) ....................................            2,388
                                                                  --------------
                                                                         161,844
                                                                  --------------
             LUXEMBOURG -- 2.08%
       665   SES (a) ..........................................           11,963
                                                                  --------------
             MEXICO -- 0.54%
       447   Grupo Bimbo, Class A .............................            2,145
       688   Promotora y Operadora de Infraestuctura * ........              989
                                                                  --------------
                                                                           3,134
                                                                  --------------
             NETHERLANDS -- 1.16%
       289   Randstad Holding (a) .............................            5,622
       138   TomTom * (a) .....................................            1,052
                                                                  --------------
                                                                           6,674
                                                                  --------------
             NEW ZEALAND -- 0.52%
     2,063   Air New Zealand (a) ..............................            1,103
       450   Contact Energy (a) ...............................            1,908
                                                                  --------------
                                                                           3,011
                                                                  --------------
             NORWAY -- 0.37%
       413   Cermaq (a) .......................................            1,623
       103   Petroleum Geo-Services * (a) .....................              513
                                                                  --------------
                                                                           2,136
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             PORTUGAL -- 1.44%
     1,490   Banif (a) ........................................   $        2,232
     1,375   Impresa SGPS * (a) ...............................            1,028
     2,370   Portucel Empresa Produtora de Pasta e Papel (a) ..            5,050
                                                                  --------------
                                                                           8,310
                                                                  --------------
             SINGAPORE -- 1.72%
     4,126   Golden Agri-Resources (a) ........................              551
     5,535   Neptune Orient Lines (a) .........................            4,675
       689   Singapore Petroleum (a) ..........................              983
     1,681   Singapore Press Holdings (a) .....................            3,672
                                                                  --------------
                                                                           9,881
                                                                  --------------
             SOUTH AFRICA -- 1.39%
     4,813   Metropolitan Holdings (a) ........................            4,940
     1,857   Sanlam (a) .......................................            3,048
                                                                  --------------
                                                                           7,988
                                                                  --------------
             SPAIN -- 1.48%
       244   Gestevision Telecinco (a) ........................            1,959
     2,046   Iberia Lineas Aereas de Espana (a) ...............            4,827
        89   Indra Sistemas (a) ...............................            1,729
       114   Martinsa-Fadesa * (b) ............................                1
                                                                  --------------
                                                                           8,516
                                                                  --------------
             SWEDEN -- 1.14%
       639   Boliden (a) ......................................            1,537
       825   Eniro (a) ........................................            1,912
       584   JM (a) ...........................................            3,131
                                                                  --------------
                                                                           6,580
                                                                  --------------
             SWITZERLAND -- 1.14%
        74   Actelion * (a) ...................................            3,909
        17   Swatch Group (a) .................................            2,653
                                                                  --------------
                                                                           6,562
                                                                  --------------
             TAIWAN -- 2.15%
     1,753   Acer, SP GDR .....................................           11,762
       101   Lite-On Technology, GDR ..........................              640
                                                                  --------------
                                                                          12,402
                                                                  --------------
             UNITED KINGDOM -- 14.75%
     1,306   Amlin (a) ........................................            6,686
       808   Britvic (a) ......................................            2,968
       629   BSS Group (a) ....................................            2,313
       935   Charter ..........................................            6,094
     2,750   Chaucer Holdings (a) .............................            2,570
     2,709   Collins Stewart (a) ..............................            1,911
       612   CSR * (a) ........................................            2,041
       664   Drax Group (a) ...................................            6,170
     1,764   Enterprise Inns (a) ..............................            2,778
     3,153   Hays (a) .........................................            3,461
     1,131   Helphire Group (a) ...............................            1,922
       973   IMI (a) ..........................................            4,324
       890   International Power (a) ..........................            3,184
       701   Investec (a) .....................................            2,662
     1,375   ITE Group (a) ....................................            1,875
     1,179   Ladbrokes (a) ....................................            3,005
     2,750   Northern Foods (a) ...............................            2,151

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
SGA INTERNATIONAL SMALL-MID CAP FUND                            OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS -- CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             UNITED KINGDOM (CONTINUED)
       557   Rexam (a) ........................................   $        3,356
       547   Sibir Energy * (a) ...............................            2,177
     5,520   Spice (a) ........................................            8,401
     7,907   Spirent Communications (a) .......................            6,917
     2,582   Sportingbet * (a) ................................            1,057
     1,693   Syndicate Asset Management * (a) .................              322
       392   Trinity Mirror (a) ...............................              220
       901   Tullett Prebon (a) ...............................            3,453
       753   Wood Group (John) (a) ............................            2,910
                                                                  --------------
                                                                          84,928
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $1,130,282) .............................          535,601
                                                                  --------------
INVESTMENT COMPANY -- 6.40%
    36,848   BlackRock Liquidity Funds
                TempCash Portfolio ............................           36,848
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $36,848) ................................           36,848
                                                                  --------------
TOTAL INVESTMENTS -- 99.45%
   (Cost$1,167,130)** .........................................          572,449
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- 0.55% .....................            3,185
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $      575,634
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $1,167,174.

Gross unrealized appreciation ....................   $   3,511
Gross unrealized depreciation ....................    (598,236)
                                                     ---------
Net unrealized depreciation ......................   $(594,725)
                                                     =========

(a) Securities with a total aggregate market value of $475,823 or 82.66% of the net assets, were valued under the fair value procedures established by the Funds' Board of Trustees.

(b) These securities have been determined by the Adviser to be illiquid securities. At October 31, 2008, these securities amounted to $9 or 0.00% of net assets.

ADR    American Depositary Receipt
GDR    Global Depositary Receipt
REIT   Real Estate Investment Trust
SGPS   Sociedade Gestora de Participacoes
SP GDR Sponsored Global Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
SMART PORTFOLIOS FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                     OCTOBER 31, 2008

                                       Bryce James, Shawn Bird, & John Rosenthal

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark from its inception on January 10, 2008 through October 31, 2008?

A. The Fund's investment model interprets the current market conditions and direction and readjusts its composition frequently, as required, to optimize expected risk-adjusted returns. With that in mind, the Fund significantly outperformed its benchmark. The following discussion assumes that the Fund's cash, which varies daily, was held constant at the model's target percentage. The International Equity component of the benchmark, with a 35% weight, was its worst-performing component. The Fund's underweighting in that sector--our average allocation to International investments was about 11%--aided our relative performance. The Domestic Equity component of the benchmark, also with a 35% weight, also posted significant declines during the period. Here, too, our underweighting in this segment--at approximately 23% on average--helped. The Fixed Income component of the benchmark, with a 30% weight, was its best-performing component. The Fund's average allocation to Cash and Fixed Income was approximately 58%, which again contributed to its relative out-performance. The Fund's Cash-plus-Fixed Income allocation, which was almost 90% short-term government securities on average, ranged from just under 35% to over 80% of the portfolio during the period, as the investment model read and adjusted for current conditions. Commodities and Real Estate averaged, respectively, about 3% and 5% of the Fund over the period. Commodities performed well over the period while Real Estate, especially in the second half, performed poorly.

Q. What were the best performing holdings for the Fund during the period? Which were the worst performing?

A. Every investment category except Fixed Income and Cash has shown negative performance. On a weighted basis, the worst has been Real Estate, then International, Domestic Equity, and Commodities. Of the Fund's holdings in Commodity ETFs, four of eight were in the plus column, with PowerShares DB Silver being the most positive (on an un-weighted basis) and PowerShares DB Agriculture the most negative. Of Domestic Equities, only Short QQQ PowerShares and Utilities Select Sector SPDR were positive contributors. The largest negative contributors were SPDR DJ Wilshire Small Cap Value and iShares S&P MidCap 400.

Q.   What were the some of the other worst performing holdings?

A. In the International category, there were no winners. iShares MSCI Canada Index was the greatest negative contributor, but on a weighted basis, BLDRS Developed Markets 100 ADR Index was weaker still and close behind on an absolute basis. Excluding iShares FTSE/Xinhua China 25 Index FXI, which was in the portfolio only for 18 days, the Emerging Markets ETFs outperformed the larger, more developed market funds, during the times that they were held by the Fund.

Q.   How was the portfolio positioned as of October 31, 2008?

A. The Fund had what could be considered a defensive 31% position in Cash and Fixed Income. By our analysis, the fact that this defensive position is not greater feels somewhat contrarian, as it was a more aggressive positioning than the Fund had had all year. Domestic Equities were slightly above the benchmark weighting, at about 27%. Global Equity, at 13%, were still below benchmark weight but higher than the average for the year and higher than at any time since mid-April. Real Estate was about 7% and Commodities around 4.5%, both of which are higher than average for the year. Reducing the Fund's defensive posture after so much risk has already been wrung out of the market seems to be a prudent step toward our goal of seeking to maximize Fund investors' risk-adjusted returns.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/SMART PORTFOLIOS FUND
GROWTH OF $10,000

                                     35% RUSSEL 3000 INDEX,
                       ASTON/SMART  35% MSCI WORLD EX US INDEX,                             BARCLAYS CAPITAL      MORNINGSTAR(R)
                       PORTFOLIOS    30% BARCLAYS CAPITAL U.S.    RUSSELL      MSCI WORLD     U.S AGGREGATE        CONSERVATIVE
                        - CLASS N      AGGREGATE BOND INDEX     3000 INDEX    EX US INDEX      BOND INDEX            CATEGORY
                       -----------    ---------------------     ----------    -----------   ----------------    -----------------
             1/10/08      10,000             10,000              10,000        10,000          10,000               10,000
              Jan-08       9,770              9,523               8,917         9,031          10,380                9,696
              Apr-08       9,990              9,770               9,019         9,635          10,408                9,799
              Jul-08       9,590              9,170               8,377         8,660          10,315                9,416
              Oct-08       8,302              7,141               6,340         5,471          10,031                8,329


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments in ETFs are subject to higher costs than investing directly in the underlying security. There are also certain investment limitations with fund of funds.

RETURNS FOR PERIOD ENDED 10/31/08

Total Return - Class N

Cumulative since Inception   (16.98)%

Inception Date 01/10/08

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
SMART PORTFOLIOS FUND                                           OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

CASH & NET OTHER ASSETS AND LIABILITIES   31%
DOMESTIC EQUITIES                         27%
FIXED INCOME                              21%
GLOBAL EQUITIES                           13%
REAL ESTATE                                5%
COMMODITIES                                3%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
EXCHANGE TRADED FUNDS -- 69.62%
             COMMODITIES -- 3.20%
     4,990   PowerShares DB Agriculture Fund ..................   $      128,243
     2,337   PowerShares DB Energy Fund .......................           65,787
                                                                  --------------
                                                                         194,030
                                                                  --------------
             DOMESTIC EQUITIES -- 27.09%
     3,214   iShares Morningstar Mid Growth Index Fund ........          186,508
     6,161   iShares Russell Midcap Value Index Fund ..........          185,816
     3,491   iShares S&P MidCap 400 Value Index Fund ..........          186,559
     3,609   Materials Select Sector SPDR Trust ...............           93,545
     1,376   Midcap SPDR Trust Series 1 .......................          142,278
     4,136   SPDR DJ Wilshire Small Cap Value .................          188,457
     2,960   Vanguard Health Care .............................          137,314
     5,086   Vanguard Industrials .............................          237,618
     3,027   Vanguard Small-Cap ...............................          141,089
     3,202   Vanguard Telecommunication Services ..............          145,019
                                                                  --------------
                                                                       1,644,203
                                                                  --------------
             FIXED INCOME -- 21.17%
     1,596   iShares iBoxx $ Investment Grade Corporate
                Bond Fund .....................................          139,889
    13,626   iShares Lehman 1-3 Year Treasury Bond Fund .......        1,145,402
                                                                  --------------
                                                                       1,285,291
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             GLOBAL EQUITIES -- 12.95%
     5,111   iShares MSCI Canada Index Fund ...................   $       98,029
     5,120   iShares MSCI EAFE Index Fund .....................          228,454
    12,745   PowerShares BLDRS Developed Markets 100 ADR Index
                Fund ..........................................          225,586
     4,640   SPDR DJ Global Titans ............................          234,320
                                                                  --------------
                                                                         786,389
                                                                  --------------
             REAL ESTATE -- 5.21%
     2,641   iShares Cohen & Steers Realty Majors Index Fund ..          136,302
     2,135   iShares Dow Jones U.S. Real Estate Index Fund ....           90,609
     1,985   SPDR DJ Wilshire REIT ............................           89,623
                                                                  --------------
                                                                         316,534
                                                                  --------------
             TOTAL EXCHANGE TRADED FUNDS
                (Cost $4,833,059) .............................        4,226,447
                                                                  --------------
INVESTMENT COMPANY -- 7.10%
   431,034   BlackRock Liquidity Funds TempCash Portfolio .....          431,034
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $431,034) ...............................          431,034
                                                                  --------------
TOTAL INVESTMENTS -- 76.72%
   (Cost $5,264,093)* .........................................        4,657,481
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- 23.28% ....................        1,412,942
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $    6,070,423
                                                                  ==============

----------
*    Aggregate cost for Federal income tax is $5,329,957.

Gross unrealized appreciation .................................   $        8,185
Gross unrealized depreciation .................................         (680,661)
                                                                  --------------
Net unrealized depreciation ...................................   $     (672,476)
                                                                  ==============

ADR  American Depositary Receipt
REIT Real Estate Investment Trust
SPDR Standard & Poor's Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
NEW CENTURY ABSOLUTE RETURN ETF FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2008

                                                                   Jim R. Porter

Q. What were the most significant factors affecting Fund performance from its inception on March 4, 2008 through October 31, 2008?

A. By way of background, the Fund uses a quantitative process based on patterns of price behavior and trading volumes to select exchange-traded funds (ETFs) across a wide variety of sectors and asset classes in constructing a diversified portfolio. An ETF seeks to track the performance of an index by holding all, or a sampling, of the securities of that index. The Fund may invest in many different areas of the market. Since its inception, the Fund significantly outpaced its benchmark as it sought out safety and stability. The Fund dramatically outpaced its benchmark, due primarily to its defensive positioning during a period of global financial market stress.

Q.   What were the best-performing holdings for the Fund during the period?

A. Our significant position in cash and cash-equivalents obviously held its value, generally making it a much better-performing position than any equity-related investments given the steep declines in global stock markets. We also benefited from some investments in inverse ETFs, which tended to perform comparatively well as equity markets sold off. Inverse ETFs are constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark. Investing in these ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. Additionally, occasional holdings in Fixed Income ETFs generally worked in our favor as they, too, outpaced sector-oriented and broad-based Equity ETFs. Elsewhere, holdings in Commodities and Currencies, which broadened our diversification, aided returns.

Q.   What were the weakest-performing holdings?

A. The weakest performing holdings were the Domestic and International Equity sectors and indexes. During the period, the portfolio had only Domestic Equities due to the relative weakness of the International Equities.

Q.   How was the portfolio positioned as of October 31, 2008?

A. Economic cycles favor different sectors and asset classes at different times, and active management of the Fund is designed to attempt to take advantage of that changing environment. As of the end of October, market leadership was hard to find, if it existed at all. Our choice is to move only when leadership reappears. We believe that the Fund's large cash position at period end puts us in the position of investing once new market leadership is born. Although that strategy may curb absolute returns over the short-term amid any market rallies, we are convinced that over the long haul this is a prudent strategy to follow until a positive trend is once again established. At the end of October, we also held some Fixed Income ETFs and a few broad-based equity indexes.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/NEW CENTURY ABSOLUTE RETURN
GROWTH OF $10,000

                      ASTON/NEW CENTURY   RUSSELL   MORNINGSTAR(R) MODERATE
                       ABSOLUTE RETURN      3000         ALLOCATION
                          - CLASS N        INDEX          CATEGORY
                      -----------------   -------   --------------------
             3/4/08         10,000         10,000          10,000
             Mar-08          9,960          9,941           9,898
             Apr-08         10,360         10,438          10,226
             Jul-08          9,950          9,695           9,656
             Oct-08          8,640          7,338           7,735


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Investments in ETFs are subject to higher costs than investing directly in the underlying security. There are also certain investment limitations with fund of funds.

RETURNS FOR PERIOD ENDED 10/31/08

Total Return - Class N

Cumulative since Inception   (13.60)%

Inception Date 03/04/08

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
NEW CENTURY ABSOLUTE RETURN ETF FUND                            OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

DOMESTIC EQUITIES                         61%
CASH & NET OTHER ASSETS AND LIABILITIES   23%
FIXED INCOME                              14%
REAL ESTATE                                2%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
EXCHANGE TRADED FUNDS -- 77.07%
             DOMESTIC EQUITIES -- 60.97%
    14,970   Consumer Staples Select Sector SPDR Fund .........   $      361,077
     2,840   Diamonds Trust Series I ..........................          265,540
    12,310   Health Care Select Sector SPDR Fund ..............          327,446
     5,080   IShares Dow Jones U.S. Financial Sector Index
                Fund ..........................................          274,066
     4,320   iShares Dow Jones U.S. Transportation Average
                Index Fund ....................................          301,450
     7,740   iShares Russell 1000 Growth Index Fund ...........          309,987
     6,100   iShares Russell 1000 Index Fund ..................          321,287
     4,980   iShares Russell 2000 Growth Index Fund ...........          275,842
     6,100   iShares Russell 2000 Index Fund ..................          326,228
     6,060   iShares Russell 3000 Index Fund ..................          338,633
     6,090   iShares Russell Midcap Growth Index Fund .........          205,172
     3,250   iShares Russell Midcap Index Fund ................          210,015
     4,670   iShares S&P MidCap 400 Growth Index Fund .........          274,129
     5,080   iShares S&P MidCap 400 Index Fund ................          289,306
     5,080   iShares S&P SmallCap 600 Index Fund ..............          243,129
     7,470   Materials Select Sector SPDR Trust ...............          193,622
     3,610   Midcap SPDR Trust Series 1 .......................          373,274
     5,600   Pharmaceutical HOLDRs Trust ......................          337,400
     9,200   PowerShares QQQ ..................................          302,588
    20,030   PowerShares Water Resources Portfolio ............          275,212
     3,700   Regional Bank HOLDRs Trust .......................          347,319
     6,880   SPDR S&P Biotech ETF .............................          369,318
    22,680   SPDR S&P Homebuilders ETF ........................          318,427

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             DOMESTIC EQUITIES (CONTINUED)
    11,310   SPDR S&P Retail ETF ..............................   $      261,374
     3,411   SPDR Trust Series 1 ..............................          330,287
    21,050   Technology Select Sector SPDR Fund ...............          350,483
     7,130   Vanguard Growth ETF ..............................          305,948
     6,290   Vanguard Small-Cap ETF ...........................          293,177
                                                                  --------------
                                                                       8,381,736
                                                                  --------------
             FIXED INCOME -- 14.12%
     4,560   iShares Lehman 20+ Year Treasury Bond Fund .......          423,122
     3,310   iShares Lehman 7-10 Year Treasury Bond Fund ......          290,916
     2,970   iShares Lehman Aggregate Bond Fund ...............          285,655
     2,840   iShares Lehman U.S. Treasury Inflation Protected
                Securities Fund ...............................          261,564
     8,830   SPDR Lehman 1-3 Month T-Bill ETF .................          405,297
     3,890   Vanguard Intermediate-Term Bond ETF ..............          275,295
                                                                  --------------
                                                                       1,941,849
                                                                  --------------
             REAL ESTATE -- 1.98%
     6,550   Vanguard REIT ETF ................................          271,891
                                                                  --------------
             TOTAL EXCHANGE TRADED FUNDS
                (Cost $12,194,086) ............................       10,595,476
                                                                  --------------
INVESTMENT COMPANY -- 36.43%
 5,007,958   BlackRock Liquidity Funds TempCash Portfolio .....        5,007,958
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $5,007,958) .............................        5,007,958
                                                                  --------------
TOTAL INVESTMENTS -- 113.50%
   (Cost $17,202,044)* ........................................       15,603,434
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- (13.50)% ..................       (1,855,455)
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $   13,747,979
                                                                  ==============

----------
*    Aggregate cost for Federal income tax purposes is $17,212,747.

Gross unrealized appreciation .............   $            0
Gross unrealized depreciation .............       (1,609,313)
                                              --------------
Net unrealized depreciation ...............   $   (1,609,313)
                                              ==============

ETF  Exchange Traded Fund
REIT Real Estate Investment Trust
SPDR Standard & Poor's Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MB ENHANCED EQUITY INCOME FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

                                             Ronald L. Altman & Paul F. Pfeiffer

Q. What were the most significant factors affecting Fund performance from its inception on January 15, 2008 through October 31, 2008?

A. Against the backdrop of severe declines in stock prices, the Fund was helped by our primary emphasis on generating income. In particular, our relative return was bolstered by our focus on dividend-paying stocks because our dividend-yield was slightly higher than the average of the S&P 500 Index. In addition, our strategy of writing covered call options on a substantial portion of the underlying portfolio worked to our advantage. The Fund received premiums for writing those call options, which helped to offset the declines in the prices of the underlying stocks. Furthermore, extreme market volatility presented us with even more opportunities to generate income for the Fund in that we often were able to repurchase at a profit, options we had previously written. We then wrote new calls on the same stocks, allowing us to collect even more premiums. This opportunistic approach proved quite beneficial to the Fund's performance.

Q.   What were the best-performing holdings for the Fund during the period?

A. As a function of our investment philosophy and the belief that excesses eventually correct themselves, we began to increase the Fund's stake in Financials in the summer. That move generally worked to our advantage, with well-timed purchases in Wells Fargo and Merrill Lynch--subsequently acquired by Bank of America--boosting our relative performance. Importantly, we "rolled" forward a number of calls that we had written on Financials. That allowed us to capture incremental cash and extend the strike price--the underlying stock price at which we would be forced to surrender the stock should the buyer of the call so desire--upward. As a result, the Fund was able to participate significantly when financial stocks advanced. Railroad companies Norfolk Southern and Burlington Northern Santa Fe also performed comparatively well. They were powered by their ability to increase prices, which helped to offset dramatic rises in their fuel costs. This pricing power was a function of the cost advantage over trucking the same products that the rail companies carried. Holdings in consumer goods company Procter & Gamble also fared well, buoyed in part by strong investor demand for Consumer Staples companies that historically have been considered a "defensive" haven.

Q.   What were the weakest-performing holdings?

A. The Financial sector also was the source of some of our biggest disappointments during the period, with Citigroup and Wachovia being among our five biggest detractors. Industrial conglomerate General Electric also fared poorly, in response to worries about its financial business units. Concerns about the severity of the slowing global economy and troubled housing market weighed on Caterpillar, which resulted in its stock price declining. The stock price of Corning declined as well as the demand for flat screen televisions slumped.

Q.   How was the portfolio positioned as of October 31, 2008?

A. Although economic uncertainties remain an area of concern for both the Financial sector and the broader equity market, we remain fully invested. Once the equity market regains its footing, the uplift could be just as dramatic as was the recent downdraft. Those who wait for convincing evidence that a bear market is over often miss a fairly dramatic rally. Additionally, our Fund remains focused on companies that we believe have the ability to ride out current problems in the economy and emerge strong and better-positioned once the overall environment improves. At the same time, we continue to sell out-of-the money call options to hedge our positions, a strategy that served the Fund well during the past 12 months.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/MB ENHANCED EQUITY INCOME
GROWTH OF $10,000

                                                   50% S&P, 50%
                           ASTON/MB ENHANCED       SALOMON BROAD   S&P 500    SALOMON BROAD   MORNINGSTAR(R) LONG
                        EQUITY INCOME - CLASS N   INV GRADE BOND    INDEX    INV GRADE BOND     -SHORT CATEGORY
                        -----------------------   --------------   -------   --------------   -------------------
             01/15/08           10,000                10,000        10,000       10,000            10,000
               Jan-08           10,510                 9,797         9,400                          9,601
               Apr-08           10,596                 9,911         9,497       10,443             9,559
               Jul-08            9,804                 9,474         8,735       10,354             9,326
               Oct-08            8,210                 8,243         6,717       10,112             8,680


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Mid-Cap Stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Investing in covered call options involves the risk of a lack of liquidity and can be negatively impacted by market price fluctuations.

RETURNS FOR PERIOD ENDED 10/31/08

Total Return - Class N

Cumulative since Inception   (17.91)%

Inception Date 01/15/08

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
MB ENHANCED EQUITY INCOME FUND                                  OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

OTHER COMMON STOCKES AND CASH & NET OTHER ASSETS AND LIABILITIES    1%
CONSUMER DISCRETIONARY                                             12%
CONSUMER STAPLES                                                   18%
FINANCIALS                                                         17%
INDUSTRIALS                                                        15%
INFORMATION TECHNOLOGY                                             19%
MATERIALS                                                           9%
TELECOMMUNICATIONS                                                  6%
HEALTH CARE                                                         3%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 101.29%
             CONSUMER DISCRETIONARY -- 11.53%
    14,000   Carnival (a) .....................................   $      355,600
    20,000   Home Depot (a) ...................................          471,800
    11,500   Kohl's * (a) .....................................          403,995
    22,000   Staples (a) ......................................          427,460
                                                                  --------------
                                                                       1,658,855
                                                                  --------------
             CONSUMER STAPLES -- 17.94%
    19,000   Archer-Daniels-Midland (a) .......................          393,870
     9,500   Coca-Cola (a) ....................................          418,570
     7,800   Kimberly-Clark (a) ...............................          478,062
     7,000   Procter & Gamble (a) .............................          451,780
    16,500   Sysco (a) ........................................          432,300
    16,000   Walgreen .........................................          407,360
                                                                  --------------
                                                                       2,581,942
                                                                  --------------
             ENERGY -- 2.52%
     3,500   ConocoPhillips (a) ...............................          182,070
     3,500   Schlumberger (a) .................................          180,775
                                                                  --------------
                                                                         362,845
                                                                  --------------
             FINANCIALS -- 17.12%
    10,500   American Express .................................          288,750
     8,000   Bank of America (a) ..............................          193,360
    26,000   Citigroup ........................................          354,900
    18,000   Comerica (a) .....................................          496,620
     6,000   Merrill Lynch (a) ................................          111,540
    12,000   SunTrust Banks (a) ...............................          481,680
    20,000   Wachovia (a) .....................................          128,200
    12,000   Wells Fargo (a) ..................................          408,600
                                                                  --------------
                                                                       2,463,650
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             HEALTH CARE -- 3.11%
     7,300   Johnson & Johnson (a) ............................   $      447,782
                                                                  --------------
             INDUSTRIALS -- 15.06%
     7,000   3M (a) ...........................................          450,100
     5,000   Burlington Northern Santa Fe (a) .................          445,300
    11,000   Caterpillar (a) ..................................          419,870
    22,000   General Electric (a) .............................          429,220
     8,000   United Parcel Service, Class B (a) ...............          422,240
                                                                  --------------
                                                                       2,166,730
                                                                  --------------
             INFORMATION TECHNOLOGY -- 19.27%
    12,000   Automatic Data Processing (a) ....................          419,400
    23,000   Cisco Systems * ..................................          408,710
    29,000   Corning (a) ......................................          314,070
    30,000   EMC * (a) ........................................          353,400
    28,000   Intel ............................................          448,000
    19,000   Microsoft (a) ....................................          424,270
    22,000   Xilinx (a) .......................................          405,240
                                                                  --------------
                                                                       2,773,090
                                                                  --------------
             MATERIALS -- 8.79%
    16,000   Dow Chemical (a) .................................          426,720
    13,000   duPont (E. I.) de Nemours ........................          416,000
     8,500   PPG Industries (a) ...............................          421,430
                                                                  --------------
                                                                       1,264,150
                                                                  --------------
             TELECOMMUNICATION SERVICES -- 5.95%
    17,000   AT&T (a) .........................................          455,090
    13,500   Verizon Communications (a) .......................          400,545
                                                                  --------------
                                                                         855,635
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $19,123,307) ............................       14,574,679
                                                                  --------------
INVESTMENT COMPANY -- 5.27%
   758,752   BlackRock Liquidity Funds TempCash Portfolio .....          758,752
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $758,752) ...............................          758,752
                                                                  --------------
TOTAL INVESTMENTS -- 106.56%
   (Cost $19,882,059)** .......................................       15,333,431
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- (6.56)% ...................         (944,472)
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $   14,388,959
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $19,973,009.

Gross unrealized appreciation ...   $    58,748
Gross unrealized depreciation ...    (4,698,326)
                                    -----------
Net unrealized depreciation .....   $(4,639,578)
                                    ===========

(a)  These securities are pledged as collateral for call options written.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MB ENHANCED EQUITY INCOME FUND                                  OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS -- CONTINUED

Transactions in written call options for the period ended October 31, 2008 were as follows:

                                 NUMBER OF
                                 CONTRACTS     PREMIUM
                                 ---------   -----------
BEGINNING OF PERIOD (1)                --    $        --
CALL OPTIONS WRITTEN               20,256      3,782,856
CALL OPTIONS CLOSED OR EXPIRED    (16,253)    (3,077,238)
                                  -------    -----------
OUTSTANDING, OCTOBER 31, 2008       4,003    $   705,618
                                  =======    ===========

(1)  Operations commenced on January 15, 2008.

Premiums received and value of written call options outstanding as of October 31, 2008 were as follows:

NUMBER OF                                                     PREMIUM    MARKET
CONTRACTS   DESCRIPTION                                      RECEIVED     VALUE
---------   ----------------------------------------------   --------   --------
            3M
       37   Strike @ $70 Exp 04/09 .......................   $  7,955   $ 16,280
       33   Strike @ $80 Exp 04/09 .......................      6,996      5,280
            Archer-Daniels-Midland
      190   Strike @ $25 Exp 03/09 .......................     40,760     41,800
            AT&T
      170   Strike @ $33 Exp 04/09 .......................     15,385     24,650
            Automatic Data Processing - Calls
      110   Strike @ $42.5 Exp 05/09 .....................     11,190     13,750
            Bank of America
       80   Strike @ $30 Exp 05/09 .......................     12,960     16,080
            Burlington Northern Santa Fe
       17   Strike A $95 Exp 04/09 .......................     11,849     13,940
       29   Strike @ $105 Exp 04/09 ......................     14,993     12,180
        4   Strike @ $100 Exp 04/09 ......................      1,828      2,280
            Carnival
      140   Strike @ $25 Exp 04/09 .......................     54,179     62,300
            Caterpillar
       45   Strike @ $50 Exp 05/09 .......................      9,315      9,000
            Coca-Cola
       95   Strike @ $55 Exp 05/09 .......................     18,396     15,200
            Comerica
      180   Strike @ $35 Exp 04/09 .......................     38,610     48,600
            ConocoPhillps
       35   Strike @ $65 Exp 05/09 .......................     10,920     13,300
            Corning
      120   Strike @ $15 Exp 05/09 .......................     11,220     10,800
            Dow Chemical
      160   Strike @ $30 Exp 01/09 .......................     15,520     18,400
            EMC
      300   Strike @ $15 Exp 04/09 .......................     22,662     28,200
            General Electric
      220   Strike @ $24 Exp 03/09 .......................     17,930     24,200
            Home Depot
      107   Strike @ $27.5 Exp 01/09 .....................      9,469     13,375
       93   Strike @ $30 Exp 05/09 .......................      8,827     14,694

NUMBER OF                                                     PREMIUM    MARKET
CONTRACTS   DESCRIPTION                                      RECEIVED     VALUE
---------   ----------------------------------------------   --------   --------
            Johnson & Johnson
       22   Strike @ $70 Exp 01/09 .......................   $  5,124   $  2,090
       48   Strike @ $70 Exp 04/09 .......................     12,816      9,120
            Kimberly-Clark
       73   Strike @ $55 Exp 01/09 .......................     22,447     61,685
        5   Strike @ $60 Exp 01/09 .......................        860      2,550
            Kohls
      115   Strike @ $40 Exp 04/09 .......................     21,505     62,100
            Merrill Lynch
       60   Strike @ $25 Exp 04/09 .......................      5,370      9,660
            Microsoft
       10   Strike @ $31 Exp 04/09 .......................      1,220        370
      180   Strike @ $30 Exp 04/09 .......................     19,747      9,180
            PPG Industries
        3   Strike @ $65 Exp 11/08 .......................      1,281         22
       37   Strike @ $65 Exp 01/09 .......................      5,439      2,405
            Procter & Gamble
       70   Strike @ $70 Exp 01/09 .......................     15,951     14,700
            Schlumberger
       35   Strike @ $90 Exp 05/09 .......................     23,450      2,450
            Staples
      220   Strike @ $25 Exp 03/09 .......................     21,991     24,200
            Suntrust Banks
       95   Strike @ $50 Exp 04/09 .......................     79,895     45,600
       25   Strike @ $55 Exp 04/09 .......................      6,175      8,500
            Sysco
      102   Strike @ $30 Exp 02/09 .......................     17,799     12,240
       63   Strike @ $30 Exp 05/09 .......................      5,575     10,710
            United Parcel Service, Class B
       10   Strike @ $70 Exp 04/09 .......................      2,770        700
            Verizon Communications
      135   Strike @ $35 Exp 04/09 .......................     13,770     25,650
            Wachovia
      200   Strike @ $7.5 Exp 04/09 ......................     11,700     12,000
            Wells Fargo
       20   Strike @ $36 Exp 01/09 .......................      7,940      5,900
      100   Strike @ $31 Exp 04/09 .......................     33,700     75,000
            Xilinx
      124   Strike @ $25 Exp 03/09 .......................     20,088      6,820
       86   Strike @ $22.5 Exp 03/09 .....................      8,041      8,600
                                                             --------   --------
            TOTAL WRITTEN CALL OPTIONS ...................   $705,618   $816,561
                                                             ========   ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FORTIS REAL ESTATE FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

                                          Nancy J. Holland, CPA & Joseph Pavnica

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the pas 12 months?

A. Real estate stocks--like the broader equity market--suffered from the effects of an unprecedented credit crisis and liquidity squeeze in the midst of an economic downturn that appears as though it may be more severe and longer-lasting than any we may have experienced in some time. The Fund's underperformance of the benchmark was a combination of sector allocation and stock selection factors. Specifically, our underweight to Health Care detracted because it performed reasonably well during the period. Our overweighting to the Office sector during a large portion of the year also hurt. This sector highly leveraged to the economy, and while we certainly anticipated an economic slowdown, the extent of the current slowdown and concurrent credit market collapse, especially its effect on the financial services industry, was not anticipated.

Q.   What were the best-performing holdings for the Fund during the period?

A. Among individual stocks, bright spots included Public Storage, Essex Property Trust and Simon Property Group. Public Storage benefited from operating fundamentals that have held up very well, as well as from a pristine balance sheet. Essex, an apartment Real Estate Investment Trust ("REIT"), was helped by strong operating fundamentals especially in a few of their very key core markets (Northern California and Seattle). Mall company Simon was bolstered by a very high quality portfolio with strong operating metrics, and a very strong management team and balance sheet. The company has proven to be a disciplined investor, not chasing acquisitions in a very low cap rate environment.

Q.   What were the weakest-performing holdings?

A. Detracted from performance were ProLogis Trust, General Growth Properties and SL Green Realty. ProLogis Trust is global industrial property owner whose share price suffered dramatically following the expectations of much reduced merchant building activity and earnings. While we underweighted the name before even more share price carnage was realized, performance still suffered while we did own it. General Growth Properties, owner of one of the finest mall portfolios in the world, became caught in the credit squeeze. With higher-than-average leverage to begin with, investors began avoiding the name on concerns that upcoming loan expirations could not be refinanced. The ensuing downward spiral in share price has left the company in dire shape, with little or no hope of raising equity of any sort, at least not at egregious pricing. SL Green Realty is a Mid-Town Manhattan focused office landlord. While the company has a very respected management team, a very good quality portfolio and in-place rental rates that are well below market, its exposure to financial services jobs in a market flush with them, has been a huge negative for the stock.

Q.   How was the portfolio positioned as of October 31, 2008?

A. In terms of sectors, we are overweight in the Mall, Net Lease and Apartments segments and are underweight in Shopping Centers. Regardless of our sector weightings, we continue to emphasize certain characteristics with respect to the individual stocks we hold. Specifically, we have concentrated on companies with strong balance sheets, access to debt and limited near-term (next two years) loan expirations.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                              (PERFORMANCE GRAPH)

ASTON/ABN AMRO REAL ESTATE FUND - CLASS N
GROWTH OF $10,000 CHARTS

                                                          MORNINGSTAR(R)
             ASTON REAL ESTATE        MSCI US REIT    SPECIALTY-REAL ESTATE
            FUND - CLASS N SHARES     EQUITY INDEX          CATEGORY
         --------------------------   ------------    ---------------------
Dec-97             10,000                10,000              10,000
Dec-98              8,721                 8,310               8,395
Dec-99              8,431                 7,932               8,192
Dec-00             10,856                10,059              10,407
Oct-01             10,806                10,453              10,616
Oct-02             11,522                11,152              11,346
Oct-03             15,406                14,937              15,173
Oct-04             20,141                19,344              19,574
Oct-05             23,777                22,756              22,994
Oct-06             33,096                31,351              31,163
Oct-07             32,629                31,260              32,020
Oct-08             18,352                18,612              18,645


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying property and defaults by borrowers.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year    (43.76)%
Five Year     3.56%
Ten Year      7.86%

Inception Date 12/30/97

Average Annual Total Returns - Class I

One Year          (43.58)%
Five Year            N/A
Since Inception    (8.48)%

Inception Date 09/20/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
FORTIS REAL ESTATE FUND                                         OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

FOREIGN COMMON STOCK, CASH & OTHER NET ASSETS AND LIABILITIES    5%
RETAIL                                                          28%
RESIDENTIAL                                                     18%
OFFICE PROPERTIES                                               14%
HEALTH CARE                                                     13%
DIVERSIFIED                                                      8%
STORAGE                                                          7%
INDUSTRIAL                                                       4%
HOTELS                                                           3%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS -- 94.86%
             DIVERSIFIED -- 7.99%
    27,100   Digital Realty Trust .............................   $      907,308
    19,408   Entertainment Properties Trust ...................          726,830
    10,200   Vornado Realty Trust .............................          719,610
                                                                  --------------
                                                                       2,353,748
                                                                  --------------
             HEALTHCARE -- 13.42%
    72,200   HCP ..............................................        2,160,946
    49,650   Ventas ...........................................        1,790,379
                                                                  --------------
                                                                       3,951,325
                                                                  --------------
             HOTELS -- 3.41%
    97,100   Host Hotels & Resorts ............................        1,004,014
                                                                  --------------
             INDUSTRIAL -- 3.73%
    17,972   EastGroup Properties .............................          601,702
    35,400   ProLogis Trust ...................................          495,600
                                                                  --------------
                                                                       1,097,302
                                                                  --------------
             OFFICE PROPERTIES -- 14.08%
    26,700   Boston Properties ................................        1,892,496
    15,300   Douglas Emmett ...................................          231,030
    24,700   Kilroy Realty ....................................          794,105
    54,100   Mack-Cali Realty .................................        1,229,152
                                                                  --------------
                                                                       4,146,783
                                                                  --------------
             RESIDENTIAL -- 17.51%
     9,424   AvalonBay Communities ............................          669,292
    60,200   Equity Residential Properties Trust ..............        2,102,786
    13,200   Essex Property Trust .............................        1,284,360
    55,593   UDR ..............................................        1,098,518
                                                                  --------------
                                                                       5,154,956
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             RETAIL -- 28.13%
    22,000   Federal Realty Investment Trust ..................   $    1,347,940
    20,200   Kimco Realty .....................................          456,116
    59,900   National Retail Properties .......................        1,068,017
    14,100   Regency Centers ..................................          556,386
    54,000   Simon Property Group .............................        3,619,620
    37,100   Taubman Centers ..................................        1,232,462
                                                                  --------------
                                                                       8,280,541
                                                                  --------------
             STORAGE -- 6.59%
    23,800   Public Storage ...................................        1,939,700
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $38,561,513) ............................       27,928,369
                                                                  --------------
FOREIGN COMMON STOCK-- 1.54%
             CANADA -- 1.54%
    21,100   Boardwalk Real Estate Investment Trust ...........          453,406
                                                                  --------------
             TOTAL FOREIGN COMMON STOCK
                (Cost $751,248) ...............................          453,406
                                                                  --------------
INVESTMENT COMPANY -- 4.55%
 1,339,568   BlackRock Liquidity Funds
                TempCash Portfolio ............................        1,339,568
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $1,339,568) .............................        1,339,568
                                                                  --------------
TOTAL INVESTMENTS -- 100.95%
   (Cost $40,652,329)* ........................................       29,721,343
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES -- (0.95)% ...................         (280,468)
                                                                  --------------
NET ASSETS -- 100.00% .........................................   $   29,440,875
                                                                  ==============

----------
*    Aggregate cost for Federal income tax purposes is $42,452,376.

Gross unrealized appreciation...   $         --
Gross unrealized depreciation...    (12,731,033)
                                   ------------
Net unrealized depreciation.....   $(12,731,033)
                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL BALANCED FUND

PORTFOLIO MANAGER COMMENTARY (UNAUDITED)                        OCTOBER 31, 2008

                                                   Ronald E. Canakaris, CFA, CIC

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Equity markets declined sharply during the year and although the Fund's absolute returns suffered as a result, our performance held up better than our benchmarks. Much of that outperformance can be attributed to our balanced approach of investing in companies that could perform well as the economy slowed as well as companies poised to benefit from longer-term, or secular trends. In particular, substantial overweight positions in Consumer Staples and Health Care stocks--two of the market's best-performing groups--significantly aided performance. Similarly, underweight positions in Financials and Consumer Discretionary stocks--two sectors that lagged--worked to our advantage. Stock selection across many industry sectors also was positive, particularly among Consumer Discretionary companies. In contrast, stock selection among Technology stocks detracted from our relative results. The bond portion of the portfolio detracted from returns as we typically overweighted Corporate Bonds to capture their long-term historic outperformance versus Treasuries.

Q.   What were the best-performing holdings for the Fund during the period?

A. Fast-food chain McDonald's was one of our best performers as it grew faster than rivals and posted financial results that surpassed Wall Street estimates. Our holdings in NIKE fared comparatively well, thanks to better-than-expected earnings that were bolstered by stronger sales worldwide. Healthcare companies Gilead Sciences and Abbott Laboratories also contributed to the Fund's outperformance as investors increasingly gravitated toward the sector due to its reputation for providing safe haven in difficult economic environments. Biotech company Gilead also was helped by strong sales of its HIV drugs while Abbott was propelled by its arthritis medicine and new drug-coated stent. Warehouse chain Costco held up better than most retailers as consumers purchased bulk items in an attempt to save money.

Q.   What were the weakest-performing holdings?

A. The deteriorating environment for consumer spending weighed on Apple and Research in Motion, the maker of the Blackberry and other communications devices. Likewise, rapidly declining demand for personal computers hurt our holdings in Hewlett-Packard. Our stake in QUALCOMM worked against us as well. We also lost ground holding Schlumberger and Halliburton in response to declining oil prices and growing worries that exploration and production would be curtailed.

Q.   How was the portfolio positioned as of October 31, 2008?

A. We continued to maintain a balance between companies that we believe can outperform during challenging economic conditions and those that can benefit from longer-term, secular trends. We believe that we are in the later phases of a bear market and still in the early stages of a major rotation into large capitalization growth stocks. The S&P 500 Index has declined more than 45% peak to trough during the past year, suggesting a good amount of economic and corporate profit weakness already has been discounted by investors and that stock market valuations are quite reasonable. Most importantly, the outlook remains--in our view--very good for high-quality large-capitalization growth stocks, which could mitigate the overall stock market's risk and contribute to its upside potential. In the bond portion of the portfolio, we remained overweight in high-quality Corporate Bonds, a larger-than-benchmark positions in AAA rated mortgage pass-through securities and floating rates notes, all of which we believe offer attractive valuations.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/MONTAG & CALDWELL BALANCED FUND - CLASS N
GROWTH OF $10,000



                      ASTON/MONTAG    60% S&P 500 INDEX/40%   MORNINGSTAR(R)
                       & CALDWELL        BARCLAYS CAPITAL        MODERATE                  BARCLAYS CAPITAL U.S.
                    BALANCED FUND -   U.S GOVERNMENT CREDIT     ALLOCATION     S&P 500       GOVERNMENT CREDIT
                     CLASS N SHARES         BOND INDEX           CATEGORY       INDEX           BOND INDEX
                    ---------------   ---------------------   --------------   --------    ---------------------
           Nov-94        10,000              10,000              10,000         10,000           10,000
           Oct-95        12,375              12,227              11,823         12,641           11,616
           Oct-96        14,895              14,228              13,633         15,685           12,242
           Oct-97        18,509              17,436              16,401         20,720           13,321
           Oct-98        21,185              20,550              17,872         25,276           14,690
           Oct-99        24,962              23,554              20,111         31,759           14,593
           Oct-00        25,472              25,154              22,010         33,690           15,634
           Oct-01        23,857              22,563              19,837         25,305           18,029
           Oct-02        21,849              21,054              18,181         21,484           19,018
           Oct-03        23,332              24,237              21,124         25,950           20,192
           Oct-04        24,067              26,156              22,742         28,392           21,316
           Oct-05        25,334              27,629              24,482         30,868           21,493
           Oct-06        26,995              30,853              27,408         35,909           22,542
           Oct-07        31,753              34,219              30,768         41,134           23,753
           Oct-08        25,128              26,215              21,882         26,293           23,501


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year    (20.87)%
Five Year     1.49%
Ten Year      1.72%

Inception Date 11/02/94

Average Annual Total Returns - Class I

One Year          (20.71)%
Five Year           1.72%
Since Inception     0.97%

Inception Date 12/31/98

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

Cash & Net Other Assets and Liabilities    2%
Common Stocks                             63%
U.S Government and Agency Obligations     16%
Corporate Notes and Bonds                 19%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS - 62.94%
             CONSUMER DISCRETIONARY - 5.35%
     5,500   Johnson Controls .................................   $       97,515
     9,200   McDonald's .......................................          532,956
     5,300   NIKE, Class B ....................................          305,439
                                                                  --------------
                                                                         935,910
                                                                  --------------
             CONSUMER STAPLES - 17.55%
    10,700   Coca-Cola ........................................          471,442
     3,750   Colgate-Palmolive ................................          235,350
     5,400   Costco Wholesale .................................          307,854
    15,600   CVS Caremark .....................................          478,140
     8,270   PepsiCo ..........................................          471,473
     8,265   Procter & Gamble .................................          533,423
    10,300   Wal-Mart Stores ..................................          574,843
                                                                  --------------
                                                                       3,072,525
                                                                  --------------
             ENERGY - 7.52%
     8,800   Cameron International * ..........................          213,488
     3,200   Devon Energy .....................................          258,752
    11,200   Halliburton ......................................          221,648
     4,500   Occidental Petroleum .............................          249,930
     7,200   Schlumberger .....................................          371,880
                                                                  --------------
                                                                       1,315,698
                                                                  --------------
             FINANCIALS - 3.74%
    20,700   Charles Schwab ...................................          395,784
     7,600   Wells Fargo ......................................          258,780
                                                                  --------------
                                                                         654,564
                                                                  --------------
             HEALTH CARE - 10.75%
     9,600   Abbott Laboratories ..............................          529,440
     5,700   Allergan .........................................          226,119
     9,200   Gilead Sciences * ................................          421,820
    23,500   Schering-Plough ..................................          340,515
     6,800   Stryker ..........................................          363,528
                                                                  --------------
                                                                       1,881,422
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             INDUSTRIALS - 3.33%
     9,300   Emerson Electric .................................   $      304,389
     7,000   Fluor ............................................          279,510
                                                                  --------------
                                                                         583,899
                                                                  --------------
             INFORMATION TECHNOLOGY - 14.70%
     4,400   Apple * ..........................................          473,396
     5,400   Electronic Arts * ................................          123,012
     1,388   Google, Class A * ................................          498,792
    11,200   Hewlett-Packard ..................................          428,736
    18,300   Juniper Networks * ...............................          342,942
    14,500   QUALCOMM .........................................          554,770
     3,000   Research In Motion * .............................          151,290
                                                                  --------------
                                                                       2,572,938
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $12,825,752) ............................       11,016,956
                                                                  --------------

 PAR VALUE
----------
CORPORATE NOTES AND BONDS - 19.11%
             CONSUMER STAPLES - 1.58%
$  275,000   Wal-Mart Stores
                4.125%, 07/01/10 ..............................          276,183
                                                                  --------------
             ENERGY - 1.59%
   275,000   Conoco Funding
                6.350%, 10/15/11 ..............................          277,502
                                                                  --------------
             FINANCIALS - 7.89%
   250,000   American Express
                Senior Unsubordinated
                7.000%, 03/19/18 ..............................          192,883
   250,000   Bank of America
                5.375%, 08/15/11 ..............................          242,137
   300,000   Citigroup
                5.125%, 05/05/14 ..............................          256,469
   275,000   General Electric Capital, MTN, Series A
                5.875%, 02/15/12 ..............................          262,088
   275,000   Goldman Sachs Group
                5.150%, 01/15/14 ..............................          231,295
   200,000   Wells Fargo
                4.200%, 01/15/10 ..............................          197,100
                                                                  --------------
                                                                       1,381,972
                                                                  --------------
             HEALTH CARE - 1.31%
   250,000   Abbott Laboratories
                4.350%, 03/15/14 ..............................          229,432
                                                                  --------------
             INDUSTRIAL - 1.41%
   250,000   3M
                4.375%, 08/15/13 ..............................          246,614
                                                                  --------------
             INFORMATION TECHNOLOGY - 2.92%
   250,000   Cisco Systems
                5.500%, 02/22/16 ..............................          232,074
   300,000   Hewlett-Packard
                4.500%, 03/01/13 ..............................          279,335
                                                                  --------------
                                                                         511,409
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
 PAR VALUE                                                             VALUE
----------                                                        --------------
             TELECOMMUNICATION SERVICES - 2.41%
$  200,000   BellSouth Capital Funding
                7.750%, 02/15/10 ..............................   $      203,042
   250,000   Verizon Communications
                5.550%, 02/15/16 ..............................          218,443
                                                                  --------------
                                                                         421,485
                                                                  --------------
             TOTAL CORPORATE NOTES AND BONDS
                (Cost $3,644,295) .............................        3,344,597
                                                                  --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.74%
             FEDERAL HOME LOAN MORTGAGE - 2.33%
   100,000   6.625%, 09/15/09 .................................          103,197
   300,000   4.500%, 01/15/13 .................................          304,224
                                                                  --------------
                                                                         407,421
                                                                  --------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.83%
   275,000   6.000%, 05/15/11 .................................          292,114
   200,000   4.375%, 09/15/12 .................................          203,037
                                                                  --------------
                                                                         495,151
                                                                  --------------
             U.S. TREASURY BONDS - 6.23%
   200,000   8.125%, 08/15/19 .................................          258,047
   100,000   8.000%, 11/15/21 .................................          130,063
   200,000   6.880%, 08/15/25 .................................          249,172
   175,000   6.125%, 08/15/29 .................................          207,621
   225,000   5.380%, 02/15/31 .................................          246,252
                                                                  --------------
                                                                       1,091,155
                                                                  --------------
             U.S. TREASURY NOTES - 4.35%
   225,000   4.000%, 02/15/15 .................................          235,195
   275,000   4.500%, 02/15/16 .................................          290,104
   225,000   4.625%, 02/15/17 .................................          236,583
                                                                  --------------
                                                                         761,882
                                                                  --------------
             TOTAL U.S. GOVERNMENT
                AND AGENCY OBLIGATIONS
                (Cost $2,681,236) .............................        2,755,609
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
INVESTMENT COMPANY - 1.84%
   323,056   BlackRock Liquidity Funds
                TempCash Portfolio ............................   $      323,056
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $323,056) ...............................          323,056
                                                                  --------------
TOTAL INVESTMENTS - 99.63%
   (Cost $19,474,339) ** ......................................       17,440,218
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 0.37% ......................           64,383
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   17,504,601
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $19,924,900.

Gross unrealized appreciation...   $    16,982
Gross unrealized depreciation...    (2,501,664)
                                   -----------
Net unrealized depreciation.....   $(2,484,682)
                                   ===========

MTN Medium Term Note

PORTFOLIO COMPOSITION
Common Stocks .........................................    63%
Investment Company ....................................     2%
U.S. Government Obligations ...........................    11%
U.S. Government Agency Obligations ....................     5%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
   Aaa ................................................     1%
   Aa .................................................     9%
   A ..................................................     9%
                                                          ---
                                                          100%
                                                          ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BALANCED FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

                        Robert E. Canakaris, CFA, CIC, Tere Alvarez Canida, CFA,
                                       William J. Canida, CFA, & Alan M. Habecht

Q. What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. Equity markets declined sharply during the year and although the Fund's absolute returns suffered as a result, our performance held up better than our benchmarks. Much of that outperformance can be attributed to our balanced approach of investing in companies that could perform well as the economy slowed as well as companies poised to benefit from longer-term, or secular trends. In particular, substantial overweight positions in Consumer Staples and Health Care stocks--two of the market's best-performing groups--significantly aided performance. Similarly, underweight positions in Financials and Consumer Discretionary stocks--two sectors that lagged--worked to our advantage. Stock selection across many industry sectors also was positive, particularly among Consumer Discretionary companies. In contrast, stock selection among Technology stocks detracted from our relative results. The bond portion of the portfolio detracted from returns as we typically overweighted corporate bonds to capture their long-term historic outperformance versus Treasuries.

Q.   What were the best-performing holdings for the Fund during the period?

A. Fast-food chain McDonald's was one of our best performers as it grew faster than rivals and posted financial results that surpassed Wall Street estimates. Our holdings in NIKE fared comparatively well, thanks to better-than-expected earnings that were bolstered by stronger sales worldwide. Healthcare companies Gilead Sciences and Abbott Laboratories also contributed to the Fund's outperformance as investors increasingly gravitated toward the sector due to its reputation for providing safe haven in difficult economic environments. Biotech company Gilead also was helped by strong sales of its HIV drugs while Abbott was propelled by its arthritis medicine and new drug-coated stent. Warehouse chain Costco Corp. held up better than most retailers as consumers purchased bulk items in an attempt to save money.

Q.   What were the weakest-performing holdings?

A. The deteriorating environment for consumer spending weighed on Apple and Research in Motion, the maker of the Blackberry and other communications devices. Likewise, rapidly declining demand for personal computers hurt our holdings in Hewlett-Packard. Our stake in QUALCOMM worked against us as well. We also lost ground holding Schlumberger and Halliburton in response to declining oil prices and growing worries that exploration and production would be curtailed.

Q.   How was the portfolio positioned as of October 31, 2008?

A. We continued to maintain a balance between companies that we believe can outperform during challenging economic conditions and those that can benefit from longer-term, secular trends. We believe that we are in the later phases of a bear market and still in the early stages of a major rotation into large capitalization growth stocks. The S&P 500 Index has declined more than 45% peak to trough during the past year, suggesting a good amount of economic and corporate profit weakness already has been discounted by investors and that stock market valuations are quite reasonable. Most importantly, the outlook remains--in our view--very good for high-quality large-capitalization growth stocks, which could mitigate the overall stock market's risk and contribute to its upside potential. In the bond portion of the portfolio, we remained overweight in high-quality Corporate Bonds, a larger-than-benchmark positions in AAA rated mortgage pass-through securities and floating rates notes, all of which we believe offer attractive valuations.

                            GROWTH OF A HYPOTHETICAL
                          $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON BALANCED FUND
GROWTH OF $10,000

                                                                            MORNINGSTAR(R)                          BARCLAYS
                        ASTON       60% S&P 500 INDEX/ 40% BARCLAYS       MODERATE ALLOCATION                     CAPITAL U.S.
                    BALANCED FUND   CAPITAL U.S. AGGREGATE BOND INDEX         CATEGORY          S&P 500 INDEX      BOND INDEX
                    -------------   ---------------------------------     -------------------   -------------   ----------------
           Sep-95       10,000                 10,000                           10,000             10,000            10,000
           Oct-96       11,847                 11,692                           11,372             12,364            10,722
           Oct-97       14,229                 14,334                           13,113             16,333            11,675
           Oct-98       16,862                 16,835                           15,775             19,928            12,766
           Oct-99       19,772                 19,390                           17,190             25,041            12,833
           Oct-00       22,701                 20,715                           19,344             26,564            13,770
           Oct-01       19,658                 18,529                           21,170             19,952            15,775
           Oct-02       18,805                 17,308                           19,081             16,939            16,704
           Oct-03       20,917                 19,819                           22,170             20,461            17,523
           Oct-04       21,696                 21,383                           23,868             22,386            18,492
           Oct-05       22,390                 22,608                           25,694             24,338            18,701
           Oct-06       23,583                 25,274                           28,764             28,313            19,671
           Oct-07       26,051                 28,031                           32,291             32,432            20,730
           Oct-08       19,600                 21,595                           22,965             20,731            20,792


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/08

Average Annual Total Returns - Class N

One Year    (24.76)%
Five Year    (1.29)%
Ten Year      1.52%

Inception Date 09/21/95

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

Aston Funds
BALANCED FUND                                                   OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

COMMON STOCKS                             68%
CORPORATE NOTES AND BONDS                  7%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS    19%
CASH & NET OTHER ASSETS AND LIABILITIES    6%

% OF TOTAL NET ASSETS

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
COMMON STOCKS - 68.34%
             CONSUMER DISCRETIONARY - 5.70%
     6,300   Johnson Controls .................................   $      111,699
     9,500   McDonald's .......................................          550,335
     6,000   NIKE, Class B ....................................          345,780
                                                                  --------------
                                                                       1,007,814
                                                                  --------------
             CONSUMER STAPLES - 18.82%
    11,600   Coca-Cola ........................................          511,096
     4,500   Colgate-Palmolive ................................          282,420
     6,100   Costco Wholesale .................................          347,761
    16,500   CVS Caremark .....................................          505,725
     8,600   PepsiCo ..........................................          490,286
     9,000   Procter & Gamble .................................          580,860
    10,900   Wal-Mart Stores ..................................          608,329
                                                                  --------------
                                                                       3,326,477
                                                                  --------------
             ENERGY - 8.09%
    10,100   Cameron International * ..........................          245,026
     3,600   Devon Energy .....................................          291,096
    12,600   Halliburton ......................................          249,354
     4,800   Occidental Petroleum .............................          266,592
     7,300   Schlumberger .....................................          377,045
                                                                  --------------
                                                                       1,429,113
                                                                  --------------
             FINANCIALS - 3.88%
    21,800   Charles Schwab ...................................          416,816
     7,900   Wells Fargo ......................................          268,995
                                                                  --------------
                                                                         685,811
                                                                  --------------
             HEALTH CARE - 11.74%
    10,800   Abbott Laboratories ..............................          595,620
     6,500   Allergan .........................................          257,855
     9,600   Gilead Sciences * ................................          440,160
    24,800   Schering-Plough ..................................          359,352
     7,900   Stryker ..........................................          422,334
                                                                  --------------
                                                                       2,075,321
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
             INDUSTRIALS - 3.56%
     9,700   Emerson Electric .................................   $      317,481
     7,800   Fluor ............................................          311,454
                                                                  --------------
                                                                         628,935
                                                                  --------------
             INFORMATION TECHNOLOGY - 16.55%
     4,850   Apple * ..........................................          521,812
     6,400   Electronic Arts * ................................          145,792
     1,712   Google, Class A * ................................          615,224
    12,700   Hewlett-Packard ..................................          486,156
    21,000   Juniper Networks * ...............................          393,540
    15,300   QUALCOMM .........................................          585,378
     3,500   Research In Motion * .............................          176,505
                                                                  --------------
                                                                       2,924,407
                                                                  --------------
             TOTAL COMMON STOCKS
                (Cost $14,315,869) ............................       12,077,878
                                                                  --------------

 PAR VALUE
----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.24%
             FEDERAL HOME LOAN MORTGAGE - 8.01%
$  337,951   5.500%, 11/01/20,
                Gold Pool # G18083 ............................          337,133
    54,968   5.500%, 12/01/20,
                Gold Pool # G11820 ............................           54,835
   200,000   6.000%, 10/05/21, MTN ............................          197,805
   120,000   6.000%, 10/20/21, MTN ............................          118,421
   245,000   6.300%, 07/03/23, MTN ............................          243,157
   238,144   5.500%, 09/01/37,
                Gold Pool # G03202 ............................          232,411
   245,208   5.000%, 04/01/38,
                Gold Pool # G04334 ............................          232,178
                                                                  --------------
                                                                       1,415,940
                                                                  --------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.54%
   250,000   6.000%, 05/26/23 .................................          245,107
   200,000   6.000%, 02/26/24 .................................          195,503
    43,401   7.500%, 02/01/35,
                Pool # 787557 .................................           45,610
    32,492   7.500%, 04/01/35,
                Pool # 819231 .................................           34,146
   170,645   6.000%, 11/01/35,
                Pool # 844078 .................................          170,716
   361,213   6.000%, 12/01/36,
                Pool # 888029 .................................          361,307
   222,104   5.500%, 06/01/37,
                Pool # 918778 .................................          217,152
   244,703   5.500%, 03/01/38,
                Pool # 962344 .................................          239,222
                                                                  --------------
                                                                       1,508,763
                                                                  --------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.27%
   234,576   5.000%, 08/20/37,
                Pool # 4015 ...................................          223,419
                                                                  --------------
             U.S. TREASURY NOTES - 1.42%
   250,000   3.000%, 02/15/09 .................................          251,621
                                                                  --------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                (Cost $3,425,605) .............................        3,399,743
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BALANCED FUND                                                   OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
 PAR VALUE                                                             VALUE
----------                                                        --------------
CORPORATE NOTES AND BONDS - 7.27%
             CONSUMER DISCRETIONARY - 1.53%
$   50,000   D.R. Horton
                Senior Notes
                6.875%, 05/01/13 ..............................   $       35,250
    70,000   Darden Restaurants
                Senior Unsecured Notes
                6.800%, 10/15/37 ..............................           41,750
   250,000   Macys Retail Holdings
                6.375%, 03/15/37 ..............................          127,610
   100,000   Yum! Brands
                Senior Notes
                6.875%, 11/15/37 ..............................           65,156
                                                                  --------------
                                                                         269,766
                                                                  --------------
             ENERGY - 0.53%
    50,000   Hess
                7.875%, 10/01/29 ..............................           42,729
    50,000   Western Oil Sands
                Secured
                8.375%, 05/01/12 ..............................           50,194
                                                                  --------------
                                                                          92,923
                                                                  --------------
             FINANCIALS - 3.50%
   125,000   American Express
                Senior Unsubordinated
                7.000%, 03/19/18 ..............................           96,442
   100,000   American International Group
                Senior Unsecured Notes
                8.250%, 08/15/18 (a) ..........................           41,236
   250,000   Bear Stearns, MTN
                3.201%, 11/21/16 (b) ..........................          202,235
   100,000   CIT Group
                Senior Notes
                3.081%, 11/03/10 (b) ..........................           62,164
   150,000   Goldman Sachs Capital I
                6.345%, 02/15/34 ..............................           92,792
   250,000   SLM, MTN
                5.625%, 08/01/33 ..............................          124,657
                                                                  --------------
                                                                         619,526
                                                                  --------------
             INFORMATION TECHNOLOGY - 0.66%
   200,000   Motorola
                Senior Unsecured Notes
                6.625%, 11/15/37 ..............................          117,340
                                                                  --------------
             UTILITIES - 1.05%
   175,000   CILCORP
                Senior Unsecured Notes
                8.700%, 10/15/09 (c) ..........................          185,062
                                                                  --------------
             TOTAL CORPORATE NOTES AND BONDS
                (Cost $1,876,874) .............................        1,284,617
                                                                  --------------

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
INVESTMENT COMPANY - 3.55%
   628,121   BlackRock Liquidity Funds
                TempCash Portfolio ............................   $      628,121
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $628,121) ...............................          628,121
                                                                  --------------
TOTAL INVESTMENTS - 98.40%
   (Cost $20,246,469)** .......................................       17,390,359
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - 1.60% ......................          283,023
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   17,673,382
                                                                  ==============

----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is $20,604,940.

Gross unrealized appreciation ..   $   281,587
Gross unrealized depreciation ..    (3,496,168)
                                   -----------
Net unrealized depreciation ....   $(3,214,581)
                                   ===========

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2008, this security amounted to $41,236 or 0.23% of net assets. This security has been determined by the Sub-Adviser to be a liquid security.

(b) Floating rate note. The interest rate shown reflects the rate in effect at October 31, 2008.

(c) Security with a total aggregate value of $185,062 or 1.05% of the net assets, was valued under the fair value procedures established by the Funds' Board of Trustees.

MTN Medium Term Note

PORTFOLIO COMPOSITION
Common Stocks .........................................    70%
Investment Company ....................................     4%
U.S. Government Obligations ...........................     1%
U.S. Government Agency Obligations ....................    18%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
   Aa .................................................     1%
   A ..................................................     1%
   Baa ................................................     4%
   Ba .................................................     1%
                                                          ---
                                                          100%
                                                          ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TCH FIXED INCOME FUND

PORTFOLIO MANAGERS COMMENTARY (UNAUDITED)                       OCTOBER 31, 2008

             Tere Alvarez Canida, CFA, Alan M. Habecht, & William J. Canida, CFA

Q. What were the most significant factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A. It was an extremely tumultuous year for the bond market, with most segments of the fixed income market (ex-Treasuries) coming under significant pressure. The meltdown of the mortgage market that began more than a year ago intensified and has led to a global flight to quality in which investors increasingly gravitated toward the safety of U.S. Treasury securities and shunned riskier assets in the process. In the final months of the period, the fixed-income investment backdrop worsened. With the placement of government sponsored enterprises Fannie Mae and Freddie Mac into conservatorship, the nationalization of American International Group
     (AIG), and the bankruptcy of Lehman Brothers--the largest bankruptcy in U.S. history--the contagion effects of the global credit crisis accelerated. Massive redemptions from short-term funds ensued, leading to challenges for corporate America to borrow for working capital needs. Secondary trading in Corporate Bonds all but evaporated, with forced sellers typically executing at prices substantially lower than indicated levels. Against that backdrop, sector selection was the main factor behind the Fund's underperformance versus its benchmark as we typically overweight Corporate Bonds to capture their long-term historic outperformance versus Treasuries.

Q.   What were the best-performing holdings for the Fund during the period?

A. Against this very difficult investment backdrop, our U.S. Treasury holdings performed best, bolstered by strong demand from investors seeking the safety of U.S. Treasury bonds. That said, we were underweight U.S. Treasuries, a function of our investment approach. Given that U.S. Treasuries dramatically outpaced most other bonds during the period, that sector allocation worked against us. Importantly, we didn't have any exposure to some of the worst-performing segments of the bond market, including collateralized debt obligations (CDOs), asset-backed commercial paper and securities backed by subprime mortgages.

Q.   What were the weakest-performing holdings?

A. As mentioned, our overweight position in Corporate Bonds compared to the benchmark detracted from relative performance as corporate bonds posted their worst returns on record. In fact, as of October 31, 2008, credit spreads had reached their widest levels in history. Despite our focus on the highest-quality corporates--those rated AA or AAA--we could not fully shield the Fund from the downturn that the Corporate segment suffered. Among Corporates, certain holdings in the Financial sector also hurt. The Fund also had an overweight position in traditional mortgage pass-through securities and floating rate notes, both of which lagged benchmark returns.

Q.   How was the portfolio positioned as of October 31, 2008?

A. Financial markets remained severely strained at the end of the period, as the credit crisis evolved into a crisis of confidence. With the credit markets at the epicenter of the financial crisis, the financial system cannot improve and the global economy cannot avert a deep recession without the stabilization of the Corporate Bond market. We expect Corporate Bond performance to lead any sustained recovery and U.S. Treasury yields to rise, particularly in light of the substantial increase in public debt and the assumption of risk that has shifted to the public sector following recent government actions. Given that outlook, we remained overweight in Corporate Bonds--with an emphasis on higher-quality securities--and underweight in U.S. Treasuries. We also maintained our larger-than-benchmark positions in AAA rated mortgage pass-through securities, which we believe are attractively valued, especially in light of various government initiatives supporting the securities. Floating rates notes continue to be an area of focus because they offer attractive valuations relative to fixed-rate alternatives in an environment characterized by very wide credit spreads and relatively low comparable Treasury yields.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

                               (PERFORMANCE GRAPH)

ASTON/TCH FIXED INCOME FUND
GROWTH OF $10,000

                                                  MORNINGSTAR(R)             BARCLAYS
                        ASTON/TCH FIXED       INTERMEDIATE-TERM BOND       CAPITAL U.S.
                    INCOME - CLASS N SHARES          CATEGORY          AGGREGATE BOND INDEX
                    -----------------------   ----------------------   --------------------
           Dec-93            10,000                   10,000                  10,000
           Oct-94             9,677                    9,636                   9,535
           Oct-95            11,117                   11,066                  11,026
           Oct-96            11,758                   11,659                  11,671
           Oct-97            12,797                   12,652                  12,709
           Oct-98            13,778                   13,614                  13,895
           Oct-99            13,919                   13,617                  13,969
           Oct-00            14,891                   14,411                  14,989
           Oct-01            16,840                   16,359                  17,171
           Oct-02            17,310                   16,953                  18,183
           Oct-03            18,103                   17,992                  19,074
           Oct-04            19,129                   18,893                  20,129
           Oct-05            19,205                   19,056                  20,356
           Oct-06            20,052                   19,952                  21,412
           Oct-07            21,368                   20,787                  22,564
           Oct-08            19,896                   19,291                  22,632


All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund's value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/08
Average Annual Total Returns - Class N

One Year    (6.89)%
Five Year    1.91%
Ten Year     3.74%

Inception Date 12/13/93

Average Annual Total Returns - Class I

One Year          (6.65)%
Five Year          2.17%
Since Inception    4.16%

Inception Date 07/31/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

Aston Funds
TCH FIXED INCOME FUND                                           OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS    63%
CORPORATE NOTES AND BONDS                 30%
CASH & NET OTHER ASSETS AND LIABILITIES    7%

% OF TOTAL NET ASSETS

   PAR                                                                MARKET
  SHARES                                                               VALUE
----------                                                        --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 63.29%
             FEDERAL HOME LOAN BANKS - 0.36%
$  250,000   2.774%, 02/19/10 (b) .............................   $      249,380
                                                                  --------------
             FEDERAL HOME LOAN MORTGAGE - 19.60%
 1,899,723   5.500%, 11/01/20,
                Gold Pool # G18083 ............................        1,895,127
   309,092   5.500%, 12/01/20,
                Gold Pool # G11820 ............................          308,344
 1,500,000   6.000%, 10/20/21, MTN ............................        1,480,266
 1,000,000   6.500%, 07/20/22, MTN ............................        1,004,328
   500,000   6.125%, 10/03/22, MTN ............................          494,859
 1,000,000   6.250%, 10/02/23, MTN ............................          993,947
   359,442   6.000%, 10/01/35,
                Gold Pool # A47772 ............................          359,183
   888,323   5.500%, 05/01/37,
                Pool # A60048 .................................          866,939
 1,905,151   5.500%, 09/01/37,
                Gold Pool # G03202 ............................        1,859,289
 1,973,952   5.000%, 02/01/38,
                Gold Pool # A73409 ............................        1,869,065
 2,452,078   5.000%, 04/01/38,
                Gold Pool # G04334 ............................        2,321,786
                                                                  --------------
                                                                      13,453,133
                                                                  --------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 24.53%
   732,203   6.000%, 11/01/17,
                Pool # 662854 .................................          740,728
   442,956   6.000%, 04/01/18,
                Pool # 725175 .................................          448,252
   621,164   5.500%, 11/01/18,
                Pool # 748886 .................................          622,961
   341,093   4.500%, 06/01/19,
                Pool # 747860 .................................          326,619
 1,683,980   6.000%, 01/01/21,
                Pool # 850787 .................................        1,697,798
   500,000   6.000%, 12/02/21 .................................          485,878
 1,000,000   6.250%, 05/02/22 .................................          992,772
   400,000   6.200%, 06/06/22 .................................          396,342

                                                                      MARKET
 PAR VALUE                                                             VALUE
----------                                                        --------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION
             (CONTINUED)
$1,500,000   6.000%, 03/03/23 .................................   $    1,469,204
   250,000   6.000%, 03/13/23 .................................          244,834
 1,000,000   6.000%, 05/26/23 .................................          980,428
 1,000,000   6.000%, 02/26/24 .................................          977,517
   946,686   6.000%, 09/01/32,
                Pool # 847899 .................................          950,926
   267,349   6.000%, 02/01/34,
                Pool # 771952 .................................          268,046
   276,835   7.500%, 02/01/35,
                Pool # 787557 .................................          290,924
   207,194   7.500%, 04/01/35,
                Pool # 819231 .................................          217,739
   959,148   6.000%, 11/01/35,
                Pool # 844078 .................................          959,548
   827,560   5.000%, 05/01/36,
                Pool # 745581 .................................          784,880
   722,426   6.000%, 12/01/36,
                Pool # 888029 .................................          722,614
   888,415   5.500%, 06/01/37,
                Pool # 918778 .................................          868,607
 2,447,027   5.500%, 03/01/38,
                Pool # 962344 .................................        2,392,224
                                                                  --------------
                                                                      16,838,841
                                                                  --------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.76%
 1,985,381   6.000%, 07/20/38,
                Pool # 4195 ...................................        1,985,780
   912,740   5.000%, 05/01/37,
                Pool # 782156 .................................          869,329
 1,876,608   5.000%, 08/20/37,
                Pool # 4015 ...................................        1,787,353
                                                                  --------------
                                                                       4,642,462
                                                                  --------------
             U.S. TREASURY BILLS - 8.01%
 2,500,000   1.690%, 11/06/08 (a) .............................        2,499,466
 3,000,000   0.720%, 11/13/08 (a) .............................        2,999,281
                                                                  --------------
                                                                       5,498,747
                                                                  --------------
             U.S. TREASURY NOTES - 4.03%
 2,750,000   3.125%, 02/15/09 .................................        2,767,834
                                                                  --------------
             TOTAL U.S. GOVERNMENT
                AND AGENCY OBLIGATIONS
                (Cost $43,839,505) ............................       43,450,397
                                                                  --------------
CORPORATE NOTES AND BONDS - 29.87%
             CONSUMER DISCRETIONARY - 7.62%
   750,000   D.R. Horton
                Senior Notes
                6.875%, 05/01/13 ..............................          528,750
 1,000,000   Darden Restaurants
                Senior Unsecured Notes
                6.800%, 10/15/37 ..............................          596,426
 1,000,000   Home Depot
                Senior Unsecured Notes
                5.875%, 12/16/36 ..............................          599,624
   750,000   JC Penney
                6.375%, 10/15/36 ..............................          450,209
 1,000,000   Limited Brands
                Senior Unsecured Notes
                7.600%, 07/15/37 ..............................          557,900
             Macy's Retail Holdings
   600,000      7.875%, 07/15/15 ..............................          452,121
   500,000      6.375%, 03/15/37 ..............................          255,220

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TCH FIXED INCOME FUND                                           OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
 PAR VALUE                                                             VALUE
----------                                                        --------------
             CONSUMER DISCRETIONARY (CONTINUED)
$1,000,000   Nordstrom
                Senior Unsecured Notes
                7.000%, 01/15/38 ..............................   $      647,056
   500,000   Tyco Electronics Group
                7.125%, 10/01/37 ..............................          363,603
   250,000   Viacom
                Senior Unsecured Notes
                6.125%, 10/05/17 ..............................          194,201
   900,000   Yum! Brands
                Senior Notes
                6.875%, 11/15/37 ..............................          586,400
                                                                  --------------
                                                                       5,231,510
                                                                  --------------
             CONSUMER STAPLES - 1.70%
 1,000,000   Kraft Foods
                Senior Unsecured Notes
                7.000%, 08/11/37 ..............................          809,387
   250,000   Kroger
                6.900%, 04/15/38 ..............................          199,522
   150,000   Pepsico
                Senior Unsecured Notes
                7.900%, 11/01/18 ..............................          158,526
                                                                  --------------
                                                                       1,167,435
                                                                  --------------
             ENERGY - 1.59%
   100,000   Hess
                7.875%, 10/01/29 ..............................           85,458
 1,005,000   Western Oil Sands
                Secured
                8.375%, 05/01/12 ..............................        1,008,891
                                                                  --------------
                                                                       1,094,349
                                                                  --------------
             FINANCIALS - 11.48%
   750,000   American Express
                Senior Unsecured Notes
                8.150%, 03/19/38 ..............................          588,854
   900,000   American International Group
                Senior Unsecured Notes
                8.250%, 08/15/18 (c) ..........................          371,124
   250,000   Bank of America
                Senior Unsecured Notes
                3.318%, 09/11/12 (b) ..........................          227,430
 1,500,000   Bear Stearns, MTN
                3.201%, 11/21/16 (b) ..........................        1,213,412
             CIT Group
                Senior Notes
   500,000      3.710%, 11/03/10 (b) ..........................          310,822
 1,000,000      3.054%, 02/13/12 (b) ..........................          531,384
 2,000,000   Citigroup
                Subordinated Notes
                3.361%, 08/25/36 (b) ..........................        1,136,998
   500,000   General Electric Capital, MTN, Series A
                3.174%, 05/05/26 (b) ..........................          417,207
   800,000   Goldman Sachs Capital I
                6.345%, 02/15/34 ..............................          494,888
   250,000   John Deere Capital
                Senior Unsecured Notes, MTN
                5.203%, 01/18/11 (b) ..........................          234,084

                                                                      MARKET
 PAR VALUE                                                             VALUE
----------                                                        --------------
             FINANCIALS (CONTINUED)
$  750,000   Merrill Lynch, MTN
                6.875%, 04/25/18 ..............................   $      667,253
 1,540,000   NB Capital Trust II
                7.830%, 12/15/26 ..............................        1,189,401
 1,000,000   SLM, MTN
                5.625%, 08/01/33 ..............................          498,628
                                                                  --------------
                                                                       7,881,485
                                                                  --------------
             HEALTHCARE - 1.22%
   500,000   Biogen Idec
                Senior Unsecured Notes
                6.875%, 03/01/18 ..............................          480,690
   500,000   UnitedHealth Group
                6.875%, 02/15/38 ..............................          357,750
                                                                  --------------
                                                                         838,440
                                                                  --------------
             INFORMATION TECHNOLOGY - 1.47%
   250,000   KLA Instruments
                Senior Unsecured Notes
                6.900%, 05/01/18 ..............................          201,819
   800,000   Motorola
                Senior Unsecured Notes
                6.625%, 11/15/37 ..............................          469,358
   500,000   Telecom Italia Capital SA
                7.721%, 06/04/38 ..............................          340,982
                                                                  --------------
                                                                       1,012,159
                                                                  --------------
             MATERIALS - 0.56%
   500,000   International Paper
                8.700%, 06/15/38 ..............................          384,068
                                                                  --------------
             UTILITIES - 4.23%
   995,000   CenterPoint Energy
                Senior Notes, Series B
                7.250%, 09/01/10 ..............................          967,303
 1,500,000   CILCORP
                Senior Unsecured Notes
                8.700%, 10/15/09 (d) ..........................        1,586,250
   250,000   Oncor Electric Delivery
                7.500%, 09/01/38 (c) ..........................          195,978
   150,000   Pacific Gas & Electric
                8.250%, 10/15/18 ..............................          152,959
                                                                  --------------
                                                                       2,902,490
                                                                  --------------
             TOTAL CORPORATE NOTES AND BONDS
                (Cost $28,289,959).............................       20,511,936
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TCH FIXED INCOME FUND                                           OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                      MARKET
  SHARES                                                               VALUE
----------                                                        --------------
INVESTMENT COMPANY - 8.91%
 6,116,716   BlackRock Liquidity Funds
                TempCash Portfolio ............................   $    6,116,716
                                                                  --------------
             TOTAL INVESTMENT COMPANY
                (Cost $6,116,716) .............................        6,116,716
                                                                  --------------
TOTAL INVESTMENTS - 102.07%
   (Cost $78,246,180)* ........................................       70,079,049
                                                                  --------------
NET OTHER ASSETS AND LIABILITIES - (2.07)% ....................      (1,423,872)
                                                                  --------------
NET ASSETS - 100.00% ..........................................   $   68,655,177
                                                                  ==============

----------
*    Aggregate cost for Federal income tax purposes is $78,076,666.

Gross unrealized appreciation ..   $   230,912
Gross unrealized depreciation ..    (8,228,529)
                                   -----------
Net unrealized depreciation ....   $(7,997,617)
                                   ===========

(a)  Annualized yield at the time of purchase.

(b) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2008

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2008, these securities amounted to $567,102 or 0.83% of net assets. These securities have been determined by the Sub-Adviser to be liquid securities.

(d) Security with a total aggregate value of $1,586,250 or 2.31% of the net assets, was valued under the fair value procedures established by the Funds' Board of Trustees.

MTN Medium Term Note

PORTFOLIO COMPOSITION

Investment Company ....................................     9%
U.S. Government Obligations ...........................    12%
U.S. Government Agency Obligations ....................    50%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
   Aaa ................................................     1%
   Aa .................................................     4%
   A ..................................................     5%
   Baa ................................................    15%
   Ba .................................................     4%
                                                          ---
                                                          100%
                                                          ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                OCTOBER 31, 2008

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 MONTAG & CALDWELL   VEREDUS SELECT
                                                                                    GROWTH FUND        GROWTH FUND
                                                                                 -----------------   --------------
ASSETS:
Investments:
      Investments at cost ....................................................     $1,526,510,199     $100,255,555
      Net unrealized depreciation ............................................       (188,046,211)     (14,906,642)
                                                                                   --------------     ------------
         Total investments at value ..........................................      1,338,463,988       85,348,913
Receivables:
      Dividends and interest .................................................          1,172,028           56,712
      Dividend reclaims ......................................................                 --               --
      Fund shares sold .......................................................          4,626,539          197,040
      Investments sold .......................................................         24,472,584        1,075,883
      Due from Adviser, net (Note G) .........................................                 --               --
Other assets .................................................................             10,470              282
                                                                                   --------------     ------------
         Total assets ........................................................      1,368,745,609       86,678,830
                                                                                   --------------     ------------
LIABILITIES:
Payables:
      Dividend distribution ..................................................                 --               --
      Investments purchased ..................................................          6,929,146        3,100,904
      Fund shares redeemed ...................................................          2,672,036          296,720
      Due to Adviser, net (Note G) ...........................................            832,555           38,869
      Administration fees (Note G) ...........................................             52,466            4,948
      Distribution fees (Note G) .............................................             34,977            2,111
      Audit and tax fees .....................................................             20,870           13,875
      Custodian fees .........................................................             20,131            2,573
      Transfer agent fees ....................................................            239,909           30,360
      Reports to shareholders expense ........................................             55,666               --
      Trustees fees and related expenses (Note G) ............................             19,573            1,146
Accrued expenses and other payables ..........................................             26,701            5,665
                                                                                   --------------     ------------
         Total liabilities ...................................................         10,904,030        3,497,171
                                                                                   --------------     ------------
NET ASSETS ...................................................................     $1,357,841,579     $ 83,181,659
                                                                                   ==============     ============
NET ASSETS CONSIST OF:
   Paid in capital ...........................................................     $1,512,239,355     $120,719,889
   Accumulated undistributed (distributions in excess) net investment income..          3,887,167               --
   Accumulated net realized gain (loss) on investments .......................         29,761,268      (22,631,588)
   Net unrealized depreciation on investments ................................       (188,046,211)     (14,906,642)
                                                                                   --------------     ------------
TOTAL NET ASSETS                                                                   $1,357,841,579     $ 83,181,659
                                                                                   ==============     ============
CLASS N:
   Net Assets ................................................................     $  602,905,137     $ 37,142,156
   Shares of beneficial interest outstanding (unlimited authorization) .......         32,004,615        4,274,970
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................     $        18.84     $       8.69
                                                                                   ==============     ============
CLASS I:
   Net Assets ................................................................     $  754,670,541     $ 46,039,503
   Shares of beneficial interest outstanding (unlimited authorization) .......         39,854,574        5,265,496
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................     $        18.94     $       8.74
                                                                                   ==============     ============
CLASS R:
   Net Assets ................................................................     $      265,901     $         --
   Shares of beneficial interest outstanding (unlimited authorization) .......             14,225               --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .....................................     $        18.69     $         --
                                                                                   ==============     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                    OPTIMUM                         TAMRO        RIVER ROAD        OPTIMUM      MONTAG & CALDWELL
                   LARGE CAP          VALUE        ALL CAP      DIVIDEND ALL       MID CAP           MID CAP
 GROWTH FUND   OPPORTUNITY FUND       FUND           FUND      CAP VALUE FUND        FUND          GROWTH FUND
------------   ----------------   ------------   -----------   --------------   -------------   -----------------


$233,809,814      $ 5,357,495     $261,975,042   $ 9,661,071    $ 61,224,830    $ 798,225,130       $2,559,169
 (46,948,664)      (1,641,274)     (53,728,321)   (1,121,968)    (10,510,735)    (214,260,923)        (741,965)
------------      -----------     ------------   -----------    ------------    -------------       ----------
 186,861,150        3,716,221      208,246,721     8,539,103      50,714,095      583,964,207        1,817,204

     163,382            3,508          308,794         4,714         181,239          277,374              758
          --               --               --            --          10,729               --               --
      25,393               --           27,961        15,900       1,103,482        3,081,152               --
   3,375,577               --        1,835,884       366,041          85,250       20,769,948           59,057
          --            9,598               --         6,462              --               --            6,393
       4,525              174            2,090            75           1,923            4,720            4,751
------------      -----------     ------------   -----------    ------------    -------------       ----------
 190,430,027        3,729,501      210,421,450     8,932,295      52,096,718      608,097,401        1,888,163
------------      -----------     ------------   -----------    ------------    -------------       ----------


          --               --               --            --           3,757               --               --
   1,108,771               --        1,835,570       279,353           4,348        4,017,700           50,654
     105,600               --            3,216        61,084         353,689        1,309,380               --
     114,333               --          116,553            --          38,470          396,556               --
       8,515            1,972           10,543         2,038           3,484           24,220            1,449
       3,710              211            1,139           499           2,916           29,086              103
      17,677           12,090           16,374        13,840          13,857           17,039           14,913
       7,491            8,283            9,930         2,331           2,591           12,515            1,643
      64,403           11,398           16,344         6,584          12,887          191,444            3,515
          --              140            1,530           866           1,236           18,606              223
       9,536              575            5,888           653             289            7,128              204
      28,791            4,096           12,655         2,954          10,443           12,314              890
------------      -----------     ------------   -----------    ------------    -------------       ----------
   1,468,827           38,765        2,029,742       370,202         447,967        6,035,988           73,594
------------      -----------     ------------   -----------    ------------    -------------       ----------
$188,961,200      $ 3,690,736     $208,391,708   $ 8,562,093    $ 51,648,751    $ 602,061,413       $1,814,569
============      ===========     ============   ===========    ============    =============       ==========

$264,693,729      $10,392,371     $238,636,021   $10,063,671    $ 66,847,862    $ 804,189,021       $2,932,275
     529,040               --          198,951        30,808          (3,961)       1,964,622           18,374
 (29,312,905)      (5,060,361)      23,285,057     (410,418)      (4,684,415)      10,168,693         (394,115)
 (46,948,664)      (1,641,274)     (53,728,321)   (1,121,968)    (10,510,735)    (214,260,923)        (741,965)
------------      -----------     ------------   -----------    ------------    -------------       ----------
$188,961,200      $ 3,690,736     $208,391,708   $ 8,562,093    $ 51,648,751    $ 602,061,413       $1,814,569
============      ===========     ============   ===========    ============    =============       ==========

$ 62,673,632      $ 3,690,736     $ 19,704,010   $ 8,562,093    $ 51,504,371    $ 508,885,720       $1,814,569
   5,724,573          543,674        2,172,991     1,027,177       6,110,230       29,507,426          310,358

$      10.95      $      6.79     $       9.07   $      8.34    $       8.43    $       17.25       $     5.85
============      ===========     ============   ===========    ============    =============       ==========

$125,727,229      $        --     $188,687,698   $        --    $    144,380    $  93,175,693       $       --
  11,256,780               --       20,818,311            --          17,144        5,333,035               --

$      11.17      $        --     $       9.06   $        --    $       8.42    $       17.47       $       --
============      ===========     ============   ===========    ============    =============       ==========

$    560,339      $        --     $         --   $        --    $         --    $          --       $       --
      51,971               --               --            --              --               --               --

$      10.78      $        --     $         --   $        --    $         --    $          --       $       --
============      ===========     ============   ===========    ============    =============       ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                OCTOBER 31, 2008

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED

                                                                                              CLARIVEST     CARDINAL
                                                                                               MID CAP       MID CAP
                                                                                             GROWTH FUND   VALUE FUND
                                                                                             -----------   ----------
ASSETS:
Investments:
      Investments at cost ................................................................    $ 417,445    $1,177,675
      Net unrealized depreciation ........................................................      (99,439)     (375,815)
                                                                                              ---------    ----------
         Total investments at value ......................................................      318,006       801,860
Foreign currency (Cost $ 781) ............................................................           --            --
Receivables:
      Dividends and interest .............................................................           64           365
      Dividend reclaims ..................................................................           --            --
      Fund shares sold ...................................................................           --            --
      Investments sold ...................................................................        8,841            --
      Due from Adviser, net (Note G) .....................................................       10,516         7,122
Other assets .............................................................................        4,741         4,745
                                                                                              ---------    ----------
      Total assets .......................................................................      342,168       814,092
                                                                                              ---------    ----------
LIABILITIES:
Foreign currency (cost $ 172,749) ........................................................           --            --
Payables:
      Due to custodian ...................................................................           --            --
      Investments purchased ..............................................................        5,156         8,484
      Fund shares redeemed ...............................................................           --            --
      Due to Adviser, net (Note G) .......................................................           --            --
      Administration fees (Note G) .......................................................        1,451         1,486
      Distribution fees (Note G) .........................................................           18            45
      Audit and tax fees .................................................................       14,911        14,911
      Custodian fees .....................................................................          803           897
      Transfer agent fees ................................................................        4,326         4,455
      Reports to shareholders expense ....................................................           60            63
      Trustees fees and related expenses (Note G) ........................................          203           206
Accrued expenses and other payables ......................................................          581           769
                                                                                              ---------    ----------
         Total liabilities ...............................................................       27,509        31,316
                                                                                              ---------    ----------
NET ASSETS                                                                                    $ 314,659    $  782,776
                                                                                              =========    ==========
NET ASSETS CONSIST OF:
   Paid in capital .......................................................................    $ 507,356    $1,202,584
   Accumulated undistributed net investment income .......................................       34,803        38,007
   Accumulated net realized loss on investments and foreign currency transactions ........     (128,061)      (82,000)
   Net unrealized depreciation on investments and translation of assets and liabilities
      in foreign currency ................................................................      (99,439)     (375,815)
                                                                                              ---------    ----------
TOTAL NET ASSETS .........................................................................    $ 314,659    $  782,776
                                                                                              =========    ==========
CLASS N:
   Net Assets ............................................................................    $ 314,659    $  782,776
   Shares of beneficial interest outstanding (unlimited authorization) ...................       55,039       125,658
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .................................................    $    5.72    $     6.23
                                                                                              =========    ==========
CLASS I:
   Net Assets ............................................................................    $      --    $       --
   Shares of beneficial interest outstanding (unlimited authorization) ...................           --            --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .................................................    $      --    $       --
                                                                                              =========    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

  RIVER ROAD        VEREDUS          TAMRO        RIVER ROAD       NEPTUNE         BARINGS         FORTIS
SMALL-MID CAP     AGGRESSIVE       SMALL CAP       SMALL CAP    INTERNATIONAL   INTERNATIONAL   GLOBAL REAL
     FUND         GROWTH FUND         FUND        VALUE FUND         FUND            FUND       ESTATE FUND
-------------   --------------   -------------   ------------   -------------   -------------   -----------


 $130,527,275    $  74,166,506   $ 456,387,878   $342,025,575    $14,007,927     $ 7,883,319    $17,569,769
  (19,973,970)     (12,782,129)    (57,807,568)   (66,951,920)    (5,711,825)     (2,337,267)    (6,369,656)
 ------------    -------------   -------------   ------------    -----------     -----------    -----------
  110,553,305       61,384,377     398,580,310    275,073,655      8,296,102       5,546,052     11,200.113
           --               --              --             --             --              --            764

      117,939           10,321         229,511        325,644         46,594          17,528         28,933
           --               --              --             --             --           3,332          1,922
      268,000           24,543       1,479,523        533,399             --              --             --
      206,559          306,691       5,479,357      2,100,783        463,147         126,296        110,169
           --               --              --             --         21,966          14,619          1,205
          276            1,020           1,794          1,448             12           5,201          1,056
 ------------    -------------   -------------   ------------    -----------     -----------    -----------
  111,146,079       61,726,952     405,770,495    278,034,929      8,827,821       5,713,028     11,344,162
 ------------    -------------   -------------   ------------    -----------     -----------    -----------

           --               --              --             --        176,898              --             --

           --               --              --             --             --              --          2,038
      267,566        1,692,940       5,392,803      2,405,213             --         152,299        120,099
       35,705           53,433       1,604,642        256,552             --              --             --
       83,170           37,999         300,562        210,640             --              --             --
        5,969            4,066          16,697         11,656          2,474           3,449          1,993
        1,503            2,461           8,949          8,978             13              --            644
       12,071           16,477          16,329         16,274         13,413          14,911         13,429
        6,579            3,993           4,287          8,389         12,999          15,106          7,715
       11,119           22,830          58,184        175,006          9,022           4,871          5,257
        1,369           10,530              --             --          3,823             620          1,606
          491            5,386           2,934          1,285            507             320            922
        4,698            8,744           1,325         29,632          6,097           4,019          3,310
 ------------    -------------   -------------   ------------    -----------     -----------    -----------
      430,240        1,858,859       7,406,712      3,123,625        225,246         195,595        157,013
 ------------    -------------   -------------   ------------    -----------     -----------    -----------
 $110,715,839    $  59,868,093   $ 398,363,783   $274,911,304    $ 8,602,575     $ 5,517,433    $11,187,149
 ============    =============   =============   ============    ===========     ===========    ===========

 $135,827,977    $  96,636,636   $ 486,479,335   $378,572,952    $14,971,651     $10,265,834    $21,063,917
      167,978               --         607,640        282,201         86,551              --         71,174
   (5,306,146)    (23,986,414)    (30,915,624)    (36,991,929)      (739,587)     (2,408,614)    (3,576,274)

  (19,973,970)    (12,782,129)    (57,807,568)    (66,951,920)    (5,716,040)     (2,339,787)    (6,371,668)
 ------------    -------------   -------------   ------------    -----------     -----------    -----------
 $110,715,839    $  59,868,093   $ 398,363,783   $274,911,304    $ 8,602,575     $ 5,517,433    $11,187,149
 ============    =============   =============   ============    ===========     ===========    ===========

 $ 26,714,412    $  43,148,972   $ 159,964,625   $160,245,009    $   224,830     $        --    $11,187,149
    3,746,767        5,151,337      11,730,138     17,231,198         38,432              --      2,121,815

 $       7.13    $        8.38   $       13.64   $       9.30    $      5.85     $        --    $      5.27
 ============    =============   =============   ============    ===========     ===========    ===========

 $ 84,001,427    $  16,719,121   $ 238,399,158   $114,666,295    $ 8,377,745     $ 5,517,433    $        --
   11,764,780        1,941,589      17,288,565     12,304,928      1,430,924       1,085,644             --

 $       7.14    $        8.61   $       13.79   $       9.32    $      5.85     $      5.08    $        --
 ============    =============   =============   ============    ===========     ===========    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                OCTOBER 31, 2008

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED


                                                                                                SGA INTERNATIONAL   SMART PORTFOLIOS
                                                                                               SMALL-MID CAP FUND         FUND
                                                                                               ------------------   ----------------
ASSETS:
Investments:
      Investments at cost ..................................................................       $1,167,130          $5,264,093
      Net unrealized depreciation ..........................................................         (594,681)           (606,612)
                                                                                                   ----------          ----------
         Total investments at value ........................................................          572,449           4,657,481
Cash .......................................................................................               --                  --
Receivables:
      Dividends and interest ...............................................................            2,237                 812
      Dividend reclaims ....................................................................              255                  --
      Fund shares sold .....................................................................               --           1,499,369
      Investments sold .....................................................................               --                  --
      Due from Adviser, net (Note G) .......................................................           19,770               9,558
Other assets ...............................................................................            4,744              16,643
                                                                                                   ----------          ----------
      Total assets .........................................................................          599,455           6,183,863
                                                                                                   ----------          ----------
LIABILITIES:
Payables:
      Due to custodian .....................................................................               --                  --
      Dividend distribution ................................................................               --                  --
      Investments purchased ................................................................               --                  --
      Fund shares redeemed .................................................................               --              90,570
      Due to Adviser, net (Note G) .........................................................               --                  --
      Administration fees (Note G) .........................................................              603               1,789
      Distribution fees (Note G) ...........................................................               33                 282
      Audit and tax fees ...................................................................           14,911              13,192
      Custodian fees .......................................................................            3,723               1,006
      Transfer agent fees ..................................................................            2,876               5,746
      Reports to shareholders expense ......................................................              652                  --
      Trustees fees and related expenses (Note G) ..........................................              206                 130
Accrued expenses and other payables ........................................................              817                 725
Outstanding options written, at value (premiums received $705,618) .........................               --                  --
                                                                                                   ----------          ----------
   Total liabilities .......................................................................           23,821             113,440
                                                                                                   ----------          ----------
NET ASSETS .................................................................................       $  575,634          $6,070,423
                                                                                                   ==========          ==========
NET ASSETS CONSIST OF:
   Paid in capital .........................................................................       $1,219,891          $6,909,200
   Accumulated undistributed (distribution in excess of) net investment income .............           48,721              53,712
   Accumulated net realized gain (loss) on investments, written options and foreign
      currency transactions ................................................................          (98,309)           (285,877)
   Net unrealized depreciation on investments, written options and translation of assets and
      liabilities in foreign currency ......................................................         (594,669)           (606,612)
                                                                                                   ----------          ----------
TOTAL NET ASSETS ...........................................................................      $   575,634          $6,070,423
                                                                                                   ==========          ==========
CLASS N:
   Net Assets ..............................................................................      $   575,634          $6,070,423
   Shares of beneficial interest outstanding (unlimited authorization) .....................          130,545             737,000
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ...................................................      $      4.41          $     8.24
                                                                                                   ==========          ==========
CLASS I:
   Net Assets ..............................................................................      $        --          $       --
   Shares of beneficial interest outstanding (unlimited authorization) .....................               --                  --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ...................................................      $        --          $       --
                                                                                                   ==========          ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

  NEW CENTURY      MB ENHANCED       FORTIS                                              TCH
ABSOLUTE RETURN   EQUITY INCOME    REAL ESTATE   MONTAG & CALDWELL     BALANCED     FIXED INCOME
    ETF FUND           FUND           FUND         BALANCED FUND         FUND           FUND
---------------   -------------   ------------   -----------------   ------------   ------------


  $17,202,044      $19,882,059    $ 40,652,329      $19,474,339       $20,246,469    $78,246,180
   (1,598,610)      (4,548,628)    (10,930,986)      (2,034,121)       (2,856,110)    (8,167,131)
  -----------      -----------    ------------      -----------       -----------    -----------
   15,603,434       15,333,431      29,721,343       17,440,218        17,390,359     70,079,049
           --               --             194               --                --             --

       11,571           26,214          23,500           87,594            64,299        721,906
           --               --              --               --                --             --
      140,148           94,000             752            1,814               322        244,714
           --          115,628       1,013,366          213,996           824,689        576,521
        3,040           17,215              --               --                --             --
       30,970           13,509           2,164               94               171            467
  -----------      -----------    ------------      -----------       -----------    -----------
   15,789,163       15,599,997      30,761,319       17,743,716        18,279,840     71,622,657
  -----------      -----------    ------------      -----------       -----------    -----------


           --               --              --               --           218,274             --
           --               --              --               --                --         15,774
    2,018,226          362,630       1,255,656           39,990           335,685      2,785,991
           --               --           2,985          158,433             5,572        101,740
           --               --          20,794            3,817            10,766         10,671
        1,948            1,314           2,099            2,560             4,141          5,279
          804              816             342              999             1,051          2,669
       13,192           13,156          15,738           16,487            16,570         16,625
        1,247           10,939           2,641            2,002             2,348          1,605
        4,846            4,241          12,199           10,162             6,331         17,633
          126               --           1,072              398                --          2,446
          142               67           1,751              398               910          1,345
          653            1,314           5,167            3,869             4,810          5,702
           --          816,561              --               --                --             --
  -----------      -----------    ------------      -----------       -----------    -----------
    2,041,184        1,211,038       1,320,444          239,115           606,458      2,967,480
  -----------      -----------    ------------      -----------       -----------    -----------
  $13,747,979      $14,388,959    $ 29,440,875      $17,504,601       $17,673,382    $68,655,177
  ===========      ===========    ============      ===========       ===========    ===========

  $15,748,127      $18,059,877    $ 53,935,932      $27,036,821       $21,315,366    $84,726,711
       63,413           49,900         615,145         (333,969)          186,323        179,929

     (464,951)         938,753     (14,178,608)      (7,164,130)         (972,197)    (8,084,332)

   (1,598,610)      (4,659,571)    (10,931,594)      (2,034,121)       (2,856,110)    (8,167,131)
  -----------      -----------    ------------      -----------       -----------    -----------
  $13,747,979      $14,388,959    $ 29,440,875      $17,504,601       $17,673,382    $68,655,177
  ===========      ===========    ============      ===========       ===========    ===========

  $13,747,979      $14,388,959    $  6,030,184      $16,585,842       $17,673,382    $42,764,508
    1,591,661        1,777,922         991,651        1,062,774         3,656,616      4,970,843

  $      8.64      $      8.09    $       6.08      $     15.61       $      4.83    $      8.60
  ===========      ===========    ============      ===========       ===========    ===========

  $        --      $        --    $ 23,410,691      $   918,759       $        --    $25,890,669
           --               --       3,848,511           58,997                --      3,009,825

  $        --      $        --    $       6.08      $     15.57       $        --    $      8.60
  ===========      ===========    ============      ===========       ===========    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FOR THE YEAR ENDED OCTOBER 31, 2008

STATEMENTS OF OPERATIONS


                                                                 MONTAG & CALDWELL   VEREDUS SELECT
                                                                    GROWTH FUND        GROWTH FUND
                                                                 -----------------   --------------
INVESTMENT INCOME:
   Dividends .................................................     $  24,166,353      $    542,167
   Less: foreign taxes withheld ..............................                --            (3,518)
   Interest ..................................................                --           173,661
                                                                   -------------      ------------
      Total investment income ................................        24,166,353           712,310
                                                                   -------------      ------------
EXPENSES:
   Investment advisory fees (Note G) .........................        12,363,067           725,571
   Distribution expenses(a) (Note G) .........................         1,831,589           126,730
   Transfer agent fees (Note G) ..............................           862,698           108,262
   Administration fees (Note G) ..............................           938,030            61,708
   Registration expenses .....................................           121,992            30,434
   Custodian fees ............................................            78,062             7,483
   Audit and tax fees ........................................            28,667            18,531
   Legal fees ................................................            89,999             4,881
   Amortization of offering costs (Note B-10) ................                --                --
   Reports to shareholder expense ............................           169,306             9,771
   Trustees fees and related expenses (Note G) ...............           118,887             6,283
   Interest expense (Note H) .................................             5,693                --
   Other expenses ............................................           198,471            11,312
                                                                   -------------      ------------
      Total expenses before waivers/reimbursements ...........        16,806,461         1,110,966
                                                                   -------------      ------------
      Less: Investment advisory fees waived (Note G) .........                --           (31,940)
      Less: Expenses reimbursed (Note G) .....................                --                --
                                                                   -------------      ------------
      Net expenses ...........................................        16,806,461         1,079,026
                                                                   -------------      ------------
NET INVESTMENT INCOME (LOSS) .................................         7,359,892          (366,716)
                                                                   -------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ...................        32,523,865       (22,610,581)
   Net change in unrealized depreciation on investments ......      (664,627,304)      (20,130,969)
                                                                   -------------      ------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...........      (632,103,439)      (42,741,550)
                                                                   -------------      ------------
   NET DECREASE IN NET ASSETS FROM OPERATIONS ................     $(624,743,547)     $(43,108,266)
                                                                   =============      ============

----------
(a) Distribution expense is incurred at the Class N level for all funds except Montag & Caldwell Growth Fund and Growth Fund. The distribution expense for Class N and R of the Montag & Caldwell Growth Fund is $1,817,578 and $14,011 respectively. The distribution expense for Class N and R of the Growth Fund is $268,571 and $3,033 respectively.

(b) Montag & Caldwell Mid Cap Growth Fund commenced investment operations on November 2, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                     OPTIMUM                          TAMRO        RIVER ROAD        OPTIMUM      MONTAG & CALDWELL
                    LARGE CAP          VALUE         ALL CAP      DIVIDEND ALL       MID CAP           MID CAP
 GROWTH FUND    OPPORTUNITY FUND       FUND            FUND      CAP VALUE FUND        FUND         GROWTH FUND(b)
-------------   ----------------   -------------   -----------   --------------   -------------   -----------------

$   3,664,003      $   160,373     $   7,710,968   $   186,880    $  2,312,638    $  12,489,683      $    16,271
           --               --          (106,951)         (273)        (36,342)        (382,963)             (62)
           --               43                --         1,770           7,700              180              126
-------------      -----------     -------------   -----------    ------------    -------------      -----------
    3,664,003          160,416         7,604,017       188,377       2,283,996       12,106,900           16,335
-------------      -----------     -------------   -----------    ------------    -------------      -----------

    2,075,514          124,154         2,531,877       100,042         309,748        6,546,722           19,097
      271,604           38,796           160,952        31,263         110,179        1,924,146            5,617
      203,984           38,386            49,156        29,467          55,488          726,265           16,804
      168,554           22,721           182,270        22,007          39,300          478,563           16,243
       40,888           25,779            30,319        17,952          38,076           77,874           10,001
       21,517            8,873            30,497         4,888           7,960           46,609            5,558
       24,416           18,083            22,337        18,497          18,513           23,125           20,223
       20,763            1,154            21,007           961           3,264           42,339              278
           --               --                --            --              --               --           33,492
       28,981            3,269            16,696         2,892           4,980          110,155              456
       21,923            1,682            23,797         1,332           3,043           58,008              348
       20,948            3,211             1,710            --             438           18,321               --
       46,877            7,695            41,849         6,084           7,182           90,151            2,144
-------------      -----------     -------------   -----------    ------------    -------------      -----------
    2,945,969          293,803         3,112,467       235,385         598,171       10,142,278          130,261
-------------      -----------     -------------   -----------    ------------    -------------      -----------
      (16,524)        (119,883)         (522,630)      (85,322)        (23,150)              --          (19,097)
           --               --                --            --              --               --          (79,711)
-------------      -----------     -------------   -----------    ------------    -------------      -----------
    2,929,445          173,920         2,589,837       150,063         575,021       10,142,278           31,453
-------------      -----------     -------------   -----------    ------------    -------------      -----------
      734,558          (13,504)        5,014,180        38,314       1,708,975        1,964,622          (15,118)
-------------      -----------     -------------   -----------    ------------    -------------      -----------

   (8,478,353)      (4,158,617)       24,041,461      (360,343)     (4,811,635)      10,654,411         (394,115)
 (103,383,285)      (4,452,110)     (150,192,000)   (4,928,345)    (11,651,941)    (454,980,690)        (741,965)
-------------      -----------     -------------   -----------    ------------    -------------      -----------
 (111,861,638)      (8,610,727)     (126,150,539)   (5,288,688)    (16,463,576)    (444,326,279)      (1,136,080)
-------------      -----------     -------------   -----------    ------------    -------------      -----------
$(111,127,080)     $(8,624,231)    $(121,136,359)  $(5,250,374)   $(14,754,601)   $(442,361,657)     $(1,151,198)
=============      ===========     =============   ===========    ============    =============      ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FOR THE YEAR ENDED OCTOBER 31, 2008

STATEMENTS OF OPERATIONS - CONTINUED

                                                                  CLARIVEST        CARDINAL
                                                                   MID CAP         MID CAP
                                                               GROWTH FUND(a)   VALUE FUND(b)
                                                               --------------   -------------
INVESTMENT INCOME:
   Dividends ...............................................      $   4,369       $  16,176
   Less: foreign taxes withheld ............................             --              --
   Interest ................................................            129             270
                                                                  ---------       ---------
      Total investment income ..............................          4,498          16,446
                                                                  ---------       ---------
EXPENSES:
   Investment advisory fees (Note G) .......................          4,117           9,463
   Distribution expenses (Note G) ..........................          1,144           2,628
   Transfer agent fees (Note G) ............................         16,968          17,297
   Administration fees (Note G) ............................         16,832          15,582
   Registration expenses ...................................         10,002          10,002
   Custodian fees ..........................................          5,620           3,539
   Audit and tax fees ......................................         20,221          20,221
   Legal fees ..............................................             40             239
   Amortization of offering costs (Note B-10) ..............         36,710          36,281
   Reports to shareholder expense ..........................            110             183
   Trustees fees and related expenses (Note G) .............            235             276
   Interest expense (Note H) ...............................             --              --
   Other expenses ..........................................          2,344           2,073
                                                                  ---------       ---------
      Total expenses before waivers/reimbursements .........        114,343         117,784
                                                                  ---------       ---------
      Less: Investment advisory fees waived (Note G) .......         (4,117)         (9,463)
      Less: Expenses reimbursed (Note G) ...................       (103,821)        (93,601)
                                                                  ---------       ---------
      Net expenses .........................................          6,405          14,720
                                                                  ---------       ---------
NET INVESTMENT INCOME (LOSS) ...............................         (1,907)          1,726
                                                                  ---------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments ........................       (128,061)        (82,000)
   Net realized loss on foreign currency transactions ......             --              --
   Net change in unrealized depreciation on investments ....        (99,439)       (375,815)
   Net change in unrealized appreciation (depreciation) on
      translation of assets and liabilities denominated in
      foreign currency .....................................             --              --
                                                                  ---------       ---------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .........       (227,500)       (457,815)
                                                                  ---------       ---------
   NET DECREASE IN NET ASSETS FROM OPERATIONS ..............      $(229,407)      $(456,089)
                                                                  =========       =========

----------
(a) ClariVest Mid Cap Growth Fund commenced investment operations on November 2, 2007.

(b) Cardinal Mid Cap Value Fund commenced investment operations on November 2, 2007.

(c) Barings International Fund commenced investment operations on November 2, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

  RIVER ROAD       VEREDUS         TAMRO         RIVER ROAD       NEPTUNE         BARINGS         FORTIS
SMALL-MID CAP    AGGRESSIVE      SMALL CAP       SMALL CAP     INTERNATIONAL   INTERNATIONAL    GLOBAL REAL
     FUND        GROWTH FUND        FUND         VALUE FUND        FUND           FUND(c)       ESTATE FUND
-------------   ------------   -------------   -------------   -------------   -------------   ------------

$  1,156,549    $    458,681   $   5,984,427   $   4,355,929    $   270,166     $   189,013    $    609,248
     (10,768)             --              --         (53,945)       (16,932)        (12,994)        (59,239)
       7,373              --              46           5,153             --           2,232              --
------------    ------------   -------------   -------------    -----------     -----------    ------------
   1,153,154         458,681       5,984,473       4,307,137        253,234         178,251         550,009
------------    ------------   -------------   -------------    -----------     -----------    ------------

     783,304       1,347,936       3,336,623       2,546,901         91,726          62,915         175,972
      19,470         190,986         503,358         470,199            310              --          43,993
      45,963         158,189         229,256         442,030         23,899          17,558          18,026
      57,961          85,281         206,070         162,340         25,764          34,928          40,318
      34,056          30,997          45,489          48,233         32,035          11,332          15,841
      28,815          13,654          18,069          29,186         23,552          55,280          34,501
      18,065          22,603          22,292          22,237         20,223          20,221          20,239
       9,588          10,069          16,241          14,404          2,549           1,839           6,604
      20,958              --              --              --         43,185          38,599          33,183
       9,466          19,821          28,913          61,578          9,045           1,182           1,866
       4,988          10,885          22,442          19,359            996             673           2,086
          --           4,579              --             762             --             389              --
       9,443          44,293          37,310          37,397          3,701           3,344           4,361
------------    ------------   -------------   -------------    -----------     -----------    ------------
   1,042,077       1,939,293       4,466,063       3,854,626        276,985         248,260         396,990
------------    ------------   -------------   -------------    -----------     -----------    ------------
     (44,979)        (72,302)        (69,983)             --        (91,726)        (62,915)       (133,031)
          --              --              --              --        (89,973)       (111,373)             --
------------    ------------   -------------   -------------    -----------     -----------    ------------
     997,098       1,866,991       4,396,080       3,854,626         95,286          73,972         263,959
------------    ------------   -------------   -------------    -----------     -----------    ------------
     156,056      (1,408,310)      1,588,393         452,511        157,948         104,279         286,050
------------    ------------   -------------   -------------    -----------     -----------    ------------

  (5,039,800)    (23,155,591)    (31,736,542)    (36,422,487)      (732,365)     (2,408,614)     (3,541,181)
          --              --              --              --       (114,945)       (163,244)        (56,737)
 (20,074,564)    (58,256,376)   (127,226,809)    (83,796,022)    (6,122,588)     (2,337,267)     (8,335,852)


          --              --              --              --         (4,007)         (2,520)            289
------------    ------------   -------------   -------------    -----------     -----------    ------------
 (25,114,364)    (81,411,967)   (158,963,351)   (120,218,509)    (6,973,905)     (4,911,645)    (11,933,481)
------------    ------------   -------------   -------------    -----------     -----------    ------------
$(24,958,308)   $(82,820,277)  $(157,374,958)  $(119,765,998)   $(6,815,957)    $(4,807,366)   $(11,647,431)
============    ============   =============   =============    ===========     ===========    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FOR THE YEAR ENDED OCTOBER 31, 2008

STATEMENTS OF OPERATIONS - CONTINUED


                                                                  SGA INTERNATIONAL      SMART
                                                                    SMALL-MID CAP     PORTFOLIOS
                                                                       FUND(a)          FUND(b)
                                                                  -----------------   ----------
INVESTMENT INCOME:
   Dividends ..................................................       $  36,853        $  71,787
   Less: foreign taxes withheld ...............................          (2,478)              --
   Interest ...................................................             269            1,039
                                                                      ---------        ---------
      Total investment income .................................          34,644           72,826
                                                                      ---------        ---------
EXPENSES:
   Investment advisory fees (Note G) ..........................          11,097           22,154
   Distribution expenses (Note G) .............................           2,312            6,923
   Transfer agent fees (Note G) ...............................          17,140           16,744
   Administration fees (Note G) ...............................          42,317           12,639
   Registration expenses ......................................          10,002            4,000
   Custodian fees .............................................          25,575            3,265
   Audit and tax fees .........................................          20,221           18,502
   Legal fees .................................................             539              142
   Amortization of offering costs (Note B-10) .................          38,045           54,736
   Reports to shareholder expense .............................           1,182              505
   Trustees fees and related expenses (Note G) ................             269              272
   Interest expense (Note H) ..................................              --              241
   Other expenses .............................................           2,073            1,446
                                                                      ---------        ---------
      Total expenses before waivers/reimbursements ............         170,772          141,569
                                                                      ---------        ---------
      Less: Investment advisory fees waived (Note G) ..........         (11,097)         (22,154)
      Less: Expenses reimbursed (Note G) ......................        (143,029)         (83,175)
                                                                      ---------        ---------
      Net expenses ............................................          16,646           36,240
                                                                      ---------        ---------
NET INVESTMENT INCOME .........................................          17,998           36,586
                                                                      ---------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ....................         (98,309)        (285,877)
   Net realized loss on written option transactions ...........              --               --
   Net realized loss on foreign currency transactions .........          (7,322)              --
   Net change in unrealized depreciation on investments .......        (594,681)        (606,612)
   Net change in unrealized depreciation on written options ...              --               --
   Net change in unrealized appreciation (depreciation) on
      translation of assets and liabilities denominated in
      foreign currency ........................................              12               --
                                                                      ---------        ---------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ............        (700,300)        (892,489)
                                                                      ---------        ---------
   NET DECREASE IN NET ASSETS FROM OPERATIONS .................       $(682,302)       $(855,903)
                                                                      =========        =========

----------
(a) SGA International Small-Mid Cap Fund commenced investment operations on November 2, 2007.

(b)  Smart Portfolios Fund commenced investment operations on January 10, 2008.

(c) New Century Absolute Return ETF Fund commenced investment operations on March 4, 2008.

(d) MB Enhanced Equity Income Fund commenced investment operations on January 15, 2008.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

NEW CENTURY   MB ENHANCED
  ABSOLUTE       EQUITY        FORTIS         MONTAG &                       TCH
   RETURN        INCOME      REAL ESTATE      CALDWELL       BALANCED    FIXED INCOME
ETF FUND(c)     FUND(d)         FUND       BALANCED FUND       FUND          FUND
-----------   -----------   ------------   -------------   -----------   ------------

$    74,509   $   319,189   $  1,163,542    $   177,277    $   232,077   $   185,150
         (3)           --        (17,321)            --             --            --
        486         4,000             --        279,645        511,465     4,554,863
-----------   -----------   ------------    -----------    -----------   -----------
     74,992       323,189      1,146,221        456,922        743,542     4,740,013
-----------   -----------   ------------    -----------    -----------   -----------

     42,774        69,706        555,268        138,320        184,165       461,420
     10,693        24,895         53,864         43,373         65,773       126,863
     14,156        14,916         47,931         44,958         25,107        64,206
     11,763        18,075         48,565         27,036         50,392        66,438
      5,034         7,169         24,897         26,976         18,414        27,401
      3,522        33,622          8,453          4,436          7,705         6,549
     18,501        18,466         21,497         22,737         22,859        22,914
         56           297          4,252          1,328          2,672         5,851
     52,587        46,882             --             --             --            --
        208           241          6,491          1,857          3,394         6,688
        300           553          4,524          1,327          2,748         5,815
         --            --             86             --          2,817            --
      1,655         2,657         11,510          6,470          7,732        12,252
-----------   -----------   ------------    -----------    -----------   -----------
    161,249       237,479        787,338        318,818        393,778       806,397
-----------   -----------   ------------    -----------    -----------   -----------
    (42,774)      (69,706)      (111,488)       (72,576)            --      (346,661)
    (54,309)      (58,235)            --             --             --            --
-----------   -----------   ------------    -----------    -----------   -----------
     64,166       109,538        675,850        246,242        393,778       459,736
-----------   -----------   ------------    -----------    -----------   -----------
     10,826       213,651        470,371        210,680        349,764     4,280,277
-----------   -----------   ------------    -----------    -----------   -----------

   (464,951)     (261,385)   (13,919,041)       120,418       (559,417)   (1,680,037)
         --     1,200,138             --             --             --            --
         --            --        (66,483)            --             --            --
 (1,598,610)   (4,548,628)   (14,560,895)    (5,028,369)    (6,647,417)   (7,551,902)
         --      (110,943)            --             --             --            --


         --            --         (2,132)            --             --            --
-----------   -----------   ------------    -----------    -----------   -----------
 (2,063,561)   (3,720,818)   (28,548,551)    (4,907,951)    (7,206,834)   (9,231,939)
-----------   -----------   ------------    -----------    -----------   -----------
$(2,052,735)  $(3,507,167)  $(28,078,180)   $(4,697,271)   $(6,857,070)  $(4,951,662)
===========   ===========   ============    ===========    ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       MONTAG & CALDWELL               VEREDUS SELECT
                                                                         GROWTH FUND                    GROWTH FUND
                                                               -------------------------------   --------------------------
                                                                   YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,
                                                               -------------------------------   --------------------------
                                                                    2008             2007            2008          2007
                                                               --------------   --------------   ------------   -----------
NET ASSETS AT BEGINNING OF PERIOD ..........................   $2,018,011,931   $2,093,475,923   $ 53,999,458   $35,702,444
                                                               --------------   --------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ............................        7,359,892        7,654,393       (366,716)     (239,747)
   Net realized gain (loss) on investments .................       32,523,865      270,312,389    (22,610,581)    8,669,732
   Net change in unrealized appreciation (depreciation)
      on investments .......................................     (664,627,304)     172,125,874    (20,130,969)    2,621,695
                                                               --------------   --------------   ------------   -----------
      Net increase (decrease) in net assets from
         operations ........................................     (624,743,547)     450,092,656    (43,108,266)   11,051,680
                                                               --------------   --------------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ..............................................       (1,193,382)      (1,695,975)            --            --
      Class I ..............................................       (2,957,565)      (5,870,562)            --            --
      Class R ..............................................           (3,674)          (2,532)            --            --
   Net realized gain on investments:
      Class N ..............................................      (98,653,826)      (5,661,531)    (7,627,866)           --
      Class I ..............................................     (164,914,941)      (8,346,214)      (486,367)           --
      Class R ..............................................         (522,637)          (3,905)            --            --
                                                               --------------   --------------   ------------   -----------
         Total distributions ...............................     (268,246,025)     (21,580,719)    (8,114,233)           --
                                                               --------------   --------------   ------------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ..............................................      359,177,323      206,823,862     21,160,777    14,465,000
      Class I ..............................................      320,234,151      261,056,157     66,159,989     1,682,693
      Class R ..............................................        3,226,527        3,626,234             --            --
   Proceeds from reinvestment of distributions:
      Class N ..............................................       94,326,188        6,936,711      7,520,953            --
      Class I ..............................................      152,386,318       12,602,328        486,367            --
      Class R ..............................................          524,046            6,321             --            --
   Cost of shares redeemed:
      Class N ..............................................     (244,529,342)    (468,614,678)   (10,945,698)   (8,893,097)
      Class I ..............................................     (446,205,259)    (525,694,386)    (3,977,688)       (9,262)
      Class R ..............................................       (6,320,732)        (718,478)            --            --
                                                               --------------   --------------   ------------   -----------
         Net increase (decrease) from capital share
            transactions ...................................      232,819,220     (503,975,929)    80,404,700     7,245,334
                                                               --------------   --------------   ------------   -----------
         Total increase (decrease) in net assets ...........     (660,170,352)     (75,463,992)    29,182,201    18,297,014
                                                               --------------   --------------   ------------   -----------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .............   $1,357,841,579   $2,018,011,931   $ 83,181,659   $53,999,458
                                                               ==============   ==============   ============   ===========
      (A) Undistributed net investment income ..............   $    3,887,167   $      684,227   $         --   $        --
                                                               ==============   ==============   ============   ===========

----------
(a) Optimum Large Cap Opportunity Fund commenced investment operations on December 28, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                    OPTIMUM LARGE CAP
         GROWTH FUND                 OPPORTUNITY FUND                 VALUE FUND
-----------------------------   ---------------------------   ----------------------------
   YEARS ENDED OCTOBER 31,       YEAR ENDED    PERIOD ENDED      YEARS ENDED OCTOBER 31,
-----------------------------    OCTOBER 31,    OCTOBER 31,   ----------------------------
     2008            2007           2008          2007(a)          2008           2007
-------------   -------------   ------------   ------------   -------------   ------------
$ 420,377,974   $ 908,528,310   $ 40,563,288   $         --   $ 419,500,562   $351,485,956
-------------   -------------   ------------   ------------   -------------   ------------

      734,558       2,393,486        (13,504)       (16,334)      5,014,180      5,734,556
   (8,478,353)    101,428,826     (4,158,617)      (901,744)     24,041,461     37,795,837

 (103,383,285)    (44,663,984)    (4,452,110)     2,810,836    (150,192,000)    17,338,560
-------------   -------------   ------------   ------------   -------------   ------------

 (111,127,080)     59,158,328     (8,624,231)     1,892,758    (121,136,359)    60,868,953
-------------   -------------   ------------   ------------   -------------   ------------


      (19,419)       (422,055)       (26,900)            --        (913,797)    (1,640,053)
     (478,591)     (1,969,081)            --             --      (4,054,890)    (4,269,042)
           --              --             --             --              --             --

  (40,457,129)    (49,264,625)            --             --     (11,662,570)    (4,166,904)
  (59,169,640)    (53,556,304)            --             --     (26,129,365)    (9,982,842)
     (173,029)       (203,793)            --             --              --             --
-------------   -------------   ------------   ------------   -------------   ------------
 (100,297,808)   (105,415,858)       (26,900)            --     (42,760,622)   (20,058,841)
-------------   -------------   ------------   ------------   -------------   ------------


   11,902,983      60,677,810      4,077,900     52,214,049      27,856,409     53,673,402
      261,560      18,992,254             --             --          10,002        120,000
      363,288         309,771             --             --              --             --

   35,329,298      43,557,499         25,914             --      12,541,877      5,744,218
   58,833,489      54,244,184             --             --      30,184,255     14,251,884
      103,773         178,214             --             --              --             --

  (75,324,977)   (359,042,719)   (32,325,235)   (13,543,519)   (117,804,416)   (45,784,341)
  (51,257,529)   (259,425,670)            --             --              --       (800,669)
     (203,771)     (1,384,149)            --             --              --             --
-------------   -------------   ------------   ------------   -------------   ------------

  (19,991,886)   (441,892,806)   (28,221,421)    38,670,530     (47,211,873)    27,204,494
-------------   -------------   ------------   ------------   -------------   ------------
 (231,416,774)   (488,150,336)   (36,872,552)    40,563,288    (211,108,854)    68,014,606
-------------   -------------   ------------   ------------   -------------   ------------
$ 188,961,200   $ 420,377,974   $  3,690,736   $ 40,563,288   $ 208,391,708   $419,500,562
=============   =============   ============   ============   =============   ============
$     529,040   $     295,191   $         --   $     26,085   $     198,951   $    154,020
=============   =============   ============   ============   =============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds


                                                                                                  RIVER ROAD DIVIDEND
                                                                      TAMRO ALL CAP FUND           ALL CAP VALUE FUND
                                                                  -------------------------   ---------------------------
                                                                   YEARS ENDED OCTOBER 31,       YEARS ENDED OCTOBER 31,
                                                                  -------------------------   ---------------------------
                                                                      2008         2007           2008           2007
                                                                  -----------   -----------   ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD .............................   $15,358,608   $15,863,669   $ 32,510,238   $ 15,899,329
                                                                  -----------   -----------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss) ...............................        38,314        38,177      1,708,975      1,241,569
   Net realized gain (loss) on investments ....................      (360,343)    1,223,493     (4,811,635)     1,173,536
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................    (4,928,345)    1,169,317    (11,651,941)        82,377
                                                                  -----------   -----------   ------------   ------------
      Net increase (decrease) in net assets from operations ...    (5,250,374)    2,430,987    (14,754,601)     2,497,482
                                                                  -----------   -----------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .................................................        (8,963)      (36,680)    (1,335,727)    (1,004,255)
      Class I .................................................            --            --         (5,757)        (2,551)
   Return of Capital:
      Class N .................................................            --            --        (24,094)            --
      Class I .................................................            --            --           (104)            --
   Net realized gain on investments:
      Class N .................................................    (1,219,876)   (1,853,376)    (1,677,293)      (200,230)
      Class I .................................................            --            --        (10,432)            --
                                                                  -----------   -----------   ------------   ------------
         Total distributions ..................................    (1,228,839)   (1,890,056)    (3,053,407)    (1,207,036)
                                                                  -----------   -----------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .................................................     1,073,875     1,668,134     56,532,683     40,324,007
      Class I .................................................            --            --          1,511        200,374
   Proceeds from reinvestment of distributions:
      Class N .................................................     1,188,304     1,804,294      2,762,921      1,141,486
      Class I .................................................            --            --         16,293          2,551
   Cost of shares redeemed:
      Class N .................................................    (2,579,481)   (4,518,420)   (22,366,887)   (26,347,941)
      Class I .................................................            --            --             --            (14)
                                                                  -----------   -----------   ------------   ------------
         Net increase (decrease) from capital share
            transactions ......................................      (317,302)   (1,045,992)    36,946,521     15,320,463
                                                                  -----------   -----------   ------------   ------------
         Total increase (decrease) in net assets ..............    (6,796,515)     (505,061)    19,138,513     16,610,909
                                                                  -----------   -----------   ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................   $ 8,562,093   $15,358,608   $ 51,648,751   $ 32,510,238
                                                                  ===========   ===========   ============   ============
   (A) Undistributed (distributions in excess of)
       net investment income ..................................   $    30,808   $     1,497   $     (3,961)  $     10,984
                                                                  ===========   ===========   ============   ============

---------
(a) Montag & Caldwell Mid Cap Growth Fund commenced investment operations on November 2, 2007.

(b) ClariVest Mid Cap Growth Fund commenced investment operations on November 2, 2007.

(c) Cardinal Mid Cap Value Fund commenced investment operations on November 2, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                MONTAG & CALDWELL     CLARIVEST      CARDINAL
                                     MID CAP           MID CAP        MID CAP
    OPTIMUM MID CAP FUND           GROWTH FUND       GROWTH FUND    VALUE FUND
-----------------------------   -----------------   ------------   ------------
   YEARS ENDED OCTOBER 31,        PERIOD ENDED      PERIOD ENDED   PERIOD ENDED
-----------------------------      OCTOBER 31,       OCTOBER 31,    OCTOBER 31,
    2008             2007            2008(a)           2008(b)        2008(c)
-------------   -------------   -----------------   ------------   ------------
$ 949,727,581   $ 659,560,772      $        --       $      --     $        --
-------------   -------------      -----------       ---------     -----------

    1,964,622        (362,517)         (15,118)         (1,907)          1,726
   10,654,411      65,575,017         (394,115)       (128,061)        (82,000)

 (454,980,690)    127,454,856         (741,965)        (99,439)       (375,815)
-------------   -------------      -----------       ---------     -----------
 (442,361,657)    192,667,356       (1,151,198)       (229,407)       (456,089)
-------------   -------------      -----------       ---------     -----------


           --              --               --              --              --
           --              --               --              --              --

           --              --               --              --              --
           --              --               --              --              --

  (56,429,414)    (39,625,724)              --              --              --
   (8,542,028)     (5,925,649)              --              --              --
-------------   -------------      -----------       ---------     -----------
  (64,971,442)    (45,551,373)              --              --              --
-------------   -------------      -----------       ---------     -----------


  382,563,505     324,393,604        3,025,312         544,074       1,238,874
   68,718,434      42,062,063               --              --              --

   53,046,328      36,513,916               --              --              --
    7,190,803       5,039,035               --              --              --

 (317,844,577)   (243,055,111)         (59,545)             (8)             (9)
  (34,007,562)    (21,902,681)              --              --              --
-------------   -------------      -----------       ---------     -----------

  159,666,931     143,050,826        2,965,767         544,066       1,238,865
-------------   -------------      -----------       ---------     -----------
 (347,666,168)    290,166,809        1,814,569         314,659         782,776
-------------   -------------      -----------       ---------     -----------
$ 602,061,413   $ 949,727,581      $ 1,814,569       $ 314,659     $   782,776
=============   =============      ===========       =========     ===========

$   1,964,622   $          --      $    18,374       $  34,803     $    38,007
=============   =============      ===========       =========     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                           RIVER ROAD                 VEREDUS AGGRESSIVE
                                                                       SMALL-MID CAP FUND                GROWTH FUND
                                                                  ---------------------------   -----------------------------
                                                                   YEAR ENDED    PERIOD ENDED      YEARS ENDED OCTOBER 31,
                                                                   OCTOBER 31,    OCTOBER 31,   -----------------------------
                                                                      2008          2007(a)          2008            2007
                                                                  ------------   ------------   -------------   -------------
NET ASSETS AT BEGINNING OF PERIOD .............................   $ 17,774,666   $        --    $ 230,745,446   $ 517,810,019
                                                                  ------------   -----------    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
      Net investment income (loss) ............................        156,056        19,361       (1,408,310)     (3,407,758)
      Net realized gain (loss) on investments and
         foreign currency transactions ........................     (5,039,800)     (266,346)     (23,155,591)     58,564,203
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currency ..........    (20,074,564)      100,594      (58,256,376)     17,735,790
                                                                  ------------   -----------    -------------   -------------
      Net increase (decrease) in net assets from operations ...    (24,958,308)     (146,391)     (82,820,277)     72,892,235
                                                                  ------------   -----------    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .................................................             --            --               --              --
      Class I .................................................        (58,969)           --               --              --
   Net realized gain on investments:
      Class N .................................................             --            --      (27,985,957)    (20,581,456)
      Class I .................................................             --            --      (26,198,976)     (9,299,234)
                                                                  ------------   -----------    -------------   -------------
         Total distributions ..................................        (58,969)           --      (54,184,933)    (29,880,690)
                                                                  ------------   -----------    -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .................................................     25,523,544    15,031,664       10,616,263      21,752,210
      Class I .................................................    118,090,164     9,037,159       23,833,681      31,028,220
   Proceeds from reinvestment of distributions:
      Class N .................................................             --            --       26,256,385      19,760,405
      Class I .................................................         54,508            --       24,448,984       7,691,304
   Cost of shares redeemed:
      Class N .................................................     (7,792,472)   (4,843,420)     (32,951,858)   (314,715,342)
      Class I .................................................    (17,917,294)   (1,304,346)     (86,075,598)    (95,592,915)
                                                                  ------------   -----------    -------------   -------------
         Net increase (decrease) from capital share
            transactions ......................................    117,958,450    17,921,057      (33,872,143)   (330,076,118)
                                                                  ------------   -----------    -------------   -------------
         Total increase (decrease) in net assets ..............     92,941,173    17,774,666     (170,877,353)   (287,064,573)
                                                                  ------------   -----------    -------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................   $110,715,839   $17,774,666    $  59,868,093   $ 230,745,446
                                                                  ============   ===========    =============   =============
   (A) Undistributed net investment income ....................   $    167,978   $    49,540    $          --   $          --
                                                                  ============   ===========    =============   =============

----------
(a) River Road Small-Mid Cap Fund commenced investment operations on March 29, 2007.

(b)  Neptune International Fund commenced investment operations on August 6,
     2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

            TAMRO                         RIVER ROAD                      NEPTUNE
        SMALL CAP FUND               SMALL CAP VALUE FUND           INTERNATIONAL FUND
-----------------------------   -----------------------------   --------------------------
   YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,       YEAR ENDED   PERIOD ENDED
-----------------------------   -----------------------------   OCTOBER 31,    OCTOBER 31,
     2008            2007            2008            2007           2008         2007(b)
-------------   -------------   -------------   -------------   -----------   ------------
$ 372,301,855   $ 246,443,981   $ 302,220,867   $ 167,437,729   $ 2,369,665    $       --
-------------   -------------   -------------   -------------   -----------    ----------

    1,588,393      (1,007,227)        452,511       1,162,632       157,948         5,791

  (31,736,542)     17,098,675     (36,422,487)     10,911,883      (847,310)        3,080


 (127,226,809)     21,468,409     (83,796,022)      6,725,594    (6,126,595)      410,555
-------------   -------------   -------------   -------------   -----------    ----------
 (157,374,958)     37,559,857    (119,765,998)     18,800,109    (6,815,957)      419,426
-------------   -------------   -------------   -------------   -----------    ----------


           --              --         (37,949)       (983,703)           --            --
           --              --         (44,332)       (240,447)      (28,222)           --

  (10,737,284)    (10,988,047)     (8,476,846)     (2,150,824)           --            --
   (6,479,414)     (4,397,871)     (2,898,349)        (29,168)           --            --
-------------   -------------   -------------   -------------   -----------    ----------
  (17,216,698)    (15,385,918)    (11,457,476)     (3,404,142)      (28,222)           --
-------------   -------------   -------------   -------------   -----------    ----------


  109,183,845     138,693,473     102,025,124     214,386,993       432,275            --
  245,253,420     110,501,288     106,971,828      68,417,236    13,051,300     1,950,251

    9,961,962      10,175,793       7,800,405       2,821,696            --            --
    3,216,594       2,712,397       2,357,643         192,604        22,153            --

 (109,019,877)   (110,045,531)   (101,232,051)   (162,304,426)       (1,731)           --
  (57,942,360)    (48,353,485)    (14,009,038)     (4,126,932)     (426,908)          (12)
-------------   -------------   -------------   -------------   -----------    ----------

  200,653,584     103,683,935     103,913,911     119,387,171    13,077,089     1,950,239
-------------   -------------   -------------   -------------   -----------    ----------
   26,061,928     125,857,874     (27,309,563)    134,783,138     6,232,910     2,369,665
-------------   -------------   -------------   -------------   -----------    ----------
$ 398,363,783   $ 372,301,855   $ 274,911,304   $ 302,220,867   $ 8,602,575    $2,369,665
=============   =============   =============   =============   ===========    ==========
$     607,640   $     131,380   $     282,201   $      81,448   $    86,551    $   28,215
=============   =============   =============   =============   ===========    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                                                                     SGA
                                                                     BARINGS                                    INTERNATIONAL
                                                                  INTERNATIONAL          FORTIS GLOBAL            SMALL-MID
                                                                       FUND             REAL ESTATE FUND           CAP FUND
                                                                  -------------   ---------------------------   -------------
                                                                   PERIOD ENDED    YEAR ENDED    PERIOD ENDED    PERIOD ENDED
                                                                   OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                     2008(a)          2008          2007(b)        2008(c)
                                                                  -------------   ------------   ------------   -------------
NET ASSETS AT BEGINNING OF PERIOD .............................    $        --    $ 21,634,605   $        --     $       --
                                                                   -----------    ------------   -----------     ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ......................................        104,279         286,050       107,203         17,998
   Net realized gain (loss) on investments,
      written options and foreign currency transactions .......     (2,571,858)     (3,597,918)       33,272       (105,631)
   Net change in unrealized appreciation (depreciation)
      on investments, written options and translation
      of assets and liabilities denominated in
      foreign currency ........................................     (2,339,787)     (8,335,563)    1,963,895       (594,669)
                                                                   -----------    ------------   -----------     ----------
      Net increase (decrease) in net assets from
         operations ...........................................     (4,807,366)    (11,647,431)    2,104,370       (682,302)
                                                                   -----------    ------------   -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .................................................             --        (284,084)           --             --
      Class I .................................................             --              --            --             --
   Net realized gain on investments:
      Class N .................................................             --         (95,347)           --             --
      Class I .................................................             --              --            --             --
                                                                   -----------    ------------   -----------     ----------
         Total distributions ..................................             --        (379,431)           --             --
                                                                   -----------    ------------   -----------     ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .................................................             --       1,640,792    19,530,246      1,278,874
      Class I .................................................     13,102,841              --            --             --
   Proceeds from reinvestment of distributions:
      Class N .................................................             --           1,139            --             --
      Class I .................................................             --              --            --             --
   Cost of shares redeemed:
      Class N .................................................             --         (62,525)          (11)       (20,938)
      Class I .................................................     (2,778,042)             --            --             --
                                                                   -----------    ------------   -----------     ----------
         Net increase (decrease) from capital share
            transactions ......................................     10,324,799       1,579,406    19,530,235      1,257,936
                                                                   -----------    ------------   -----------     ----------
         Total increase (decrease) in net assets ..............      5,517,433     (10,447,456)   21,634,605        575,634
                                                                   -----------    ------------   -----------     ----------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................    $ 5,517,433    $ 11,187,149   $21,634,605     $  575,634
                                                                   ===========    ============   ===========     ==========
   (A) Undistributed (distributions in excess of) net
      investment income .......................................    $        --    $     71,174   $   236,290     $   48,721
                                                                   ===========    ============   ===========     ==========

----------
(a) Barings International Fund commenced investment operations on November 2, 2007.

(b) Fortis Global Real Estate Fund commenced investment operations on August 3, 2007.

(c) SGA International Small-Mid Cap Fund commenced investment operations on November 2, 2007.

(d)  Smart Portfolios Fund commenced investment operations on January 10, 2008.

(e) New Century Absolute Return ETF Fund commenced investment operations on March 4, 2008.

(f) MB Enhanced Equity Income Fund commenced investment operations on January 15, 2008.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

    SMART        NEW CENTURY           MB
 PORTFOLIOS    ABSOLUTE RETURN   ENHANCED EQUITY              FORTIS                  MONTAG & CALDWELL
    FUND          ETF FUND         INCOME FUND           REAL ESTATE FUND               BALANCED FUND
------------   ---------------   ---------------   ---------------------------   --------------------------
PERIOD ENDED    PERIOD ENDED      PERIOD ENDED       YEARS ENDED OCTOBER 31,       YEARS ENDED OCTOBER 31,
 OCTOBER 31,     OCTOBER 31,       OCTOBER 31,     ---------------------------   --------------------------
   2008(d)         2008(e)           2008(f)           2008           2007           2008          2007
------------   ---------------   ---------------   ------------   ------------   -----------   ------------
$        --      $        --       $        --     $ 90,668,373   $118,531,381   $17,860,943   $ 30,995,506
-----------      -----------       -----------     ------------   ------------   -----------   ------------

     36,586           10,826           213,651          470,371      2,146,880       210,680        246,465

   (285,877)        (464,951)          938,753      (13,985,524)    21,085,423       120,418      2,799,854



   (606,612)      (1,598,610)       (4,659,571)     (14,563,027)   (25,235,500)   (5,028,369)       105,356
-----------      -----------       -----------     ------------   ------------   -----------   ------------

   (855,903)      (2,052,735)       (3,507,167)     (28,078,180)    (2,003,197)   (4,697,271)     3,151,675
-----------      -----------       -----------     ------------   ------------   -----------   ------------


    (37,610)              --          (210,633)        (262,056)      (190,594)     (226,864)      (240,860)
         --               --                --         (337,509)      (164,987)      (16,943)       (74,233)

         --               --                --      (12,004,865)   (15,755,762)           --             --
         --               --                --      (10,600,029)    (9,790,333)           --             --
-----------      -----------       -----------     ------------   ------------   -----------   ------------
    (37,610)              --          (210,633)     (23,204,459)   (25,901,676)     (243,807)      (315,093)
-----------      -----------       -----------     ------------   ------------   -----------   ------------


 10,231,848       18,396,559        18,939,337        4,653,383     25,180,278    10,014,274      1,776,744
         --               --                --               --         55,849       103,774        640,027

     37,578               --            80,537       12,082,216     15,714,374       205,276        235,427
         --               --                --       10,937,524      9,955,320        16,798         73,386

 (3,305,490)      (2,595,845)         (913,115)     (37,617,982)   (46,588,908)   (5,661,808)   (11,220,097)
         --               --                --               --     (4,275,048)      (93,578)    (7,476,632)
-----------      -----------       -----------     ------------   ------------   -----------   ------------

  6,963,936       15,800,714        18,106,759       (9,944,859)        41,865     4,584,736    (15,971,145)
-----------      -----------       -----------     ------------   ------------   -----------   ------------
  6,070,423       13,747,979        14,388,959      (61,227,498)   (27,863,008)     (356,342)   (13,134,563)
-----------      -----------       -----------     ------------   ------------   -----------   ------------
$ 6,070,423      $13,747,979       $14,388,959     $ 29,440,875   $ 90,668,373   $17,504,601   $ 17,860,943
===========      ===========       ===========     ============   ============   ===========   ============

$    53,712      $    63,413       $    49,900     $    615,145   $    448,178   $  (333,969)  $   (328,742)
===========      ===========       ===========     ============   ============   ===========   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                         BALANCED FUND             TCH FIXED INCOME FUND
                                                                  ---------------------------   ---------------------------
                                                                    YEARS ENDED OCTOBER 31,       YEARS ENDED OCTOBER 31,
                                                                  ---------------------------   ---------------------------
                                                                      2008           2007           2008           2007
                                                                  ------------   ------------   ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD .............................   $ 35,923,985   $ 60,831,234   $ 91,979,543   $120,243,877
                                                                  ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ......................................        349,764        630,089      4,280,277      5,065,054
   Net realized gain (loss) on investments ....................       (559,417)     6,181,989     (1,680,037)     2,201,858
   Net change in unrealized depreciation on
      investments .............................................     (6,647,417)    (2,481,379)    (7,551,902)      (480,477)
                                                                  ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets from
         operations ...........................................     (6,857,070)     4,330,699     (4,951,662)     6,786,435
                                                                  ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .................................................       (396,405)      (705,675)    (2,622,635)    (3,051,522)
      Class I .................................................             --             --     (1,780,523)    (2,229,363)
   Net realized gain on investments:
      Class N .................................................     (5,993,129)   (17,246,611)            --             --
                                                                  ------------   ------------   ------------   ------------
         Total distributions ..................................     (6,389,534)   (17,952,286)    (4,403,158)    (5,280,885)
                                                                  ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .................................................      1,669,881      4,106,378     12,409,629     10,675,012
      Class I .................................................             --             --      4,645,377      5,492,323
   Proceeds from reinvestment of distributions:
      Class N .................................................      6,366,439     17,742,884      2,489,637      2,902,724
      Class I .................................................             --             --      1,264,040      1,164,156
   Cost of shares redeemed:
      Class N .................................................    (13,040,319)   (33,134,924)   (19,017,029)   (38,979,747)
      Class I .................................................             --             --    (15,761,200)   (11,024,352)
                                                                  ------------   ------------   ------------   ------------
         Net decrease from capital share transactions .........     (5,003,999)   (11,285,662)   (13,969,546)   (29,769,884)
                                                                  ------------   ------------   ------------   ------------
         Total decrease in net assets .........................    (18,250,603)   (24,907,249)   (23,324,366)   (28,264,334)
                                                                  ------------   ------------   ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................   $ 17,673,382   $ 35,923,985   $ 68,655,177   $ 91,979,543
                                                                  ============   ============   ============   ============
   (A) Undistributed (distributions in excess of) net
      investment income .......................................   $    186,323   $    (36,731)  $    179,929   $   (672,070)
                                                                  ============   ============   ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL GROWTH FUND - CLASS N                         OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                    YEAR         YEAR         YEAR         YEAR         YEAR
                                                    ENDED        ENDED       ENDED         ENDED       ENDED
                                                  10/31/08     10/31/07     10/31/06     10/31/05     10/31/04
                                                  --------     --------     --------     --------    ----------
Net Asset Value, Beginning of period ...........  $  31.51     $  25.15     $  23.35     $  21.53    $    20.74
                                                  --------     --------     --------     --------    ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ....................      0.07(a)      0.06(a)      0.07(a)      0.05(a)       0.04(a)
      Net realized and unrealized gain (loss)
         on investments ........................     (8.66)        6.54         1.80         1.83          0.77
                                                  --------     --------     --------     --------    ----------
         Total from investment operations ......     (8.59)        6.60         1.87         1.88          0.81
                                                  --------     --------     --------     --------    ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income .....................     (0.05)       (0.06)       (0.07)       (0.06)        (0.02)
      Distributions from net realized gain
         on investments ........................     (4.03)       (0.18)          --           --            --
                                                  --------     --------     --------     --------    ----------
         Total distributions ...................     (4.08)       (0.24)       (0.07)       (0.06)        (0.02)
                                                  --------     --------     --------     --------    ----------
Net increase (decrease) in net asset value .....    (12.67)        6.36         1.80         1.82          0.79
                                                  --------     --------     --------     --------    ----------
Net Asset Value, End of period .................  $  18.84     $  31.51     $  25.15     $  23.35    $    21.53
                                                  ========     ========     ========     ========    ==========
TOTAL RETURN ...................................    (31.13)%      26.41%        8.02%        8.72%         3.89%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........  $602,905     $759,567     $846,100     $992,229    $1,018,935
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
          expenses by Adviser ..................      1.08%(b)     1.07%(b)     1.06%(b)     1.03%         1.02%
      After reimbursement and/or waiver of
          expenses by Adviser ..................      1.08%(b)     1.07%(b)     1.06%(b)     1.03%         1.02%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................      0.26%        0.23%        0.28%        0.20%         0.20%
      After reimbursement and/or waiver of
         expenses by Adviser ...................      0.26%        0.23%        0.28%        0.20%         0.20%
   Portfolio Turnover ..........................     52.32%       69.02%       68.74%       52.16%        52.86%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL GROWTH FUND - CLASS I                         OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                    YEAR          YEAR           YEAR           YEAR          YEAR
                                                    ENDED         ENDED          ENDED          ENDED        ENDED
                                                  10/31/08      10/31/07       10/31/06       10/31/05      10/31/04
                                                  --------     ----------     ----------     ----------    ----------
Net Asset Value, Beginning of period ...........  $  31.61     $    25.24     $    23.44     $    21.61    $    20.84
                                                  --------     ----------     ----------     ----------    ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ....................      0.13(a)        0.14(a)        0.13(a)        0.11(a)       0.10(a)
      Net realized and unrealized gain (loss)
         on investments ........................     (8.70)          6.55           1.82           1.83          0.77
                                                  --------     ----------     ----------     ----------    ----------
         Total from investment operations ......     (8.57)          6.69           1.95           1.94          0.87
                                                  --------     ----------     ----------     ----------    ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income .....................     (0.07)         (0.14)         (0.15)         (0.11)        (0.10)
      Distributions from net realized gain
         on investments ........................     (4.03)         (0.18)            --             --            --
                                                  --------     ----------     ----------     ----------    ----------
         Total distributions ...................     (4.10)         (0.32)         (0.15)         (0.11)        (0.10)
                                                  --------     ----------     ----------     ----------    ----------
Net increase (decrease) in net asset value .....    (12.67)          6.37           1.80           1.83          0.77
                                                  --------     ----------     ----------     ----------    ----------
Net Asset Value, End of period .................  $  18.94     $    31.61     $    25.24     $    23.44    $    21.61
                                                  ========     ==========     ==========     ==========    ==========
TOTAL RETURN ...................................    (30.96)%        26.72%          8.36%          8.99%         4.19%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........  $754,671     $1,254,382     $1,246,683     $1,727,848    $2,184,511
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................      0.83%(b)       0.79%(b)       0.78%(b)       0.75%         0.74%
      After reimbursement and/or waiver of
         expenses by Adviser ...................      0.83%(b)       0.79%(b)       0.78%(b)       0.75%         0.74%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................      0.51%          0.51%          0.56%          0.48%         0.48%
      After reimbursement and/or waiver of
         expenses by Adviser ...................      0.51%          0.51%          0.56%          0.48%         0.48%
   Portfolio Turnover ..........................     52.32%         69.02%         68.74%         52.16%        52.86%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL GROWTH FUND - CLASS R                         OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                    YEAR          YEAR         YEAR       YEAR       YEAR
                                                    ENDED         ENDED        ENDED      ENDED     ENDED
                                                  10/31/08      10/31/07     10/31/06   10/31/05   10/31/04
                                                  --------      --------     --------   --------   --------
Net Asset Value, Beginning of period ...........  $ 31.33       $25.04       $23.23     $21.43     $20.69
                                                  -------       ------       ------     ------     ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) .............       --(a)(b)     --(a)(b)   0.01(a)   (0.01)(a)  (0.01)(a)
      Net realized and unrealized gain (loss)
         on investments ........................    (8.58)        6.49         1.80       1.83       0.77
                                                  -------       ------       ------     ------     ------
         Total from investment operations ......    (8.58)        6.49         1.81       1.82       0.76
                                                  -------       ------       ------     ------     ------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income .....................    (0.03)       (0.02)          --      (0.02)     (0.02)
      Distributions from net realized gain
         on investments ........................    (4.03)       (0.18)          --         --         --
                                                  -------       ------       ------     ------     ------
         Total distributions ...................    (4.06)       (0.20)          --      (0.02)     (0.02)
                                                  -------       ------       ------     ------     ------
Net increase (decrease) in net asset value .....   (12.64)        6.29         1.81       1.80       0.74
                                                  -------       ------       ------     ------     ------
Net Asset Value, End of period .................  $ 18.69       $31.33       $25.04     $23.23     $21.43
                                                  =======       ======       ======     ======     ======
TOTAL RETURN ...................................   (31.28)%      26.06%        7.79%      8.50%      3.65%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........  $   266       $4,062       $  693     $  703     $  459
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................     1.33%(c)     1.29%(c)     1.28%(c)   1.25%      1.24%
      After reimbursement and/or waiver of
         expenses by Adviser ...................     1.33%(c)     1.29%(c)     1.28%(c)   1.25%      1.24%
   Ratios of net investment income (loss)
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................     0.01%        0.01%        0.06%     (0.02)%    (0.02)%
      After reimbursement and/or waiver of
         expenses by Adviser ...................     0.01%        0.01%        0.06%     (0.02)%    (0.02)%
   Portfolio Turnover ..........................    52.32%       69.02%       68.74%     52.16%     52.86%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)  Represents less than $0.005 per share.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS SELECT GROWTH FUND - CLASS N                            OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                    YEAR      YEAR      YEAR        YEAR      YEAR
                                                    ENDED     ENDED     ENDED       ENDED     ENDED
                                                  10/31/08  10/31/07  10/31/06    10/31/05  10/31/04
                                                  --------  --------  --------    --------  --------
Net Asset Value, Beginning of period ...........  $ 16.77   $ 13.08   $ 11.88     $ 10.31   $  9.33
                                                  -------   -------   -------     -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ......................    (0.06)    (0.08)    (0.03)(a)   (0.02)    (0.06)
      Net realized and unrealized gain (loss)
         on investments ........................    (5.60)     3.77      1.24        1.59      1.04
                                                  -------   -------   -------     -------   -------
         Total from investment operations ......    (5.66)     3.69      1.21        1.57      0.98
                                                  -------   -------   -------     -------   -------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain
         on investments ........................    (2.42)       --     (0.01)         --        --
                                                  -------   -------   -------     -------   -------
         Total distributions ...................    (2.42)       --     (0.01)         --        --
                                                  -------   -------   -------     -------   -------
Net increase (decrease) in net asset value .....    (8.08)     3.69      1.20        1.57      0.98
                                                  -------   -------   -------     -------   -------
Net Asset Value, End of period .................  $  8.69   $ 16.77   $ 13.08     $ 11.88   $ 10.31
                                                  =======   =======   =======     =======   =======
TOTAL RETURN ...................................   (39.09)%   28.14%    10.22%      15.23%    10.50%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........  $37,142   $50,783   $34,687     $13,270   $ 2,684
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................     1.34%     1.52%     1.75%       2.57%     3.82%
      After reimbursement and/or waiver of
         expenses by Adviser ...................     1.30%     1.30%     1.30%       1.30%     1.30%
   Ratios of net investment loss
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................    (0.55)%   (0.81)%   (0.72)%     (1.76)%   (3.17)%
      After reimbursement and/or waiver of
         expenses by Adviser ...................    (0.51)%   (0.59)%   (0.27)%     (0.49)%   (0.65)%
   Portfolio Turnover ..........................   387.57%   283.38%   269.88%     202.37%   308.13%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS SELECT GROWTH FUND - CLASS I                            OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                       YEAR       YEAR        PERIOD
                                                                       ENDED      ENDED       ENDED
                                                                     10/31/08   10/31/07   10/31/06(a)
                                                                     --------   --------   -----------
Net Asset Value, Beginning of period .............................   $ 16.83    $ 13.08    $ 11.97
                                                                     -------    -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ........................................     (0.02)     (0.02)        --(b)(c)
      Net realized and unrealized gain (loss) on investments .....     (5.65)      3.77       1.11
                                                                     -------    -------    -------
         Total from investment operations ........................     (5.67)      3.75       1.11
                                                                     -------    -------    -------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investments ........     (2.42)        --         --
                                                                     -------    -------    -------
         Total from investment operations ........................     (2.42)        --         --
                                                                     -------    -------    -------
Net increase (decrease) in net asset value .......................     (8.09)      3.75       1.11
                                                                     -------    -------    -------
Net Asset Value, End of period ...................................   $  8.74    $ 16.83    $ 13.08
                                                                     =======    =======    =======
TOTAL RETURN .....................................................    (38.96)%    28.52%      9.27%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........................   $46,040    $ 3,216    $ 1,015
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      1.09%      1.19%      1.43%(e)
      After reimbursement and/or waiver of expenses by Adviser ...      1.05%      0.97%      0.98%(e)
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..     (0.30)%    (0.48)%    (0.55)%(e)
      After reimbursement and/or waiver of expenses by Adviser ...     (0.26)%    (0.26)%    (0.10)%(e)
   Portfolio Turnover ............................................    387.57%    283.38%    269.88%

----------
(a) Veredus Select Growth Fund, Class I, commenced investment operations on September 11, 2006.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Represents less than $(0.005) per share.

(d)  Not Annualized.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
GROWTH FUND - CLASS N                                           OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                       YEAR        YEAR         YEAR         YEAR         YEAR
                                                                       ENDED       ENDED        ENDED        ENDED        ENDED
                                                                     10/31/08    10/31/07     10/31/06     10/31/05     10/31/04
                                                                     --------    --------     --------     --------     --------
Net Asset Value, Beginning of period .............................   $ 22.49     $  22.82     $  22.66     $  21.76     $  21.14
                                                                     -------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ...............................      0.02         0.05(a)        --(b)      0.05(a)     (0.05)(a)
      Net realized and unrealized gain (loss) on investments .....     (5.93)        2.39         1.25         0.90         0.67
                                                                     -------     --------     --------     --------     --------
         Total from investment operations ........................     (5.91)        2.44         1.25         0.95         0.62
                                                                     -------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ..        --        (0.03)          --        (0.05)          --
      Distributions from net realized gain on investments ........     (5.63)       (2.74)       (1.09)          --           --
                                                                     -------     --------     --------     --------     --------
         Total distributions .....................................     (5.63)       (2.77)       (1.09)       (0.05)          --
                                                                     -------     --------     --------     --------     --------
Net increase (decrease) in net asset value .......................    (11.54)       (0.33)        0.16         0.90         0.62
                                                                     -------     --------     --------     --------     --------
Net Asset Value, End of period ...................................   $ 10.95     $  22.49     $  22.82     $  22.66     $  21.76
                                                                     =======     ========     ========     ========     ========
TOTAL RETURN .....................................................    (33.76)%      11.85%        5.55%        4.38%        2.93%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........................   $62,674     $172,436     $446,884     $888,248     $962,036
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      1.15%(c)     1.11%(c)     1.10%(c)     1.10%        1.09%
      After reimbursement and/or waiver of expenses by Adviser ...      1.15%(c)     1.11%(c)     1.10%(c)     1.10%        1.09%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      0.09%        0.23%        0.01%        0.21%       (0.22)%
      After reimbursement and/or waiver of expenses by Adviser ...      0.09%        0.23%        0.01%        0.21%       (0.22)%
   Portfolio Turnover ............................................    122.68%       47.46%       29.07%       31.30%(d)    18.59%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)  Represents less than $0.005 per share.

(c) Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
GROWTH FUND - CLASS I                                           OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                       YEAR         YEAR         YEAR         YEAR         YEAR
                                                                       ENDED        ENDED        ENDED        ENDED       ENDED
                                                                     10/31/08     10/31/07     10/31/06     10/31/05     10/31/04
                                                                     --------     --------     --------     --------    ---------
Net Asset Value, Beginning of period .............................   $  22.83     $  23.14     $  22.97     $  22.02     $  21.33
                                                                     --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ......................................       0.06         0.11(a)      0.07         0.11(a)      0.01(a)
      Net realized and unrealized gain (loss) on investments .....      (6.04)        2.43         1.27         0.92         0.68
                                                                     --------     --------     --------     --------     --------
         Total from investment operations ........................      (5.98)        2.54         1.34         1.03         0.69
                                                                     --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ..      (0.05)       (0.11)       (0.08)       (0.08)          --
      Distributions from net realized gain on investments ........      (5.63)       (2.74)       (1.09)          --           --
                                                                     --------     --------     --------     --------     --------
         Total distributions .....................................      (5.68)       (2.85)       (1.17)       (0.08)          --
                                                                     --------     --------     --------     --------     --------
Net increase (decrease) in net asset value .......................     (11.66)       (0.31)        0.17         0.95         0.69
                                                                     --------     --------     --------     --------     --------
Net Asset Value, End of period ...................................   $  11.17     $  22.83     $  23.14     $  22.97     $  22.02
                                                                     ========     ========     ========     ========     ========
TOTAL RETURN .....................................................     (33.61)%      12.19%        5.87%        4.69%        3.23%
RATIOS/SUPPLEMENTAL DATA:
      Net Assets, End of period (in 000's) .......................   $125,727     $247,258     $459,965     $449,492     $358,377
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..       0.90%(b)     0.83%(b)     0.81%(b)     0.82%        0.82%
      After reimbursement and/or waiver of expenses by Adviser ...       0.90%(b)     0.83%(b)     0.81%(b)     0.82%        0.82%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..       0.34%        0.51%        0.30%        0.49%        0.05%
      After reimbursement and/or waiver of expenses by Adviser ...       0.34%        0.51%        0.30%        0.49%        0.05%
   Portfolio Turnover ............................................     122.68%       47.46%       29.07%       31.30%(c)    18.59%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and of less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
GROWTH FUND - CLASS R                                           OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                       YEAR        YEAR         YEAR       YEAR         YEAR
                                                                       ENDED       ENDED        ENDED      ENDED        ENDED
                                                                     10/31/08    10/31/07     10/31/06   10/31/05     10/31/04
                                                                     --------    --------     --------   --------     --------
Net Asset Value, Beginning of period .............................   $ 22.28     $22.64       $22.53     $21.66       $21.09
                                                                     -------     ------       ------     ------       ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ...............................      0.04         --(a)(b)  (0.04)        --(a)(b)  (0.10)(a)
      Net realized and unrealized gain (loss) on investments .....     (5.91)      2.38         1.24       0.90         0.67
                                                                     -------     ------       ------     ------       ------
         Total from investment operations ........................     (5.87)      2.38         1.20       0.90         0.57
                                                                     -------     ------       ------     ------       ------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ..        --         --           --      (0.03)          --
      Distributions from net realized gain on investments ........     (5.63)     (2.74)       (1.09)        --           --
                                                                     -------     ------       ------     ------       ------
         Total distributions .....................................     (5.63)     (2.74)       (1.09)     (0.03)          --
                                                                     -------     ------       ------     ------       ------
Net increase (decrease) in net asset value .......................    (11.50)     (0.36)        0.11       0.87         0.57
                                                                     -------     ------       ------     ------       ------
Net Asset Value, End of period ...................................   $ 10.78     $22.28       $22.64     $22.53       $21.66
                                                                     =======     ======       ======     ======       ======
TOTAL RETURN .....................................................    (33.93)%    11.61%        5.35%      4.16%        2.70%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........................   $   560     $  684       $1,679     $1,122       $  573
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      1.40%(c)   1.32%(c)     1.31%(c)   1.31%        1.31%
      After reimbursement and/or waiver of expenses by Adviser ...      1.40%(c)   1.32%(c)     1.31%(c)   1.31%        1.31%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..     (0.16)%     0.01%       (0.20)%     0.00%       (0.44)%
      After reimbursement and/or waiver of expenses by Adviser ...     (0.16)%     0.01%       (0.20)%     0.00%       (0.44)%
   Portfolio Turnover ............................................    122.68%     47.46%       29.07%     31.30%(d)    18.59%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)  Represents less than $0.005 per share.

(c) Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008 and less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
OPTIMUM LARGE CAP OPPORTUNITY FUND - CLASS N                    OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                    YEAR          PERIOD
                                                                    ENDED         ENDED
                                                                  10/31/08     10/31/07(a)
                                                                  --------     -----------
Net Asset Value, Beginning of period ..........................   $ 12.56        $ 10.00
                                                                  -------        -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .....................................     (0.02)         (0.01)
      Net realized and unrealized gain (loss) on investments ..     (5.74)          2.57
                                                                  -------        -------
         Total from investment operations .....................     (5.76)          2.56
                                                                  -------        -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ...............................................     (0.01)            --
                                                                  -------        -------
         Total Distributions ..................................     (0.01)            --
                                                                  -------        -------
Net increase (decrease) in net asset value ....................     (5.77)          2.56
                                                                  -------        -------
Net Asset Value, End of period ................................   $  6.79        $ 12.56
                                                                  =======        =======
TOTAL RETURN ..................................................    (45.90)%        25.60%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................   $ 3,691        $40,563
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................      1.89%(c)       2.30%(c)(d)
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................      1.12%(c)       1.13%(c)(d)(e)
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................     (0.86)%        (1.31)%(c)
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................     (0.09)%        (0.14)%(c)
   Portfolio Turnover .........................................     48.87%         76.40%(b)

----------
(a) Optimum Large Cap Opportunity Fund, Class N, commenced investment operations on December 28, 2006.

(b)  Not Annualized.

(c) Ratios of expenses to average net assets include interest expense 0.02% for the year ended October 31, 2008 and the period ended October 31, 2007, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)  Annualized.

(e) The Adviser's expense reimbursement level, which affects the net expense ratio, was implemented on May 1, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VALUE FUND - CLASS N                                            OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                  YEAR          YEAR       YEAR       YEAR         YEAR
                                                  ENDED         ENDED      ENDED      ENDED        ENDED
                                                10/31/08      10/31/07   10/31/06   10/31/05     10/31/04
                                                --------      --------   --------   --------     --------
Net Asset Value, Beginning of period ........    $ 15.57      $  14.06   $  12.15    $ 11.05     $   9.66
                                                 -------      --------   --------    -------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................       0.15          0.19       0.21       0.17(a)      0.14
      Net realized and unrealized gain (loss)
         on investments .....................      (5.08)         2.09       2.09       1.10         1.39
                                                 -------      --------   --------    -------     --------
         Total from investment operations ...      (4.93)         2.28       2.30       1.27         1.53
                                                 -------      --------   --------    -------     --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...........      (0.16)        (0.20)     (0.20)     (0.17)       (0.14)
      Distributions from net realized
         gain on investments ................      (1.41)        (0.57)     (0.19)        --           --
                                                 -------      --------   --------    -------     --------
         Total distributions ................      (1.57)        (0.77)     (0.39)     (0.17)       (0.14)
                                                 -------      --------   --------    -------     --------
Net increase (decrease) in net asset value ..      (6.50)         1.51       1.91       1.10         1.39
                                                 -------      --------   --------    -------     --------
Net Asset Value, End of period ..............    $  9.07      $  15.57   $  14.06    $ 12.15     $  11.05
                                                 =======      ========   ========    =======     ========
TOTAL RETURN ................................     (34.85)%       16.77%     19.35%     11.48%       15.88%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period(in 000's) ......    $19,704      $130,476   $103,819    $95,624     $229,979
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................       1.18%(b)      1.16%      1.16%      1.16%        1.16%
      After reimbursement and/or waiver of
         expenses by Adviser ................       1.02%(b)      0.94%      0.94%      0.94%        0.94%
   Ratios of net investment income
      to average net assets:
   Before reimbursement and/or waiver of
      expenses by Adviser ...................       1.22%         1.06%      1.37%      1.19%        1.10%
   After reimbursement and/or waiver of
      expenses by Adviser ...................       1.38%         1.28%      1.59%      1.41%        1.32%
   Portfolio Turnover .......................      67.57%        28.05%     26.86%     21.84%       38.29%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VALUE FUND - CLASS I                                            OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                  YEAR          YEAR       YEAR        PERIOD
                                                  ENDED         ENDED      ENDED       ENDED
                                                10/31/08      10/31/07   10/31/06   10/31/05(a)
                                                --------      --------   --------   -----------
Net Asset Value, Beginning of period ........   $  15.57      $  14.07   $  12.16     $  12.36
                                                --------      --------   --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................       0.20          0.23       0.24         0.01(b)
      Net realized and unrealized gain (loss)
         on investments .....................      (5.10)         2.07       2.09        (0.21)
                                                --------      --------   --------     --------
         Total from investment operations ...      (4.90)         2.30       2.33        (0.20)
                                                --------      --------   --------     --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ..................      (0.20)        (0.23)     (0.23)          --
      Distributions from net realized gain on
         investments ........................      (1.41)        (0.57)     (0.19)          --
                                                --------      --------   --------     --------
         Total distributions ................      (1.61)        (0.80)     (0.42)          --
                                                --------      --------   --------     --------
Net increase (decrease) in net asset value ..      (6.51)         1.50       1.91        (0.20)
                                                --------      --------   --------     --------
Net Asset Value, End of period ..............   $   9.06      $  15.57   $  14.07     $  12.16
                                                ========      ========   ========     ========
TOTAL RETURN ................................     (34.73)%       16.98%     19.64%       (1.62)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .....   $188,688      $289,024   $247,667     $192,662
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................       0.93%(e)      0.91%      0.91%        0.91%(d)
      After reimbursement and/or waiver of
         expenses by Adviser ................       0.77%(e)      0.69%      0.69%        0.69%(d)
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................       1.47%         1.31%      1.62%        0.40%(d)
      After reimbursement and/or waiver of
         expenses by Adviser ................       1.63%         1.53%      1.84%        0.62%(d)
   Portfolio Turnover .......................      67.57%        28.05%     26.86%       21.84%

----------
(a)  Value Fund, Class I, commenced investment operations on September 20, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d)  Annualized.

(e) Ratios of expense to average net assets included interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expenses is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO ALL CAP FUND - CLASS N                                    OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                  YEAR        YEAR          YEAR          YEAR       YEAR
                                                  ENDED       ENDED         ENDED         ENDED      ENDED
                                                10/31/08    10/31/07      10/31/06      10/31/05   10/31/04
                                                --------    --------      --------      --------   --------
Net Asset Value, Beginning of period ........    $ 14.41     $ 13.91       $ 12.40       $ 11.35    $ 10.27
                                                 -------     -------       -------       -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................       0.04        0.03          0.09          0.08       0.07
      Net realized and unrealized gain (loss)
         on investments .....................      (4.94)       2.13          1.53          1.05       1.08
                                                 -------     -------       -------       -------    -------
         Total from investment operations ...      (4.90)       2.16          1.62          1.13       1.15
                                                 -------     -------       -------       -------    -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ..................      (0.01)      (0.03)        (0.11)        (0.08)     (0.07)
      Distributions from net realized
         gain on investments ................      (1.16)      (1.63)           --            --         --
                                                 -------     -------       -------       -------    -------
         Total distributions ................      (1.17)      (1.66)        (0.11)        (0.08)     (0.07)
                                                 -------     -------       -------       -------    -------
Net increase (decrease) in net asset value ..      (6.07)       0.50          1.51          1.05       1.08
                                                 -------     -------       -------       -------    -------
Net Asset Value, End of period ..............    $  8.34     $ 14.41       $ 13.91       $ 12.40    $ 11.35
                                                 =======     =======       =======       =======    =======
TOTAL RETURN ................................     (36.75)%     16.98%        13.10%         9.98%     11.17%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .....    $ 8,562     $15,359       $15,864       $21,590    $17,574
   Ratios of expenses to average net assets:
      Before reimbursement and/or
         waiver of expenses by Adviser ......       1.88%       1.74%(a)      1.54%(a)      1.54%      1.76%
      After reimbursement and/or
         waiver of expenses by Adviser ......       1.20%       1.20%(a)      1.22%(a)      1.20%      1.20%
   Ratios of net investment income (loss)
      to average net assets:
      Before reimbursement and/or
         waiver of expenses by Adviser ......      (0.37)%     (0.30)%        0.36%         0.35%      0.00%
      After reimbursement and/or
         waiver of expenses by Adviser ......       0.31%       0.24%         0.68%         0.69%      0.56%
   Portfolio Turnover .......................      93.82%      37.87%        43.88%        36.84%     38.34%

----------
(a) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007 and 0.02% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD DIVIDEND ALL CAP VALUE FUND - CLASS N                OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                       YEAR        YEAR       YEAR        PERIOD
                                                                       ENDED       ENDED      ENDED       ENDED
                                                                     10/31/08    10/31/07   10/31/06   10/31/05(a)
                                                                     --------    --------   --------   -----------
Net Asset Value, Beginning of period .............................   $ 12.58     $ 11.81     $  9.91    $10.00
                                                                     -------     -------     -------    ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ......................................      0.38        0.46(b)     0.42      0.13
      Short-term capital gains distributions received ............        --          --       --(c)        --
      Net realized and unrealized gain (loss) on investments .....     (3.54)       0.81        1.89     (0.10)
                                                                     -------     -------     -------    ------
         Total from investment operations ........................     (3.16)       1.27        2.31      0.03
                                                                     -------     -------     -------    ------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ..     (0.32)      (0.37)      (0.41)    (0.12)
      Return of Capital ..........................................     (0.01)         --          --        --
      Distributions from net realized gain on investments ........     (0.66)      (0.13)         --        --
                                                                     -------     -------     -------    ------
         Total distributions .....................................     (0.99)      (0.50)      (0.41)    (0.12)
                                                                     -------     -------     -------    ------
Net increase (decrease) in net asset value .......................     (4.15)       0.77        1.90     (0.09)
                                                                     -------     -------     -------    ------
Net Asset Value, End of period ...................................   $  8.43     $ 12.58     $ 11.81    $ 9.91
                                                                     =======     =======     =======    ======
TOTAL RETURN .....................................................    (26.82)%     10.89%      23.71%     0.30%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........................   $51,504     $32,313     $15,899    $5,326
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      1.35%(e)    1.53%       2.48%     2.71%(f)
      After reimbursement and/or waiver of expenses by Adviser ...      1.30%(e)    1.30%       1.30%     1.30%(f)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      3.81%       3.48%       2.77%     2.65%(f)
      After reimbursement and/or waiver of expenses by Adviser ...      3.86%       3.71%       3.95%     4.06%(f)
   Portfolio Turnover ............................................     48.95%     114.56%      45.50%    14.37%(d)

----------
(a) River Road Dividend All Cap Value Fund, Class N, commenced investment operations on June 28, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Represents less than $0.005 per share.

(d)  Not Annualized.

(e) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD DIVIDEND ALL CAP VALUE FUND - CLASS I                OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                        YEAR            PERIOD
                                                                        ENDED           ENDED
                                                                      10/31/08       10/31/07(a)
                                                                      --------       -----------
Net Asset Value, Beginning of period ..............................   $ 12.57        $ 12.94
                                                                      -------        -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................      0.41           0.16(b)
      Net realized and unrealized loss on investments .............     (3.55)         (0.37)
                                                                      -------        -------
         Total from investment operations .........................     (3.14)         (0.21)
                                                                      -------        -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ...     (0.34)         (0.16)
      Return of Capital ...........................................     (0.01)            --
      Distributions from net realized gain on investments .........     (0.66)            --
                                                                      -------        -------
         Total Distributions ......................................     (1.01)         (0.16)
                                                                      -------        -------
Net decrease in net asset value ...................................     (4.15)         (0.37)
                                                                      -------        -------
Net Asset Value, End of period ....................................   $  8.42        $ 12.57
                                                                      =======        =======
TOTAL RETURN ......................................................    (26.66)%        (1.58)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $   144        $   197
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...      1.10%(d)       1.42%(e)
      After reimbursement and/or waiver of expenses by Adviser ....      1.05%(d)       0.96%(e)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...      4.06%          2.86%(e)
      After reimbursement and/or waiver of expenses by Adviser ....      4.11%          3.33%(e)
   Portfolio Turnover .............................................     48.95%        114.56%

----------
(a) River Road Dividend All Cap Value Fund, Class I, commenced investment operations on June 28, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
OPTIMUM MID CAP FUND - CLASS N                                  OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                       YEAR          YEAR        YEAR       YEAR       YEAR
                                                                       ENDED        ENDED        ENDED      ENDED      ENDED
                                                                     10/31/08      10/31/07    10/31/06   10/31/05   10/31/04
                                                                     --------     ---------    --------   --------   --------
Net Asset Value, Beginning of period .............................   $  32.32     $  27.16     $  23.21   $  22.93   $  20.18
                                                                     --------     --------     --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ...............................       0.05        (0.02)       (0.02)     (0.02)     (0.08)(a)
      Net realized and unrealized gain (loss) on investments .....     (12.93)        7.01         4.88       1.04       2.90
                                                                     --------     --------     --------   --------   --------
         Total from investment operations ........................     (12.88)        6.99         4.86       1.02       2.82
                                                                     --------     --------     --------   --------   --------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investments ........      (2.19)       (1.83)       (0.91)     (0.74)     (0.07)
                                                                     --------     --------     --------   --------   --------
         Total distributions .....................................      (2.19)       (1.83)       (0.91)     (0.74)     (0.07)
                                                                     --------     --------     --------   --------   --------
Net increase (decrease) in net asset value .......................     (15.07)        5.16         3.95       0.28       2.75
                                                                     --------     --------     --------   --------   --------
Net Asset Value, End of period ...................................   $  17.25     $  32.32     $  27.16   $  23.21   $  22.93
                                                                     ========     ========     ========   ========   ========
TOTAL RETURN .....................................................     (42.50)%      27.08%       21.39%      4.43%     14.08%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period(in 000's) ...........................   $508,886     $823,036     $577,891   $548,595   $385,325
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..       1.16%(b)     1.15%(b)     1.16%      1.23%      1.29%(c)
      After reimbursement and/or waiver of expenses by Adviser ...       1.16%(b)     1.15%(b)     1.16%      1.23%      1.29%(c)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..       0.18%       (0.09)%      (0.09)%    (0.08)%    (0.38)%
      After reimbursement and/or waiver of expenses by Adviser ...       0.18%       (0.09)%      (0.09)%    (0.08)%    (0.38)%
   Portfolio Turnover ............................................      22.58%       26.15%       30.65%     27.42%     26.64%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008 and the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's Fee, which affects the expense ratios, changed on December 22, 2003 from a flat fee of 0.80% of average net assets to a scaled fee arrangement of 0.80% of the first $100 million, 0.75% of the next $300 million and 0.70% over $400 million of the average daily net assets.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
OPTIMUM MID CAP FUND - CLASS I                                  OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                       YEAR        YEAR         YEAR       YEAR        PERIOD
                                                                       ENDED       ENDED        ENDED      ENDED       ENDED
                                                                     10/31/08    10/31/07     10/31/06   10/31/05   10/31/04(a)
                                                                     --------    --------     --------   --------   -----------
Net Asset Value, Beginning of period .............................   $ 32.64     $  27.34      $ 23.30    $ 22.96   $ 23.61
                                                                     -------     --------      -------    -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ......................................      0.11         0.05         0.05       0.04        --(b)(c)
      Net realized and unrealized gain (loss) on investments .....    (13.09)        7.08         4.90       1.04     (0.65)
                                                                     -------     --------      -------    -------   -------
         Total from investment operations ........................    (12.98)        7.13         4.95       1.08     (0.65)
                                                                     -------     --------      -------    -------   -------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investment .........     (2.19)       (1.83)       (0.91)     (0.74)       --
                                                                     -------     --------      -------    -------   -------
         Total distributions .....................................     (2.19)       (1.83)       (0.91)     (0.74)       --
                                                                     -------     --------      -------    -------   -------
Net increase (decrease) in net asset value .......................    (15.17)        5.30         4.04       0.34     (0.65)
                                                                     -------     --------      -------    -------   -------
Net Asset Value, End of period ...................................   $ 17.47     $  32.64      $ 27.34    $ 23.30   $ 22.96
                                                                     =======     ========      =======    =======   =======
TOTAL RETURN .....................................................    (42.39)%      27.43%       21.76%      4.69%    (2.80)%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period(in 000's) ...........................   $93,176     $126,691      $81,670    $73,293   $26,202
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      0.91%(e)     0.87%(e)     0.89%      0.94%     0.98%(f)
      After reimbursement and/or waiver of expenses by Adviser ...      0.91%(e)     0.87%(e)     0.89%      0.94%     0.98%(f)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      0.43%        0.19%        0.18%      0.21%    (0.04)%(f)
      After reimbursement and/or waiver of expenses by Adviser ...      0.43%        0.19%        0.18%      0.21%    (0.04)%(f)
   Portfolio Turnover ............................................     22.58%       26.15%       30.65%     27.42%    26.64%

----------
(a) Optimum Mid Cap Fund, Class I, commenced investment operations on July 6, 2004.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Represents less than $(0.005) per share.

(d)  Not Annualized.

(e) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008 and the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL MID CAP GROWTH FUND - CLASS N                 OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                  PERIOD ENDED
                                                                   10/31/08(a)
                                                                  ------------
Net Asset Value, Beginning of period ..........................   $ 10.00
                                                                  -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .....................................     (0.05)
      Net realized and unrealized loss on investments .........     (4.10)
                                                                  -------
         Total from investment operations .....................     (4.15)
                                                                  -------
Net decrease in net asset value ...............................     (4.15)
                                                                  -------
Net Asset Value, End of period ................................   $  5.85
                                                                  =======
TOTAL RETURN ..................................................    (41.50)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................   $ 1,815
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................      5.80%(c)
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................      1.40%(c)
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................     (5.07)%(c)
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................     (0.67)%(c)
   Portfolio Turnover .........................................     63.66%(b)

----------
(a) Montag & Caldwell Mid Cap Growth Fund, Class N, commenced investment operations on November 2, 2007.

(b)  Not Annualized.

(c)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
CLARIVEST MID CAP GROWTH FUND - CLASS N                         OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                  PERIOD ENDED
                                                                   10/31/08(a)
                                                                  ------------
Net Asset Value, Beginning of period ..........................   $ 10.00
                                                                  -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .....................................     (0.03)
      Net realized and unrealized loss on investments .........     (4.25)
                                                                  -------
         Total from investment operations .....................     (4.28)
                                                                  -------
Net decrease in net asset value ...............................     (4.28)
                                                                  -------
Net Asset Value, End of period ................................   $  5.72
                                                                  =======
TOTAL RETURN ..................................................    (42.90)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................   $   315
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................     24.99%(c)
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................      1.40%(c)
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................    (24.01)%(c)
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................     (0.42)%(c)
   Portfolio Turnover .........................................    139.83%(b)

----------
(a) ClariVest Mid Cap Growth Fund, Class N, commenced investment operations on November 2, 2007.

(b)  Not Annualized.

(c)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
CARDINAL MID CAP VALUE FUND - CLASS N                           OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                  PERIOD ENDED
                                                                   10/31/08(a)
                                                                  ------------
Net Asset Value, Beginning of period ..........................   $ 10.00
                                                                  -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................      0.01
      Net realized and unrealized loss on investments .........     (3.78)
                                                                  -------
         Total from investment operations .....................     (3.77)
                                                                  -------
Net decrease in net asset value ...............................     (3.77)
                                                                  -------
Net Asset Value, End of period ................................   $  6.23
                                                                  =======
TOTAL RETURN ..................................................    (37.70)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................   $   783
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................     11.20%(c)
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................      1.40%(c)
   Ratios of net investment income (loss) to average net
      assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................     (9.64)%(c)
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................      0.16%(c)
   Portfolio Turnover .........................................        51%(b)

----------
(a) Cardinal Mid Cap Value Fund, Class N, commenced investment operations on November 2, 2007.

(b)  Not Annualized.

(c)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL-MID CAP FUND - CLASS N                         OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                    YEAR           PERIOD
                                                                    ENDED          ENDED
                                                                  10/31/08      10/31/07(a)
                                                                  --------      -----------
Net Asset Value, Beginning of period ..........................   $ 10.13       $ 10.00
                                                                  -------       -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................        --(b)(c)    0.01
      Net realized and unrealized gain (loss) on investments ..     (3.00)         0.12
                                                                  -------       -------
         Total from investment operations .....................     (3.00)         0.13
                                                                  -------       -------
Net increase (decrease) in net asset value ....................     (3.00)         0.13
                                                                  -------       -------
Net Asset Value, End of period ................................   $  7.13       $ 10.13
                                                                  =======       =======
TOTAL RETURN ..................................................    (29.62)%        1.30%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .......................   $26,714       $10,292
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................      1.56%         3.18%(e)
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................      1.50%         1.50%(e)
   Ratios of net investment income (loss) to average net
      assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................     (0.08)%       (1.43)%(e)
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................     (0.02)%        0.25%(e)
   Portfolio Turnover .........................................     54.93%        41.51%(d)

----------
(a) River Road Small-Mid Cap Fund, Class N, commenced investment operations on March 29, 2007.

(b)  Represents less than $0.005 per share.

(c) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(d)  Not Annualized.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL-MID CAP FUND - CLASS I                         OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                     YEAR          PERIOD
                                                                     ENDED         ENDED
                                                                   10/31/08     10/31/07(a)
                                                                   --------     -----------
Net Asset Value, Beginning of period ...........................    $ 10.13       $10.51
                                                                    -------       ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ....................................       0.02(b)      0.01
      Net realized and unrealized loss on investments ..........      (3.00)       (0.39)
                                                                    -------       ------
         Total from investment operations ......................      (2.98)       (0.38)
                                                                    -------       ------
   LESS DISTRIBUTIONS:
      Distributions from net investment income .................      (0.01)          --
                                                                    -------       ------
         Total Distributions ...................................      (0.01)          --
                                                                    -------       ------
Net decrease in net asset value ................................      (2.99)       (0.38)
                                                                    -------       ------
Net Asset Value, End of period .................................    $  7.14       $10.13
                                                                    =======       ======
TOTAL RETURN ...................................................     (29.49)%      (3.52)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................    $84,002       $7,482
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................................       1.31%        2.57%(d)
      After reimbursement and/or waiver of
         expenses by Adviser ...................................       1.25%        1.24%(d)
   Ratios of net investment income (loss)
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................................       0.17%       (0.91)%(d)
      After reimbursement and/or waiver of
         expenses by Adviser ...................................       0.23%        0.42%(d)
   Portfolio Turnover ..........................................      54.93%       41.51%(c)

----------
(a) River Road Small-Mid Cap Fund, Class I, commenced investment operations on June 28, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS AGGRESSIVE GROWTH FUND - CLASS N                        OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                     YEAR          YEAR          YEAR          YEAR        YEAR
                                                                     ENDED         ENDED         ENDED         ENDED       ENDED
                                                                   10/31/08      10/31/07      10/31/06      10/31/05    10/31/04
                                                                   --------      --------      --------      --------    --------
Net Asset Value, Beginning of period ...........................    $ 22.42      $  18.44      $  18.35      $  16.26    $  15.24
                                                                    -------      --------      --------      --------    --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ......................................      (0.17)        (0.24)(a)     (0.22)(a)     (0.20)      (0.18)
      Net realized and unrealized gain (loss) on investments ...      (8.31)         5.45          0.31          2.29        1.20
                                                                    -------      --------      --------      --------    --------
         Total from investment operations ......................      (8.48)         5.21          0.09          2.09        1.02
                                                                    -------      --------      --------      --------    --------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investments ......      (5.56)        (1.23)           --            --          --
                                                                    -------      --------      --------      --------    --------
         Total distributions ...................................      (5.56)        (1.23)           --            --          --
                                                                    -------      --------      --------      --------    --------
Net increase (decrease) in net asset value .....................     (14.04)         3.98          0.09          2.09        1.02
                                                                    -------      --------      --------      --------    --------
Net Asset Value, End of period .................................    $  8.38      $  22.42      $  18.44      $  18.35    $  16.26
                                                                    =======      ========      ========      ========    ========
TOTAL RETURN ...................................................     (47.87)%       30.01%         0.49%        12.85%       6.69%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................    $43,149      $114,803      $367,113      $549,452    $524,737
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................................       1.55%(b)      1.48%(b)      1.41%(b)      1.42%       1.43%
      After reimbursement and/or waiver of
         expenses by Adviser ...................................       1.49%(b)      1.48%(b)      1.41%(b)      1.42%       1.43%
   Ratios of net investment loss
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................................      (1.21)%       (1.27)%       (1.15)%       (1.06)%     (1.18)%
      After reimbursement and/or waiver of
         expenses by Adviser ...................................      (1.15)%       (1.27)%       (1.15)%       (1.06)%     (1.18)%
   Portfolio Turnover ..........................................     166.19%       126.54%       133.21%       140.04%     118.89%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
VEREDUS AGGRESSIVE GROWTH FUND - CLASS I                        OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                     YEAR          YEAR          YEAR          YEAR        YEAR
                                                                     ENDED         ENDED         ENDED         ENDED       ENDED
                                                                   10/31/08      10/31/07      10/31/06      10/31/05    10/31/04
                                                                   --------      --------      --------      --------    --------
Net Asset Value, Beginning of period ...........................    $ 22.83      $  18.71      $  18.57      $  16.40    $  15.33
                                                                    -------      --------      --------      --------    --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ......................................      (0.21)        (0.19)(a)     (0.17)(a)     (0.12)      (0.15)
      Net realized and unrealized gain (loss) on investments ...      (8.45)         5.54          0.31          2.29        1.22
                                                                    -------      --------      --------      --------    --------
         Total from investment operations ......................      (8.66)         5.35          0.14          2.17        1.07
                                                                    -------      --------      --------      --------    --------
   LESS DISTRIBUTIONS:
      Distributions from net realized
         gain on investments ...................................      (5.56)        (1.23)           --            --          --
                                                                    -------      --------      --------      --------    --------
         Total distributions ...................................      (5.56)        (1.23)           --            --          --
                                                                    -------      --------      --------      --------    --------
Net increase (decrease) in net asset value .....................     (14.22)         4.12          0.14          2.17        1.07
                                                                    -------      --------      --------      --------    --------
Net Asset Value, End of period .................................    $  8.61      $  22.83      $  18.71      $  18.57    $  16.40
                                                                    =======      ========      ========      ========    ========
TOTAL RETURN ...................................................     (47.77)%       30.34%         0.75%        13.23%       6.98%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................    $16,719      $115,942      $150,697      $156,286    $114,607
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................................       1.30%(b)      1.19%(b)      1.13%(b)      1.14%       1.15%
      After reimbursement and/or waiver of
         expenses by Adviser ...................................       1.24%(b)      1.19%(b)      1.13%(b)      1.14%       1.15%
   Ratios of net investment loss
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................................      (0.96)%       (0.98)%       (0.87)%       (0.78)%     (0.90)%
      After reimbursement and/or waiver of
         expenses by Adviser ...................................      (0.90)%       (0.98)%       (0.87)%       (0.78)%     (0.90)%
   Portfolio Turnover ..........................................     166.19%       126.54%       133.21%       140.04%     118.89%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, 0.02% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO SMALL CAP FUND - CLASS N                                  OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                     YEAR        YEAR          YEAR          YEAR          YEAR
                                                                     ENDED       ENDED         ENDED         ENDED         ENDED
                                                                   10/31/08    10/31/07      10/31/06      10/31/05      10/31/04
                                                                   --------    --------      --------      --------      --------
Net Asset Value, Beginning of period ...........................   $  20.99    $  19.73      $  15.63      $  15.25      $  15.75
                                                                   --------    --------      --------      --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) .............................       0.05       (0.08)(a)     (0.07)(a)     (0.07)(a)     (0.09)
      Net realized and unrealized gain (loss)
         on investments ........................................      (6.43)       2.48          4.17          1.45          1.62
                                                                   --------    --------      --------      --------      --------
         Total from investment operations ......................      (6.38)       2.40          4.10          1.38          1.53
                                                                   --------    --------      --------      --------      --------
   LESS DISTRIBUTIONS:
      Distributions from net realized
         gain on investments ...................................      (0.97)      (1.14)           --         (1.00)        (2.03)
                                                                   --------    --------      --------      --------      --------
         Total distributions ...................................      (0.97)      (1.14)           --         (1.00)        (2.03)
                                                                   --------    --------      --------      --------      --------
Net increase (decrease) in net asset value .....................      (7.35)       1.26          4.10          0.38         (0.50)
                                                                   --------    --------      --------      --------      --------
Net Asset Value, End of period .................................   $  13.64    $  20.99      $  19.73      $  15.63      $  15.25
                                                                   ========    ========      ========      ========      ========
TOTAL RETURN ...................................................     (31.58)%     12.56%        26.23%         9.16%        10.17%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ........................   $159,965    $235,242      $182,462      $148,950      $112,809
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ................................       1.32%       1.33%(b)      1.42%         1.41%         1.42%
      After reimbursement and/or waiver
         of expenses by Adviser ................................       1.30%       1.30%(b)      1.30%         1.30%         1.30%
   Ratios of net investment income (loss)
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ................................       0.29%      (0.42)%       (0.51)%       (0.58)%       (0.89)%
      After reimbursement and/or waiver
         of expenses by Adviser ................................       0.31%      (0.39)%       (0.39)%       (0.47)%       (0.77)%
   Portfolio Turnover ..........................................      66.65%      58.88%        58.28%        56.28%       102.56%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TAMRO SMALL CAP FUND - CLASS I                                  OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                        YEAR       YEAR         YEAR          PERIOD
                                                                        ENDED      ENDED        ENDED         ENDED
                                                                      10/31/08   10/31/07     10/31/06     10/31/05(a)
                                                                      --------   --------     --------     -----------

Net Asset Value, Beginning of period ..............................   $  21.16   $  19.83     $ 15.67      $ 15.32
                                                                      --------   --------     -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ................................       0.02      (0.02)(b)   (0.02)(b)    (0.04)(b)
      Net realized and unrealized gain (loss) on investments ......      (6.42)      2.49        4.18         0.39
                                                                      --------   --------     -------      -------
         Total from investment operations .........................      (6.40)      2.47        4.16         0.35
                                                                      --------   --------     -------      -------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investments .........      (0.97)     (1.14)         --           --
                                                                      --------   --------     -------      -------
Net increase (decrease) in net asset value ........................      (7.37)      1.33        4.16         0.35
                                                                      --------   --------     -------      -------
Net Asset Value, End of period ....................................   $  13.79   $  21.16     $ 19.83      $ 15.67
                                                                      ========   ========     =======      =======
TOTAL RETURN ......................................................     (31.42)%    12.86%      26.55%        2.28%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $238,399   $137,059     $63,982      $11,432
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       1.07%      1.05%(d)    1.11%        1.16%(e)
      After reimbursement and/or waiver of expenses by Adviser ....       1.05%      1.02%(d)    0.99%        1.05%(e)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       0.54%     (0.14)%     (0.20)%      (0.39)%(e)
      After reimbursement and/or waiver of expenses by Adviser ....       0.56%     (0.11)%     (0.08)%      (0.28)%(e)
   Portfolio Turnover .............................................      66.65%     58.88%      58.28%       56.28%

----------
(a) TAMRO Small Cap Fund, Class I, commenced investment operations on January 4, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL CAP VALUE FUND - CLASS N                       OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                        YEAR         YEAR         YEAR       PERIOD
                                                                        ENDED        ENDED        ENDED       ENDED
                                                                      10/31/08     10/31/07     10/31/06   10/31/05(a)
                                                                      --------     --------     --------   -----------
Net Asset Value, Beginning of period ..............................   $  14.37     $  13.46     $  10.28   $10.00
                                                                      --------     --------     --------   ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................       0.01(b)      0.05(b)      0.02       --(c)
      Net realized and unrealized gain (loss) on investments ......      (4.54)        1.04         3.16     0.28
                                                                      --------     --------     --------   ------
         Total from investment operations .........................      (4.53)        1.09         3.18     0.28
                                                                      --------     --------     --------   ------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ...         --        (0.05)          --       --
      Distributions from net realized gain on investments .........      (0.54)       (0.13)          --       --
                                                                      --------     --------     --------   ------
         Total Distributions ......................................      (0.54)       (0.18)          --       --
                                                                      --------     --------     --------   ------
Net increase (decrease) in net asset value ........................      (5.07)        0.91         3.18     0.28
                                                                      --------     --------     --------   ------
Net Asset Value, End of period ....................................   $   9.30     $  14.37     $  13.46   $10.28
                                                                      ========     ========     ========   ======
TOTAL RETURN ......................................................     (32.51)%       8.12%       30.93%    2.80%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $160,245     $237,695     $167,438   $6,299
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       1.45%(e)     1.44%(e)     1.78%    2.86%(f)
      After reimbursement and/or waiver of expenses by Adviser ....       1.45%(e)     1.44%(e)     1.43%    1.50%(f)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       0.08%        0.38%        0.25%   (1.41)%(f)
      After reimbursement and/or waiver of expenses by Adviser ....       0.08%        0.38%        0.60%   (0.05)%(f)
   Portfolio Turnover .............................................      57.32%       74.18%       51.63%   20.82%(d)(g)

----------
(a) River Road Small Cap Value Fund Class N commenced investment operations on June 28, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Represents less than $(0.005) per share.

(d)  Not Annualized.

(e) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2008 and the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)  Annualized.

(g) Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
RIVER ROAD SMALL CAP VALUE FUND - CLASS I                       OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                        YEAR          PERIOD
                                                                        ENDED         ENDED
                                                                      10/31/08     10/31/07(a)
                                                                      --------     -----------
Net Asset Value, Beginning of period ..............................   $  14.37     $ 14.04
                                                                      --------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................       0.04(b)     0.09(b)
      Net realized and unrealized gain (loss) on investments ......      (4.54)       0.46
                                                                      --------     -------
         Total from investment operations .........................      (4.50)       0.55
                                                                      --------     -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ...      (0.01)      (0.09)
      Distributions from net realized gain on investments .........      (0.54)      (0.13)
                                                                      --------     -------
         Total Distributions ......................................      (0.55)      (0.22)
                                                                      --------     -------
Net increase (decrease) in net asset value ........................      (5.05)       0.33
                                                                      --------     -------
Net Asset Value, End of period ....................................   $   9.32     $ 14.37
                                                                      ========     =======
TOTAL RETURN ......................................................     (32.34)%      3.91%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $114,666     $64,525
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       1.20%(d)    1.16%(d)(e)
      After reimbursement and/or waiver of expenses by Adviser ....       1.20%(d)    1.16%(d)(e)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...       0.33%       0.31%(e)
      After reimbursement and/or waiver of expenses by Adviser ....       0.33%       0.31%(e)
   Portfolio Turnover .............................................      57.32%      74.18%

----------
(a) River Road Small Cap Value Fund Class I commenced investment operations on December 13, 2006.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d) Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2008 and the period ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
NEPTUNE INTERNATIONAL FUND - CLASS N                            OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                         PERIOD
                                                                         ENDED
                                                                      10/31/08(a)
                                                                      -----------
Net Asset Value, Beginning of period ..............................   $ 11.14
                                                                      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................      0.02(b)
      Net realized and unrealized loss on investments .............     (5.31)
                                                                      -------
         Total from investment operations .........................     (5.29)
                                                                      -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ...        --
                                                                      -------
         Total Distributions ......................................        --
                                                                      -------
Net decrease in net asset value ...................................     (5.29)
                                                                      -------
Net Asset Value, End of period ....................................   $  5.85
                                                                      =======
TOTAL RETURN ......................................................    (47.49)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ...........................   $   225
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...      3.15%(d)
      After reimbursement and/or waiver of expenses by Adviser ....      1.27%(d)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...     (1.24)%(d)
      After reimbursement and/or waiver of expenses by Adviser ....      0.64%(d)
   Portfolio Turnover .............................................      7.39%(c)

----------
(a) Neptune International Fund, Class N, commenced investment operations on June 18, 2008.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
NEPTUNE INTERNATIONAL FUND - CLASS I                            OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                           YEAR          PERIOD
                                                                           ENDED         ENDED
                                                                         10/31/08     10/31/07(a)
                                                                         --------     -----------
Net Asset Value, Beginning of period .................................   $ 12.24      $10.00
                                                                         -------      ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..........................................      0.17(b)     0.03
      Net realized and unrealized gain (loss) on investments .........     (6.42)       2.21
                                                                         -------      ------
         Total from investment operations ............................     (6.25)       2.24
                                                                         -------      ------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ......     (0.14)         --
                                                                         -------      ------
         Total Distributions .........................................     (0.14)         --
                                                                         -------      ------
Net increase (decrease) in net asset value ...........................     (6.39)       2.24
                                                                         -------      ------
Net Asset Value, End of period .......................................   $  5.85      $12.24
                                                                         =======      ======
TOTAL RETURN .........................................................    (51.55)%     22.30%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..............................   $ 8,378      $2,370
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......      3.02%      11.72%(d)
      After reimbursement and/or waiver of expenses by Adviser .......      1.04%(e)    1.25%(d)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......     (0.24)%     (9.21)%(d)
      After reimbursement and/or waiver of expenses by Adviser .......      1.74%       1.26%(d)
   Portfolio Turnover ................................................      7.39%       5.14%(c)

----------
(a) Neptune International Fund, Class I, commenced investment operations on August 6, 2007.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d) Annualized.

(e) Effective February 11, 2008, the contractual expense limitation of 1.40% was removed and Aston agreed to voluntarily waive management fees and/or reimburse expenses for the Fund so that the net expense ratio is no more than 1.02% for Class I Shares. This voluntary waiver became the contractual expense limitation on February 29, 2008.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BARINGS INTERNATIONAL FUND - CLASS I                            OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                         PERIOD ENDED
                                                                          10/31/08(a)
                                                                         ------------
Net Asset Value, Beginning of period .................................   $ 10.00
                                                                         -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..........................................      0.10
      Net realized and unrealized loss on investments ................     (5.02)
                                                                         -------
         Total from investment operations ............................     (4.92)
                                                                         -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ......        --
      Distributions from net realized gain on investments ............        --
                                                                         -------
         Total Distributions .........................................        --
                                                                         -------
Net decrease in net asset value ......................................     (4.92)
                                                                         -------
Net Asset Value, End of period .......................................   $  5.08
                                                                         =======
TOTAL RETURN .........................................................    (49.20)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..............................   $ 5,517
   Ratios of expenses to average net assets:
   Before reimbursement and/or waiver of expenses by Adviser .........      3.95%(c)(d)
      After reimbursement and/or waiver of expenses by Adviser .......      1.18%(c)(d)
   Ratios of net investment income (loss) to average net
   assets:
      Before reimbursement and/or waiver of expenses by Adviser ......     (1.11)%(d)
      After reimbursement and/or waiver of expenses by Adviser .......      1.66%(d)
      Portfolio Turnover .............................................    121.99%(b)

----------
(a) Barings International Fund, Class I, commenced investment operations on November 2, 2007.

(b)  Not Annualized.

(c) Ratios of expenses to average net assets include interest expense of less than 0.01% for the period ended October 31, 2008, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FORTIS GLOBAL REAL ESTATE FUND - CLASS N                        OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                           YEAR       PERIOD
                                                                           ENDED       ENDED
                                                                         10/31/08   10/31/07(a)
                                                                         --------   -----------
Net Asset Value, Beginning of period .................................   $ 11.08    $ 10.00
                                                                         -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..........................................      0.14       0.05
      Net realized and unrealized gain (loss) on investments .........     (5.75)      1.03
                                                                         -------    -------
         Total from investment operations ............................     (5.61)      1.08
                                                                         -------    -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ......     (0.15)        --
      Distributions from net realized gain on investments ............     (0.05)        --
                                                                         -------    -------
         Total Distributions .........................................     (0.20)        --
                                                                         -------    -------
Net increase (decrease) in net asset value ...........................     (5.81)      1.08
                                                                         -------    -------
Net Asset Value, End of period .......................................   $  5.27    $ 11.08
                                                                         =======    =======
TOTAL RETURN .........................................................    (51.45)%    10.80%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..............................   $11,187    $21,635
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......      2.26%      2.35%(c)
      After reimbursement and/or waiver of expenses by Adviser .......      1.50%      1.50%(c)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......      0.87%      1.30%(c)
      After reimbursement and/or waiver of expenses by Adviser .......      1.63%      2.15%(c)
   Portfolio Turnover ................................................     88.36%     22.83%(b)

----------
(a) Fortis Global Real Estate Fund, Class N, commenced investment operations on August 3, 2007.

(b)  Not Annualized.

(c)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
SGA INTERNATIONAL SMALL-MID CAP FUND - CLASS N                  OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                         PERIOD ENDED
                                                                          10/31/08(a)
                                                                         ------------
Net Asset Value, Beginning of period .................................   $ 10.00
                                                                         -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..........................................      0.14
      Net realized and unrealized loss on investments ................     (5.73)
                                                                         -------
         Total from investment operations ............................     (5.59)
                                                                         -------
Net decrease in net asset value ......................................     (5.59)
                                                                         -------
Net Asset Value, End of period .......................................   $  4.41
                                                                         =======
TOTAL RETURN .........................................................    (55.90)%(b)
RATIOS/SUPPLEMENTAL DATA:
      Net Assets, End of period (in 000's) ...........................   $   576
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......     18.47%(c)
      After reimbursement and/or waiver of expenses by Adviser .......      1.80%(c)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ......    (14.72)%(c)
      After reimbursement and/or waiver of expenses by Adviser .......      1.95%(c)
      Portfolio Turnover .............................................     74.21%(b)

----------
(a) SGA International Small-Mid Cap Fund, Class N, commenced investment operations on November 2, 2007.

(b)  Not Annualized.

(c)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
SMART PORTFOLIOS FUND - CLASS N                                 OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                    PERIOD ENDED
                                                                     10/31/08(a)
                                                                    ------------
Net Asset Value, Beginning of period ............................   $ 10.00
                                                                    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................................      0.07
      Net realized and unrealized loss on investments ...........     (1.76)
                                                                    -------
         Total from investment operations .......................     (1.69)
                                                                    -------
   LESS DISTRIBUTIONS:
      Net investment income .....................................     (0.07)
                                                                    -------
         Total distributions ....................................     (0.07)
                                                                    -------
Net decrease in net asset value .................................     (1.76)
                                                                    -------
Net Asset Value, End of period ..................................   $  8.24
                                                                    =======
TOTAL RETURN ....................................................    (16.98)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .........................   $ 6,070
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser (c) ............................................      5.11%(d)(e)
      After reimbursement and/or waiver of expenses by
         Adviser (c) ............................................      1.31%(d)(e)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ................................................     (2.48)%(d)(e)
      After reimbursement and/or waiver of expenses by Adviser ..      1.32%(d)(e)
   Portfolio Turnover ...........................................    498.68%(b)

----------
(a) Smart Portfolios Fund, Class N, commenced investment operations on January 10, 2008.

(b)  Not Annualized.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Ratios of expenses to average net assets include interest expense of 0.01% for the period ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
NEW CENTURY ABSOLUTE RETURN ETF FUND - CLASS N                  OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                    PERIOD ENDED
                                                                     10/31/08(a)
                                                                    ------------
Net Asset Value, Beginning of period ............................   $ 10.00
                                                                    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................................      0.01
      Net realized and unrealized loss on investments ...........     (1.37)
                                                                    -------
         Total from investment operations .......................     (1.36)
                                                                    -------
Net decrease in net asset value .................................     (1.36)
                                                                    -------
Net Asset Value, End of period ..................................   $  8.64
                                                                    =======
TOTAL RETURN ....................................................    (13.60)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .........................   $13,748
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser (c) ............................................      3.77%(d)
      After reimbursement and/or waiver of expenses by
         Adviser (c) ............................................      1.50%(d)
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ................................................     (2.02)%(d)
      After reimbursement and/or waiver of expenses by Adviser ..      0.25%(d)
      Portfolio Turnover ........................................    172.11%(b)

----------
(a) New Century Absolute Return ETF Fund, Class N, commenced investment operations on March 4, 2008.

(b)  Not Annualized.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MB ENHANCED EQUITY INCOME FUND - CLASS N                        OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                    PERIOD ENDED
                                                                     10/31/08(a)
                                                                    ------------
Net Asset Value, Beginning of period ............................   $ 10.00
                                                                    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................................      0.14
      Net realized and unrealized loss on investments ...........     (1.91)
                                                                    -------
         Total from investment operations .......................     (1.77)
                                                                    -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income .................................................     (0.14)
                                                                    -------
         Total Distributions ....................................     (0.14)
                                                                    -------
Net decrease in net asset value .................................     (1.91)
                                                                    -------
Net Asset Value, End of period ..................................   $  8.09
                                                                    =======
TOTAL RETURN ....................................................    (17.91)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .........................   $14,389
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ................................................      2.38%(c)
      After reimbursement and/or waiver of expenses by
         Adviser ................................................      1.10%(c)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ................................................      0.86%(c)
      After reimbursement and/or waiver of expenses by
         Adviser ................................................      2.14%(c)
   Portfolio Turnover ...........................................     23.68%(b)

----------
(a) MB Enhanced Equity Income Fund, Class N, commenced investment operations on January 15, 2008.

(b)  Not Annualized.

(c)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FORTIS REAL ESTATE FUND - CLASS N                               OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                      YEAR        YEAR        YEAR        YEAR       YEAR
                                                                      ENDED       ENDED       ENDED       ENDED      ENDED
                                                                    10/31/08    10/31/07    10/31/06    10/31/05   10/31/04
                                                                    --------    --------    --------    --------   --------
Net Asset Value, Beginning of period ............................   $ 15.59     $ 19.99     $ 16.23     $ 14.56    $ 11.52
                                                                    -------     -------     -------     -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................................      0.07(a)     0.30(a)     0.32(a)     0.46(a)    0.44
      Net realized and unrealized gain (loss)
         on investments .........................................     (5.50)      (0.40)       5.42        2.10       3.02
                                                                    -------     -------     -------     -------    -------
         Total from investment operations .......................     (5.43)      (0.10)       5.74        2.56       3.46
                                                                    -------     -------     -------     -------    -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income .................................................     (0.09)      (0.05)      (0.13)      (0.26)     (0.30)
      Distributions from net realized gain on investments .......     (3.99)      (4.25)      (1.85)      (0.63)     (0.12)
                                                                    -------     -------     -------     -------    -------
         Total distributions ....................................     (4.08)      (4.30)      (1.98)      (0.89)     (0.42)
                                                                    -------     -------     -------     -------    -------
Net increase (decrease) in net asset value ......................     (9.51)      (4.40)       3.76        1.67       3.04
                                                                    -------     -------     -------     -------    -------
Net Asset Value, End of period ..................................   $  6.08     $ 15.59     $ 19.99     $ 16.23    $ 14.56
                                                                    =======     =======     =======     =======    =======
TOTAL RETURN ....................................................    (43.76)%     (1.41)%     39.19%      18.06%     30.73%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .........................   $ 6,030     $49,123     $72,506     $54,851    $72,451
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ................................................      1.57%(b)    1.46%(b)    1.46%(b)    1.45%      1.46%
      After reimbursement and/or waiver of expenses by Adviser ..      1.37%(b)    1.37%(b)    1.37%(b)    1.37%      1.37%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ................................................      0.49%       1.73%       1.77%       2.91%      3.50%
      After reimbursement and/or waiver of expenses by Adviser ..      0.69%       1.82%       1.86%       2.99%      3.59%
   Portfolio Turnover ...........................................     85.08%      88.75%      83.15%      43.14%     24.28%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
FORTIS REAL ESTATE FUND - CLASS I                               OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                        YEAR       YEAR        YEAR         PERIOD
                                                                       ENDED       ENDED       ENDED        ENDED
                                                                     10/31/08    10/31/07    10/31/06    10/31/05(a)
                                                                     --------    --------    --------    -----------
Net Asset Value, Beginning of period .............................   $ 15.62     $ 20.00     $ 16.23     $ 16.64
                                                                     -------     -------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ......................................      0.09(b)     0.34(b)     0.36(b)     0.10(b)
      Net realized and unrealized gain (loss) on investments .....     (5.51)      (0.40)       5.42       (0.51)
                                                                     -------     -------     -------     -------
         Total from investment operations ........................     (5.42)      (0.06)       5.78       (0.41)
                                                                     -------     -------     -------     -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ..     (0.13)      (0.07)      (0.16)         --
      Distributions from net realized gain on investments ........     (3.99)      (4.25)      (1.85)         --
                                                                     -------     -------     -------     -------
         Total distributions .....................................     (4.12)      (4.32)      (2.01)         --
                                                                     -------     -------     -------     -------
Net increase (decrease) in net asset value .......................     (9.54)      (4.38)       3.77       (0.41)
                                                                     -------     -------     -------     -------
Net Asset Value, End of period ...................................   $  6.08     $ 15.62     $ 20.00     $ 16.23
                                                                     =======     =======     =======     =======
TOTAL RETURN .....................................................    (43.58)%     (1.18)%     39.54%      (2.46)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........................   $23,411     $41,545     $46,025     $32,711
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      1.32%(d)    1.20%(d)    1.21%(d)    1.32%(e)
      After reimbursement and/or waiver of expenses by Adviser ...      1.12%(d)    1.11%(d)    1.12%(d)    1.11%(e)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      0.74%       1.99%       2.02%       5.11%(e)
      After reimbursement and/or waiver of expenses by Adviser ...      0.94%       2.08%       2.11%       5.32%(e)
   Portfolio Turnover ............................................     85.08%      88.75%      83.15%      43.14%

----------
(a) Fortis Real Estate Fund, Class I, commenced investment operations on September 20, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)  Not Annualized.

(d) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008, October 31, 2007 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL BALANCED FUND - CLASS N                       OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                       YEAR        YEAR        YEAR        YEAR       YEAR
                                                                       ENDED       ENDED       ENDED       ENDED      ENDED
                                                                     10/31/08    10/31/07    10/31/06    10/31/05   10/31/04
                                                                     --------    --------    --------    --------   --------
Net Asset Value, Beginning of  period ............................   $ 19.98     $ 17.21     $ 16.41     $ 15.81    $ 15.57
                                                                     -------     -------     -------     -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ......................................      0.29        0.19(a)     0.18(a)     0.17(a)    0.19(a)
      Net realized and unrealized gain (loss) on investments .....     (4.42)       2.82        0.87        0.67       0.30
                                                                     -------     -------     -------     -------    -------
         Total from investment operations ........................     (4.13)       3.01        1.05        0.84       0.49
                                                                     -------     -------     -------     -------    -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ..     (0.24)      (0.24)      (0.25)      (0.24)     (0.25)
                                                                     -------     -------     -------     -------    -------
         Total distributions .....................................     (0.24)      (0.24)      (0.25)      (0.24)     (0.25)
                                                                     -------     -------     -------     -------    -------
Net increase (decrease) in net asset value .......................     (4.37)       2.77        0.80        0.60       0.24
                                                                     -------     -------     -------     -------    -------
Net Asset Value, End of period ...................................   $ 15.61     $ 19.98     $ 17.21     $ 16.41    $ 15.81
                                                                     =======     =======     =======     =======    =======
TOTAL RETURN .....................................................    (20.87)%     17.63%       6.56%       5.27%      3.15%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........................   $16,586     $16,703     $23,355     $48,759    $93,935
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      1.74%       1.72%(b)    1.33%(b)    1.16%      1.13%
      After reimbursement and/or waiver of expenses by Adviser ...      1.35%       1.36%(b)    1.33%(b)    1.16%      1.13%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      0.74%       0.71%       1.07%       1.04%      1.18%
      After reimbursement and/or waiver of expenses by Adviser ...      1.13%       1.07%       1.07%       1.04%      1.18%
   Portfolio Turnover ............................................     43.65%      36.25%      33.70%      33.43%     35.90%

----------
(a) The selected per share data was calculated using the weighed average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
MONTAG & CALDWELL BALANCED FUND - CLASS I                       OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                       YEAR       YEAR       YEAR       YEAR       YEAR
                                                                       ENDED      ENDED      ENDED      ENDED      ENDED
                                                                     10/31/08   10/31/07   10/31/06   10/31/05   10/31/04
                                                                     --------   --------   --------   --------   --------
Net Asset Value, Beginning of period .............................   $ 19.94    $17.19     $16.39     $ 15.81    $ 15.57
                                                                     -------    ------     ------     -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ......................................      0.27      0.24(a)    0.22(a)     0.21(a)    0.23(a)
      Net realized and unrealized gain (loss) on investments .....     (4.35)     2.80       0.88        0.66       0.30
                                                                     -------    ------     ------     -------    -------
         Total from investment operations ........................     (4.08)     3.04       1.10        0.87       0.53
                                                                     -------    ------     ------     -------    -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ..     (0.29)    (0.29)     (0.30)      (0.29)     (0.29)
                                                                     -------    ------     ------     -------    -------
         Total distributions .....................................     (0.29)    (0.29)     (0.30)      (0.29)     (0.29)
                                                                     -------    ------     ------     -------    -------
Net increase (decrease) in net asset value .......................     (4.37)     2.75       0.80        0.58       0.24
                                                                     -------    ------     ------     -------    -------
Net Asset Value, End of period ...................................   $ 15.57    $19.94     $17.19     $ 16.39    $ 15.81
                                                                     =======    ======     ======     =======    =======
TOTAL RETURN .....................................................    (20.71)%   17.87%      6.80%       5.50%      3.41%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........................   $   919    $1,158     $7,640     $19,609    $79,936
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      1.49%     1.44%(b)   1.07%(b)    0.91%      0.87%
      After reimbursement and/or waiver of expenses by Adviser ...      1.10%     1.08%(b)   1.07%(b)    0.91%      0.87%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      0.99%     0.99%      1.33%       1.29%      1.44%
      After reimbursement and/or waiver of expenses by Adviser ...      1.38%     1.35%      1.33%       1.29%      1.44%
   Portfolio Turnover ............................................     43.65%    36.25%     33.70%      33.43%     35.90%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.01% for the year ended October 31, 2007 and less than 0.005% for the year ended October 31, 2006, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
BALANCED FUND - CLASS N                                         OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                                       YEAR        YEAR        YEAR        YEAR       YEAR
                                                                       ENDED       ENDED       ENDED       ENDED      ENDED
                                                                     10/31/08    10/31/07    10/31/06    10/31/05   10/31/04
                                                                     --------    --------    --------    --------   --------
Net Asset Value, Beginning of  period ............................   $  7.97     $ 10.65     $ 10.84     $  11.32   $  11.07
                                                                     -------     -------     -------     --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ......................................      0.08        0.12        0.12         0.16       0.14
      Net realized and unrealized gain (loss) on investments .....     (1.73)       0.69        0.45         0.20       0.27
                                                                     -------     -------     -------     --------   --------
         Total from investment operations ........................     (1.65)       0.81        0.57         0.36       0.41
                                                                     -------     -------     -------     --------   --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ..     (0.09)      (0.14)      (0.17)       (0.19)     (0.16)
      Distributions from net realized gain on investments ........     (1.40)      (3.35)      (0.59)       (0.65)        --
                                                                     -------     -------     -------     --------   --------
         Total distributions .....................................     (1.49)      (3.49)      (0.76)       (0.84)     (0.16)
                                                                     -------     -------     -------     --------   --------
Net increase (decrease) in net asset value .......................     (3.14)      (2.68)      (0.19)       (0.48)      0.25
                                                                     -------     -------     -------     --------   --------
Net Asset Value, End of period ...................................   $  4.83     $  7.97     $ 10.65     $  10.84   $  11.32
                                                                     =======     =======     =======     ========   ========
TOTAL RETURN .....................................................    (24.76)%     10.47%       5.33%        3.20%      3.73%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) ..........................   $17,673     $35,924     $60,831     $173,051   $230,244
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      1.50%(a)    1.31%(a)    1.14%(a)     1.09%      1.07%
      After reimbursement and/or waiver of expenses by Adviser ...      1.50%(a)    1.31%(a)    1.14%(a)     1.09%      1.07%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      1.33%       1.48%       1.38%        1.53%      1.20%
      After reimbursement and/or waiver of expenses by Adviser ...      1.33%       1.48%       1.38%        1.53%      1.20%
   Portfolio Turnover ............................................    106.18%      60.93%      36.66%       28.76%     28.32%

----------
(a) Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2008, less than 0.005% for the years ended October 31, 2007 and October 31, 2006. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TCH FIXED INCOME FUND - CLASS N                                 OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                  YEAR       YEAR            YEAR         YEAR         YEAR
                                                  ENDED      ENDED           ENDED        ENDED        ENDED
                                                10/31/08   10/31/07        10/31/06     10/31/05     10/31/04
                                                --------   --------        --------     --------     --------
Net Asset Value, Beginning of period ........   $  9.73    $  9.62         $  9.69      $  10.13     $  10.07
                                                -------    -------         -------      --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................      0.47       0.48(a)         0.45(a)       0.42(a)      0.43
      Net realized and unrealized gain (loss)
         on investments .....................     (1.10)      0.14           (0.04)        (0.38)        0.13
                                                -------    -------         -------      --------     --------
         Total from investment operations ...     (0.63)      0.62            0.41          0.04         0.56
                                                -------    -------         -------      --------     --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...........     (0.50)     (0.51)          (0.48)        (0.48)       (0.50)
                                                -------    -------         -------      --------     --------
         Total distributions ................     (0.50)     (0.51)          (0.48)        (0.48)       (0.50)
                                                -------    -------         -------      --------     --------
Net increase (decrease) in net asset value ..     (1.13)      0.11           (0.07)        (0.44)        0.06
                                                -------    -------         -------      --------     --------
Net Asset Value, End of period ..............   $  8.60    $  9.73         $  9.62      $   9.69     $  10.13
                                                =======    =======         =======      ========     ========
TOTAL RETURN ................................     (6.89)%     6.56%           4.42%         0.40%        5.66%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .....   $42,765    $52,662         $77,096      $138,807     $154,079
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................      1.06%      1.04%(b)        0.96%(b)      0.95%        0.92%
      After reimbursement and/or waiver of
         expenses by Adviser ................      0.65%      0.73%(b)(c)     0.75%(b)      0.74%        0.74%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................      4.59%      4.63%           4.45%         3.98%        4.08%
      After reimbursement and/or waiver of
         expenses by Adviser ................      5.00%      4.94%           4.66%         4.19%        4.26%
   Portfolio Turnover .......................     78.39%     71.61%          71.19%        41.33%       46.80%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's expense reimbursement level, which affects the net expense ratio was changed from 0.74% to 0.64% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser's expense reimbursement level changed from 0.64% to 0.74%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds
TCH FIXED INCOME FUND - CLASS I                                 OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                  YEAR       YEAR            YEAR         YEAR         YEAR
                                                  ENDED      ENDED           ENDED        ENDED        ENDED
                                                10/31/08   10/31/07        10/31/06     10/31/05     10/31/04
                                                --------   --------        --------     --------     --------
Net Asset Value, Beginning of  period .......   $  9.73    $  9.62         $  9.69      $ 10.13      $  10.07
                                                -------    -------         -------      -------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................      0.48       0.51(a)         0.47(a)      0.44(a)       0.45
      Net realized and unrealized gain (loss)
         on investments .....................     (1.09)      0.13           (0.03)       (0.37)         0.13
                                                -------    -------         -------      -------      --------
         Total from investment operations ...     (0.61)      0.64            0.44         0.07          0.58
                                                -------    -------         -------      -------      --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ..................     (0.52)     (0.53)          (0.51)       (0.51)        (0.52)
                                                -------    -------         -------      -------      --------
         Total distributions ................     (0.52)     (0.53)          (0.51)       (0.51)        (0.52)
                                                -------    -------         -------      -------      --------
Net increase (decrease) in net asset value ..     (1.13)      0.11           (0.07)       (0.44)         0.06
                                                -------    -------         -------      -------      --------
Net Asset Value, End of period ..............   $  8.60    $  9.73         $  9.62      $  9.69      $  10.13
                                                =======    =======         =======      =======      ========
TOTAL RETURN ................................     (6.65)%     6.84%           4.68%        0.65%         5.93%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of period (in 000's) .....   $25,891    $39,318         $43,148      $72,876      $278,712
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................      0.81%      0.78%(b)        0.71%(b)     0.70%         0.67%
      After reimbursement and/or waiver of
         expenses by Adviser ................      0.40%      0.47%(b)(c)     0.50%(b)     0.49%         0.49%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............      4.84%      4.89%           4.70%        4.23%         4.34%
      After reimbursement and/or waiver
         of expenses by Adviser .............      5.25%      5.20%           4.91%        4.44%         4.52%
   Portfolio Turnover .......................     78.39%     71.61%          71.19%       41.33%        46.80%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2007 and October 31, 2006, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's expense reimbursement level, which affects the net expense ratio, was changed from 0.49% to 0.39% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser's expense reimbursement level changed from 0.39% to 0.49%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS

NOTE (A) FUND ORGANIZATION: The Aston Funds (the "Trust") (formerly known as ABN AMRO Funds) was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company with 32 separate portfolios established by the Board of Trustees as of October 31, 2008.

Aston Asset Management LLC ("Aston"), the investment adviser to each Fund included in these financial statements and the administrator to all of the Funds, manages each Fund by retaining one or more Sub-Advisers to manage each Fund. The following 26 portfolios of the Trust are included in these financial statements:

Aston/Montag & Caldwell Growth Fund (the "M&C Growth Fund")

Aston/Veredus Select Growth Fund (the "Veredus Select Growth Fund")

Aston Growth Fund, formerly known as Aston/ABN AMRO Growth Fund (the "Growth Fund")

Aston/Optimum Large Cap Opportunity Fund (the "Optimum Large Cap Opportunity Fund")

Aston Value Fund (the "Value Fund")

Aston/TAMRO All Cap Fund, formerly known as Aston/TAMRO Large Cap Value Fund (the "TAMRO All Cap Fund")

Aston/River Road Dividend All Cap Value Fund, formerly known as Aston/River Road Dynamic Equity Income Fund (the "River Road Dividend All Cap Value Fund")

Aston/Optimum Mid Cap Fund (the "Optimum Mid Cap Fund")

Aston/Montag & Caldwell Mid Cap Growth Fund (the "M&C Mid Cap Growth Fund")

Aston/ClariVest Mid Cap Growth Fund (the "ClariVest Mid Cap Growth Fund")

Aston/Cardinal Mid Cap Value Fund (the "Cardinal Mid Cap Value Fund")

Aston/River Road Small-Mid Cap Fund (the "River Road Small-Mid Cap Fund")

Aston/Veredus Aggressive Growth Fund (the "Veredus Aggressive Growth Fund")

Aston/TAMRO Small Cap Fund (the "TAMRO Small Cap Fund")

Aston/River Road Small Cap Value Fund (the "River Road Small Cap Value Fund")

Aston/Neptune International Fund (the "Neptune International Fund")

Aston/Barings International Fund (the "Barings International Fund")

Aston/Fortis Global Real Estate Fund, formerly known as Aston/ABN AMRO Global Real Estate Fund (the "Fortis Global Real Estate Fund")

Aston/SGA International Small-Mid Cap Fund (the "SGA International Small-Mid Cap Fund")

Aston/Smart Portfolios Fund, formerly known as Aston/Smart Allocation ETF Fund, (the "Smart Portfolios Fund")

Aston/New Century Absolute Return ETF Fund (the "New Century Absolute Return ETF Fund")

Aston/MB Enhanced Equity Income Fund (the "MB Enhanced Equity Income Fund")

Aston/Fortis Real Estate Fund, formerly known as Aston/ABN AMRO Real Estate Fund (the "Fortis Real Estate Fund")

Aston/ Montag & Caldwell Balanced Fund (the "M&C Balanced Fund")

Aston Balanced Fund (the "Balanced Fund")

Aston/TCH Fixed Income Fund (the "TCH Fixed Income Fund")

Aston/Resolution Global Equity Fund was terminated and liquidated on February 20, 2008. Aston/Veredus Sci-Tech Fund was terminated and liquidated on March 28, 2008. Aston/TCH Investment Grade Bond Fund and Aston/McDonnell Municipal Bond Fund were each terminated and liquidated on July 30, 2008.

M&C Growth Fund and Growth Fund are authorized to issue three classes of shares (Class N Shares, Class I Shares and Class R Shares). Veredus Select Growth Fund, Value Fund, River Road Dividend All Cap Value Fund, Optimum Mid Cap Fund, River Road Small-Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund, Neptune International Fund, Barings International Fund, Fortis Real Estate Fund, M&C Balanced Fund, Balanced Fund and TCH Fixed Income Fund are each authorized to issue two classes of shares (Class N Shares and Class I Shares). Optimum Large Cap Opportunity Fund, TAMRO All Cap Fund, M&C Mid Cap Growth Fund, ClariVest Mid Cap Growth Fund, Cardinal Mid Cap Value Fund, Fortis Global Real Estate Fund, SGA International Small-Mid Cap Fund, Smart Portfolios Fund, New Century Absolute Return ETF Fund and MB Enhanced Equity Income Fund are each authorized to issue one class of shares (Class N Shares). Currently Barings International Fund offers only Class I Shares and Balanced Fund offers only Class N Shares. Each class of shares is substantially the same except that certain classes of shares bear class specific expenses, which include distribution fees. River Road Small Cap Value Fund and the TAMRO Small Cap Fund are each closed to new investors until further notice.

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

The investment objectives of the Funds are as follows:

M&C GROWTH FUND              Long-term capital appreciation and, secondarily,
                             current income, by investing primarily in common
                             stocks and convertible securities.

VEREDUS SELECT GROWTH FUND   Capital appreciation.

GROWTH FUND                  Long-term total return through a combination of
                             capital appreciation and current income by
                             investing primarily in a combination of stocks and
                             bonds.

OPTIMUM LARGE CAP            Long-term capital appreciation.
   OPPORTUNITY FUND

VALUE FUND                   Total return through long-term capital
                             appreciation and current income.

TAMRO ALL CAP FUND           Long-term capital appreciation.

RIVER ROAD DIVIDEND          High current income and, secondarily, long-term
   ALL CAP VALUE FUND        capital appreciation.

OPTIMUM MID CAP FUND         Long-term total return through capital appreciation
                             by investing primarily in common and preferred
                             stocks and convertible securities.

M&C MID CAP GROWTH FUND      Long-term capital appreciation and secondarily,
                             current income, by investing primarily in common
                             stocks and convertible securities.

CLARIVEST MID CAP GROWTH     Total return.
   FUND

CARDINAL MID CAP VALUE       High level of total return.
   FUND

RIVER ROAD SMALL-MID CAP     Long-term capital appreciation.
   FUND

VEREDUS AGGRESSIVE GROWTH    Capital appreciation.
   FUND

TAMRO SMALL CAP FUND         Long-term capital appreciation.

RIVER ROAD SMALL CAP VALUE   Long-term capital appreciation.
   FUND

NEPTUNE INTERNATIONAL FUND   Long-term capital appreciation.

BARINGS INTERNATIONAL FUND   Total return.

FORTIS GLOBAL REAL ESTATE    Total return through a combination of growth and
   FUND                      income.

SGA INTERNATIONAL            Total return.
   SMALL-MID CAP FUND

SMART PORTFOLIOS FUND        Long-term capital appreciation.

NEW CENTURY ABSOLUTE         Positive total return.
   RETURN ETF FUND

MB ENHANCED EQUITY INCOME    Total return through a combination of a high level
   FUND                      of current income and capital appreciation.

FORTIS REAL ESTATE FUND      Total return through a combination of growth and
                             income.

M&C BALANCED FUND            Long-term total return.

BALANCED FUND                Growth of capital with current income by investing
                             in a combination of equity and fixed income
                             securities.

TCH FIXED INCOME FUND        High current income consistent with prudent risk of
                             capital.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with US generally accepted accounting principles.

(1) SECURITY VALUATION: Equity securities, closed-end funds and index options traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price ("NOCP"), if applicable. If no last sale price or NOCP, if applicable, is reported, the mean of the last bid and asked prices is used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by a pricing service when such prices are believed by the Adviser to reflect the current market value of such securities in accordance with guidelines adopted. If accurate market quotations are not available, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost. Investments in money market funds are valued at the underlying fund's net asset value at the date of valuation. Foreign securities are valued at the last sales price on the primary exchange where the security is traded. Under the fair value procedures adopted by the Board of Trustees, the Funds may utilize the services of an independent pricing service to determine fair value prices for foreign securities if certain significant events occur.

Certain Funds invest in exchange traded funds ("ETFs"), which are shares of other investment companies ("underlying funds"). An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. When a Fund invests in an underlying fund, shareholders of the Fund bear their proportionate share of the other underlying

Aston Funds

                                                                 OCTBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

fund's fees and expenses, including operating, registration, trustee licensing and marketing, as well as their share of the Fund's fees and expenses.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser or Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) WHEN ISSUED/DELAYED DELIVERY SECURITIES: The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. At October 31, 2008, the Funds did not own any when issued or delayed delivery securities.

(4) MORTGAGE-BACKED SECURITIES: M&C Balanced Fund, Balanced Fund and TCH Fixed Income Fund may invest in mortgage-backed securities ("MBS"), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank, are supported by the issuer's right to borrow from the U.S. Treasury. Others, such as those issued by Fannie Mae (formerly known as the Federal National Mortgage Association), are supported by the credit of the issuer. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. The Funds previously listed may also invest in collateralized mortgage obligations ("CMO") and real estate mortgage investment conduits ("REMIC"). A CMO is a bond that is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

(5) OPTIONS CONTRACTS: Certain Funds may write and/or purchase call and put options on securities. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund's Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value, based on the quoted daily settlement price, of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid.

(6) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily and is captured in dividends and interest receivable. Premiums and discounts are amortized or accreted on an effective yield

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

method on fixed income securities. Securities are accounted for on a trade date plus one basis. The cost of securities sold is determined using the identified cost method for the Optimum Mid Cap Fund and First in First Out ("FIFO") method for all other Funds.

(7) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

(8) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2008, the following Funds had available realized capital losses to offset future net capital gains through the fiscal year ended:

                                2009        2010        2011       2012    2013     2014       2015        2016        TOTAL
                            -----------  ----------  ----------  --------  ----  ----------  --------  -----------  -----------
Veredus Select
   Growth Fund ...........  $        --  $       --  $       --  $     --  $ --  $       --  $     --  $20,645,901  $20,645,901
Growth Fund ..............   15,120,067          --          --        --    --          --        --   11,375,824   26,495,891
Optimum Large Cap
   Opportunity Fund ......           --          --          --        --    --          --   900,934    4,340,402    5,241,336
TAMRO All Cap Fund .......           --          --          --        --    --          --        --      323,950      323,950
River Road Dividend
   All Cap Value Fund.....           --          --          --        --    --          --        --    3,889,205    3,889,205
M&C Mid Cap
   Growth Fund ...........           --          --          --        --    --          --        --      343,633      343,633
CarliVest Mid Cap
   Growth Fund ...........           --          --          --        --    --          --        --      125,913      125,913
Cardinal Mid Cap
   Value Fund ............           --          --          --        --    --          --        --       81,755       81,755
River Road
   Small-Mid Cap Fund ....           --          --          --        --    --          --   171,820    4,200,696    4,372,516
Veredus Aggressive
   Growth Fund ...........           --          --          --        --    --          --        --   22,597,198   22,597,198
TAMRO Small
   Cap Fund ..............           --          --          --        --    --          --        --   24,563,509   24,563,509
River Road Small Cap
   Value Fund ............           --          --          --        --    --          --        --   35,316,476   35,316,476
Neptune International
   Fund ..................           --          --          --        --    --          --     7,221      732,366      739,587
Barings International
   Fund ..................           --          --          --        --    --          --        --    1,923,797    1,923,797
Fortis Global
   Real Estate Fund ......           --          --          --        --    --          --        --    2,915,600    2,915,600
SGA International
   Small-Mid Cap Fund ....           --          --          --        --    --          --        --       98,265       98,265
Smart Portfolios Fund ....           --          --          --        --    --          --        --      220,013      220,013
New Century Absolute
   Return ETF Fund .......           --          --          --        --    --          --        --      454,248      454,248
Fortis Real Estate Fund ..           --          --          --        --    --          --        --   12,378,561   12,378,561
M&C Balanced Fund ........           --   4,092,594   2,978,228        --    --          --        --           --    7,070,822
Balanced Fund ............           --          --          --        --    --          --        --      455,967      455,967
TCH Fixed Income Fund ....           --      15,376          --   139,950    --   5,274,089        --    2,654,917    8,084,332

For the year ended October 31, 2008 the Growth Fund utilized $306,354 and $306,353 of capital losses expiring in 2008 and 2009, respectively, and the M&C Balanced Fund utilized $176,865 of capital losses expiring in 2010.

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculation as late as the fund's last NAV calculation in the first semi-annual financial statement reporting period. The tax periods open to examination by the Internal Revenue Service include the fiscal years ended October 31, 2008, 2007, 2006 and 2005. As a result, the Aston Funds have evaluated the implications of FIN 48 and determined that there is no material impact on the financial statements.

(9) MULTI-CLASS OPERATIONS: With respect to M&C Growth Fund, Veredus Select Growth Fund, Growth Fund, Value Fund, River Road Dividend All Cap Value Fund, Optimum Mid Cap Fund, River Road Small-Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund, Neptune International Fund, Fortis Real Estate Fund, M&C Balanced Fund and TCH Fixed Income Fund, each class offered by these Funds has equal rights as to net assets. Income, fund and trust level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated to each class and include distribution fees.

(10) OFFERING COSTS: Certain costs were incurred in connection with the offering of the following Funds disclosed in the table below. The costs associated have been capitalized and are being amortized on a straight-line basis over twelve months based on the commencement date of the Funds, stated below.

                                                              ORIGINAL
FUND                                   COMMENCEMENT DATE   OFFERING COSTS
----                                   -----------------   --------------
Smart Portfolios Fund                   January 10, 2008       $70,170
MB Enhanced Equity Income Fund          January 15, 2008        60,391
New Century Absolute Return ETF Fund       March 4, 2008        83,557

(11) USE OF ESTIMATES: The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(12) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

(13) ADDITIONAL ACCOUNTING STANDARDS: In September 2006, STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Aston Funds will incorporate SFAS 157 in their N-Q report on January 31, 2009.

In March 2008, Financial Accounting Standards Board released STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 161"). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

Management is currently evaluating the impact the adoption of SFAS 157 and SFAS 161 will have on the Funds' financial statement disclosures, if any.

NOTE (C) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: Dividends and distributions to shareholders are recorded on the ex-dividend date. River Road Dividend All Cap Value Fund and TCH Fixed Income Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

Value Fund, Smart Portfolios Fund, MB Enhanced Equity Income Fund, M&C Balanced Fund and Balanced Fund distribute dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

M&C Growth Fund, Veredus Select Growth Fund, Growth Fund, Optimum Large Cap Opportunity Fund, TAMRO All Cap Fund, Optimum Mid Cap Fund, M&C Mid Cap Growth Fund, ClariVest Mid Cap Growth Fund, Cardinal Mid Cap Value Fund, River Road Small-Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund, Neptune International Fund, Barings International Fund, Fortis Global Real Estate Fund, SGA International Small-Mid Cap Fund, New Century Absolute Return ETF Fund, and Fortis Real Estate Fund, distribute dividends from net investment income to shareholders annually and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

Dividends and distributions are automatically reinvested in additional Fund shares on ex-date for that day's ending NAV for the respective Fund for those shareholders who have elected the reinvestment option.

Differences in dividends per share between classes of M&C Growth Fund, Veredus Select Growth Fund, Growth Fund, Value Fund, River Road Dividend All Cap Value Fund, Optimum Mid Cap Fund, River Road Small-Mid Cap Fund, Veredus Aggressive Growth Fund, TAMRO Small Cap Fund, River Road Small Cap Value Fund, Neptune International Fund, Fortis Real Estate Fund, M&C Balanced Fund and TCH Fixed Income Fund are due to different class expenses. Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. Permanent differences, such as net operating losses, nondeductible expenses, premium amortization, mark to market on Passive Foreign Investment Companies and adjustment for Real Estate Investment Trusts, are reclassified among capital accounts in the financial statements to reflect their character. Temporary differences, such as deferrals on losses relating to wash sales transactions and capital loss carryovers, arise when income, expenses, gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Permanent differences between book and tax basis reporting for the 2008 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

                                             ACCUMULATED    ACCUMULATED
                                            UNDISTRIBUTED       NET
                                                 NET          REALIZED
                                              INVESTMENT        GAIN         PAID IN
FUND                                            INCOME         (LOSS)        CAPITAL
----                                        -------------   -----------   ------------
M&C Growth Fund .........................    $    (2,331)   $     1,377   $        954
Veredus Select Growth Fund ..............        366,716            103       (366,819)
Growth Fund .............................         (2,699)    20,514,505    (20,511,806)
Optimum Large Cap Opportunity Fund ......         14,319             --        (14,319)
Value Fund ..............................           (562)           562             --
TAMRO All Cap Fund ......................            (40)            40             --
River Road Dividend All Cap Value Fund ..       (358,238)       382,436        (24,198)
M&C Mid Cap Growth Fund .................         33,492             --        (33,492)
ClariVest Mid Cap Growth Fund ...........         36,710             --        (36,710)
Cardinal Mid Cap Value Fund .............         36,281             --        (36,281)
River Road Small-Mid Cap Fund ...........         21,351             --        (21,351)
Veredus Aggressive Growth Fund ..........      1,408,310            786     (1,409,096)
TAMRO Small Cap Fund ....................     (1,112,133)     1,111,684            449
River Road Small Cap Value Fund .........       (169,477)       169,317            160
Neptune International Fund ..............        (71,390)       114,944        (43,554)
Barings International Fund ..............       (104,279)       163,244        (58,965)
Fortis Global Real Estate Fund ..........       (167,082)       200,265        (33.183)
SGA International Small-Mid Cap Fund ....         30,723          7,322        (38,045)
Smart Portfolios Fund ...................         54,736             --        (54,736)
New Century Absolute Return ETF Fund ....         52,587             --        (52,587)
MB Enhanced Equity Income Fund ..........         46,882             --        (46,882)
Fortis Real Estate Fund .................        296,161       (296,161)            --
M&C Balanced Fund .......................         27,900        (27,900)            --
Balanced Fund ...........................        269,695       (269,695)            --
TCH Fixed Income Fund ...................        974,880       (974,880)            --

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes.

Aston Funds
                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

The tax character of distributions paid during the fiscal years ended 2008 and 2007 was as follows:

                                                  DISTRIBUTIONS PAID IN 2008         DISTRIBUTIONS PAID IN 2007
                                            --------------------------------------   --------------------------
                                                            LONG-TERM
                                              ORDINARY       CAPITAL     RETURN OF    ORDINARY      LONG-TERM
                                               INCOME         GAINS       CAPITAL      INCOME     CAPITAL GAINS
                                            -----------   ------------   ---------   ----------   -------------
M&C Growth Fund .........................   $40,646,846   $227,599,180    $    --    $7,569,069    $14,011,650
Veredus Select Growth Fund ..............     6,651,877      1,462,356         --            --             --
Growth Fund .............................     9,845,290     90,452,517         --     9,357,290     96,058,568
Optimum Large Cap Opportunity Fund ......        26,900             --         --            --             --
Value Fund ..............................     7,735,979     35,024,643         --     6,321,187     13,737,654
TAMRO All Cap Fund ......................       252,035        976,804         --        36,680      1,853,376
River Road Dividend All Cap Value Fund ..     2,532,551        495,595     24,198     1,114,818         90,549
Optimum Mid Cap Fund ....................     8,375,773     56,595,670         --            --     45,551,373
River Road Small-Mid Cap Fund ...........        58,969             --         --            --             --
Veredus Aggressive Growth Fund ..........    22,230,291     31,954,642         --            --     29,880,690
TAMRO Small Cap Fund ....................         2,106     17,214,592         --            --     15,385,918
River Road Small Cap Value Fund .........    10,151,344      1,306,132         --     3,357,659         46,483
Neptune International Fund ..............        28,222             --         --            --             --
Fortis Global Real Estate Fund ..........       369,384         10,047         --            --             --
Smart Portfolios Fund ...................        37,610             --         --            --             --
MB Enhanced Equity Income Fund ..........       210,633             --         --            --             --
Fortis Real Estate Fund .................     3,500,548     19,703,911         --     3,871,960     22,029,717
M&C Balanced Fund .......................       243,807             --         --       315,093             --
Balanced Fund ...........................       798,522      5,591,012         --       705,675     16,036,482
TCH Fixed Income Fund ...................     4,498,684             --         --     5,289,306             --

As of October 31, 2008, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

                                                            UNDISTRIBUTED
                                             CAPITAL LOSS      ORDINARY      UNDISTRIBUTED     UNREALIZED
                                             CARRYFORWARD       INCOME      LONG-TERM GAIN    DEPRECIATION       TOTAL
                                            -------------   -------------   --------------   -------------   -------------
M&C Growth Fund .........................   $         --      $3,887,167      $43,115,588    $(201,400,531)  $(154,397,776)
Veredus Select Growth Fund ..............    (20,645,901)             --               --      (16,892,329)    (37,538,230)
Growth Fund .............................    (26,495,891)        529,040               --      (49,765,678)    (75,732,529)
Optimum Large Cap Opportunity Fund ......     (5,241,336)             --               --       (1,645,545)     (6,886,881)
Value Fund ..............................             --         198,951       26,989,113      (57,432,377)    (30,244,313)
TAMRO All Cap Fund ......................       (323,950)         30,808               --       (1,208,436)     (1,501,578)
River Road Dividend All Cap Value Fund ..     (3,889,205)             --               --      (11,306,149)    (15,195,354)
Optimum Mid Cap Fund ....................             --       1,964,622       10,425,693     (214,517,923)   (202,127,608)
M&C Mid Cap Growth Fund .................       (343,633)         18,374               --         (792,447)     (1,117,706)
ClariVest Mid Cap Growth Fund ...........       (125,913)         34,803               --         (101,587)       (192,697)
Cardinal Mid Cap Value Fund .............        (81,755)         38,007               --         (376,060)       (419,808)
River Road Small-Mid Cap Fund ...........     (4,372,516)        167,978               --      (20,907,600)    (25,112,138)
Veredus Aggressive Growth Fund ..........    (22,597,198)             --               --      (14,171,345)    (36,768,543)
TAMRO Small Cap Fund ....................    (24,563,509)        342,747               --      (63,894,790)    (88,115,552)
River Road Small Cap Value Fund .........    (35,316,476)        282,201               --      (68,627,373)   (103,661,648)
Neptune International Fund ..............       (739,587)         86,551               --       (5,716,040)     (6,369,076)
Barings International Fund ..............     (1,923,797)             --               --       (2,824,604)     (4,748,401)
Fortis Global Real Estate Fund ..........     (2,915,600)         71,174               --       (6,853,662)     (9,698,088)
SGA International Small-Mid Cap Fund ....        (98,265)         48,721               --         (594,713)       (644,257)
Smart Portfolios Fund ...................       (220,013)         53,712               --         (672,476)       (838,777)
New Century Absolute Return ETF Fund ....       (454,248)         63,413               --       (1,609,313)     (2,000,148)
MB Enhanced Equity Income Fund ..........             --       1,079,603               --       (4,750,521)     (3,670,918)
Fortis Real Estate Fund .................    (12,378,561)        615,145               --      (12,731,641)    (24,495,057)
M&C Balanced Fund .......................     (7,070,822)         23,284               --       (2,484,682)     (9,532,220)
Balanced Fund ...........................       (455,967)         28,564               --       (3,214,581)     (3,641,984)
TCH Fixed Income Fund ...................     (8,084,332)         26,189               --       (7,997,617)    (16,055,760)

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Share transactions of the Funds were as follows:

YEAR ENDED OCTOBER 31, 2008

                                                             PROCEEDS FROM                     NET INCREASE
                                                             REINVESTMENT                      (DECREASE) IN
CLASS N                                          SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                       ----------   ----------------   -----------   ------------------
M&C Growth Fund ...........................   14,677,614       3,514,388      (10,293,943)       7,898,059
Veredus Select Growth Fund ................    1,689,953         541,855         (984,250)       1,247,558
Growth Fund ...............................      771,373       2,263,248       (4,977,106)      (1,942,485)
Optimum Large Cap Opportunity Fund ........      361,985           2,154       (3,051,046)      (2,686,907)
Value Fund ................................    2,253,400         932,494       (9,395,263)      (6,209,369)
TAMRO All Cap Fund ........................       93,932          94,685         (227,227)         (38,610)

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                             PROCEEDS FROM                     NET INCREASE
                                                             REINVESTMENT                      (DECREASE) IN
CLASS N                                          SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                       ----------   ----------------   -----------   ------------------
River Road Dividend All Cap Value Fund ....    5,407,124         255,565       (2,121,746)       3,540,943
Optimum Mid Cap Fund ......................   14,676,572       1,873,766      (12,507,157)       4,043,181
M&C Mid Cap Growth Fund (a) ...............      318,097              --           (7,739)         310,358
ClariVest Mid Cap Growth Fund (a) .........       55,040              --               (1)          55,039
Cardinal Mid Cap Value Fund (a) ...........      125,659              --               (1)         125,658
River Road Small-Mid Cap Fund .............    3,629,344              --         (898,784)       2,730,560
Veredus Aggressive Growth Fund ............      842,978       1,862,155       (2,674,801)          30,332
TAMRO Small Cap Fund ......................    6,485,985         544,667       (6,508,367)         522,285
River Road Small Cap Value Fund ...........    8,591,132         619,572       (8,516,839)         693,865
Neptune International Fund (b) ............       38,708              --             (276)          38,432
Fortis Global Real Estate Fund ............      176,973             122           (8,250)         168,845
SGA International Small-Mid Cap Fund (a) ..      133,239              --           (2,694)         130,545
Smart Portfolios Fund (c) .................    1,095,755           4,045         (362,800)         737,000
New Century Absolute Return ETF Fund (d) ..    1,861,086              --         (269,425)       1,591,661
MB Enhanced Equity Income Fund (e) ........    1,861,954           8,004          (92,036)       1,777,922
Fortis Real Estate Fund ...................      509,510       1,311,859       (3,980,634)      (2,159,265)
M&C Balanced Fund .........................      529,844          10,773         (313,911)         226,706
Balanced Fund .............................      276,024       1,022,624       (2,150,008)        (851,360)
TCH Fixed Income Fund .....................    1,303,287         262,051       (2,004,073)        (438,735)

(a)  Fund commenced investment operations on November 2, 2007.

(b)  Neptune International Fund began issuing Class N Shares on June 17, 2008.

(c)  Smart Portfolios Fund commenced investment operations on January 10, 2008.

(d) New Century Absolute Return ETF Fund commenced investment operations on March 4, 2008.

(e) MB Enhanced Equity Income Fund commenced investment operations on January 15, 2008.

YEAR ENDED OCTOBER 31, 2008

                                                             PROCEEDS FROM                     NET INCREASE
                                                             REINVESTMENT                      (DECREASE) IN
CLASS I                                          SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                       ----------   ----------------   -----------   ------------------
M&C Growth Fund ...........................   12,682,376       5,660,710      (18,176,954)         166,132
Veredus Select Growth Fund ................    5,395,864          34,915         (356,408)       5,074,371
Growth Fund ...............................       18,283       3,702,548       (3,296,057)         424,774
Value Fund ................................        1,193       2,259,330               --        2,260,523
River Road Dividend All Cap Value Fund ....           --           1,485               --            1,485
Optimum Mid Cap Fund ......................    2,546,507         251,251       (1,346,538)       1,451,220
River Road Small-Mid Cap Fund .............   13,088,539           5,867       (2,068,013)      11,026,393
Veredus Aggressive Growth Fund ............    1,796,178       1,690,801       (6,624,489)      (3,137,510)
TAMRO Small Cap Fund ......................   14,161,308         174,341       (3,523,490)      10,812,159
River Road Small Cap Value Fund ...........    8,821,014         187,412       (1,193,431)       7,814,995
Neptune International Fund ................    1,273,516           1,973          (38,224)       1,237,265
Barings International Fund (a) ............    1,515,800              --         (430,156)       1,085,644
Fortis Real Estate Fund ...................           --       1,188,863               --        1,188,863
M&C Balanced Fund .........................        5,554             884           (5,535)             903
TCH Fixed Income Fund .....................      482,402         133,683       (1,645,645)      (1,029,560)

(a) Barings International Fund commenced investment operations on November 2, 2007.

                                                             PROCEEDS FROM                     NET INCREASE
                                                             REINVESTMENT                      (DECREASE) IN
CLASS R                                          SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                       ----------   ----------------   -----------   ------------------
M&C Growth Fund ...........................     124,297         19,649         (259,374)         (115,428)
Growth Fund ...............................      28,718          6,734          (14,167)           21,285

YEAR ENDED OCTOBER 31, 2007

                                                             PROCEEDS FROM                     NET INCREASE
                                                             REINVESTMENT                      (DECREASE) IN
CLASS N                                          SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                       ----------   ----------------   -----------   ------------------
M&C Growth Fund ...........................    7,635,120         268,403      (17,432,704)      (9,529,181)
Veredus Select Growth Fund ................    1,003,985              --         (629,256)         374,729
Growth Fund ...............................    2,889,111       2,122,752      (16,925,271)     (11,913,408)
Optimum Large Cap Opportunity Fund (a) ....    4,386,213              --       (1,155,632)       3,230,581
Value Fund ................................    3,702,532         404,774       (3,106,900)       1,000,406
TAMRO All Cap Fund ........................      125,735         140,113         (340,293)         (74,445)
River Road Dividend All Cap Value Fund ....    3,233,703          91,479       (2,102,203)       1,222,979
Optimum Mid Cap Fund ......................   11,224,108       1,353,368       (8,388,199)       4,189,277
River Road Small-Mid Cap Fund (b) .........    1,488,937              --         (472,730)       1,016,207
Veredus Aggressive Growth Fund ............    1,143,082       1,116,407      (17,048,234)     (14,788,745)
TAMRO Small Cap Fund ......................    6,923,480         518,908       (5,484,793)       1,957,595
River Road Small Cap Value Fund ...........   15,188,537         200,214      (11,289,501)       4,099,250
Fortis Global Real Estate Fund (c) ........    1,952,971              --               (1)       1,952,970

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                             PROCEEDS FROM
                                                             REINVESTMENT                     NET DECREASE IN
CLASS N                                          SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                       ----------   ----------------   -----------   ------------------
Fortis Real Estate Fund ..................     1,480,477         964,039      (2,920,638)         (476,122)
M&C Balanced Fund ........................        98,339          13,186        (632,457)         (520,932)
Balanced Fund ............................       522,347       2,392,937      (4,119,492)       (1,204,208)
TCH Fixed Income Fund ....................     1,095,879         298,380      (4,001,051)       (2,606,792)

(a) Optimum Large Cap Opportunity Fund commenced investment operations on December 28, 2006.

(b) River Road Small-Mid Cap Fund commenced investment operations on March 29, 2007.

(c) Fortis Global Real Estate Fund commenced investment operations on August 3, 2007.

                                                             PROCEEDS FROM                     NET INCREASE
                                                             REINVESTMENT                      (DECREASE) IN
CLASS I                                          SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                       ----------   ----------------   -----------   ------------------
M&C Growth Fund ...........................    9,639,938         480,763      (19,834,434)      (9,713,733)
Veredus Select Growth Fund ................      114,148              --             (637)         113,511
Growth Fund ...............................      886,577       2,607,224      (12,538,950)      (9,045,149)
Value Fund ................................        7,988       1,004,017          (54,433)         957,572
River Road Dividend All Cap Value
   Fund (a) ...............................       15,457             203               (1)          15,659
Optimum Mid Cap Fund ......................    1,458,564         185,394         (749,261)         894,697
River Road Small-Mid Cap Fund (b) .........      865,347              --         (126,960)         738,387
Veredus Aggressive Growth Fund ............    1,589,838         427,770       (4,994,842)      (2,977,234)
TAMRO Small Cap Fund ......................    5,467,563         137,135       (2,354,289)       3,250,409
River Road Small Cap Value Fund (c) .......    4,761,026          13,278         (284,371)       4,489,933
Neptune International Fund (d) ............      193,660              --               (1)         193,659
Fortis Real Estate Fund ...................        4,034         610,707         (256,859)         357,882
M&C Balanced Fund .........................       36,744           4,188         (427,219)        (386,287)
TCH Fixed Income Fund .....................      564,988         119,693       (1,132,111)        (447,430)

(a) River Road Dividend All Cap Value Fund began issuing Class I Shares on June 28, 2007.

(b)  River Road Small-Mid Cap Fund began issuing Class I Shares on June 28,
     2007.

(c) River Road Small Cap Value Fund began issuing Class I Shares on December 13, 2006.

(d)  Neptune International Fund commenced investment operations on August 6,
     2007.

                                                             PROCEEDS FROM                     NET INCREASE
                                                             REINVESTMENT                      (DECREASE) IN
CLASS R                                          SOLD      OF DISTRIBUTIONS     REDEEMED    SHARES OUTSTANDING
-------                                       ----------   ----------------   -----------   ------------------
M&C Growth Fund ...........................     128,798            236          (27,055)         101,979
Growth Fund ...............................      14,880          8,766          (67,128)         (43,482)

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended October 31, 2008 were as follows:

                                                AGGREGATE PURCHASES              PROCEEDS FROM SALES
                                          ------------------------------   ------------------------------
                                          U.S. GOVERNMENT       OTHER      U.S. GOVERNMENT       OTHER
                                          ---------------   ------------   ---------------   ------------
M&C Growth Fund .......................         $--         $928,828,057         $--         $969,269,740
Veredus Select Growth Fund ............          --          396,861,176          --          324,031,735
Growth Fund ...........................          --          364,970,957          --          484,667,359
Optimum Large Cap Opportunity Fund ....          --            7,683,856          --           34,687,916
Value Fund ............................          --          214,734,224          --          297,218,281
TAMRO All Cap Value Fund ..............          --           11,655,480          --           13,284,328
River Road Dividend All Cap value .....          --           54,941,879          --           20,987,245
Optimum Mid Cap Fund ..................          --          361,190,802          --          198,952,715
M&C Mid Cap Growth Fund ...............          --            4,279,677          --            1,377,589
ClariVest Mid Cap Growth Fund .........          --            1,155,613          --              615,482
Cardinal Mid Cap Value Fund ...........          --            1,733,241          --              511,769
River Road Small-Mid Cap Fund .........          --          156,235,798          --           41,223,211
Veredus Aggressive Growth Fund ........          --          221,998,226          --          304,849,160
TAMRO Small Cap Fund ..................          --          426,979,496          --          241,124,133
River Road Small Cap Value Fund .......          --          237,883,658          --          157,304,956
Neptune International Fund ............          --           12,448,421          --              575,421
Barings International Fund ............          --           17,729,228          --            7,462,753
Fortis Global Real Estate Fund ........          --           16,828,568          --           15,368,213
SGA International Small-Mid Cap Fund ..          --            1,888,730          --              659,532
Smart Allocation ETF Fund .............          --           21,140,843          --           16,021,907
New Century Absolute Return Fund ......          --           21,319,476          --            8,660,438

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                         AGGREGATE PURCHASES             PROCEEDS FROM SALES
                                    -----------------------------   -----------------------------
                                    U.S. GOVERNMENT      OTHER      U.S. GOVERNMENT      OTHER
                                    ---------------   -----------   ---------------   -----------
MB Enhanced Equity Income Fund ..     $        --     $22,504,435     $        --     $ 3,125,391
Fortis Real Estate Fund .........              --      47,899,776              --      79,711,251
M&C Balanced Fund ...............       1,342,876      11,623,783       2,070,542       5,616,329
Balanced Fund ...................       3,323,188      23,719,713       4,986,370      31,891,449
TCH Fixed Income Fund ...........      29,141,470      30,844,729      38,146,562      40,383,756

NOTE (F) REDEMPTION FEES: In accordance with the prospectuses, certain Funds assessed a 2% redemption fee on fund share redemptions and exchanges within specified time periods, as indicated in the following table for the year ended October 31, 2008 and included in the Cost of Shares redeemed on the Statements of Changes in Net Assets:

FUND NAME                                 TIME PERIOD      AMOUNT
---------                              -----------------   ------
Neptune International Fund             2% Within 90 Days   $   --
Barings International Fund             2% Within 90 Days       --
Fortis Global Real Estate Fund         2% Within 90 Days      789
SGA International Small-Mid Cap Fund   2% Within 90 Days       50
Fortis Real Estate Fund                2% Within 90 Days    4,522

NOTE (G) ADVISORY, ADMINISTRATION, DISTRIBUTION SERVICES AND TRUSTEE AGREEMENTS:

ADVISORY. Aston serves as Investment Adviser and Administrator to the Funds. Under terms of each Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on specific annual rate of average daily net assets. The factors considered by the Board of Trustees in approving the current investment advisory agreement for each Fund are included in the Funds' annual or semi-annual report to shareholders following such approval.

Certain Funds have an expense limitation agreement with the Adviser, which caps annual ordinary operating expenses for Class N and Class I shareholders at certain specified annual rates of average daily net assets (the "Expense Limitation Agreements"). There are no contractual expense limitations for Class R shareholders.

The Expense Limitation Agreements are effective through February 28, 2009. The advisory rates and contractual expense limitations for the year ended October 31, 2008 were as follows:

                                                                          CONTRACTUAL
                                                                            EXPENSE
                                                                          LIMITATIONS
                                                                       -----------------
FUND NAME                                       ADVISORY FEES          CLASS N   CLASS I
---------                                ---------------------------   -------   -------
M&C Growth Fund                          0.80% on first $800,000,000
                                           0.60% over $800,000,000      N/A       N/A
Veredus Select Growth Fund                          0.80%              1.30%     1.05%
Growth Fund (a)                                     0.70%               N/A       N/A
Optimum Large Cap Opportunity Fund (b)              0.80%              1.40%(c)   N/A
Value Fund                                          0.80%              1.07%(d)  0.82%(d)
TAMRO All Cap Fund                                  0.80%              1.20%      N/A
River Road Dividend All Cap Value Fund              0.70%              1.30%     1.05%
Optimum Mid Cap Fund                     0.80% on first $100,000,000
                                           0.75% next $300,000,000
                                           0.70% over $400,000,000     1.40%     1.15%
M&C Mid Cap Growth Fund                             0.85%              1.40%(c)   N/A
ClariVest Mid Cap Growth Fund                       0.90%              1.40%(c)   N/A
Cardinal Mid Cap Value Fund                         0.90%              1.40%(c)   N/A
River Road Small-Mid Cap Fund                       1.00%              1.50%(c)  1.25%(c)
Veredus Aggressive Growth Fund                      1.00%              1.49%     1.24%
TAMRO Small Cap Fund                                0.90%              1.30%     1.05%
River Road Small Cap Value Fund                     0.90%              1.50%     1.25%
Neptune International Fund (e)                      1.00%              1.27%(c)  1.02%(c)

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                          CONTRACTUAL
                                                       EXPENSE LIMITATIONS
                                                       -------------------
FUND NAME                              ADVISORY FEES   CLASS N    CLASS I
---------                              -------------   -------    -------
Barings International Fund (f)             1.00%         N/A      1.25%(c)
Fortis Global Real Estate Fund             1.00%        1.50%(c)   N/A
SGA International Small-Mid Cap Fund       1.20%        1.80%(c)   N/A
Smart Portfolios Fund                      0.80%        1.30%(c)   N/A
New Century Absolute Return ETF Fund       0.70%        1.50%(c)   N/A
MB Enhanced Equity Income Fund             0.70%        1.10%(c)   N/A
Fortis Real Estate Fund                    1.00%        1.37%     1.12%
M&C Balanced Fund (g)                      0.75%         N/A       N/A
Balanced Fund                              0.70%         N/A       N/A
TCH Fixed Income Fund (h)                  0.55%        0.74%     0.49%

(a) Effective March 31, 2008 through October 31, 2008, Aston agreed to voluntarily waive management fees of 0.01% - 0.02% based on a certain criteria for the Growth Fund.

(b) The contractual expense limitation is 1.40% for the Optimum Large Cap Opportunity Fund, however, effective May 1, 2007, Aston agreed to voluntarily waive management fees and/or reimburse expenses so that the net expense ratio is no more than 1.10% for Class N Shares. Aston may revise or discontinue the voluntary waiver at any time.

(c) Aston and the Fund have entered into a contractual expense reimbursement agreement which states for a period of three years subsequent to the commencement of operations of the Fund the Adviser is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses to the extent that the Fund's expense ratio (not including acquired fund fees and expenses) remains below the operating expense cap after such reimbursement.

(d) Effective February 29, 2008, the contractual expense limitation changed to 1.07% for Class N Shares and 0.82% for Class I Shares of the Value Fund. Prior to February 29, 2008 the contractual expense limitation was 0.94% for Class N Shares and 0.69% for Class I Shares.

(e) Effective February 11, 2008, the contractual expense limitation of 1.40% was removed and Aston agreed to voluntarily waive management fees and/or reimburse expenses for the Neptune International Fund so that the net expense ratio is no more than 1.02% for Class I Shares. This voluntary waiver became the contractual expense limitation on February 29, 2008.

(f) Effective March 31, 2008, Aston agreed to voluntarily waive management fees and/or reimburse expenses for the Barings International Fund so that the net expense ratio is no more than 1.15% for Class I Shares. Aston may revise or discontinue the voluntary waiver at any time.

(g) Effective November 1, 2006, Aston agreed to voluntarily waive management fees and/or reimburse expenses for the M&C Balanced Fund so that the net expense ratio is no more than 1.35% for Class N Shares and 1.10% for Class I Shares. Aston may revise or discontinue the voluntary waiver at any time.

(h) Effective September 1, 2007, Aston had agreed to voluntarily waive management fees and/or reimburse expenses for the TCH Fixed Income Fund so that the net expense ratio is no more than 0.64% for Class N Shares and 0.39% for Class I Shares. Effective October 1, 2008, the voluntary waiver was removed.

Pursuant to a contractual expense reimbursement arrangement between Aston and the following Funds, for a period of three years subsequent to the commencement of operations of each of Optimum Large Cap Opportunity Fund - Class N, M&C Mid Cap Growth Fund - Class N, ClariVest Mid Cap Growth Fund - Class N, Cardinal Mid Cap Value Fund - Class N, River Road Small-Mid Cap Fund - Classes N and I, Neptune International Fund - Classes N and I, Barings International Fund - Class I, Fortis Global Real Estate Fund - Class N, SGA International Fund - Class N, Smart Allocation ETF Fund - Class N, New Century Absolute Return ETF Fund - Class N and MB Enhanced Equity Income Fund - Class N, the Adviser is entitled to be reimbursed by each Fund for previously waived fees and reimbursed expenses to the extent that each Fund's expense ratio (not including acquired fund fees and expenses) remains at or below the operating expense cap after such reimbursement.

The cumulative reimbursement amounts as of October 31, 2008 that are entitled to be reimbursed for each Fund are as follows:

                                                               EXPIRATION
                                                           ---------------------
FUNDS                                                        2010      2011
-----                                                      --------   ----------
Optimum Large Cap Opportunity Fund                         $139,592   $  119,883
Montag & Caldwell Mid Cap Growth Fund (1)                       N/A       98,808
ClariVest Mid Cap Growth Fund (1)                               N/A      107,938
Cardinal Mid Cap Value Fund (1)                                 N/A      103,064
River Road Small-Mid Cap Fund                                98,526       44,979
Neptune International Fund                                   48,302      181,699
Barings International Fund (1)                                  N/A      174,288
Fortis Global Real Estate Fund                               42,416      133,031
SGA International Small-Mid Cap Fund (1)                        N/A      154,126
Smart Portfolios Fund (1)                                       N/A      105,329
New Century Absolute Return ETF Fund (1)                        N/A       97,083
MB Enhanced Equity Income Fund (1)                              N/A      127,941
                                                           --------   ----------
TOTALS                                                     $328,836   $1,448,169
                                                           ========   ==========

(1)  The Fund commenced operations in the current fiscal year.

Based on the Funds' experience, the likelihood of repayment by the Funds for the amounts presented in the table above prior to the expiration is considered remote and no liabilities for such repayments were recorded by the Funds as of October 31, 2008. For the year ended October 31, 2008, there were no amounts reimbursed.

Aston manages each Fund by retaining one or more sub-advisers to manage each Fund as follows:

FUND                                 SUB-ADVISER
----                                 -----------
M&C Growth Fund                      Montag & Caldwell, Inc.
Veredus Select Growth Fund           Veredus Asset Management LLC
Growth Fund                          Montag & Caldwell, Inc.(1)
Optimum Large Cap Opportunity Fund   Optimum Investment Advisers, LLC
Value Fund                           MFS Institutional Advisors Inc.
TAMRO All Cap Fund                   TAMRO Capital Partners LLC
River Road Dividend
   All Cap Value Fund                River Road Asset Management, LLC
Optimum Mid Cap Fund                 Optimum Investment Advisors, LLC
M&C Mid Cap Growth Fund              Montag & Caldwell, Inc.

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

FUND                                 SUB-ADVISER
----                                 -----------
ClariVest Mid Cap Growth Fund        ClariVest Asset Management LLC
Cardinal Mid Cap Value Fund          Cardinal Capital Management, L.L.C.
River Road Small-Mid Cap Fund        River Road Asset Management, LLC
Veredus Aggressive Growth Fund       Veredus Asset Management LLC

TAMRO Small Cap Fund                 TAMRO Capital Partners, LLC
River Road Small Cap Value Fund      River Road Asset Management, LLC

Neptune International Fund           Neptune Investment Management Limited
Barings International Fund           Barings International Investment
                                     Limited

Fortis Global Real Estate Fund       Fortis Investment Management USA, Inc.(2)
SGA International Small-Mid          Strategic Global Advisors LLC
   Cap Fund

Smart Portfolios Fund                Smart Portfolios, LLC
New Century Absolute                 New Century Capital Management, LLC
   Return ETF Fund

MB Enhanced Equity Income Fund       MB Investment Partners, Inc.

Fortis Real Estate Fund              Fortis Investment Management USA, Inc.(2)

M&C Balanced Fund                    Montag & Caldwell, Inc.
Balanced Fund                        Montag & Caldwell, Inc. (Equity Portion) Taplin,
                                     Canida & Habacht Inc. (Fixed Income Portion)
TCH Fixed Income Fund                Taplin, Canida & Habacht, Inc.

(1) Effective January 1, 2008, Montag & Caldwell, Inc. became the subadviser to the Fund. Prior to January 1, 2008, ABN AMRO Asset Management, Inc. was the subadviser.

(2) Effective August 1, 2008, Fortis Asset Management USA, Inc. became the subadviser to the Fund. Prior to August 1, 2008, ABN AMRO Asset Management, Inc. was the subadviser.

Sub-advisory fees are paid monthly by Aston. The factors considered by the Board of Trustees in approving the current sub-investment advisory agreements are included in the Funds' annual or semi-annual report to shareholders following such approval.

RECENT EVENTS. In October 2008, Fortis SA/NV and Fortis NV ("Fortis"), the ultimate parent companies of Fortis Bank SA/NV ("Fortis Bank"), announced that the Belgian government had acquired substantially all of the outstanding capital and voting rights of Fortis Bank (the "Nationalization"). The Nationalization may have been deemed to cause one or more changes of control of Fortis Investment Management USA, Inc. ("FIM"), Montag & Caldwell Inc. ("Montag & Caldwell"), River Road Asset Management, LLC ("River Road") and Veredus Asset Management LLC ("Veredus") (each a "Fortis Adviser" and collectively, the "Fortis Advisers") for purposes of the 1940 Act, thereby resulting in the automatic termination of the sub-investment advisory agreements between Aston and each Fortis Adviser on behalf of each Fund sub-advised by a Fortis Adviser (the "Sub-advised Funds") (each, a "Sub-Investment Advisory Agreement"). At a meeting held on October 10, 2008, the Board approved the continuance of each Sub-Investment Advisory Agreement on the same terms as the existing agreement. The factors considered by the Board of Trustees in approving the continuance of the Sub-Investment Advisory Agreements for the sub-advised Funds at the October 10, 2008 meeting are included herein.

Fortis and BNP Paribas SA ("BNP") subsequently announced that BNP would acquire approximately 75% of the outstanding capital and voting rights of Fortis Bank in a series of transactions (collectively the "BNP Transaction"). BNP also announced that, in connection with the BNP Transaction, the Belgian government would retain a 25% plus one share capital and voting interest in Fortis Bank and would acquire 11.6% of the common stock of BNP. The BNP Transaction may be deemed to result in the assignment of the current Sub-Investment Advisory Agreements between Aston and each Fortis Adviser (except River Road and Veredus
- see "River Road Transaction" and "Veredus Transaction" below) causing those agreements to automatically terminate.

In anticipation of the automatic termination of the Sub-Investment Advisory Agreements in connection with the BNP Transaction, the Board of Trustees met in person on November 25, 2008 and approved the continuance of each Sub-Investment Advisory Agreement on the same terms following the expected automatic termination of the agreements in connection with the BNP Transaction. The factors considered by the Board of Trustees in approving the continuance of the Sub-Investment Advisory Agreements for each of the Subadvised Funds at the October 10, 2008 meeting are included herein and the factors considered by the Board in approving the continuance of the Sub-Investment Advisory Agreements at the November 25, 2008 meeting will be included in the Trust's Semi-Annual Report dated April 30, 2009. The closing of the BNP Transaction is subject to various conditions and the timing is not certain at this time.

RIVER ROAD TRANSACTION. On November 5, 2008, River Road Partners LLC ("RRP") completed the acquisition of all of the ownership interests in River Road held by Fortis Bank. The transaction is referred to herein as the "River Road Repurchase Transaction." The River Road Repurchase Transaction may be deemed to result in the termination of each existing sub-investment advisory agreement for Aston/River Road Dividend All Cap Value Fund, Aston/River Road Small Cap Value Fund and Aston/River Road Small Mid-Cap Fund (each a "River Road Fund" and collectively, the "River Road Funds") between Aston and River Road (the "River Road Sub-Investment Advisory Agreements"). In anticipation of the River Road Repurchase Transaction, the Board of Trustees met in person on March 20, 2008 and approved the continuance of the River Road Sub-

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Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

Investment Advisory Agreements on the same terms following the automatic termination of the agreements in connection with the River Road Repurchase Transaction. The factors considered by the Board of Trustees in approving the continuance of the River Road Sub-Investment Advisory Agreement for each River Road Fund are included herein.

VEREDUS TRANSACTION. On December 3, 2008, Veredus completed the repurchase of all of the ownership interests in Veredus held by Fortis Bank. The transaction is referred to herein as the "Veredus Repurchase Transaction." The Veredus Repurchase Transaction may be deemed to result in the termination of the existing sub-investment advisory agreement for Aston/Veredus Aggressive Growth Fund and Aston/Veredus Select Growth (each a "Veredus Fund" and collectively, the "Veredus Funds") between Aston and Veredus (the "Veredus Sub-Investment Advisory Agreements"). In anticipation of the Veredus Repurchase Transaction, the Board of Trustees met in person on November 25, 2008 and approved the continuance of the Veredus Sub-Investment Advisory Agreements on the same terms following the automatic termination of the agreements in connection with the Veredus Repurchase Transaction. The factors considered by the Board of Trustees in approving the continuance of the Veredus Sub-Investment Advisory Agreement for each Veredus Fund will be included in the Trust's Semi-Annual Report dated April 30, 2009.

TCH TRANSACTION. On December 3, 2008, Taplin, Canida & Habacht, Inc. ("TCH") completed the sale of substantially all of the assets and liabilities of TCH to a newly formed entity controlled by Marshall & Ilsley Corporation ("New TCH") (the "TCH Transaction"). The TCH Transaction resulted in the termination of the then current sub-investment advisory agreement for Aston/TCH Fixed Income Fund and Aston Balanced Fund (Fixed Income Portion) (each a "TCH Fund" and collectively, the "TCH Funds") between Aston and TCH. In anticipation of the termination of the agreements in connection with the TCH Transaction, the Board of Trustees met in person on November 25, 2008 and approved a new sub-investment advisory agreement for each TCH Fund between Aston and New TCH, on substantially the same terms as the prior agreement. The factors considered by the Board of Trustees in approving the new sub-investment advisory agreement for each TCH Fund will be included in the Trust's Semi-Annual Report dated April 30, 2009.

ADMINISTRATION. Under the terms of the administration agreement between the Funds and Aston, the Funds' administrator, ("Administration Agreement"), administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees and compliance related expenses. The administration fee arrangement is as follows:

ADMINISTRATION FEES
AT TRUST LEVEL       ANNUAL RATE
-------------------  -----------
First $7.4 billion     0.0490%
Over $7.4 billion      0.0465%

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly named PFPC Inc. provides certain administrative services to the Funds pursuant to a Sub-administration and Accounting Services Agreement between Aston and PNC (the "Sub-Administration Agreement"). Under the terms of the Sub-Administration Agreement, sub-administration fees, which are paid by Aston, are accrued daily and paid monthly, at a rate of 0.022% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund.

DISTRIBUTION SERVICES. PFPC Distributors, Inc. (the "Distributor") serves as principal underwriter and distributor of the Fund's shares. Pursuant to Rule 12b-1 distribution plans (the "Plans") adopted by the Funds, with respect to Class N shares and Class R shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plans, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class N average daily net assets and 0.50% of each participating Fund's Class R average daily net assets. The Class I shares do not have distribution plans.

TRUSTEES. The Trustees of the Trust who are not affiliated with the investment advisers or sub-advisers receive an annual retainer and per meeting fees. The Lead Independent Trustee and Committee Chairs receive an additional retainer. The Trustees of the Trust who are not affiliated with the investment advisers or sub-advisers receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. No officer or employee of the investment advisers, sub-advisers or their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds' Chief Compliance Officer. The aggregate remuneration paid to the Trustees during the year ended October 31, 2008 was $449,500.

NOTE (H) CREDIT AGREEMENT: The Credit Agreement with The Bank of Nova Scotia, amended April 29, 2008, provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust except for the Aston/New Century Absolute Return ETF Fund, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.125% of the commitment amount of the facility in addition to an annual administration fee of $75,000 and reasonable legal expenses incurred in connection with the preparation of any amendments. Prior to April 29, 2008, the annual administration fee was $37,500. The interest rate on outstanding loans is equivalent to the greater of the Federal Funds Effective Rate plus 0.50%, or Prime as applicable, else LIBOR (London InterBank Offered Rate) plus 0.75%, as applicable. Borrowings must be repaid within 60 days. At October 31, 2008, there were no borrowings outstanding on the line of credit.

For the Funds that utilized the line of credit during the year ended October 31, 2008, the average daily loan balance outstanding on the days where borrowings existed, the weighted average interest rate and the interest expense, included on the Statement of Operations, allocated to each Fund for use of the line of credit were as follows:

                            AVERAGE       WEIGHTED
                          DAILY LOAN      AVERAGE      INTEREST
                            BALANCE    INTEREST RATE    EXPENSE
                          ----------   -------------   --------
M&C Growth Fund           $5,409,725        4.72%       $ 5,693
Growth Fund                5,611,380        4.37%        20,948
Optimum Large Cap
   Opportunity Fund        1,213,208        4.13%         3,211
Value Fund                 8,431,633        2.44%         1,710
River Road Dividend
   All Cap Value Fund        375,378        4.68%           438
Optimum Mid Cap Fund       3,566,556        4.74%        18,321
Veredus Aggressive
   Growth Fund             2,201,400        4.49%         4,579
River Road Small Cap
   Value Fund                637,967        4.77%           762
Barings International
   Fund                    1,052,600        4.44%           389
Smart Portfolios Fund        346,540        5.00%           241
Fortis Real Estate Fund    1,328,300        2.32%            86
Balanced Fund              1,020,155        4.55%         2,817

NOTE (I) REFLOW FUND LLC: The Veredus Aggressive Growth Fund may participate in the ReFlow Fund LLC program ("ReFlow"), which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales or when the shares have been outstanding for the holding limit of 28 days, whichever comes first. In return for this service, the Veredus Aggressive Growth Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

The costs to the Veredus Aggressive Growth Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

As of October 31, 2008, the Veredus Aggressive Growth Fund had not utilized ReFlow.

NOTE (J) SUBSEQUENT EVENTS:

FUND LIQUIDATIONS. The Board of Trustees of the Aston Funds has determined that the termination and liquidation of Aston/ClariVest Mid Cap Growth Fund and Aston/SGA International Small-Mid Cap Fund are in the best interests of each Fund. Each Fund is expected to liquidate on or about January 31, 2009. Highbury Financial Inc., which is a majority shareholder of Aston Asset Management LLC, the Funds' adviser, owns a majority interest in each of these Funds.

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Aston Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Aston Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aston Balanced Fund, Aston/Barings International Fund, Aston/Cardinal Mid Cap Value Fund, Aston/ClariVest Mid Cap Growth Fund, Aston Growth Fund, Aston/MB Enhanced Equity Income Fund, Aston/Montag & Caldwell Balanced Fund, Aston/Montag & Caldwell Growth Fund, Aston/Montag & Caldwell Mid Cap Growth Fund, Aston/Neptune International Fund, Aston/New Century Absolute Return ETF Fund, Aston/Optimum Large Cap Opportunity Fund, Aston/Optimum Mid Cap Fund, Aston/River Road Dividend All Cap Value Fund, Aston/River Road Small Cap Value Fund, Aston/River Road Small-Mid Cap Fund, Aston/SGA International Small-Mid Cap Fund, Aston/Smart Portfolios Fund, Aston/TAMRO All Cap Fund, Aston/TAMRO Small Cap Fund, Aston/TCH Fixed Income Fund, Aston/Value Fund, Aston/Veredus Aggressive Growth Fund, Aston/Veredus Select Growth Fund, Fortis Global Real Estate Fund, and Fortis Real Estate Fund (the "Funds") (twenty-six of the portfolios constituting the Aston Funds (the "Trust")) as of October 31, 2008, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of the Aston Funds at October 31, 2008, the results of their operations, changes in their net assets, and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                              (ERNST & YOUNG LLP)

Chicago, Illinois
December 18, 2008

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED)

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

PROXY VOTING: Aston Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on Aston Funds' Web site at www.astonfunds.com; and (iii) on the SEC's Web site at www.sec.gov. Aston Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds' Web site at www.astonfunds.com; and (ii) on the SEC's Web site at www.sec.gov.

CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM - MONEY MARKET FUNDS OF THE TRUST:
On April 1, 2008, Ernst & Young LLP ("E&Y") resigned as the independent registered public accounting firm for the Money Market Series of the Trust. E&Y continues to serve as the independent registered public accounting firm for the non-money market funds of the Trust.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES ON APPROVING THE SUB-INVESTMENT ADVISORY AGREEMENTS IN CONNECTION WITH THE FORTIS TRANSACTION

At a telephonic meeting held on October 10, 2008, the Board of Trustees (the "Board") of Aston Funds (the "Trust"), including all of the Independent Trustees, considered whether to approve the continuation of the sub-investment advisory agreements between Aston Asset Management LLC ("Aston") and the following subadvisers (each a "Subadviser," and collectively, the "Subadvisers") on behalf of the following funds (each a "Fund" and collectively, the "Funds"):

FUND                               SUB-ADVISER
----                               ------------------------
Aston/Fortis                       Fortis Investment
   Global Real Estate Fund         Management USA, Inc.
Aston/Fortis Real Estate Fund      ("FIM")

Aston Balanced Fund*               Montag & Caldwell, Inc.
Aston Growth Fund                  ("Montag & Caldwell")
Aston/Montag & Caldwell
   Balanced Fund
Aston/Montag & Caldwell
   Growth Fund
Aston/Montag & Caldwell
   Mid Cap Growth Fund

Aston/River Road                   River Road Asset
   Dividend All Cap Value Fund     Management, LLC
Aston/River Road Small Cap         ("River Road")
   Value Fund
Aston/River Road Small
   Mid-Cap Fund

Aston/Veredus Aggressive           Veredus Asset Management
   Growth Fund                     LLC ("Veredus")
Aston/Veredus Select Growth Fund

* The Fund is managed under a multi-manager approach and Montag & Caldwell serves as manager to the equity portion of the portfolio.

The Board considered that the acquisition of substantially all of the outstanding capital and voting rights of Fortis Bank SA/NV ("Fortis Bank"), the parent of each Subadviser, by the Belgian government in a series of transactions (the "Nationalization") may have constituted a change of control of each Subadviser under the Investment Company Act of 1940, and therefore, may have resulted in the automatic termination of the sub-investment advisory agreements between Aston and each Subadviser.

The Board considered that the stated aim of the Nationalization was to stabilize Fortis Bank's ultimate parent company so that it could complete ongoing negotiations with interested private-sector buyers of the business, and that the Belgian government had reached an agreement with BNP Paribas SA ("BNP") to transfer a majority of its ownership interest in Fortis Bank to BNP. The Board considered publicly available information with respect to the Nationalization and representations from FIM on behalf of Subadvisers that the Nationalization was not expected to result in any changes in investment personnel or otherwise impact the nature, extent and quality of services to be provided by each Subadviser.

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

The Board also considered that the each sub-investment advisory agreement was being continued on the same terms currently in place, including the fees payable to each Subadviser. The Board considered that it had recently approved or renewed each investment sub-advisory agreement pursuant to an extensive annual renewal process that concluded at its December 2007 meeting or pursuant to an extensive initial contract approval process in the last year. The Board concluded, based upon all of these considerations, along with the conclusions the Board reached with respect to the initial approval or last renewal of each sub-investment advisory agreement, that it need not reconsider all of the factors that it would typically consider in connection with an initial contract approval or contract renewal.

Based upon its evaluation of all information and factors it deemed relevant and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the continuation of the sub-investment advisory agreement on behalf of each Fund should be approved based on information available at this time.

CONSIDERATIONS OF THE BOARD OF TRUSTEES IN CONNECTION WITH THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT IN CONNECTION WITH THE RIVER ROAD TRANSACTION

At an in-person meeting on March 20, 2008 the Board of Trustees (the "Board") of Aston Funds (the "Trust") considered the continuation of each Sub-Investment Advisory Agreement between Aston Asset Management LLC ("Aston") and River Road Asset Management, LLC ("River Road") with respect to Aston/River Road Dynamic Equity Income Fund, Aston/River Road Small Cap Value Fund and Aston/River Road Small-Mid Cap Fund (each a "Fund", collectively, the "Funds") The Independent Trustees met separately from the "interested" Trustee of the Trust and any officers of Aston, River Road or their affiliates to consider continuing each Sub-Investment Advisory Agreement between Aston and River Road (each a "Sub-Investment Advisory Agreement") and were assisted by independent legal counsel in their deliberations. The Board considered materials presented and discussions held at the March 20, 2008 Board meeting specifically relating to the continuation of each Sub-Investment Advisory Agreement in connection with the River Road Transaction. The Board also considered materials received and discussions held at prior meetings with respect to the change of ABN AMRO Asset Management Inc. in connection with sale of the remaining ownership interests in River Road to River Road's current majority shareholder (the "River Road Transaction").

The Board, including all of the Independent Trustees, believed that each Sub-Investment Advisory Agreement with River Road will enable each Fund to continue to enjoy high-quality investment advisory services at costs that are appropriate, reasonable and in the best interests of each Fund and its shareholders.

The Board also considered that the Funds would not bear the Funds' costs related to the River Road Transaction, including the costs of preparing, printing and mailing an Information Statement to shareholders.

In making its determinations, the Board, including all the Independent Trustees, also reviewed materials provided by Aston and River Road including information regarding (i) the nature, extent and quality of services to be provided; (ii) the sub-advisory fee to be charged and information regarding the expense ratios of the Funds; (iii) fee waivers or expenses to be reimbursed; (iv) potential benefits to be received by affiliates of the subadviser; and (v) information regarding the impact of the River Road Transaction on the Funds. The Board also determined that it was appropriate to take into consideration the extensive information received throughout the year regarding performance and operating results of the Funds, given the continuity of portfolio management expected following the River Road Transaction.

In determining whether to approve the continuation of the Sub-Investment Advisory Agreement with respect to each Fund, the Board received information and made inquiries into all matters deemed relevant. Among other matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of each Sub-Advisory Agreement were the following:

NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered the impact of the River Road Transaction on the nature, extent and quality of services expected to be provided under each Sub-Investment Advisory Agreement. The Board considered information regarding the financial strength and resources of River Road following the completion of the River Road Transaction. The Board also considered the pros and cons of being a smaller, more entrepreneurial company wholly-owned by management versus being partially owned by a larger international company. The Board considered that River Road intends to retain substantially all personnel of the existing sub-

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED


adviser. The Board noted that the investment approach of the subadviser, and the experience and skills of investment personnel responsible for the day-to-day management of the Funds would not change as a result of the River Road Transaction. The Board considered the performance of the Funds with respect to resources available under current ownership and the resources expected after the River Road Transaction. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services expected to continue to be satisfactory with respect to each Fund.

FEES, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered that the subadvisory fee rates under each Sub-Investment Advisory Agreement as well as the overall management fee structure of the Funds would not change as a result of the Transaction. The Board considered that the subadvisory fee rates were negotiated at arm's length between Aston and River Road, two unaffiliated parties, and that Aston will compensate the sub-adviser from its fees. The Board concluded that economies of scale were not expected to result from the River Road Transaction at this time.

OTHER BENEFITS TO THE SUBADVISER. The Board also considered the character and amount of other incidental benefits received by the subadviser. The Board considered information previously received regarding the potential benefits from the use of "soft dollars," noting that the subadviser generally does not use portfolio brokerage transactions to pay for research services. The Board concluded that any incidental benefits to be received by the subadviser from its relationship with the Funds are expected to continue to be reasonable following the River Road Transaction.

CONCLUSION. Based on all of the information considered and the conclusions reached, the Board determined that the terms of each Sub-Investment Advisory Agreement, dated October 17, 2007 with respect to each Fund, are fair and reasonable, and that the continuance thereof as of the closing of the River Road Transaction is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

TAX INFORMATION: In accordance with Federal tax law, the following Aston Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2008.

The following are the percentage of the income dividends qualifying for the dividends received deduction available to corporations:

FUND                              PERCENTAGE
----                              ----------
M&C Growth Fund                      60.60%
Growth Fund                          74.76%
Optimum Large Cap Opportunity
   Fund                             100.00%
Value Fund                          100.00%
TAMRO All Cap Fund                   81.04%
River Road Dividend All Cap
   Value Fund                       100.00%
Optimum Mid Cap Fund                 94.22%
River Road Small-Mid Cap Fund       100.00%
Veredus Aggressive Growth Fund        2.80%
TAMRO Small Cap Fund                100.00%
River Road Small Cap Value Fund      50.66%
Neptune International Fund           35.50%
Fortis Global Real Estate Fund       31.06%
Smart Portfolios Fund                78.61%
MB Enhanced Equity Income Fund       24.74%
Fortis Real Estate Fund               4.35%
M&C Balanced Fund                    61.89%
Balanced Fund                        38.49%

For the fiscal year ended October 31, 2008 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

FUND                              PERCENTAGE
----                              ----------
M&C Growth Fund                     100.00%
Growth Fund                         100.00%
Optimum Large Cap Opportunity
   Fund                             100.00%
Value Fund                          100.00%
TAMRO All Cap Fund                  100.00%
River Road Dividend All Cap
   Value Fund                       100.00%
Optimum Mid Cap Fund                100.00%
M&C Mid Cap Growth Fund              68.94%
ClariVest Mid Cap Growth Fund         9.70%
Cardinal Mid Cap Value Fund          36.51%
TAMRO Small Cap Fund                100.00%
River Road Small Cap Value Fund     100.00%
Neptune International Fund          100.00%
Fortis Global Real Estate Fund      100.00%
SGA International Small-Mid
   Cap Fund                          63.98%
Smart Portfolios Fund                 4.76%
New Century Absolute Return
   ETF Fund                          41.88%
MB Enhanced Equity Income Fund        0.79%
Fortis Real Estate Fund              15.41%
M&C Balanced Fund                    59.87%
Balanced Fund                        55.58%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2009.

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates each Fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                         BEGINNING     ENDING
                                          ACCOUNT     ACCOUNT                 EXPENSES
                                           VALUE       VALUE      EXPENSE   PAID DURING
                                          05/01/08    10/31/08   RATIO(1)    PERIOD(2)
                                         ---------   ---------   --------   -----------
M&C GROWTH FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  741.40     1.10%       $4.82
   Class I ...........................      1,000       742.40     0.85%        3.72
   Class R ...........................      1,000       740.50     1.35%        5.91
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,019.61     1.10%       $5.58
   Class I ...........................      1,000     1,020.86     0.85%        4.32
   Class R ...........................      1,000     1,018.35     1.35%        6.85
VEREDUS SELECT GROWTH FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  661.30     1.31%       $5.47
   Class I ...........................      1,000       661.60     1.06%        4.43
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,018.55     1.31%       $6.65
   Class I ...........................      1,000     1,019.81     1.06%        5.38
GROWTH FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  740.90     1.13%       $4.94
   Class I ...........................      1,000       741.70     0.88%        3.85
   Class R ...........................      1,000       739.90     1.38%        6.04
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,019.46     1.13%       $5.74
   Class I ...........................      1,000     1,020.71     0.88%        4.47
   Class R ...........................      1,000     1,018.20     1.38%        7.00
OPTIMUM LARGE CAP OPPORTUNITY FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  605.70     1.10%       $4.44
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,019.61     1.10%       $5.58
VALUE FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  721.60     1.07%       $4.63
   Class I ...........................      1,000       722.10     0.82%        3.55
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,019.76     1.07%       $5.43
   Class I ...........................      1,000     1,021.01     0.82%        4.17
TAMRO ALL CAP FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  717.70     1.20%       $5.18
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000     1,019.10     1.20%        6.09
RIVER ROAD DIVIDEND ALL CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  769.70     1.30%       $5.78
   Class I ...........................      1,000       770.40     1.05%        4.67
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,018.60     1.30%       $6.60
   Class I ...........................      1,000     1,019.86     1.05%        5.33

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                         BEGINNING     ENDING
                                          ACCOUNT     ACCOUNT                 EXPENSES
                                           VALUE       VALUE      EXPENSE   PAID DURING
                                          05/01/08    10/31/08   RATIO(1)    PERIOD(2)
                                         ---------   ---------   --------   -----------
OPTIMUM MID CAP FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  622.10     1.18%       $4.81
   Class I ...........................      1,000       622.80     0.93%        3.79
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,019.20     1.18%       $5.99
   Class I ...........................      1,000     1,020.46     0.93%        4.72
M&C MID CAP GROWTH FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  624.30     1.40%       $5.72
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,018.10     1.40%       $7.10
CLARIVEST MID CAP GROWTH FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  632.30     1.40%       $5.74
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,018.10     1.40%       $7.10
CARDINAL MID CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  695.30     1.40%       $5.97
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,018.10     1.40%       $7.10
RIVER ROAD SMALL-MID CAP FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  764.20     1.50%       $6.65
   Class I ...........................      1,000       764.40     1.25%        5.54
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,017.60     1.50%       $7.61
   Class I ...........................      1,000     1,018.85     1.25%        6.34
VEREDUS AGGRESSIVE GROWTH FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  663.50     1.49%       $6.23
   Class I ...........................      1,000       663.80     1.24%        5.19
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,017.65     1.49%       $7.56
   Class I ...........................      1,000     1,018.90     1.24%        6.29
TAMRO SMALL CAP FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  807.60     1.30%       $5.91
   Class I ...........................      1,000       808.30     1.05%        4.77
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,018.60     1.30%       $6.60
   Class I ...........................      1,000     1,019.86     1.05%        5.33
RIVER ROAD SMALL CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  757.30     1.43%       $6.32
   Class I ...........................      1,000       758.30     1.18%        5.22
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,017.95     1.43%       $7.25
   Class I ...........................      1,000     1,019.20     1.18%        5.99
NEPTUNE INTERNATIONAL FUND(3)
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  525.10     1.27%       $3.60
   Class I ...........................     $1,000       522.80     1.02%        3.90
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,018.75     1.27%       $4.76
   Class I ...........................     $1,000     1,020.01     1.02%        5.18
BARINGS INTERNATIONAL FUND
   ACTUAL FUND RETURN
   Class I ...........................     $1,000    $  561.90     1.15%       $4.52
   HYPOTHETICAL 5% RETURN
   Class I ...........................     $1,000    $1,019.36     1.15%       $5.84

                                         BEGINNING     ENDING
                                          ACCOUNT     ACCOUNT                 EXPENSES
                                           VALUE       VALUE      EXPENSE   PAID DURING
                                          05/01/08    10/31/08   RATIO(1)    PERIOD(2)
                                         ---------   ---------   --------   -----------
FORTIS GLOBAL REAL ESTATE FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  548.40     1.50%       $5.84
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,017.60     1.50%       $7.61
SGA INTERNATIONAL SMALL-MID CAP FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  526.20     1.80%       $6.91
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,016.09     1.80%       $9.12
SMART PORTFOLIOS FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  831.00     1.30%       $5.98
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,018.60     1.30%       $6.60
NEW CENTURY ABSOLUTE RETURN ETF FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  834.00     1.50%       $6.92
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,017.60     1.50%       $7.61
MB ENHANCED EQUITY INCOME FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  774.80     1.10%       $4.91
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,019.61     1.10%       $5.58
FORTIS REAL ESTATE FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  634.00     1.37%       $5.63
   Class I ...........................      1,000       635.70     1.12%        4.60
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,018.25     1.37%       $6.95
   Class I ...........................      1,000     1,019.51     1.12%        5.69
M&C BALANCED FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  819.20     1.35%       $6.17
   Class I ...........................      1,000       819.80     1.10%        5.03
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,018.35     1.35%       $6.85
   Class I ...........................      1,000     1,019.61     1.10%        5.58
BALANCED FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  799.00     1.57%       $7.10
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,017.24     1.57%       $7.96
TCH FIXED INCOME FUND
   ACTUAL FUND RETURN
   Class N ...........................     $1,000    $  906.10     0.65%       $3.11
   Class I ...........................      1,000       907.30     0.40%        1.92
   HYPOTHETICAL 5% RETURN
   Class N ...........................     $1,000    $1,021.87     0.65%       $3.30
   Class I ...........................      1,000     1,023.13     0.40%        2.03

(1)  Annualized, based on the Funds' most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or partial year, if applicable, for the actual return and multiplied by the most recent fiscal half-year for the hypothetical 5% return, then divided by 366. Expense ratios do not include interest expense, if applicable.

(3)  Neptune International Fund began issuing Class N Shares on June 17, 2008.

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                          TERM OF                                      NUMBER OF
                                         OFFICE(1)                                   PORTFOLIOS IN
                                            AND                                       FUND COMPLEX    OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE AND                   LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST                  TIME SERVED      DURING PAST FIVE YEARS         TRUSTEE        HELD BY TRUSTEE(2)
----------------------                  -----------   ----------------------------   -------------   ---------------------
DISINTERESTED TRUSTEES

Leonard F. Amari                        14 years      Partner at the law offices           32        Director, Delaware
c/o 120 N. LaSalle Street, 25th Floor                 of Amari & Locallo, a                          Place Bank; Trustee,
Chicago, IL 60602                                     practice with exclusive                        John Marshall Law
Age: 66                                               concentration in real                          School.
Trustee                                               estate taxation and related
                                                      areas, since 1987; Special
                                                      Assistant Attorney General
                                                      since 1986.

Robert A. Kushner(3)                    9 years       Retired. Vice President,             32        None
c/o 120 N. LaSalle Street, 25th Floor                 Secretary and General
Chicago, IL 60602                                     Counsel at Cyclops
Age: 72                                               Industries, Inc., 1976-1992.
Trustee

Gregory T. Mutz                         14 years      CEO of AMLI Residential              32        Chairman of the Board
c/o 120 N. LaSalle Street, 25th Floor                 Properties Trust (NYSE:                        of AMLI Residential
Chicago, IL 60602                                     AML) (a Multifamily REIT),                     Properties Trust;
Age: 62                                               a successor company to AMLI                    Director of Abt
Lead Independent Trustee                              Realty Co. since 2004;                         Associates Inc.
                                                      Chairman of AMLI                               (agribusiness).
                                                      Residential Properties
                                                      since 1994; Vice Chairman
                                                      of UICI (NYSE: UCI) (an
                                                      insurance holding company)
                                                      from 2003-2004; President
                                                      and CEO of UICI from
                                                      1999-2003; Chairman of
                                                      Academic Management
                                                      Services Corp. (a student
                                                      loans and finance company)
                                                      from 2000-2003.

Robert B. Scherer                       9 years       President of The Rockridge           32        Director, Title
c/o 120 N. LaSalle Street, 25th Floor                 Group, Ltd., (title                            Reinsurance Company
Chicago, IL 60602                                     insurance industry                             (insurance for title
Age: 67                                               consulting services) since                     agents).
Trustee                                               1994.

Nathan Shapiro(3)                       14 years      President of SF                      32        Director, Baldwin &
c/o 120 N. LaSalle Street, 25th Floor                 Investments, Inc.                              Lyons, Inc. (property
Chicago, IL 60602                                     (broker/dealer and                             and casualty
Age: 72                                               investment banking firm)                       insurance firm).
Trustee                                               since 1971.

Denis Springer                          9 years       Retired. Senior Vice                 32        Director, Coleman
c/o 120 N. LaSalle Street, 25th Floor                 President and Chief                            Cable, Inc. (cable
Chicago, IL 60602                                     Financial Officer of                           manufacturer).
Age: 62                                               Burlington Northern Santa
Trustee                                               Fe Corp. (railroad),
                                                      1995-1999.

Aston Funds
                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                          TERM OF                                      NUMBER OF
                                         OFFICE(1)                                   PORTFOLIOS IN
                                            AND                                       FUND COMPLEX    OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE AND                   LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST                  TIME SERVED      DURING PAST FIVE YEARS         TRUSTEE        HELD BY TRUSTEE(2)
----------------------                  -----------   ----------------------------   -------------   ---------------------
INTERESTED TRUSTEE(4)
Stuart D. Bilton, CFA                   14 years      Chief Executive Officer,             32        Director, Baldwin &
c/o 120 N. LaSalle Street, 25th Floor                 Aston Asset Management LLC,                    Lyons, Inc. (property
Chicago, IL 60602                                     since 2006; Vice Chairman                      and casualty
Age: 62                                               of ABN AMRO Asset                              insurance firm).
Chairman, Board of Trustees                           Management Holdings, Inc.
                                                      2003-2006; President and
                                                      Chief Executive Officer of
                                                      ABN AMRO Asset Management
                                                      Holdings, Inc. from
                                                      2001-2003; President of
                                                      Alleghany Asset Management,
                                                      Inc. from 1996-2001
                                                      (purchased by ABN AMRO in
                                                      February 2001).

OFFICER(S) WHO ARE NOT TRUSTEES
Kenneth C. Anderson                     14 years      President, Aston Asset              N/A          N/A
c/o 120 N. LaSalle Street, 25th Floor                 Management LLC, since 2006;
Chicago, IL 60602                                     President and Chief
Age: 44                                               Executive Officer of ABN
President (Chief Executive Officer)                   AMRO Investment Fund
                                                      Services, Inc. (formerly
                                                      known as Alleghany
                                                      Investment Services, Inc.)
                                                      1995-2006; Executive Vice
                                                      President of ABN AMRO Asset
                                                      Management (USA) LLC
                                                      2001-2005; Director, ABN
                                                      AMRO Trust Services Company
                                                      2001-2005; Director, TAMRO
                                                      Capital Partners LLC and
                                                      Veredus Asset Management
                                                      LLC 2001-2006; Officer of
                                                      the Trust since 1993; CPA.

Gerald F. Dillenburg                    11 years      Chief Compliance Officer            N/A          N/A
c/o 120 N. LaSalle Street, 25th Floor                 and Financial Officer,
Chicago, IL 60602                                     Aston Asset Management LLC,
Age: 41                                               since 2006; Senior Managing
Senior Vice President, Secretary and                  Director ("SMD") of ABN
Treasurer (Chief Financial Officer,                   AMRO Investment Fund
Chief Operating Officer and Chief                     Services, Inc. (formerly
Compliance Officer)                                   known as Alleghany
                                                      Investment Services, Inc.)
                                                      1996-2006; SMD of ABN AMRO
                                                      Asset Management Holdings,
                                                      Inc. and ABN AMRO Asset
                                                      Management, Inc. (formerly
                                                      known as Chicago Capital
                                                      Management, Inc.)
                                                      2001-2006; Operations
                                                      manager and compliance
                                                      officer of ABN AMRO Funds
                                                      1996-2006; CPA.

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                          TERM OF                                      NUMBER OF
                                         OFFICE(1)                                   PORTFOLIOS IN
                                            AND                                       FUND COMPLEX    OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE AND                   LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST                  TIME SERVED      DURING PAST FIVE YEARS         TRUSTEE        HELD BY TRUSTEE(2)
----------------------                  -----------   ----------------------------   -------------   ---------------------
OFFICER(S) WHO ARE NOT TRUSTEES
William Long                            6 years       Vice President of Montag &          N/A                 N/A
c/o 120 N. LaSalle Street, 25th Floor                 Caldwell, Inc. since 2000;
Chicago, IL 60602                                     former Vice President and
Age: 47                                               Director of Sales for First
Vice President                                        Capital Group, First Union
                                                      National Bank, 1996-2000.

----------
(1) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(2) Each Trustee also serves as a Trustee for ABN AMRO Structured Investment Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and the trust was not operational of the date of this report. Mr. Bilton also serves as the Sole Trustee of the ABN AMRO Variable Insurance Trust, a new trust whose registration statement is not effective and was not operational as of the date of this report.

(3) Pursuant to the Trust's retirement policy, Messrs. Kushner & Shapiro retired from the Board of Trustees as of October 31, 2008. The Board has decreased its size from seven to five Trustees, effective November 1, 2008.

(4) "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested persons" because of affiliations with Aston Asset Management LLC and related entities, which act as the Funds' Investment Adviser.

Aston Funds

ADVISERS

Aston Asset Management LLC
120 N. LaSalle Street, 25th Floor
Chicago, IL 60602

Fortis Investment Management USA, Inc.
75 State Street
Boston, MA 02109

SUBADVISERS

Fortis Investment Management USA, Inc.
75 State Street
Boston, MA 02109

Barings International Investment Limited
155 Bishopsgate
London, EC2M 3XY UK

Cardinal Capital Management, L.L.C.
One Greenwich Office Park
Greenwich, CT 06831

ClariVest Asset Management LLC
11452 El Camino Real
Suite 250
San Diego, CA 92130

MB Investment Partners, Inc.
825 Third Avenue, 31st Floor
New York, NY 10022

MFS Institutional Advisors Inc.
500 Boylston Street
Boston, MA 02116

Montag & Caldwell, Inc.
3455 Peachtree Road NE, Suite 1200
Atlanta, GA 30326

Neptune Investment Management Limited
1 Hammersmith Grove
London, W6 0NB

New Century Capital Management, LLC
36 South Washington Street
Hinsdale, IL 60521

Optimum Investment Advisors, LLC
100 South Wacker Drive, Suite 2100
Chicago, IL 60606

River Road Asset Management, LLC
Meidinger Tower, Suite 1600
462 South Fourth Street
Louisville, KY 40202

Smart Portfolios, LLC
17865 Ballinger Way NE
Seattle, WA 98155

Strategic Global Advisors, LLC
100 Bayview Circle
Suite 500
Newport Beach, CA 92660

TAMRO Capital Partners LLC
1660 Duke St.
Alexandria, VA 22314

Taplin, Canida & Habacht, Inc.
1001 Brickell Bay Drive, Suite 2100
Miami, FL 33131

Veredus Asset Management LLC
6060 Dutchmans Lane
One Paragon Centre, Suite 320
Louisville, KY 40205

SHAREHOLDER SERVICES

Aston Funds
P.O. Box 9765
Providence, RI 02940

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS
Kenneth C. Anderson, President and Chief Executive Officer
Gerald F. Dillenburg, Senior Vice President, Secretary and Treasurer, Chief
   Financial Officer, Chief Operating Officer and Chief Compliance Officer William Long, Vice President
Juli A. Braun, Assistant Treasurer
Laura M. Curylo, Assistant Treasurer
Marc J. Peirce, Assistant Secretary

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL

Vedder Price P.C.
222 N. LaSalle Street
Chicago, IL 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Sears Tower
233 S. Wacker Drive
Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING
800 992-8151.

Guide to Shareholder Benefits

We're delighted to offer all Aston Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday,
9 a.m. - 7 p.m. ET.

THE EASY WAY TO ADD TO YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN

For N class shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Aston Funds account. Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, profits have the opportunity to mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE

You can open a new account, access account balances, view statements, obtain fund information, and make transactions online 24 hours a day, 7 days a week.

www.astonfunds.com

Our Shareholder Services Line Is at Your Service 24 Hours a Day

800 992-8151

Investor Services

Associates are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

(ASTON ASSET MANAGEMENT LOGO)

Aston Funds
P.O. Box 9765
Providence, RI 02940

ATN NIRAN 08

(ASTON FUNDS LOGO)

                                   (GRAPHIC)

                                        ANNUAL REPORT 2008
                                        OCTOBER 31, 2008

                                        CLASS Y, YS, & I SHARES
                                        INSTITUTIONAL MONEY MARKET FUNDS

                                        CLASS S & N SHARES
                                        MONEY MARKET FUNDS

                                        Aston Funds

Aston Funds

Dear Fellow Shareholder:

As we write this letter to you, we reflect on what has been--by virtually every measure--one of the most challenging investment environments in modern history. By now, most of the events that marked this extraordinary year have been well-documented. What began as a meltdown of the housing market quickly morphed into steep losses on Wall Street and ultimately translated into a slowdown of the global economy.

Because periods such as these can frustrate even the most patient and disciplined of individual investors, we believe it's crucial to review some of the keys to successful investing over the long term.

     - As we witnessed with the building and ultimate bursting of the technology stock bubble earlier this decade, following the "herd" can lead to disappointing results.

     - Over time, maintaining a diversified portfolio throughout market cycles generally has provided investors with less volatility and returns that are more consistent with expectations.

     - Investors also can look back on history to discover that some of the best periods to have entered markets have been during periods of widespread gloom and heightened volatility.

Attempting to navigate in these challenging times can be especially tough if you try to go it alone. That's why we strongly urge you to contact us or your financial advisor if you have any questions or concerns about your investments. We also invite you to visit www.astonfunds.com to explore the insights into these and other themes from us and our experienced and talented group of investment advisers.

While no one can predict the exact date on which current conditions will reverse themselves, we are confident that they will. Part of our optimism stems from the unprecedented and coordinated actions undertaken by governments and central banks from around the world, many of which have vowed to do "whatever it takes" to bolster the economy and restore stability to financial markets. While there are bound to be plenty of bumps on the road to recovery, history teaches us that many investment opportunities are likely to emerge.

In the pages that follow this letter, please find the annual report for the Aston Funds. We appreciate your investment with us and we send our best wishes for a profitable and productive new year.

Sincerely,


/s/ Kenneth C. Anderson
Kenneth C. Anderson
President
Aston Funds

Aston Funds

TABLE OF CONTENTS

Portfolio Manager Commentary ..............................................    2
Performance Summary .......................................................    3
Schedule of Investments ...................................................    4
Statement of Assets and Liabilities .......................................   14
Statement of Operations ...................................................   18
Statements of Changes in Net Assets .......................................   20
Financial Highlights ......................................................   23
Notes to Financial Statements .............................................   29
Report of Independent Registered Public Accounting Firm ...................   35
Additional Information ....................................................   36

MONEY MARKET FUNDS

Fortis Institutional Prime Money Market Fund
Fortis Government Money Market Fund
Fortis Money Market Fund
Fortis Tax-Exempt Money Market Fund
Fortis Treasury Money Market Fund
Aston/Fortis Investor Money Market Fund

   THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE
 FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES
      DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER
                                  INFORMATION.

ASTON FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 760 MOORE ROAD, KING OF
                               PRUSSIA, PA 19406.

             SHAREHOLDER SERVICES 800 992-8151 - WWW.ASTONFUNDS.COM

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Aston Funds

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2008

FORTIS INSTITUTIONAL PRIME MONEY MARKET FUND   William Anderson, CFA
FORTIS GOVERNMENT MONEY MARKET FUND            William Anderson, CFA
FORTIS MONEY MARKET FUND                       William Anderson, CFA
FORTIS TAX-EXEMPT MONEY MARKET FUND            William Anderson, CFA
FORTIS TREASURY MONEY MARKET FUND              William Anderson, CFA
ASTON/FORTIS INVESTOR MONEY MARKET FUND        William Anderson, CFA

     Q.   What impact has the current financial crisis had on the Funds?

     A. What started approximately a year ago as a housing market problem quickly spilled over into Wall Street and ultimately morphed into an economic slowdown on Main Street. The year was highlighted by significant equity and bond market volatility, historic business combinations and ultimately dramatic actions by governments and central banks around the world. These actions included numerous large-scale programs to increase funding for and enhance the liquidity of the global financial system. Few asset classes were unaffected during this turbulence, with stocks, commodities and most types of bonds suffering significant price declines. Investors became increasingly more cautious as the year wore on, moving money to low-risk, liquid investments such as Treasury bills and money market funds.

     Q.   How have the actions of the U.S. government affected the situation?

     A. The market distress prompted a multi-pronged response from around the world, ranging from governments shoring up private industry, to setting up new lending facilities and slashing interest rates. Importantly, the Federal Reserve Board embarked on a series of short-term interest rate cuts designed to bolster the domestic economy. We anticipated those rate cuts and positioned the Funds accordingly with a slightly longer duration (sensitivity to changes in interest rates) during much of past year, a strategy that enhanced performance.

          Money market funds play a critical role in global finance and as such have specifically been targeted for government support. The Fed created an asset-backed commercial paper (ABCP) warehouse to purchase ABCP from money market funds and a funding facility for issuers, moves which lubricate the lending process, enhance market liquidity, and bolster investor confidence. The Treasury created a guarantee program to help quell any investor concerns about money market mutual fund safety. Such government initiatives already have improved the market conditions and security valuations in the money market sector. They also underscore the essential role of money market funds as an important asset class in all economic environments.

     Q.   What is your current outlook?

     A. We believe that mortgage-related losses, slowing consumer spending, growth, rising unemployment, and asset deleveraging point clearly toward a recession which is now official. As a result, we have shortened portfolio durations in a defensive move, and have further tightened our credit standards to emphasize the highest-quality names. We hold no brokerage paper, nor any subprime asset-backed securities or mortgage-backed securities, nor any paper issued by troubled special structures including collateralized debt obligations, collateralized loan obligations, or structured investment vehicles. We are mindful of economic and market weakness, and are keeping quality and liquidity as our top priorities.

     AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

Aston Funds

PERFORMANCE SUMMARY                                             OCTOBER 31, 2008

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                             ----------------------------------------
                                                              7-DAY                  LIFE
                                                             AVERAGE    ONE   FIVE    OF    INCEPTION
                                                              YIELD    YEAR   YEAR   FUND      DATE
                                                             -------   ----   ----   ----   ---------
FORTIS INSTITUTIONAL PRIME MONEY MARKET FUND
                                                  Class Y     2.51%    3.33%  3.45%  3.42%   12/28/99
                                                  Class YS    2.26     3.07   3.19   3.02    06/29/00
   iMoneyNet First Tier Institutional Average     Class Y              3.13   3.24   3.41
                                                  Class YS                           3.06

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                             ----------------------------------------
                                                              7-DAY
                                                             AVERAGE    ONE   FIVE    TEN   INCEPTION
                                                              YIELD    YEAR   YEAR   YEAR      DATE
                                                             -------   ----   ----   ----   ---------
FORTIS GOVERNMENT MONEY MARKET FUND*
                                                  Class I     0.57%    2.48%  3.12%  3.35%   01/04/93
                                                  Class S     0.29     2.16   2.79   3.02    04/22/93
   iMoneyNet Government & Agency Retail Average                        2.27   2.71   2.96

FORTIS MONEY MARKET FUND*
                                                  Class I     0.99     3.01   3.21   3.41    01/04/93
                                                  Class S     0.63     2.64   2.84   3.04    03/31/93
   iMoneyNet First Tier Retail Average                                 2.64   2.78   3.00

FORTIS TAX-EXEMPT MONEY MARKET FUND*
                                                  Class I     1.26     1.98   2.17   2.22    01/04/93
                                                  Class S     1.01     1.73   1.91   1.96    03/24/93
   iMoneyNet National Retail Average                                   2.06   1.96   2.00

FORTIS TREASURY MONEY MARKET FUND*
                                                  Class I     0.25     1.96   2.87   3.12    01/04/93
                                                  Class S     0.11     1.73   2.62   2.87    03/25/93
   iMoneyNet Treasury & Repo Retail Average                            1.64   2.49   2.78

ASTON/FORTIS INVESTOR MONEY MARKET FUND
                                                  Class N     0.60     2.28   2.85   3.13    12/14/93
   iMoneyNet First Tier Retail Average                                 2.64   2.78   3.00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

INDEXES ARE UNMANAGED AND DO NOT TAKE INTO ACCOUNT FEES, EXPENSES OR OTHER
COSTS.

PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

* THE FUNDS' INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2009. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES WERE NOT IN EFFECT.

AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. THE 7-DAY AVERAGE YIELD MORE CLOSELY REFLECTS THE FUNDS' CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.

Aston Funds

FORTIS INSTITUTIONAL PRIME MONEY MARKET FUND                    OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

COMMERCIAL PAPER              44%
CERTIFICATES OF DEPOSIT       30%
INSURANCE FUNDING AGREEMENT    4%
CORPORATE NOTES AND BONDS      3%
CASH AND OTHER NET ASSETS     19%

% OF TOTAL NET ASSETS

       PAR                                                                             AMORTIZED
      VALUE                                                                              COST
-----------------                                                                  -----------------
COMMERCIAL PAPER (a) - 44.41%
                    ASSET-BACKED (b)- 24.25%
$      29,510,000   Atlantic Asset Securitization
                       2.500%, 11/03/08 ........................................   $      29,505,901
                    Barton Capital LLC
       17,632,000      2.500%, 11/03/08 ........................................          17,629,551
       10,000,000      2.250%, 11/05/08 ........................................           9,997,500
        5,665,000      2.500%, 11/05/08 ........................................           5,663,427
       23,365,000      3.000%, 11/05/08 ........................................          23,357,212
       10,000,000      2.000%, 11/13/08 ........................................           9,993,333
       15,000,000   Falcon Asset Securitization LLC
                       2.500%, 11/10/08 ........................................          14,990,625
       19,000,000   Gemini Securitization LLC
                       2.900%, 12/16/08 ........................................          18,931,125
       20,000,000   Jupiter Securitization LLC
                       2.000%, 11/21/08 ........................................          19,977,778
       50,000,000   Old Line Funding LLC
                       2.450%, 11/06/08 ........................................          49,982,986
                    Ranger Funding LLC
       10,000,000      2.750%, 11/04/08 ........................................           9,997,708
       15,000,000      3.100%, 11/10/08 ........................................          14,988,375
       42,217,000      3.500%, 11/12/08 ........................................          42,171,851
                    Thames Asset Global Securitization
       15,000,000      2.000%, 11/07/08 ........................................          14,995,000
       12,558,000      2.900%, 12/16/08 ........................................          12,512,477
       12,584,000      2.850%, 12/17/08 ........................................          12,538,173
                    Yorktown Capital LLC
       26,000,000      2.600%, 11/06/08 ........................................          25,990,611
       10,000,000      3.500%, 11/14/08 ........................................           9,987,361
                                                                                   -----------------
                                                                                         343,210,994
                                                                                   -----------------
                    BANKS - 14.91%
       15,000,000   ANZ National International
                       2.740%, 11/25/08 (b) ....................................          14,972,600
       15,000,000   Barclays US Funding
                       2.720%, 11/21/08 ........................................          14,977,333
       15,000,000   BNP Paribas Finance
                       3.070%, 12/17/08 ........................................          14,941,158
       20,000,000   Dexia (DE)
                       2.780%, 12/10/08 ........................................          19,939,767

       PAR                                                                             AMORTIZED
      VALUE                                                                              COST
-----------------                                                                  -----------------
                    BANKS (CONTINUED)
$      20,000,000   Natexis Banque US Finance
                       2.850%, 11/21/08 ........................................   $      19,968,333
                    National Australia Funding (DE)
       15,000,000      2.970%, 12/01/08 (b) ....................................          14,962,875
       25,000,000      2.730%, 12/05/08 (b) ....................................          24,935,542
       10,000,000   Nordea NA
                       2.780%, 02/13/09 ........................................           9,919,689
                    Societe Generale
       20,000,000      3.020%, 11/07/08 ........................................          19,989,933
        4,500,000      3.500%, 11/13/08 ........................................           4,494,750
       15,000,000      2.810%, 11/14/08 ........................................          14,984,779
       22,000,000   Svenska Handlesbank
                       2.840%, 01/12/09 ........................................          21,875,040
       15,000,000   Toronto Dominion Holdings USA
                       2.780%, 12/05/08 (b) ....................................          14,960,617
                                                                                   -----------------
                                                                                         210,922,416
                                                                                   -----------------
                    FINANCE - 5.25%
                    American Honda Finance
       14,315,000      2.100%, 11/10/08 ........................................          14,307,485
       10,000,000      2.150%, 11/13/08 ........................................           9,992,833
                    Toyota Motor Credit
       30,000,000      2.000%, 11/04/08 ........................................          29,995,000
       20,000,000      2.000%, 11/05/08 ........................................          19,995,556
                                                                                   -----------------
                                                                                          74,290,874
                                                                                   -----------------
                    TOTAL COMMERCIAL PAPER
                    (Cost $628,424,284) ........................................         628,424,284
                                                                                   -----------------
CERTIFICATES OF DEPOSIT - 29.55%
                    Abbey National Treasury
       15,000,000      2.755%, 12/01/08 ........................................          15,000,062
       25,000,000      2.870%, 12/29/08 ........................................          25,000,000
       20,000,000   Bank of America
                       2.970%, 02/09/09 ........................................          20,000,000
       10,000,000   Bank of Nova Scotia (Houston)
                       3.144%, 05/05/09 (c) ....................................          10,003,356
       23,000,000   Barclays Bank PLC (NY)
                       5.095%, 03/16/09 (c) ....................................          23,000,000
                    BNP Paribas (NY)
       20,000,000      3.090%, 02/20/09 ........................................          20,000,000
       15,000,000      3.060%, 03/05/09 ........................................          15,000,000
                    Calyon (NY)
       20,000,000      2.740%, 11/14/08 ........................................          20,000,000
       20,000,000      3.130%, 03/09/09 ........................................          20,000,000
                    Nordea Bank Finland (NY)
       20,000,000      4.670%, 11/05/08 ........................................          20,004,561
        8,300,000      3.683%, 12/01/08 (c) ....................................           8,296,374
       26,875,000      4.128%, 04/09/09 (c) ....................................          26,827,485
       20,000,000   Rabobank Nederland (NY)
                       2.950%, 02/17/09 ........................................          20,000,000
                    Royal Bank of Scotland (NY)
       30,000,000      2.960%, 11/03/08 ........................................          30,000,259
       20,000,000      2.960%, 11/17/08 ........................................          20,000,701
       20,000,000      2.940%, 12/29/08 ........................................          20,000,607
       25,000,000   State Street Bank & Trust
                       2.950%, 03/10/09 ........................................          25,000,000
       25,000,000   Svenska Handlesbank
                       3.250%, 11/24/08 ........................................          25,006,352
       15,000,000   Toronto Dominion Holdings USA
                       3.000%, 02/17/09 ........................................          15,000,443

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS INSTITUTIONAL PRIME MONEY MARKET FUND                    OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS - CONTINUED

       PAR                                                                             AMORTIZED
      VALUE                                                                              COST
-----------------                                                                  -----------------
CERTIFICATES OF DEPOSIT (CONTINUED)
                    US Bank NA
$      20,000,000      2.900%, 02/06/09 ........................................   $      20,000,000
       20,000,000      2.950%, 03/04/09 ........................................          20,000,000
                                                                                   -----------------
                    TOTAL CERTIFICATES OF DEPOSIT
                    (Cost $418,140,200) ........................................         418,140,200
                                                                                   -----------------
CORPORATE NOTES AND BONDS - 3.27%
                    BANKS - 3.27%
       12,251,000   Bank of America
                       5.875%, 02/15/09 ........................................          12,343,627
       28,900,000   Bank of America NA
                       2.810%, 02/27/09 (c) ....................................          28,887,577
        5,000,000   National Australia Bank
                       3.009%, 02/19/09 (c) (d) ................................           5,000,314
                                                                                   -----------------
                    TOTAL CORPORATE NOTES AND BONDS
                    (Cost $46,231,518) .........................................          46,231,518
                                                                                   -----------------
INSURANCE FUNDING AGREEMENT - 3.53%
       50,000,000   ING USA Annuity & Life Insurance
                       3.151%, 11/03/08 (e) ....................................          50,000,000
                                                                                   -----------------
                    TOTAL INSURANCE FUNDING AGREEMENT
                    (Cost $50,000,000) .........................................          50,000,000
                                                                                   -----------------

                                                                                        MARKET
     SHARES                                                                              VALUE
-----------------                                                                  -----------------
INVESTMENT COMPANIES - 19.01%
       57,031,389   AIM STIT Government & Agency Portfolio .....................          57,031,389
       70,176,746   AIM STIT Liquid Assets Portfolio ...........................          70,176,746
              624   AIM STIT Treasury Portfolio ................................                 624
       71,693,950   BlackRock Liquidity Funds TempCash Portfolio ...............          71,693,950
       70,000,000   BlackRock Liquidity Funds TempFund Portfolio ...............          70,000,000
                                                                                   -----------------
                    TOTAL INVESTMENT COMPANIES
                    (Cost $268,902,709) ........................................         268,902,709
                                                                                   -----------------
TOTAL INVESTMENTS - 99.77%
   (Cost $1,411,698,711)* ......................................................       1,411,698,711
                                                                                   -----------------
NET OTHER ASSETS AND LIABILITIES - 0.23% .......................................           3,265,231
                                                                                   -----------------
NET ASSETS - 100.00% ...........................................................   $   1,414,963,942
                                                                                   =================

----------
* At October 31, 2008, cost is identical for book and Federal income tax purposes.

(a)  Annualized yield at the time of purchase.

(b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2008, these securities amounted to $413,042,628 or 29.19% of net assets. These securities have been determined by the Adviser to be liquid securities.

(c) Variable rate bond. The interest rates shown reflect the rates in effect at October 31, 2008.

(d) Security exempt from registration under section 144A of the Securities Act of 1933, as amended. This security may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2008, this security amounted to $5,000,314 or 0.35% of net assets. This security has been determined by the Adviser to be a liquid security.

(e) The rate shown reflects the rate in effect on October 31, 2008. This security has been deemed by the Adviser to be an illiquid security because it is subject to a delayed settlement restriction of sixty days or more if redeemed prior to maturity. At October 31, 2008, this security amounted to $50,000,000 or 3.53% of net assets.

(DE) Delaware

(NY) New York

STIT Short-Term Investments Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS GOVERNMENT MONEY MARKET FUND                             OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

REPURCHASE AGREEMENTS       81%
CASH AND OTHER NET ASSETS   19%

% OF TOTAL NET ASSETS

    PAR VALUE                                                                         MARKET VALUE
-----------------                                                                  -----------------
REPURCHASE AGREEMENTS - 81.09%
$     105,000,000   Bank of America, 0.200%, dated 10/31/08, matures 11/03/08, repurchase price $105,001,750 (collateralized by U.S.
                       Government Agency instruments, with interest rates of
                       5.000% and maturities of 2038, total market value
                       $107,100,000) ...........................................   $     105,000,000

       39,000,000   Deutsche Bank, 0.250%, dated 10/31/08, matures 11/03/08,
                       repurchase price $39,000,812 (collateralized by U.S.
                       Government Agency instruments, with interest rates from
                       4.055% to 7.000% and maturities from 2027 to 2042, total
                       market value $39,780,001) ...............................          39,000,000

      100,000,000   JPMorgan Chase, 0.150%, dated 10/31/08, matures 11/03/08,
                       repurchase price $ 100,001,250 (collateralized by U.S.
                       Treasury instrument, with interest rate of 6.000% and
                       maturity of 2009, total market value $102,003,151) ......         100,000,000
                                                                                   -----------------
                    TOTAL REPURCHASE AGREEMENTS
                    (Cost $244,000,000) ........................................         244,000,000
                                                                                   -----------------

      SHARES                                                                          MARKET VALUE
-----------------                                                                  -----------------
INVESTMENT COMPANY - 18.96%
       27,102,010   AIM STIT Government & Agency Portfolio .....................   $      27,102,010
       29,960,007   BlackRock Liquidity Funds FedFund Portfolio ................          29,960,007
                                                                                   -----------------
                    TOTAL INVESTMENT COMPANY
                    (Cost $ 57,062,017) ........................................          57,062,017
                                                                                   -----------------
TOTAL INVESTMENTS - 100.05%
   (Cost $301,062,017)* ........................................................         301,062,017
                                                                                   -----------------
NET OTHER ASSETS AND LIABILITIES - (0.05)% .....................................            (161,429)
                                                                                   -----------------
NET ASSETS - 100.00% ...........................................................   $     300,900,588
                                                                                   =================

----------
* At October 31, 2008, cost is identical for book and Federal income tax purposes.

STIT Short-Term Investments Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS MONEY MARKET FUND                                        OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

COMMERCIAL PAPER            15%
CERTIFICATES OF DEPOSIT      9%
CORPORATE NOTES AND BONDS    4%
REPURCHASE AGREEMENT        69%
CASH AND OTHER NET ASSETS    3%

% OF TOTAL NET ASSETS

    PAR VALUE                                                                        AMORTIZED COST
-----------------                                                                  -----------------
COMMERCIAL PAPER (a) - 14.59%
                    BANKS - 12.72%
$      10,000,000   Danske
                       2.805%, 12/08/08 (b) ....................................   $       9,971,171
        5,000,000   Dexia (DE)
                       2.780%, 12/10/08 ........................................           4,984,942
        5,000,000   ING Funding
                       2.710%, 11/14/08 ........................................           4,995,107
        3,000,000   National Australia Funding (DE)
                       2.930%, 12/16/08 (b) ....................................           2,989,013
        5,000,000   Rabobank USA Finance
                       2.680%, 11/25/08 ........................................           4,991,067
        6,000,000   Svenska Handlesbank
                       2.840%, 01/12/09 ........................................           5,965,920
                                                                                   -----------------
                                                                                          33,897,220
                                                                                   -----------------
                    FINANCE - 1.87%
        5,000,000   Calyon (NY)
                       2.690%, 11/25/08 ........................................           4,991,033
                                                                                   -----------------
                    TOTAL COMMERCIAL PAPER
                    (Cost $38,888,253)..........................................          38,888,253
                                                                                   -----------------
CERTIFICATES OF DEPOSIT - 9.38%
       10,000,000   Lloyds Bank
                       2.620%, 11/12/08 ........................................          10,000,060
        5,000,000   Rabobank Nederland (NY)
                       2.950%, 02/17/09 ........................................           5,000,000
        5,000,000   Royal Bank of Canada (NY)
                       2.760%, 12/01/08 ........................................           5,000,041
        5,000,000   US Bank NA
                       2.900%, 02/06/09 ........................................           5,000,000
                                                                                   -----------------
                    TOTAL CERTIFICATES OF DEPOSIT
                    (Cost $25,000,101)..........................................          25,000,101
                                                                                   -----------------

    PAR VALUE                                                                        AMORTIZED COST
-----------------                                                                  -----------------
CORPORATE NOTES AND BONDS - 3.75%
$      10,000,000   General Electric Capital
                       2.961%, 12/01/08 (c) ....................................   $      10,002,965
                                                                                   -----------------
                    TOTAL CORPORATE NOTES AND BONDS
                    (Cost $10,002,965)..........................................          10,002,965
                                                                                   -----------------
REPURCHASE AGREEMENT - 69.03%
      184,000,000   Bank of America, 0.200% dated 10/31/08, matures 11/03/08,
                       repurchase price $184,003,067 (collateralized by U.S.
                       Government Agency instruments, with interest rates from
                       5.000% to 6.000% and maturities of 2038, total market
                       value $187,680,000) ....................................          184,000,000
                                                                                   -----------------
                    TOTAL REPURCHASE AGREEMENT
                    (Cost $184,000,000) .......................................          184,000,000
                                                                                   -----------------

      SHARES                                                                          MARKET VALUE
-----------------                                                                  -----------------
INVESTMENT COMPANY - 3.22%
        8,591,463   BlackRock Liquidity Funds TempFund Portfolio 11/03/08 ......           8,591,463
                                                                                   -----------------
                    TOTAL INVESTMENT COMPANY
                    (Cost $8,591,463) ..........................................           8,591,463
                                                                                   -----------------
TOTAL INVESTMENTS - 99.97%
   (Cost $266,482,782)* ........................................................         266,482,782
                                                                                   -----------------
NET OTHER ASSETS AND LIABILITIES - 0.03% .......................................              67,201
                                                                                   -----------------
NET ASSETS - 100.00% ...........................................................   $     266,549,983
                                                                                   =================

----------
* At October 31, 2008, cost is identical for book and Federal income tax purposes.

(a)  Annualized yield at the time of purchase.

(b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2008, these securities amounted to $12,960,184 or 4.86% of net assets. These securities have been determined by the Adviser to be liquid securities.

(c) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2008.

(DE) Delaware

(NY) New York

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS TAX-EXEMPT MONEY MARKET FUND                             OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                   (PIE CHART)

GENERAL OBLIGATION          20%
EDUCATION                   11%
MEDICAL                     14%
UTILITIES                   14%
POLLUTION                    9%
TRANSPORTATION               2%
HOUSING                      2%
CASH AND OTHER NET ASSETS   28%

% OF TOTAL NET ASSETS

    PAR VALUE                                                                        AMORTIZED COST
-----------------                                                                  -----------------
MUNICIPAL OBLIGATIONS - 71.56%
                    ARIZONA - 2.56%
                    Salt River Agricultural Improvement & Power TECP,
$       1,500,000      1.520%, 11/03/08 (a) ....................................   $       1,500,000
        1,500,000      1.550%, 12/02/08 (a) ....................................           1,500,000
                                                                                   -----------------
                                                                                           3,000,000
                                                                                   -----------------
                    CALIFORNIA - 5.12%
        1,190,000   Alameda-Contra Costa Schools Financing Authority Capital
                       Improvement Financing Projects, Series A Certificate of
                       Participation 1.600%, 11/06/08 (b) LOC: Bank of Nova
                       Scotia ..................................................           1,190,000
          600,000   California Pollution Control Financing Authority Pacific
                       Gas & Electric, Series C 1.000%, 11/03/08 (b) LOC:
                       JPMorgan Chase Bank .....................................             600,000
                    California State Department of Water Resources Power Supply
                       RB,
          500,000      Series B-2
                       0.900%, 11/03/08 (b)
                       LOC: BNP Paribas ........................................             500,000
          600,000      Sub Series F-2
                       0.900%, 11/03/08 (b)
                       LOC: JPMorgan Chase Bank,
                       Societe Generale ........................................             600,000
          575,000      Sub Series F-5
                       0.900%, 11/03/08 (b)
                       LOC: Citibank ...........................................             575,000

    PAR VALUE                                                                        AMORTIZED COST
-----------------                                                                  -----------------
                    CALIFORNIA (CONTINUED)
                    California State, GO,
                       Daily-Kindergarten-University
$         800,000      Series B-1
                       0.950%, 11/03/08 (b)
                       LOC: Citibank; State Street;
                       National Australia Bank .................................   $         800,000
                       Series A-1
        1,100,000      0.900%, 11/03/08 (b)
                       LOC: WestLB AG,
                       JPMorgan Chase Bank .....................................           1,100,000
                       Weekly-Kindergarten-University
          630,000      Series A-6
                       0.900%, 11/06/08 (b)
                       LOC: Citibank ...........................................             630,000
                                                                                   -----------------
                                                                                           5,995,000
                                                                                   -----------------
                    COLORADO - 0.01%
           15,000   Colorado Educational & Cultural
                       Facilities RB,
                       Naropa University Project
                       1.650%, 11/07/08 (b)
                       LOC: Wells Fargo Bank ...................................              15,000
                                                                                   -----------------
                    CONNECTICUT - 5.13%
        1,200,000   Connecticut State Health, GO,
                       Series B
                       1.350%, 11/07/08 (b)
                       SPA: Bayerische Landesbank ..............................           1,200,000
          800,000   Connecticut State HEFA RB,
                       Yale University
                       Series V-1
                       0.700%, 11/03/08 (b) ....................................             800,000
        4,000,000   Connecticut State HEFA TECP
                       1.420%, 12/11/08 (a) ....................................           4,000,000
                                                                                   -----------------
                                                                                           6,000,000
                                                                                   -----------------
                    FLORIDA - 9.75%
        2,900,000   Jacksonville Electric
                       Authority System RB,
                       Series C-4
                       1.400%, 11/06/08 (b)
                       SPA: Bank of Novia Scotia ...............................           2,900,000
                    Jacksonville Electric Authority TECP
        3,000,000      1.600%, 11/04/08 (a) ....................................           3,000,000
        5,503,000      1.550%, 12/03/08 (a) ....................................           5,503,000
                                                                                   -----------------
                                                                                          11,403,000
                                                                                   -----------------
                    ILLINOIS - 4.19%
        2,100,000   Illinois Development
                       Financing Authority PCR,
                       Amoco Oil Project
                       1.150%, 11/03/08 (b) ....................................           2,100,000
        1,000,000   Illinois Finance Authority RB
                       Northwest Community Hospital
                       Series C
                       1.400%, 11/06/08 (b)
                       LOC: Wells Fargo Bank ...................................           1,000,000
        1,800,000   Illinois Health Facilities Authority RB,
                       Series A
                       1.500%, 11/05/08 (b)
                       LOC: Northern Trust Co. .................................           1,800,000
                                                                                   -----------------
                                                                                           4,900,000
                                                                                   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS TAX-EXEMPT MONEY MARKET FUND                             OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS - CONTINUED

    PAR VALUE                                                                        AMORTIZED COST
-----------------                                                                  -----------------
                    INDIANA - 2.31%
$       2,700,000   Hammond PCR,
                       Amoco Oil Project
                       0.900%, 11/03/08 (b) ....................................   $       2,700,000
                                                                                   -----------------
                    MARYLAND - 3.50%
        4,100,000   Maryland State Health & Higher
                       Education Facilities Authority RB,
                       Pooled Loan Program,
                       Series B
                       1.430%, 11/05/08 (b)
                       LOC: JPMorgan Chase & Co. ...............................           4,100,000
                                                                                   -----------------
                    MASSACHUSETTS - 0.55%
          640,000   Massachusetts State
                       Central Artery, GO,
                       Series B
                       1.150%, 11/03/08 (b)
                       SPA: State Street Bank & Trust ..........................             640,000
                                                                                   -----------------
                    MINNESOTA - 5.21%
        1,905,000   Hennepin County, GO, Series A
                       1.600%, 11/07/08 (b)
                       SPA: State Street Bank & Trust ..........................           1,905,000
        1,610,000   Minneapolis Convention Center,
                       GO, Convention Center Bonds
                       1.920%, 11/06/08 (b)
                       SPA: Dexia Credit Local .................................           1,610,000
           80,000   Minneapolis, Library, GO,
                       1.920%, 11/06/08 (b)
                       SPA: Dexia Credit Local .................................              80,000
        2,000,000   St Louis Park RB,
                       Park Nicollet, Series A
                       1.600%, 11/06/08 (b)
                       LOC: Wells Fargo Bank ...................................           2,000,000
          500,000   University of Minnesota RB,
                       Series A
                       1.250%, 11/07/08 (b)
                       SPA: Landesbank Hessen
                       Thueringen Girozentrale .................................             500,000
                                                                                   -----------------
                                                                                           6,095,000
                                                                                   -----------------
                    MISSISSIPPI - 1.64%
        1,925,000   Jackson County PCR,
                       Chevron USA Project
                       1.200%, 11/03/08 (b) ....................................           1,925,000
                                                                                   -----------------
                    MISSOURI - 0.43%
          500,000   Missouri State HEFA RB,
                       Deaconess Long Term Care,
                       Series B
                       1.400%, 11/05/08 (b)
                       LOC: JPMorgan Chase Bank ................................             500,000
                                                                                   -----------------
                    NEW MEXICO - 1.20%
        1,400,000   Hurley PCR,
                       Kennecott Santa Fe
                       1.150%, 11/03/08 (b) ....................................           1,400,000
                                                                                   -----------------

    PAR VALUE                                                                        AMORTIZED COST
-----------------                                                                  -----------------
                    NEW YORK - 6.15%
$       1,400,000   New York City Housing
                       Development Corp,
                       Mortgage RB,
                       Multi-Family, The Crest,
                       Series A 1.800%,
                       11/07/08 (b)
                       LOC: Landesbank Hessen
                       Thueringen Girozentrale .................................   $       1,400,000
        1,800,000   New York City, GO,
                       Sub Series E-5
                       1.150%, 11/03/08 (b)
                       LOC: JPMorgan Chase Bank ................................           1,800,000
          500,000   New York State Housing
                       Finance Agency RB,
                       10 Liberty, Series A
                       1.400%, 11/05/08 (b)
                       Insured: Freddie Mac ....................................             500,000
                    New York Transitional Finance
                       Authority RB,
                       Future Tax Secured,
        2,500,000      Series A-1
                       1.950%, 11/07/08 (b)
                       SPA: JPMorgan Chase Bank ................................           2,500,000
                       New York City Recovery
        1,000,000      Series 1, Sub Series 1-B
                       1.950%, 11/05/08 (b) ....................................           1,000,000
                                                                                   -----------------
                                                                                           7,200,000
                                                                                   -----------------
                    NORTH CAROLINA - 9.56%
        2,296,000   North Carolina Capital
                       Facilities Finance Agency TECP
                       1.520%, 11/05/08 (a) ....................................           2,296,000
        1,300,000   North Carolina Educational
                       Facilities Finance Agency RB,
                       Duke University Project, Series A
                       1.100%, 11/06/08 (b) ....................................           1,300,000
        2,255,000   North Carolina Medical Care
                       Commission, Hospital RB,
                       Duke University Hospital,
                       Series A
                       2.300%, 11/06/08 (b)
                       SPA: Wachovia Bank ......................................           2,255,000
        2,200,000   North Carolina State, Public
                       Improvement GO,
                       Series F
                       1.100%, 11/05/08 (b)
                       SPA: Landesbank Hessen
                       Thueringen Girozentrale .................................           2,200,000
                    University of North Carolina
                       Chapel Hill Foundation Inc.,
                       Certificate of Participation
        2,000,000      1.800%, 11/05/08 (b)
                       LOC: Bank of America ....................................           2,000,000
                       University RB, Series B
        1,135,000      1.300%, 11/05/08 (b) ....................................           1,135,000
                                                                                   -----------------
                                                                                          11,186,000
                                                                                   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS TAX-EXEMPT MONEY MARKET FUND                             OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS - CONTINUED

    PAR VALUE                                                                        AMORTIZED COST
-----------------                                                                  -----------------
                    PENNSYLVANIA - 2.14%
$         500,000   Delaware County Industrial
                        Development Authority
                        Resource Recovery Facilities,
                        Series G
                        1.400%, 11/05/08 (b) ...................................   $         500,000
        2,000,000   Pennsylvania State Turnpike
                        Commission RB,
                        Series B-3
                        1.500%, 11/06/08 (b)
                        LOC: Bank of America ...................................           2,000,000
                                                                                   -----------------
                                                                                           2,500,000
                                                                                   -----------------
                    VIRGINIA - 6.58%
                    Loudoun County Industrial
                        Development Authority RB,
                        Howard Hughes Medical Institute
        1,400,000       Series A
                        1.250%, 11/07/08 (b) ...................................           1,400,000
        1,500,000       Series B
                        1.250%, 11/05/08 (b) ...................................           1,500,000
        4,800,000       Series C
                        1.200%, 11/07/08 (b) ..................................            4,800,000
                                                                                   -----------------
                                                                                           7,700,000
                                                                                   -----------------
                    WISCONSIN - 3.78%
        2,000,000   Wisconsin HEFA RB,
                        Medical College of Wisconsin,
                        Series B
                        1.450%, 11/06/08 (b)
                        LOC: U.S. Bank .........................................           2,000,000
        2,424,000   Wisconsin State TECP
                        1.750%, 11/13/08 (a) ...................................           2,424,000
                                                                                   -----------------
                                                                                           4,424,000
                                                                                   -----------------
                    WYOMING - 1.75%
          650,000   Sublette County PCR,
                        Exxon Project
                        0.600%, 11/03/08 (b) ...................................             650,000
        1,400,000   Sweetwater County PCR TECP
                        1.650%, 11/03/08 (a) ...................................           1,400,000
                                                                                   -----------------
                                                                                           2,050,000
                                                                                   -----------------
                    TOTAL MUNICIPAL OBLIGATIONS
                    (Cost $83,733,000) .........................................          83,733,000
                                                                                   -----------------

      SHARES                                                                          MARKET VALUE
-----------------                                                                  -----------------
INVESTMENT COMPANIES - 18.42%
       10,050,370   AIM TFIT-Tax-Free Reserve Portfolio ........................   $      10,050,370
       11,494,028   BlackRock Provident Institutional MuniCash Portfolio .......          11,494,028
            1,337   Dreyfus Tax Exempt Cash Management Fund ...................                1,337
            2,806   SEI Tax-Exempt Trust Institutional Tax Free Fund ...........               2,806
                                                                                   -----------------
                    TOTAL INVESTMENT COMPANIES
                    (Cost $21,548,541) .........................................          21,548,541
                                                                                   -----------------
TOTAL INVESTMENTS - 89.98%
   (Cost $105,281,541)* ........................................................         105,281,541
                                                                                   -----------------
NET OTHER ASSETS AND LIABILITIES - 10.02% ......................................          11,719,765
                                                                                   -----------------
NET ASSETS - 100.00% ...........................................................   $     117,001,306
                                                                                   =================

----------
* At October 31, 2008, cost is identical for book and Federal income tax purposes.

(a)  Annualized yield at the time of purchase.

(b) Variable rate instrument. The rate shown reflects the rate in effect on October 31, 2008. The maturity date shown is the next scheduled demand date.

GO   General Obligation

HEFA Health & Educational Facilities Authority

LOC  Letter of Credit

PCR  Pollution Control Revenue

RB   Revenue Bond

SPA  Stand by Purchase Agreement

TECP Tax-Exempt Commercial Paper

TFIT Tax-Free Investments Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS TREASURY MONEY MARKET FUND                               OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CASH AND OTHER NET ASSETS    2%
REPURCHASE AGREEMENTS       98%

% OF TOTAL NET ASSETS

                                                                                         MARKET
    PAR VALUE                                                                            VALUE
-----------------                                                                  -----------------
REPURCHASE AGREEMENTS - 98.17%
$      40,000,000   Bank of America, 0.100%, dated 10/31/08, matures 11/03/08, repurchase price $40,000,333 (collateralized by U.S.
                       Treasury instruments, with interest rates from 3.375% to
                       4.500% and maturities from 2012 to 2013, total market
                       value $40,800,001).......................................   $      40,000,000
       40,000,000   Barclays Capital, 0.150%, dated 10/31/08, matures 11/03/08, repurchase price $40,000,500 (collateralized by a U.S.
                       Treasury instrument, with interest rate of 8.750% and
                       maturity of 2017, total market value $40,800,080)........          40,000,000
       40,000,000   Deutsche Bank, 0.100%, dated 10/31/08, matures 11/03/08,
                       repurchase price $40,000,333 (collateralized by a U.S.
                       Treasury instrument, with interest rate of 6.125% and
                       maturity of 2027, total market value $40,800,106)........          40,000,000
                                                                                   -----------------
                    TOTAL REPURCHASE AGREEMENTS
                    (Cost $120,000,000) ........................................         120,000,000
                                                                                   -----------------

                                                                                         MARKET
      SHARES                                                                             VALUE
-----------------                                                                  -----------------
INVESTMENT COMPANY - 1.88%
           83,187   AIM STIT Treasury Portfolio ................................   $          83,187
        2,220,127   BlackRock Liquidity Funds
                       T-Fund Portfolio ........................................           2,220,127
                                                                                   -----------------
                    TOTAL INVESTMENT COMPANY
                    (Cost $2,303,314) ..........................................           2,303,314
                                                                                   -----------------
TOTAL INVESTMENTS - 100.05%
   (Cost $122,303,314)* ........................................................         122,303,314
                                                                                   -----------------
NET OTHER ASSETS AND LIABILITIES - (0.05)% .....................................             (60,067)
                                                                                   -----------------
NET ASSETS - 100.00% ...........................................................   $     122,243,247
                                                                                   =================

----------
* At October 31, 2008, cost is identical for book and Federal income tax purposes.

STIT Short-Term Investments Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

ASTON/FORTIS INVESTOR MONEY MARKET FUND                         OCTOBER 31, 2008

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

CASH AND OTHER NET ASSETS    1%
REPURCHASE AGREEMENTS       62%
BANKS                       20%
FINANCE                      3%
CERTIFICATES OF DEPOSIT     11%
CORPORATE NOTES & BONDS      3%

% OF TOTAL NET ASSETS

                                                                                       AMORTIZED
    PAR VALUE                                                                             COST
-----------------                                                                  -----------------
COMMERCIAL PAPER (a) - 22.50%
BANKS - 19.69%
$       1,000,000   Bank of Nova Scotia
                       2.670%, 11/25/08 ........................................   $         998,220
        1,000,000   Danske
                       2.805% 12/08/08 (b) .....................................             997,117
        1,000,000   Dexia (DE)
                       2.650%, 11/04/08 ........................................             999,779
        1,000,000   ING Funding
                       2.710%, 11/14/08 ........................................             999,021
        1,000,000   Nordea NA
                       2.520%, 11/07/08 ........................................             999,580
        1,000,000   Societe Generale NA
                       2.750%, 12/11/08 ........................................             996,945
        1,000,000   Svenska Handlesbank
                       2.700%, 11/13/08 ........................................             999,100
                                                                                   -----------------
                                                                                           6,989,762
FINANCE - 2.81%
        1,000,000   Rabobank USA Finance
                       2.500%, 11/25/08 ........................................             998,333
                                                                                   -----------------
                    TOTAL COMMERCIAL PAPER
                    (Cost $7,988,095) ..........................................           7,988,095
                                                                                   -----------------
CERTIFICATES OF DEPOSIT - 11.26%
        1,000,000   Calyon (NY)
                       2.770%, 11/14/08 ........................................           1,000,007
        1,000,000   Chase Bank USA NA
                       2.730%, 11/17/08 ........................................           1,000,075
        1,000,000   Lloyds Bank
                       2.620%, 11/12/08 ........................................           1,000,006
        1,000,000   Royal Bank of Canada (NY)
                       2.760%, 12/01/08 ........................................           1,000,008
                                                                                   -----------------
                    TOTAL CERTIFICATES OF DEPOSIT
                    (Cost $4,000,096) ..........................................           4,000,096
                                                                                   -----------------

                                                                                       AMORTIZED
    PAR VALUE                                                                             COST
-----------------                                                                  -----------------
CORPORATE NOTES AND BONDS - 2.82%
FINANCE - 2.82%
$       1,000,000   General Electric Capital
                       2.961%, 12/01/08 (c) ....................................   $       1,000,297
                                                                                   -----------------
                    TOTAL CORPORATE NOTES AND BONDS
                       (Cost $1,000,297) .......................................           1,000,297
                                                                                   -----------------

                                                                                         MARKET
                                                                                         VALUE
                                                                                   -----------------
REPURCHASE AGREEMENTS - 61.96%
       11,000,000   Bank of America, 0.200%, dated 10/31/08, matures 11/03/08, repurchase price $11,000,183 (collateralized by U.S.
                       Government Agency instrument, with interest rate of
                       6.000% and maturity of 2038, total market value
                       $11,220,000) 0.200%, 11/03/08 ...........................          11,000,000
       11,000,000   Deutche Bank, 0.250%, dated 10/31/08, matures 11/03/08,
                       repurchase price $11,000,229 (collateralized by U.S.
                       Government Agency instruments, with interest rates from
                       5.487% to 7.000% and maturities from 2036 to 2038, total
                       market value $11,220,000) 0.250%, 11/03/08 ..............          11,000,000
                                                                                   -----------------
                    TOTAL REPURCHASE AGREEMENTS
                       (Cost $22,000,000) ......................................          22,000,000
                                                                                   -----------------

      SHARES
-----------------
INVESTMENT COMPANY - 1.56%
          555,963   BlackRock Liquidity Funds
                       TempFund Portfolio ......................................             555,964
                                                                                   -----------------
                    TOTAL INVESTMENT COMPANY
                    (Cost $555,964) ............................................             555,964
                                                                                   -----------------
TOTAL INVESTMENTS - 100.10%
   (Cost $35,544,452)* .........................................................   $      35,544,452
                                                                                   -----------------
NET OTHER ASSETS AND LIABILITIES - (0.10)% .....................................             (36,093)
                                                                                   -----------------
NET ASSETS - 100.00% ...........................................................   $      35,508,359
                                                                                   =================

----------
* At October 31, 2008, cost is identical for book and Federal income tax purposes.

(a)  Annualized yield at the time of purchase.

(b) Security exempt from registration under section 4(2) of the Securities Act of 1933, as amended. This security may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2008, this security amounted to $997,117 or 2.81% of net assets. This security has been determined by the Adviser to be a liquid security.

(c) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2008.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     This page is left blank intentionally.

Aston Funds

                                                                OCTOBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES

                                                             FORTIS
                                                          INSTITUTIONAL        FORTIS           FORTIS
                                                           PRIME MONEY    GOVERNMENT MONEY      MONEY
                                                           MARKET FUND       MARKET FUND      MARKET FUND
                                                         --------------   ----------------   ------------
ASSETS:
Investments:
      Investments at amortized cost ..................   $1,411,698,711     $ 57,062,017     $ 82,482,782
      Repurchase agreements at cost ..................               --      244,000,000      184,000,000
                                                         --------------     ------------     ------------
         Total investments at value ..................    1,411,698,711      301,062,017      266,482,782
Cash .................................................        1,256,184               --               --
Receivables:
      Dividends and interest .........................        5,050,041           76,648          204,601
      Fund shares sold ...............................            5,000           95,488            3,223
      Investments sold ...............................               --               --               --
Other assets .........................................          125,399           25,352           19,738
                                                         --------------     ------------     ------------
         Total assets ................................    1,418,135,335      301,259,505      266,710,344
                                                         --------------     ------------     ------------
LIABILITIES:
Payables:
      Dividend distribution ..........................        2,808,977          205,137               --
      Fund shares redeemed ...........................            1,000           24,992            4,100
      Due to Adviser, net (Note E) ...................          133,665           55,231           57,269
      Administration fees (Note E) ...................           66,569           15,879           10,822
      Distribution fees (Note E) .....................               --            1,160           16,502
      Audit and tax fees .............................           18,437           16,186           16,109
      Custodian fees .................................           25,605            7,341            4,445
      Transfer agent fees ............................           11,918            8,181            8,347
      Reports to shareholders expense ................            4,786           14,171           14,075
      Shareholder service fees (Note E) ..............            1,667            2,017           24,185
      Trustees fees and related expenses (Note E) ....           17,062            3,632              856
Accrued expenses and other payables ..................           81,707            4,990            3,651
                                                         --------------     ------------     ------------
         Total liabilities ...........................        3,171,393          358,917          160,361
                                                         --------------     ------------     ------------
NET ASSETS ...........................................   $1,414,963,942     $300,900,588     $266,549,983
                                                         ==============     ============     ============
NET ASSETS CONSIST OF:
   Paid in capital ...................................   $1,414,949,727     $300,836,231     $266,546,278
   Accumulated undistributed net investment income ...           14,215           64,357            3,705
                                                         --------------     ------------     ------------
TOTAL NET ASSETS .....................................   $1,414,963,942     $300,900,588     $266,549,983
                                                         ==============     ============     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                OCTOBER 31, 2008

     FORTIS            FORTIS        ASTON/FORTIS
TAX-EXEMPT MONEY   TREASURY MONEY   INVESTOR MONEY
   MARKET FUND       MARKET FUND      MARKET FUND
----------------   --------------   --------------

   $105,281,541     $  2,303,314      $13,544,452
             --      120,000,000       22,000,000
   ------------     ------------      -----------
    105,281,541      122,303,314       35,544,452
             --               --               --

        378,940           15,324           29,738
             --               --            2,903
     11,661,682               --               --
         16,838            2,433            3,300
   ------------     ------------      -----------
    117,339,001      122,321,071       35,580,393
   ------------     ------------      -----------

        260,659           20,681              157
             --               --           22,974
         24,844            7,137           11,937
          7,807           12,546            2,882
          1,987            2,812               --
         16,107           15,920           15,826
          4,045            3,761            3,471
          8,208            8,932            8,182
          7,547            3,118            1,259
             --               --               --
          2,243            2,510            1,075
          4,248              407            4,271
   ------------     ------------      -----------
        337,695           77,824           72,034
   ------------     ------------      -----------
   $117,001,306     $122,243,247      $35,508,359
   ============     ============      ===========

   $117,001,306     $122,234,572      $35,507,445
             --            8,675              914
   ------------     ------------      -----------
   $117,001,306     $122,243,247      $35,508,359
   ============     ============      ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                OCTOBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

                                                                                 FORTIS
                                                                              INSTITUTIONAL        FORTIS           FORTIS
                                                                               PRIME MONEY    GOVERNMENT MONEY       MONEY
                                                                               MARKET FUND       MARKET FUND      MARKET FUND
                                                                             --------------   ----------------   ------------
CLASS Y:
   Net Assets ............................................................   $1,407,183,806     $         --     $         --
   Shares of beneficial interest outstanding (unlimited authorization) ...    1,407,171,067               --               --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .................................   $         1.00     $         --     $         --
                                                                             ==============     ============     ============
CLASS YS:
   Net Assets ............................................................   $    7,780,136     $         --     $         --
   Shares of beneficial interest outstanding (unlimited authorization) ...        7,783,430               --               --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .................................   $         1.00     $         --     $         --
                                                                             ==============     ============     ============
CLASS I:
   Net Assets ............................................................   $           --     $299,814,490     $  1,545,872
   Shares of beneficial interest outstanding (unlimited authorization) ...               --      299,752,766        1,545,703
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .................................   $           --     $       1.00     $       1.00
                                                                             ==============     ============     ============
CLASS S:
   Net Assets ............................................................   $           --     $  1,086,098     $265,004,111
   Shares of beneficial interest outstanding (unlimited authorization) ...               --        1,085,200      265,000,839
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .................................   $           --     $       1.00     $       1.00
                                                                             ==============     ============     ============
CLASS N:
   Net Assets ............................................................   $           --     $         --     $         --
   Shares of beneficial interest outstanding (unlimited authorization) ...               --               --               --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) .................................   $           --     $         --     $         --
                                                                             ==============     ============     ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                OCTOBER 31, 2008

     FORTIS            FORTIS        ASTON/FORTIS
TAX-EXEMPT MONEY   TREASURY MONEY   INVESTOR MONEY
   MARKET FUND       MARKET FUND      MARKET FUND
----------------   --------------   --------------

  $         --      $         --      $        --
            --                --               --

  $         --      $         --      $        --
  ============      ============      ===========

  $         --      $         --      $        --
            --                --               --

  $         --      $         --      $        --
  ============      ============      ===========

  $116,108,705      $121,403,725      $        --
   116,109,498       121,402,367               --

  $       1.00      $       1.00      $        --
  ============      ============      ===========

  $    892,601      $    839,522      $        --
       893,233           839,456               --

  $       1.00      $       1.00      $        --
  ============      ============      ===========

  $         --      $         --      $35,508,359
            --                --       35,507,599

  $         --      $         --      $      1.00
  ============      ============      ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FOR THE YEAR ENDED OCTOBER 31, 2008

STATEMENT OF OPERATIONS

                                                               FORTIS
                                                           INSTITUTIONAL        FORTIS           FORTIS
                                                            PRIME MONEY    GOVERNMENT MONEY      MONEY
                                                            MARKET FUND       MARKET FUND     MARKET FUND
                                                           -------------   ----------------   -----------
INVESTMENT INCOME:
   Dividends ...........................................    $ 5,579,392      $    610,036     $   205,182
   Interest ............................................     60,532,097         9,514,107       8,885,760
                                                            -----------      ------------     -----------
      Total investment income ..........................     66,111,489        10,124,143       9,090,942
                                                            -----------      ------------     -----------
EXPENSES:
   Investment advisory fees (Note E) ...................      1,889,085           731,241         959,930
   Distribution expenses (Note E) (a) ..................             --           152,800         672,035
   Shareholder service fees (Note E) (b) ...............         21,106            42,784         295,695
   Transfer agent fees .................................         42,139            34,191          35,123
   Administration fees (Note E) ........................        992,358           202,607         154,605
   Registration expenses ...............................         50,461            28,722          26,303
   Custodian fees ......................................         92,128            24,514          16,859
   Audit and tax fees ..................................         24,726            22,067          21,990
   Legal fees ..........................................         98,918            18,899          14,082
   Reports to shareholder expense ......................         31,621            23,268          49,173
   Trustees fees and related expenses (Note E) .........        129,387            24,768          18,922
   Interest expense (Note F) ...........................             --             1,589             247
   Other expenses ......................................        313,628            48,885          36,769
                                                            -----------      ------------     -----------
      Total expenses before waivers/reimbursements .....      3,685,557         1,356,335       2,301,733
                                                            -----------      ------------     -----------
      Less: Investment advisory fees waived (Note E) ...             --           (16,360)       (308,945)
      Less: Distribution expenses waived (Note E) ......             --                (9)             --
                                                            -----------      ------------     -----------
      Net expenses .....................................      3,685,557         1,339,966       1,992,788
                                                            -----------      ------------     -----------
   NET INVESTMENT INCOME ...............................     62,425,932         8,784,177       7,098,154
                                                            -----------      ------------     -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments ....................         11,139            32,735           3,932
                                                            -----------      ------------     -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ........         11,139            32,735           3,932
                                                            -----------      ------------     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .............    $62,437,071      $  8,816,912     $ 7,102,086
                                                            ===========      ============     ===========

----------
(a) Fees are incurred at the Class S level for all funds except Fortis Institutional Prime Money Market Fund and Aston/Fortis Investor Money Market Fund, which do not have a distribution expense.

(b) Fees are incurred at the Class S level for all funds except for the Institutional Prime Money Market Fund, which is incurred at the Class YS level, and Aston/Fortis Investor Money Market Fund, which does not have a distribution expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FOR THE YEAR ENDED OCTOBER 31, 2008

     FORTIS            FORTIS        ASTON/FORTIS
TAX-EXEMPT MONEY   TREASURY MONEY   INVESTOR MONEY
   MARKET FUND       MARKET FUND      MARKET FUND
----------------   --------------   --------------

   $  374,054        $  219,871       $   20,824
    5,585,031         3,936,620        1,038,042
   ----------        ----------       ----------
    5,959,085         4,156,491        1,058,866
   ----------        ----------       ----------

      919,145           721,879          136,939
      134,161            87,028               --
           --                --               --
       33,875            36,474           39,112
      151,931           120,638           31,005
       26,086            25,243           23,318
       15,277            19,930            9,178
       21,988            21,802           21,666
       13,132            12,642            2,189
       12,472             7,706            2,199
       20,922            15,943            2,520
        7,257                --               --
       64,467            49,687           19,094
   ----------        ----------       ----------
    1,420,713         1,118,972          287,220
   ----------        ----------       ----------
     (404,473)         (359,011)              --
           --           (16,461)              --
   ----------        ----------       ----------
    1,016,240           743,500          287,220
   ----------        ----------       ----------
    4,942,845         3,412,991          771,646
   ----------        ----------       ----------

           --             8,723              914
   ----------        ----------       ----------
           --             8,723              914
   ----------        ----------       ----------
   $4,942,845        $3,421,714       $  772,560
   ==========        ==========       ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                       FORTIS INSTITUTIONAL PRIME                    FORTIS
                                                            MONEY MARKET FUND             GOVERNMENT MONEY MARKET FUND
                                                         YEARS ENDED OCTOBER 31,            YEARS ENDED OCTOBER 31,
                                                   ----------------- ----------------   -------------------------------
                                                         2008              2007              2008             2007
                                                   ---------------   ----------------   -------------   ---------------
NET ASSETS AT BEGINNING OF YEAR ................   $ 1,771,613,713   $  2,488,864,440   $ 358,040,547   $   500,369,242
                                                   ---------------   ----------------   -------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
      Net investment income ....................        62,425,932        122,224,866       8,784,177        22,835,060
      Net realized gain on investments .........            11,139              3,478          32,735                --
                                                   ---------------   ----------------   -------------   ---------------
      Net increase in net assets from
         operations ............................        62,437,071        122,228,344       8,816,912        22,835,060
                                                   ---------------   ----------------   -------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class Y ..................................       (62,171,940)      (121,559,382)             --                --
      Class YS .................................          (253,992)          (665,482)             --                --
      Class I ..................................                --                 --      (7,357,238)      (19,986,914)
      Class S ..................................                --                 --      (1,426,939)       (2,848,146)
                                                   ---------------   ----------------   -------------   ---------------
         Total distributions ...................       (62,425,932)      (122,224,864)     (8,784,177)      (22,835,060)
                                                   ---------------   ----------------   -------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class Y ..................................     9,170,316,066     15,941,245,337              --                --
      Class YS .................................        24,377,636         10,745,072              --                --
      Class I ..................................                --                 --     511,812,595       873,628,178
      Class S ..................................                --                 --     181,115,326       228,918,581
   Proceeds from reinvestment of distributions:
      Class Y ..................................         8,111,827         24,554,931              --                --
      Class YS .................................           221,977            580,821              --                --
      Class I ..................................                --                 --         918,807         1,511,862
      Class S ..................................                --                 --       1,426,931         2,847,618
   Cost of shares redeemed:
      Class Y ..................................    (9,535,258,871)   (16,673,404,935)             --                --
      Class YS .................................       (24,429,545)       (20,975,433)             --                --
      Class I ..................................                --                 --    (497,373,670)   (1,039,405,326)
      Class S ..................................                --                 --    (255,072,683)     (209,829,608)
                                                   ---------------   ----------------   -------------   ---------------
         Net increase (decrease) from capital
            share transactions .................      (356,660,910)      (717,254,207)    (57,172,694)     (142,328,695)
                                                   ---------------   ----------------   -------------   ---------------
         Total increase (decrease) in
            net assets .........................      (356,649,771)      (717,250,727)    (57,139,959)     (142,328,695)
                                                   ---------------   ----------------   -------------   ---------------
NET ASSETS AT END OF YEAR (INCLUDING LINE A) ...   $ 1,414,963,942   $  1,771,613,713   $ 300,900,588   $   358,040,547
                                                   ===============   ================   =============   ===============
      (A) Undistributed net investment income ..   $        14,215   $              2   $      64,357   $        31,622
                                                   ===============   ================   =============   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Class Y
      Sold .....................................     9,170,316,066     15,941,245,337              --                --
      Proceeds from reinvestment of
         distributions .........................         8,111,828         24,554,931              --                --
      Redeemed .................................    (9,535,258,871)   (16,673,404,936)             --                --
   Class YS
      Sold .....................................        24,377,636         10,745,072              --                --
      Proceeds from reinvestment of
         distributions .........................           221,977            580,821              --                --
      Redeemed .................................       (24,429,545)       (20,975,433)             --                --
   Class I
      Sold .....................................                --                 --     511,812,595       873,628,178
      Proceeds from reinvestment of
         distributions .........................                --                 --         918,807         1,511,862
      Redeemed .................................                --                 --    (497,373,670)   (1,039,405,326)
   Class S
      Sold .....................................                --                 --     181,115,326       228,918,581
      Proceeds from reinvestment of
         distributions .........................                --                 --       1,426,931         2,847,618
      Redeemed .................................                --                 --    (255,072,683)     (209,829,608)
                                                   ---------------   ----------------   -------------   ---------------
         Total increase (decrease) in shares
            outstanding ........................      (356,660,909)      (717,254,208)    (57,172,694)     (142,328,695)
                                                   ===============   ================   =============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

            FORTIS                          FORTIS                          FORTIS
      MONEY MARKET FUND          TAX-EXEMPT MONEY MARKET FUND     TREASURY MONEY MARKET FUND
   YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,
-----------------------------   -----------------------------   -----------------------------
     2008            2007            2008            2007            2008            2007
-------------   -------------   -------------   -------------   -------------   -------------
$ 274,573,832   $ 187,881,480   $ 260,905,903   $ 249,795,080   $  64,490,696   $ 151,277,116
-------------   -------------   -------------   -------------   -------------   -------------

    7,098,154      10,380,744       4,942,845       9,226,363       3,412,991       4,980,888
        3,932              --              --              --           8,723              --
-------------   -------------   -------------   -------------   -------------   -------------

    7,102,086      10,380,744       4,942,845       9,226,363       3,421,714       4,980,888
-------------   -------------   -------------   -------------   -------------   -------------


           --              --              --              --              --              --
           --              --              --              --              --              --
     (153,738)       (233,334)     (4,028,277)     (7,999,699)       (437,810)     (4,703,450)
   (6,944,637)    (10,147,410)       (914,568)     (1,226,664)     (2,975,181)       (277,438)
-------------   -------------   -------------   -------------   -------------   -------------
   (7,098,375)    (10,380,744)     (4,942,845)     (9,226,363)     (3,412,991)     (4,980,888)
-------------   -------------   -------------   -------------   -------------   -------------


           --              --              --              --              --              --
           --              --              --              --              --              --
   63,515,038      56,775,299     588,042,866     430,377,488     612,165,365     247,080,253
  622,085,971     847,715,220     190,043,708     370,000,496     222,993,456     101,942,927

           --              --              --              --              --              --
           --              --              --              --              --              --
      153,675         233,317           8,762          13,490          15,617          47,650
    6,918,178      10,137,053         914,478       1,227,109         437,715         275,650

           --              --              --              --              --              --
           --              --              --              --              --              --
  (63,964,186)    (56,491,966)   (673,109,909)   (454,705,488)   (544,107,046)   (339,036,403)
 (636,736,236)   (771,676,571)   (249,804,502)   (335,802,272)   (233,761,279)    (97,096,497)
-------------   -------------   -------------   -------------   -------------   -------------

   (8,027,560)     86,692,352    (143,904,597)     11,110,823      57,743,828     (86,786,420)
-------------   -------------   -------------   -------------   -------------   -------------

   (8,023,849)     86,692,352    (143,904,597)     11,110,823      57,752,551     (86,786,420)
-------------   -------------   -------------   -------------   -------------   -------------
$ 266,549,983   $ 274,573,832   $ 117,001,306   $ 260,905,903   $ 122,243,247   $  64,490,696
=============   =============   =============   =============   =============   =============
$       3,705   $          --   $          --   $          --   $       8,675   $          --
=============   =============   =============   =============   =============   =============



           --              --              --              --              --              --

           --              --              --              --              --              --
           --              --              --              --              --              --

           --              --              --              --              --              --

           --              --              --              --              --              --
           --              --              --              --              --              --

   63,515,038      56,775,299     588,042,866     430,377,488     612,165,365     247,080,253

      153,675         233,317           8,762          13,490          15,617          47,650
  (63,964,186)    (56,491,966)   (673,109,909)   (454,705,488)   (544,107,046)   (339,036,403)

  622,085,971     847,715,220     190,043,708     370,000,496     222,993,456     101,942,927

    6,918,178      10,137,053         914,478       1,227,109         437,715         275,650
 (636,736,236)   (771,676,571)   (249,804,502)   (335,802,272)   (233,761,279)    (97,096,497)
-------------   -------------   -------------   -------------   -------------   -------------

   (8,027,560)     86,692,352    (143,904,597)     11,110,823      57,743,828     (86,786,420)
=============   =============   =============   =============   =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                ASTON/FORTIS INVESTOR
                                                                  MONEY MARKET FUND
                                                               YEARS ENDED OCTOBER 31,
                                                            -----------------------------
                                                                 2008            2007
                                                            -------------   -------------
NET ASSETS AT BEGINNING OF YEAR .........................   $  36,958,977   $  84,777,541
                                                            -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income ................................         771,646       2,808,053
   Net realized gain on investments .....................             914              --
                                                            -------------   -------------
      Net increase in net assets from operations ........         772,560       2,808,053
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ...........................................        (771,646)     (2,808,053)
                                                            -------------   -------------
         Total distributions ............................        (771,646)     (2,808,053)
                                                            -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ...........................................      25,622,282     103,413,666
   Proceeds from reinvestment of distributions:
      Class N ...........................................         760,467       1,932,185
   Cost of shares redeemed:
      Class N ...........................................     (27,834,281)   (153,164,415)
                                                            -------------   -------------
         Net decrease from capital share transactions ...      (1,451,532)    (47,818,564)
                                                            -------------   -------------
         Total decrease in net assets ...................      (1,450,618)    (47,818,564)
                                                            -------------   -------------
NET ASSETS AT END OF YEAR (INCLUDING LINE A) ............   $  35,508,359   $  36,958,977
                                                            =============   =============
      (A) Undistributed net investment income ...........   $         914   $          --
                                                            =============   =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Class N
      Sold ..............................................      25,622,282     103,413,666
      Proceeds from reinvestment of distributions .......         760,467       1,932,185
      Redeemed ..........................................     (27,834,281)   (153,164,415)
                                                            -------------   -------------
         Total decrease in shares outstanding ...........      (1,451,532)    (47,818,564)
                                                            =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS INSTITUTIONAL PRIME MONEY MARKET FUND                    OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                               YEAR         YEAR         YEAR         YEAR         YEAR
                                                               ENDED        ENDED        ENDED        ENDED        ENDED
                                                             10/31/08     10/31/07     10/31/06     10/31/05     10/31/04
                                                            ----------   ----------   ----------   ----------   ----------
CLASS Y
Net Asset Value, Beginning of Year ......................   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                            ----------   ----------   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .............................         0.03         0.05         0.05         0.03         0.01
                                                            ----------   ----------   ----------   ----------   ----------
      Less distributions from net investment income .....        (0.03)       (0.05)       (0.05)       (0.03)       (0.01)
                                                            ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Year ............................   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                            ==========   ==========   ==========   ==========   ==========
TOTAL RETURN ............................................         3.33%        5.33%        4.80%        2.79%        1.07%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $1,407,184   $1,764,006   $2,471,607   $2,408,695   $2,159,527
      Ratios of expenses to average net assets ..........         0.19%        0.19%        0.18%        0.18%        0.19%
      Ratios of net investment income to
         average net assets .............................         3.31%        5.21%        4.67%        2.75%        1.06%
CLASS YS
Net Asset Value, Beginning of Year ......................   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                            ----------   ----------   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .............................         0.03         0.05         0.04         0.03         0.01
                                                            ----------   ----------   ----------   ----------   ----------
      Less distributions from net investment income .....        (0.03)       (0.05)       (0.04)       (0.03)       (0.01)
                                                            ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Year ............................   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                            ==========   ==========   ==========   ==========   ==========
TOTAL RETURN ............................................         3.07%        5.07%        4.54%        2.53%        0.82%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ...................   $    7,780   $    7,608   $   17,258   $   37,107   $   51,239
      Ratios of expenses to average net
         assets .........................................         0.44%        0.44%        0.43%        0.43%        0.44%
      Ratios of net investment income to
         average net assets .............................         3.06%        4.96%        4.42%        2.50%        0.81%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS GOVERNMENT MONEY MARKET FUND                             OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                 YEAR          YEAR       YEAR       YEAR         YEAR
                                                 ENDED         ENDED      ENDED      ENDED        ENDED
                                               10/31/08      10/31/07   10/31/06   10/31/05     10/31/04
                                               --------      --------   --------   --------     --------
CLASS I
Net Asset Value, Beginning of Year .........   $   1.00      $   1.00   $   1.00   $   1.00     $   1.00
                                               --------      --------   --------   --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................       0.02(a)       0.05       0.05       0.03         0.01
                                               --------      --------   --------   --------     --------
   LESS DISTRIBUTIONS FROM:
      Net investment income ................      (0.02)        (0.05)     (0.05)     (0.03)       (0.01)
      Net realized gain on investments .....         --            --         --         --(b)        --
                                               --------      --------   --------   --------     --------
      Total distribution ...................      (0.02)        (0.05)     (0.05)     (0.03)       (0.01)
                                               --------      --------   --------   --------     --------
Net Asset Value, End of Year ...............   $   1.00      $   1.00   $   1.00   $   1.00     $   1.00
                                               ========      ========   ========   ========     ========
TOTAL RETURN ...............................       2.48%         5.05%      4.62%      2.59%        0.91%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......   $299,814      $284,428   $448,693   $380,875     $459,475
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       0.32%(c)      0.30%      0.29%      0.30%        0.30%
      After reimbursement and/or waiver
         of expenses by Adviser ............       0.31%(c)      0.30%      0.29%      0.30%        0.30%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       2.45%         4.96%      4.55%      2.60%        0.91%
      After reimbursement and/or waiver
         of expenses by Adviser ............       2.46%         4.96%      4.55%      2.60%        0.91%
CLASS S
Net Asset Value, Beginning of Year .........   $   1.00      $   1.00   $   1.00   $   1.00     $   1.00
                                               --------      --------   --------   --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................       0.02(a)       0.05       0.04       0.02         0.01
                                               --------      --------   --------   --------     --------
   LESS DISTRIBUTIONS FROM:
      Net investment income ................      (0.02)        (0.05)     (0.04)     (0.02)       (0.01)
      Net realized gain on investments .....         --            --         --         --(b)        --
                                               --------      --------   --------   --------     --------
      Total distribution ...................      (0.02)        (0.05)     (0.04)     (0.02)       (0.01)
                                               --------      --------   --------   --------     --------
Net Asset Value, End of Year ...............   $   1.00      $   1.00   $   1.00   $   1.00     $   1.00
                                               ========      ========   ========   ========     ========
TOTAL RETURN ...............................       2.16%         4.72%      4.28%      2.26%        0.58%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......   $  1,086      $ 73,613   $ 51,676   $ 31,621     $ 32,911
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       0.64%(c)      0.62%      0.61%      0.62%        0.62%
      After reimbursement and/or waiver
         of expenses by Adviser ............       0.63%(c)      0.62%      0.61%      0.62%        0.62%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       2.13%         4.64%      4.23%      2.28%        0.59%
      After reimbursement and/or waiver
         of expenses by Adviser ............       2.14%         4.64%      4.23%      2.28%        0.59%

----------
(a) The selected per share data was calculated using weighted average shares method for the period.

(b)  Represents less than $0.005 per share.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note F to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS MONEY MARKET FUND                                        OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                 YEAR          YEAR       YEAR          YEAR       YEAR
                                                 ENDED         ENDED      ENDED         ENDED      ENDED
                                               10/31/08      10/31/07   10/31/06      10/31/05   10/31/04
                                               --------      --------   --------      --------   --------
CLASS I
Net Asset Value, Beginning of Year .........   $   1.00      $   1.00   $   1.00      $   1.00   $   1.00
                                               --------      --------   --------      --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................       0.03          0.05       0.04(a)       0.03       0.01
                                               --------      --------   --------      --------   --------
      Less distributions from
         net investment income .............      (0.03)        (0.05)     (0.04)        (0.03)     (0.01)
                                               --------      --------   --------      --------   --------
Net Asset Value, End of Year ...............   $   1.00      $   1.00   $   1.00      $   1.00   $   1.00
                                               ========      ========   ========      ========   ========
TOTAL RETURN ...............................       3.01%         5.07%      4.57%         2.57%      0.87%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......   $  1,546      $  1,841   $  1,325      $  9,535   $  4,821
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       0.49%(b)      0.50%      0.50%(b)      0.51%      0.50%
      After reimbursement and/or waiver
         of expenses by Adviser ............       0.37%(b)      0.37%      0.37%(b)      0.37%      0.37%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       2.82%         4.82%      4.35%         2.44%      0.73%
      After reimbursement and/or waiver
         of expenses by Adviser ............       2.94%         4.95%      4.48%         2.58%      0.86%
CLASS S
Net Asset Value, Beginning of Year .........   $   1.00      $   1.00   $   1.00      $   1.00   $   1.00
                                               --------      --------   --------      --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................       0.03          0.05       0.04(a)       0.02       0.01
                                               --------      --------   --------      --------   --------
      Less distributions from
         net investment income .............      (0.03)        (0.05)     (0.04)        (0.02)     (0.01)
                                               --------      --------   --------      --------   --------
Net Asset Value, End of Year ...............   $   1.00      $   1.00   $   1.00      $   1.00   $   1.00
                                               ========      ========   ========      ========   ========
TOTAL RETURN ...............................       2.64%         4.69%      4.20%         2.20%      0.50%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......   $265,004      $272,733   $186,557      $171,508   $132,831
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       0.85%(b)      0.86%      0.86%(b)      0.87%      0.86%
      After reimbursement and/or waiver
         of expenses by Adviser ............       0.73%(b)      0.73%      0.73%(b)      0.73%      0.73%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       2.46%         4.46%      3.99%         2.08%      0.37%
      After reimbursement and/or waiver
         of expenses by Adviser ............       2.58%         4.59%      4.12%         2.22%      0.50%

----------
(a) The selected per share data was calculated using weighted average shares method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008 and October 31, 2006, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note F to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS TAX-EXEMPT MONEY MARKET FUND                             OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                 YEAR          YEAR          YEAR          YEAR       YEAR
                                                 ENDED         ENDED         ENDED         ENDED      ENDED
                                               10/31/08      10/31/07      10/31/06      10/31/05   10/31/04
                                               --------      --------      --------      --------   --------
CLASS I
Net Asset Value, Beginning of Year .........   $   1.00      $   1.00      $   1.00      $   1.00   $   1.00
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................       0.02(a)       0.03          0.03          0.02       0.01
                                               --------      --------      --------      --------   --------
      Less distributions from
         net investment income .............      (0.02)        (0.03)        (0.03)        (0.02)     (0.01)
                                               --------      --------      --------      --------   --------
Net Asset Value, End of Year ...............   $   1.00      $   1.00      $   1.00      $   1.00   $   1.00
                                               ========      ========      ========      ========   ========
TOTAL RETURN ...............................       1.98%         3.32%         2.98%         1.83%      0.74%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......   $116,109      $201,167      $225,482      $260,210   $262,587
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       0.48%(b)      0.48%(b)      0.47%(b)      0.46%      0.46%
      After reimbursement and/or waiver
         of expenses by Adviser ............       0.33%(b)      0.33%(b)      0.34%(b)      0.33%      0.33%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       1.78%         3.13%         2.78%         1.68%      0.61%
      After reimbursement and/or waiver
         of expenses by Adviser ............       1.93%         3.27%         2.91%         1.81%      0.74%
CLASS S
Net Asset Value, Beginning of Year .........   $   1.00      $   1.00      $   1.00      $   1.00   $   1.00
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ................       0.02(a)       0.03          0.03          0.02      --(c)
                                               --------      --------      --------      --------   --------
      Less distributions from
         net investment income .............      (0.02)        (0.03)        (0.03)        (0.02)     --(c)
                                               --------      --------      --------      --------   --------
Net Asset Value, End of Year ...............   $   1.00      $   1.00      $   1.00      $   1.00   $   1.00
                                               ========      ========      ========      ========   ========
TOTAL RETURN ...............................       1.73%         3.06%         2.72%         1.57%      0.49%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......   $    892      $ 59,739      $ 24,314      $ 18,188   $ 27,230
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       0.73%(b)      0.73%(b)      0.72%(b)      0.71%      0.71%
      After reimbursement and/or waiver
         of expenses by Adviser ............       0.58%(b)      0.58%(b)      0.59%(b)      0.58%      0.58%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ............       1.53%         2.88%         2.53%         1.43%      0.36%
      After reimbursement and/or waiver
         of expenses by Adviser ............       1.68%         3.02%         2.66%         1.56%      0.49%

----------
(a) The selected per share data was calculated using weighted average shares method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2008 and 2007 and 0.01% for the year ended October 31, 2006, respectively, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note F to Financial Statements.

(c)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

FORTIS TREASURY MONEY MARKET FUND                               OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                 YEAR         YEAR       YEAR         YEAR         YEAR
                                                 ENDED        ENDED      ENDED        ENDED        ENDED
                                               10/31/08     10/31/07   10/31/06     10/31/05     10/31/04
                                               --------     --------   --------     --------     --------
CLASS I
Net Asset Value, Beginning of Year .........   $   1.00     $   1.00   $   1.00     $   1.00     $   1.00
                                               --------     --------   --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ...............       0.02(a)      0.05       0.04         0.02         0.01
                                               --------     --------   --------     --------     --------
   LESS DISTRIBUTIONS FROM:
       Net investment income ...............      (0.02)       (0.05)     (0.04)       (0.02)       (0.01)
       Net realized gain on investments ....         --           --         --(b)        --(b)        --
                                               --------     --------   --------     --------     --------
       Total distribution ..................      (0.02)       (0.05)     (0.04)       (0.02)       (0.01)
                                               --------     --------   --------     --------     --------
Net Asset Value, End of Year ...............   $   1.00     $   1.00   $   1.00     $   1.00     $   1.00
                                               ========     ========   ========     ========     ========
TOTAL RETURN ...............................       1.96%        4.84%      4.46%        2.41%        0.75%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......   $121,404      $53,320   $145,229     $178,796     $308,172
   Ratios of expenses to average net assets:
       Before reimbursement and/or waiver
          of expenses by Adviser ...........       0.50%        0.58%      0.49%        0.48%        0.46%
       After reimbursement and/or waiver
          of expenses by Adviser ...........       0.33%        0.36%      0.36%        0.36%        0.36%
   Ratios of net investment income
       to average net assets:
       Before reimbursement and/or waiver
          of expenses by Adviser ...........       1.52%        4.58%      4.24%        2.17%        0.63%
       After reimbursement and/or waiver
          of expenses by Adviser ...........       1.69%        4.80%      4.37%        2.29%        0.73%
CLASS S
Net Asset Value, Beginning of Year .........   $   1.00     $   1.00   $   1.00     $   1.00     $   1.00
                                               --------     --------   --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ...............       0.02(a)      0.04       0.04         0.02           --(b)
                                               --------     --------   --------     --------     --------
   LESS DISTRIBUTIONS FROM:
       Net investment income ...............      (0.02)       (0.04)     (0.04)       (0.02)          --(b)
       Net realized gain on investments ....         --           --         --(b)        --(b)        --
                                               --------     --------   --------     --------     --------
       Total distribution ..................      (0.02)       (0.04)     (0.04)       (0.02)          --
                                               --------     --------   --------     --------     --------
Net Asset Value, End of Year ...............   $   1.00     $   1.00   $   1.00     $   1.00     $   1.00
                                               ========     ========   ========     ========     ========
TOTAL RETURN ...............................       1.73%        4.58%      4.20%        2.16%        0.50%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......   $    839     $ 11,171   $  6,049     $  5,197     $  7,154
   Ratios of expenses to average net assets:
       Before reimbursement and/or waiver
          of expenses by Adviser ...........       0.75%        0.83%      0.74%        0.73%        0.71%
       After reimbursement and/or waiver
          of expenses by Adviser ...........       0.53%        0.61%      0.61%        0.61%        0.61%
       Ratios of net investment income
          to average net assets:
       Before reimbursement and/or waiver
          of expenses by Adviser ...........       1.27%        4.33%      3.99%        1.92%        0.38%
       After reimbursement and/or waiver
          of expenses by Adviser ...........       1.49%        4.55%      4.12%        2.04%        0.48%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

ASTON/FORTIS INVESTOR MONEY MARKET FUND                         OCTOBER 31, 2008

FINANCIAL HIGHLIGHTS

                                                 YEAR       YEAR       YEAR       YEAR       YEAR
                                                 ENDED      ENDED      ENDED      ENDED      ENDED
                                               10/31/08   10/31/07   10/31/06   10/31/05   10/31/04
                                               --------   --------   --------   --------   --------
CLASS N
Net Asset Value, Beginning of Year .........   $  1.00    $  1.00    $  1.00    $   1.00   $   1.00
                                               -------    -------    -------    --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
       Net investment income ...............      0.02       0.05       0.04        0.02       0.01
                                               -------    -------    -------    --------   --------
   LESS DISTRIBUTIONS FROM:
       Net investment income ...............     (0.02)     (0.05)     (0.04)      (0.02)     (0.01)
       Net realized gain on investments ....        --         --         --(a)       --         --
                                               -------    -------    -------    --------   --------
       Total distribution ..................     (0.02)     (0.05)     (0.04)      (0.02)     (0.01)
                                               -------    -------    -------    --------   --------
Net Asset Value, End of Year ...............   $  1.00    $  1.00    $  1.00    $   1.00   $   1.00
                                               =======    =======    =======    ========   ========
TOTAL RETURN ...............................      2.28%      4.67%      4.30%       2.36%      0.71%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Year (in 000's) ......   $35,508    $36,959    $84,778    $117,039   $219,891
   Ratios of expenses to average net assets:
       Before reimbursement and/or waiver of
          expenses by Adviser ..............      0.84%      0.68%      0.61%       0.55%      0.53%
       After reimbursement and/or waiver of
          expenses by Adviser ..............      0.84%      0.68%      0.61%       0.55%      0.53%
   Ratios of net investment income
       to average net assets:
       Before reimbursement and/or waiver of
          expenses by Adviser ..............      2.25%      4.62%      4.18%       2.19%      0.71%
       After reimbursement and/or waiver of
          expenses by Adviser ..............      2.25%      4.62%      4.18%       2.19%      0.71%

----------
(a)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS

NOTE (A) FUND ORGANIZATION: Aston Funds (the "Trust") (formerly known as ABN AMRO Funds), was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with 32 separate portfolios established by the Board of Trustees as of October 31, 2008. The following portfolios of the Trust are included in these financial statements: Fortis Institutional Prime Money Market Fund (formerly known as ABN AMRO Institutional Prime Money Market Fund), Fortis Government Money Market Fund (formerly known as ABN AMRO Government Money Market
Fund), Fortis Money Market Fund (formerly known as ABN AMRO Money Market Fund), Fortis Tax-Exempt Money Market Fund (formerly known as ABN AMRO Tax-Exempt Money Market Fund), Fortis Treasury Money Market Fund (formerly known as ABN AMRO Treasury Money Market Fund) and Aston/Fortis Investor Money Market Fund (formerly known as Aston/ABN AMRO Investor Money Market Fund) (each a "Fund" and collectively, the "Funds"): The Fortis Money Market Fund is expected to be liquidated on or about December 15, 2008. See Note G - Subsequent Events.

As of August 1, 2008, Fortis Investment Management USA, Inc. ("FIM" or the "Adviser") serves as investment adviser to the Funds of the Trust. Prior to August 1, 2008, ABN AMRO Asset Management, Inc. ("AAAM") served as the investment adviser to the Funds of the Trust. Aston Asset Management LLC ("Aston") serves as administrator. Aston serves as investment advisor to all other funds of the Trust.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

(1) SECURITY VALUATION: All securities, with the exception of investments in other funds, repurchase agreements, and insurance funding agreements ("IFAs") are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Repurchase agreements and IFAs are valued at cost. Interest accrued is captured in dividends and interest receivable.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Adviser subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) U.S. GOVERNMENT AGENCY OBLIGATIONS: Fortis Institutional Prime Money Market Fund, Fortis Government Money Market Fund, Fortis Money Market Fund and Aston/Fortis Investor Money Market Fund may invest in U.S. government agency obligations. These obligations of U.S. government-sponsored entities are not issued or guaranteed by the U.S. Treasury.

(4) INSURANCE FUNDING AGREEMENTS: The Fortis Institutional Prime Money Market Fund may enter into IFAs. An IFA is an agreement that requires the Fortis Institutional Prime Money Market Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set period. IFAs have put provisions that allow the owner of an IFA to receive back its investment in a specified number of days. The Fortis Institutional Prime Money Market Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Adviser. IFAs are not insured or backed by a government agency - they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there normally is no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price and therefore IFAs normally are treated as illiquid securities.

(5) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the identified cost method.

(6) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2008, the Funds did not have any available realized capital losses to offset future net capital gains.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculation as late as the fund's last NAV calculation in the first semi-annual financial statement reporting period. The tax periods open to examination by the Internal Revenue Service include the fiscal years ended October 31, 2008, 2007, 2006 and 2005. As a result, the Aston Funds have evaluated the implications of FIN 48 and determined that there is no material impact on the financial statements.

(7) TREASURY GUARANTEE PROGRAM: On October 3, 2008, the Board of Trustees of Aston Funds (the "Board") approved the participation of each of ASTON/FORTIS INVESTOR MONEY MARKET FUND, FORTIS GOVERNMENT MONEY MARKET FUND, FORTIS INSTITUTIONAL PRIME MONEY MARKET FUND, FORTIS MONEY MARKET FUND AND FORTIS TAX-EXEMPT MONEY MARKET FUND (the "Participating Funds") in U.S. Department of the Treasury's Temporary Guarantee Program ("Program") for money market funds. The Program is designed to protect the net asset value of certain shares of a shareholder of record in the Participating Funds at the close of business on September 19, 2008. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Payment is triggered if a Participating Fund's net asset value falls below $0.995 and the Fund liquidates. Eligible shareholders will receive a payment from the Program in the amount of the shortfall between the Fund's net asset value and $1.00 per share for each covered share. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. Currently, ESF assets are approximately $50 billion. The U.S. Department of Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

Each Participating Fund will bear the expense of its participation in the Program without regard to any expense caps currently in place. The fee for participation in the Program for the first three months is 0.01% of the net asset value of a Participating Fund as of September 19, 2008.

The Program terminates on December 18, 2008, but may be extended by the Treasury Department to terminate no later than September 18, 2009. See Note G - Subsequent Events.

(8) MULTI-CLASS OPERATIONS: The Aston/Fortis Investor Money Market Fund is authorized to issue one class of shares, Class N. The Fortis Institutional Prime Money Market Fund is authorized to issue two Classes of Shares, Class Y and Class YS. All other Funds are authorized to issue two classes of shares, Class I and Class S. The classes are substantially the same except that Class S bears distribution fees and shareholder service fees and Class YS bears shareholder service fees. Each class offered by these Funds has equal rights as to assets. Income, fund level and trust level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class.

(9) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(10) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

(11) ADDITIONAL ACCOUNTING STANDARDS: In September 2006, Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Fund's derivative and hedging activities.

Management is currently evaluating the impact the adoption of SFAS 157 and SFAS 161 will have on the Funds' financial statement disclosures, if any.

NOTE (C) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Funds declare dividends daily from net investment income. The Funds' dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Funds are due to different class expenses.

Permanent differences between book and tax basis reporting for the 2008 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

                                ACCUMULATED
                             UNDISTRIBUTED NET     ACCUMULATED NET
FUND                         INVESTMENT INCOME   REALIZED GAIN/LOSS
----                         -----------------   ------------------
Fortis Institutional Prime
   Money Market Fund              $14,213             $(14,123)
Fortis Government
   Money Market Fund               32,735              (32,735)
Fortis Money Market Fund            3,926               (3,926)
Fortis Treasury
   Money Market Fund                8,675               (8,675)
Aston/Fortis Investor
   Money Market Fund                  914                 (914)

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes. The tax character of ordinary income distributions paid during the years ended October 31, 2008 and 2007 was as follows:

                              DISTRIBUTIONS PAID IN 2008
                              --------------------------
                              TAX-EXEMPT      ORDINARY
                                INCOME         INCOME
                              ----------   -------------
Fortis Institutional Prime
   Money Market Fund ......   $       --    $66,659,558
Fortis Government
   Money Market Fund ......           --      9,526,448
Fortis Money Market Fund ..           --      7,098,874
Fortis Tax-Exempt
   Money Market Fund ......    5,215,655             --
Fortis Treasury
   Money Market Fund ......           --      3,582,053
Aston/Fortis Investor
   Money Market Fund ......           --        771,649

                              DISTRIBUTIONS PAID IN 2007
                              --------------------------
                              TAX-EXEMPT      ORDINARY
                                INCOME         INCOME
                              ----------   -------------
Fortis Institutional Prime
   Money Market Fund ......   $       --   $123,423,742
Fortis Government
   Money Market Fund ......           --     23,762,985
Fortis Money Market Fund ..           --     10,380,245
Fortis Tax-Exempt
   Money Market Fund ......    9,268,192             --
Fortis Treasury
   Money Market Fund ......           --      5,385,398
Aston/Fortis Investor
   Money Market Fund ......           --      2,958,630

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                             UNDISTRIBUTED   UNDISTRIBUTED
                              CAPITAL LOSS      ORDINARY       TAX-EXEMPT
                              CARRYFORWARD       INCOME          INCOME         TOTAL
                              ------------   -------------   -------------   ----------
Fortis Institutional Prime
   Money Market Fund ......       $--          $2,823,192      $     --      $2,823,192
Fortis Government
   Money Market Fund ......        --             269,494            --         269,494
Fortis Money
   Market Fund ............        --               3,705            --           3,705
Fortis Tax-Exempt
   Money Market Fund ......        --                  --       260,659         260,659
Fortis Treasury
   Money Market Fund ......        --              29,356            --          29,356
Aston/Fortis Investor
   Money Market Fund ......        --               1,071            --           1,071

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

NOTE (E) ADVISORY, ADMINISTRATION, DISTRIBUTION SERVICES, AND TRUSTEE
AGREEMENTS:

ADVISORY.

Under the terms of each Fund's investment advisory agreement, the advisory fees are accrued daily and paid monthly based on a specified annual rate of average daily net assets. In addition, the Funds with respect to Class I and Class S Shares have an expense limitation agreement

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

with the Adviser, which caps annual ordinary operating expenses for Class I and Class S shareholders at certain specified annual rates of average daily net assets, respectively. Contractual expense limitation contracts are effective through February 28, 2009 for Class I and Class S Shares of the Funds. The Fortis Institutional Prime Money Market Fund, Class Y and Class YS, and Aston/Fortis Investor Money Market Fund, Class N, do not have an expense limitation agreement. The advisory rates and contractual expense limitations for the year ended October 31, 2008 were as follows:

                                               ADVISORY   EXPENSE LIMITATIONS
                                                 FEES      FOR TOTAL EXPENSES
                                                ANNUAL    -------------------
                                                 RATE      CLASS I   CLASS S
                                               --------    -------   -------
Fortis Institutional Prime Money
   Market Fund .............................     0.10%       N/A       N/A
Fortis Government Money Market Fund ........     0.20%      0.31%     0.63%
Fortis Money Market Fund ...................     0.35%      0.37%     0.73%
Fortis Tax-Exempt Money Market Fund ........     0.35%      0.33%     0.58%
Fortis Treasury Money Market Fund (a) ......     0.35%      0.36%     0.61%
Aston/Fortis Investor Money Market Fund ....     0.40%       N/A       N/A

(a) Effective March 19, 2008 through March 31, 2008 the Fortis Treasury Money Market Fund voluntarily waived investment advisory and distribution expenses of 0.35% and 0.25%, respectively. For portions of the period April 1, 2008 through October 31, 2008, the Fortis Government Money Market Fund and Fortis Treasury Money Market Fund voluntarily waived all or a portion of the investment advisory and/or distribution expenses to avoid a negative yield to the fund.

RECENT EVENTS: BNP PARIBAS TRANSACTION (UNAUDITED). FIM and its predecessors have served as the investment adviser to each Fund since its inception.

In October 2008, Fortis SA/NV and Fortis NV ("Fortis"), the ultimate parent companies of Fortis Bank, announced that the Belgian government had acquired substantially all of the outstanding capital and voting rights of Fortis Bank (the "Nationalization"). The Nationalization may have been deemed to cause one or more changes of control of FIM for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), thereby resulting in the automatic termination of the investment advisory agreement with FIM on behalf of each Fund (the "Investment Advisory Agreement"). At a meeting held on October 10, 2008, the Board of Trustees approved the continuance of the Investment Advisory Agreement for each Fund on the same terms as the existing agreement. The factors considered by the Board of Trustees in approving the continuance of the Investment Advisory Agreement for each Fund at the October 10, 2008 meeting are included herein.

Fortis and BNP Paribas SA ("BNP") subsequently announced that BNP would acquire approximately 75% of the outstanding capital and voting rights of Fortis Bank in a series of transactions (collectively, the "BNP Transaction"). BNP also announced that, in connection with the BNP Transaction, the Belgian government would retain a 25% plus one share capital and voting interest in Fortis Bank and would acquire 11.6% of the common stock of BNP. The BNP Transaction may be deemed to result in the assignment of the current Investment Advisory Agreement for each Fund causing those agreements to automatically terminate.

In anticipation of the automatic termination of the Investment Advisory Agreement in connection with the BNP Transaction, the Board of Trustees met in person on November 25, 2008 and approved a new investment advisory agreement between the Trust, on behalf of each Fund, and FIM (the "New Investment Advisory Agreement") and recommend that shareholders approve the New Investment Advisory Agreement for each Fund. The terms of the New Investment Advisory Agreement for each Fund are substantially the same as the previous Investment Advisory Agreement except for the term and termination provisions. Shareholders of the Funds will receive additional information by proxy statement. The Board also approved an interim investment advisory agreement between the Trust, on behalf of each Fund, and FIM (the "Interim Investment Advisory Agreement") to be effective upon the automatic termination of the Investment Advisory Agreement if the BNP Transaction closes prior to the shareholder meeting. The closing of the BNP transaction is subject to various conditions and the timing is not certain at this time.

The factors considered by the Board of Trustees in approving the New Investment Advisory Agreement and Interim Investment Advisory Agreement for each Fund in connection with the BNP Transaction at the November 25, 2008 meeting will be included in the Trust's Semi-Annual Report dated April 30, 2009.

ADMINISTRATION.

Under terms of an administrative agreement between the Trust and Aston (the "Administration Agreement"), administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees and compliance related expenses. The administration fee arrangement is as follows:

ADMINISTRATION FEES AT
TRUST LEVEL ANNUAL RATE
-----------------------
First $7.4 billion        0.0490%
Over $7.4 billion         0.0465%

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., provides certain administrative services to the Funds pursuant to a Sub-Administration and Accounting Services Agreement between Aston and PNC (the "Sub-Administration Agreement"). Under the

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

terms of the Sub-Administration Agreement, sub-administration fees are accrued daily and paid monthly at a rate of 0.022% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund.

DISTRIBUTION SERVICES.

PFPC Distributors, Inc., (the "Distributor") serves as principal underwriter and distributor of the Funds' shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds with respect to Class S shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund with Class S Shares may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. Fortis Institutional Prime Money Market Fund, Aston/Fortis Investor Money Market Fund and the Class I shares of the Funds do not have distribution plans.

In addition, the Funds have adopted a shareholder servicing plan for the Class S and Class YS shares, which allows the Distributor to be paid a fee at an annual rate of up to 0.25% of the average daily net assets of the Class S and Class YS shares for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses. The shareholder service fees for the Fortis Institutional Prime Money Market Fund, Fortis Government Money Market Fund and Fortis Money Market Fund were 0.25%, 0.07% and 0.11% of average daily net assets, respectively, for the year ended October 31, 2008. Class S Shares of the Fortis Tax-Exempt Money Market Fund and Fortis Treasury Money Market Fund were not charged shareholder service fees for the year ended October 31, 2008. The Fortis Investor Money Market Fund does not have a shareholder servicing plan.

TRUSTEES.

The Trustees of the Trust who are not affiliated with the investment adviser receive an annual retainer and per meeting fees. The Lead Independent Trustee and Committee Chairs receive an additional retainer. The Trustees of the Trust who are not affiliated with the investment advisers or sub-advisers receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. No officer or employee of the investment advisers, sub-advisers or their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds' Chief Compliance Officer. The aggregate remuneration paid to the Trustees during the year ended October 31, 2008 was $449,500.

NOTE (F) CREDIT AGREEMENT: The Credit Agreement with The Bank of Nova Scotia, amended April 29, 2008, provides the Trust with a revolving credit facility up to $50 million. The facility is shared by most series of the Trust, including the Funds, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.125% of the commitment amount of the facility in addition to an annual administration fee of $75,000 and reasonable legal expenses incurred in connection with the preparation of any amendments. Prior to April 29, 2008 the annual administration fee was $37,500. The interest rate on outstanding loans is equivalent to the greater of the Federal Funds Effective Rate plus 0.50%, or Prime as applicable, else LIBOR (London InterBank Offered Rate) plus 0.75%, as applicable. Borrowings must be repaid within 60 days. At October 31, 2008, there were no borrowings outstanding on the line of credit.

For the Funds that utilized the line of credit during the year ended October 31, 2008, the average daily loan balance outstanding on the days where borrowings existed, the weighted average interest rate and the interest expense, included on the Statement of Operations, allocated to each Fund for use of the line of credit were as follows:

                                     AVERAGE DAILY   WEIGHTED AVERAGE   INTEREST
                                      LOAN BALANCE     INTEREST RATE     EXPENSE
                                     -------------   ----------------   --------
Fortis Government
   Money Market Fund .............    $11,439,500         5.00%          $1,589
Fortis Money Market Fund .........        617,700         4.80%             247
Fortis Tax-Exempt
   Money Market Fund .............      6,757,640         3.93%           7,257

NOTE (G) SUBSEQUENT EVENT:

EXTENSION OF TREASURY GUARANTEE PROGRAM. On November 24, 2008, the U.S. Department of the Treasury announced an extension of the Temporary Guarantee Program for Money Market Funds until April 30, 2009. On November 25, 2008, the Board of Trustees approved the continued participation of each of Aston/Fortis Investor Money Market Fund, Fortis Government Money Market Fund, Fortis Institutional Prime Money Market Fund and Fortis Tax-Exempt Money Market Fund in the U.S. Department of the Treasury's Temporary Guarantee Program through the extension date. Each Fund will bear the expense of its participation in the Program without regard to any expense caps currently in place. The fee for participation in the program for the Extension Period is 0.015% of the net asset value of the fund as of September 19, 2008.

Aston Funds

                                                                OCTOBER 31, 2008

NOTES TO FINANCIAL STATEMENTS - CONTINUED

FORTIS MONEY MARKET FUND LIQUIDATION. The Board of Trustees determined that the termination and liquidation of the Fortis Money Market Fund is in the best interest of the Fund. The Fund is expected to be liquidated on or about December 15, 2008.

Aston Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Aston Funds (formerly ABN AMRO Funds):

We have audited the accompanying statements of assets and liabilities of the Fortis Institutional Prime Money Market Fund (formerly known as ABN AMRO Institutional Prime Money Market Fund), Fortis Government Money Market Fund (formerly known as ABN AMRO Government Money Market Fund), Fortis Money Market Fund (formerly known as ABN AMRO Money Market Fund), Fortis Tax-Exempt Money Market Fund (formerly known as ABN AMRO Tax-Exempt Money Market Fund), Fortis Treasury Money Market Fund (formerly known as ABN AMRO Treasury Money Market
Fund), and Aston/Fortis Investor Money Market Fund (formerly known as Aston/ABN AMRO Investor Money Market Fund) (the "Funds") (six of the portfolios constituting the Aston Funds (formerly ABN AMRO Funds)), including the schedules of investments, as of October 31, 2008, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2007 and the financial highlights for each of the years in the four-year period ended October 31, 2007 were audited by another independent registered public accounting firm whose reports dated December 20, 2007 expressed an unqualified opinion on the statements of changes in net assets and the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


                                        (KPMG LLP)

Chicago, Illinois
December 3, 2008

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED)

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

PROXY VOTING: Aston Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800-992-8151; (ii) on Aston Funds' Web site at www.astonfunds.com; and (iii) on the SEC's Web site at www.sec.gov. Aston Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds' Web site at www.astonfunds.com; and (ii) on the SEC's Web site at www.sec.gov.

TAX INFORMATION: For the year ended October 31, 2008, 100.00% of the income distributions made by the Fortis Tax-Exempt Money Market Fund were exempt from federal income taxes.

CHANGE IN INDEPENDENT PUBLIC ACCOUNTING FIRM - MONEY MARKET FUNDS OF THE TRUST:
On April 1, 2008, Ernst & Young LLP ("E&Y") resigned as the independent auditors for the Aston/Fortis Investor Money Market Fund, Fortis Government Money Market Fund, Fortis Institutional Prime Money Market Fund, Fortis Money Market Fund, Fortis Tax-Exempt Money Market Fund, Fortis Treasury Money Market Fund, and Fortis Investor Money Market Fund (each a "Money Market Fund" and collectively, the "Money Market Funds") for the fiscal year ended October 31, 2008 due to an independence conflict of interest. E&Y continues to serve as the independent auditors for the non-money market funds of the Trust. E&Y's audit reports on each Money Market Fund's financial statements for the fiscal years ended October 31, 2007 and October 31, 2006 contained no adverse opinion or disclaimer of opinion, nor were their reports qualified or modified as to uncertainty, audit scope or accounting principles. During each Money Market Fund's fiscal years ended October 31, 2007 and October 31, 2006 and the interim period commencing November 1, 2007 and ended April 1, 2008, (i) there were no disagreements between the Money Market Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On June 19, 2008 the Audit Committee and the Board of Directors appointed KPMG LLP ("KPMG") as the Money Market Fund's independent auditors for the fiscal year ended October 31, 2008. During the Fund's fiscal years ended October 31, 2006 and October 31, 2007 and the interim period commencing November 1, 2007 and ended April 1, 2008, neither the Fund nor anyone on its behalf has consulted KPMG on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit option that might be rendered on the Fund's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K), or reportable events (as described in paragraph (a)((1)(v)of said item 304).

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENTS FOR THE MONEY MARKET FUNDS

At a telephonic meeting held on October 10, 2008, the Board of Trustees (the "Board") of Aston Funds (the "Trust"), including all of the Independent Trustees, considered whether to approve the continuation of the investment advisory agreements between Fortis Investment Management USA, Inc. ("FIM") and the Trust on behalf of Aston/Fortis Investor Money Market Fund, Fortis Government Money Market Fund, Fortis Institutional Prime Money Market Fund, Fortis Money Market Fund, Fortis Tax-Exempt Money Market Fund, and Fortis Treasury Money Market Fund (each a "Fund" and collectively, the "Funds"). The Board considered that the acquisition of substantially all of the outstanding capital and voting rights of Fortis Bank SA/NV ("Fortis Bank"), the parent of FIM, by the Belgian government in a series of transactions (the "Nationalization") may have constituted a change of control of FIM under the Investment Company Act of 1940, and therefore, may have resulted in the automatic termination of the investment advisory agreements between the Trust, on behalf of each Fund, and FIM.

The Board considered that the stated aim of the Nationalization was to stabilize Fortis Bank's ultimate parent company so that it could complete ongoing negotiations with interested private-sector buyers of the business, and that the Belgian government had reached an agreement with BNP Paribas SA ("BNP") to transfer a majority of its ownership interest in Fortis Bank to BNP. The Board considered publicly available information with respect to the Nationalization and representations from FIM that the

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

Nationalization was not expected to result in any changes in investment personnel or otherwise impact the nature, extent and quality of services to be provided by FIM. The Board also considered that each investment advisory agreement was being continued on the same terms currently in place, including the fees payable to FIM. The Board considered that it had recently approved the investment advisory agreements pursuant to an extensive process that concluded at its December 2007 meeting. The Board concluded, based upon all of these considerations, along with the conclusions the Board reached with respect to the investment advisory agreements at its December 2007 meeting, that it need not reconsider all of the factors that it would typically consider in connection with an initial contract approval or contract renewal.

Based upon its evaluation of all information and factors it deemed relevant and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement on behalf of each Fund should be approved based on information available at this time.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                          BEGINNING     ENDING
                                           ACCOUNT     ACCOUNT                 EXPENSES
                                            VALUE       VALUE      EXPENSE   PAID DURING
                                           05/01/08    10/31/08   RATIO(1)    PERIOD(2)
                                          ---------   ---------   --------   -----------
FORTIS INSTITUTIONAL PRIME MONEY MARKET
   ACTUAL FUND RETURN
   Class Y ............................     $1,000    $1,013.30     0.20%       $1.01
   Class YS ...........................      1,000     1,012.00     0.45%        2.28
   HYPOTHETICAL 5% RETURN
   Class Y ............................     $1,000    $1,024.13     0.20%       $1.02
   Class YS ...........................      1,000     1,022.87     0.45%        2.29
FORTIS GOVERNMENT MONEY MARKET FUND
   ACTUAL FUND RETURN
   Class I ............................     $1,000    $1,008.40     0.32%       $1.62
   Class S ............................      1,000     1,006.80     0.63%        3.18
   HYPOTHETICAL 5% RETURN
   Class I ............................     $1,000    $1,023.53     0.32%       $1.63
   Class S ............................      1,000     1,021.97     0.63%        3.20
FORTIS MONEY MARKET FUND
   ACTUAL FUND RETURN
   Class I ............................     $1,000    $1,011.30     0.37%       $1.87
   Class S ............................      1,000     1,009.50     0.74%        3.74
   HYPOTHETICAL 5% RETURN
   Class I ............................     $1,000    $1,023.28     0.37%       $1.88
   Class S ............................      1,000     1,021.42     0.74%        3.76
FORTIS TAX-EXEMPT MONEY MARKET FUND
   ACTUAL FUND RETURN
   Class I ............................     $1,000    $1,009.00     0.34%       $1.72
   Class S ............................      1,000     1,007.70     0.59%        2.98
   HYPOTHETICAL 5% RETURN
   Class I ............................     $1,000    $1,023.43     0.34%       $1.73
   Class S ............................      1,000     1,022.17     0.59%        3.00

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                          BEGINNING     ENDING
                                           ACCOUNT     ACCOUNT                 EXPENSES
                                            VALUE       VALUE      EXPENSE   PAID DURING
                                           05/01/08    10/31/08   RATIO(1)    PERIOD(2)
                                          ---------   ---------   --------   -----------
FORTIS TREASURY MONEY MARKET FUND
   ACTUAL FUND RETURN
   Class I ............................     $1,000    $1,006.60     0.32%       $1.61
   Class S ............................      1,000     1,005.50     0.50%        2.52
   HYPOTHETICAL 5% RETURN
   Class I ............................     $1,000    $1,023.53     0.32%       $1.63
   Class S ............................      1,000     1,022.62     0.50%        2.54
ASTON/FORTIS INVESTOR MONEY MARKET FUND
   ACTUAL FUND RETURN
   Class N ............................     $1,000    $1,007.90     0.84%       $4.24
   HYPOTHETICAL 5% RETURN
   Class N ............................     $1,000    $1,020.91     0.84%       $4.27

(1)  Annualized, based on a Fund's most recent fiscal half-year expenses.

(2) Expenses are equal to a Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                         TERM OF                                         NUMBER OF
                                        OFFICE (1)                                     PORTFOLIOS IN
                                           AND                                          FUND COMPLEX       OTHER TRUSTEESHIPS/
        NAME, ADDRESS, AGE AND          LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY           DIRECTORSHIPS
        POSITION(S) WITH TRUST         TIME SERVED        DURING PAST FIVE YEARS          TRUSTEE           HELD BY TRUSTEE (2)
-------------------------------------  -----------  ---------------------------------  -------------  -----------------------------
DISINTERESTED TRUSTEES

Leonard F. Amari                       14 years     Partner at the law offices of           32        Director, Delaware Place Bank;
c/o 120 N. LaSalle Street, 25th Floor               Amari & Locallo, a practice with                  Trustee, John Marshall Law
Chicago, IL 60602                                   exclusive concentration in real                   School
Age: 66                                             estate taxation and related
Trustee                                             areas, since 1987; Special
                                                    Assistant Attorney General since
                                                    1986.

Robert A. Kushner (3)                  9 years      Retired. Vice President,                32        None
c/o 120 N. LaSalle Street, 25th Floor               Secretary and General Counsel at
Chicago, IL 60602                                   Cyclops Industries, Inc.,
Age: 72                                             1976-1992.
Trustee

Gregory T. Mutz                        14 years     CEO of AMLI Residential                 32        Chairman of the Board of AMLI
c/o 120 N. LaSalle Street, 25th Floor               Properties Trust (NYSE: AML) (a                   Residential Properties Trust;
Chicago, IL 60602                                   Multifamily REIT), a successor                    Director of Abt Associates
Age: 62                                             company to AMLI Realty Co. since                  Inc. (agribusiness).
Lead Independent Trustee                            2004; Chairman of AMLI
                                                    Residential Properties since
                                                    1994; Vice Chairman of UICI
                                                    (NYSE: UCI) (an insurance holding
                                                    company) from 2003-2004;
                                                    President and CEO of UICI from
                                                    1999-2003; Chairman of Academic
                                                    Management Services Corp. (a
                                                    student loans and finance
                                                    company) from 2000-2003.

Robert B. Scherer                      9 years      President of The Rockridge Group,       32        Director, Title Reinsurance
c/o 120 N. LaSalle Street, 25th Floor               Ltd., (title insurance industry                   Company (insurance for title
Chicago, IL 60602                                   consulting services) since 1994.                  agents).
Age: 67
Trustee


Nathan Shapiro (3)                     14 years     President of SF Investments, Inc.       32        Director, Baldwin & Lyons,
c/o 120 N. LaSalle Street, 25th Floor               (broker/dealer and investment                     Inc. (property and casualty
Chicago, IL 60602                                   banking firm) since 1971.                         insurance firm).
Age: 72
Trustee

Denis Springer                         9 years      Retired. Senior Vice President          32        Director, Coleman Cable, Inc.
c/o 120 N. LaSalle Street, 25th Floor               and Chief Financial Officer of                    (cable manufacturer).
Chicago, IL 60602                                   Burlington Northern Santa Fe
Age: 62                                             Corp. (railroad), 1995-1999.
Trustee

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                         TERM OF                                         NUMBER OF
                                        OFFICE (1)                                     PORTFOLIOS IN
                                           AND                                          FUND COMPLEX       OTHER TRUSTEESHIPS/
        NAME, ADDRESS, AGE AND          LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY           DIRECTORSHIPS
        POSITION(S) WITH TRUST         TIME SERVED        DURING PAST FIVE YEARS          TRUSTEE           HELD BY TRUSTEE (2)
-------------------------------------  -----------  ---------------------------------  -------------  -----------------------------
INTERESTED TRUSTEE (4)

Stuart D. Bilton, CFA                  14 years     Chief Executive Officer, Aston          32        Director, Baldwin & Lyons,
c/o 120 N. LaSalle Street, 25th Floor               Asset Management LLC, since 2006;                 Inc. (property and casualty
Chicago, IL 60602                                   Vice Chairman of ABN AMRO Asset                   insurance firm).
Age: 62                                             Management Holdings, Inc. 2003-
Chairman, Board of Trustees                         2006; President and Chief
                                                    Executive Officer of ABN AMRO
                                                    Asset Management Holdings, Inc.
                                                    from 2001-2003; President of
                                                    Alleghany Asset Management, Inc.
                                                    from 1996-2001 (purchased by ABN
                                                    AMRO in February 2001).

OFFICERS WHO ARE NOT TRUSTEES

Kenneth C. Anderson                    14 years     President, Aston Asset Management      N/A        N/A
c/o 120 N. LaSalle Street, 25th Floor               LLC, since 2006; President and
Chicago, IL 60602                                   Chief Executive Officer of ABN
Age: 44                                             AMRO Investment Fund Services,
President (Chief Executive Officer)                 Inc. (formerly known as Alleghany
                                                    Investment Services, Inc.) 1995-
                                                    2006; Executive Vice President of
                                                    ABN AMRO Asset Management (USA)
                                                    LLC 2001-2005; Director, ABN AMRO
                                                    Trust Services Company,
                                                    2001-2005; Director, TAMRO
                                                    Capital Partners LLC and Veredus
                                                    Asset Management LLC 2001-2006;
                                                    Officer of the Trust since 1993;
                                                    CPA.

Gerald F. Dillenburg                   11 years     Chief Compliance Officer and           N/A        N/A
c/o 120 N. LaSalle Street, 25th Floor               Chief Financial Officer, Aston
Chicago, IL 60602                                   Asset Management LLC, since 2006;
Age: 41                                             Senior Managing Director ("SMD")
Senior Vice President, Secretary                    of ABN AMRO Investment Fund
and Treasurer (Chief Financial                      Services, Inc. (formerly known as
Officer, Chief Operating Officer and                Alleghany Investment Services,
Chief Compliance Officer)                           Inc.) 1996-2006; SMD of ABN AMRO
                                                    Asset Management Holdings, Inc.
                                                    and ABN AMRO Asset Management,
                                                    Inc. (formerly known as Chicago
                                                    Capital Management, Inc.) 2001-
                                                    2006; Operations manager and
                                                    compliance officer of ABN AMRO
                                                    Funds 1996-2006; CPA.

Aston Funds

                                                                OCTOBER 31, 2008

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                         TERM OF                                         NUMBER OF
                                        OFFICE (1)                                     PORTFOLIOS IN
                                           AND                                          FUND COMPLEX       OTHER TRUSTEESHIPS/
        NAME, ADDRESS, AGE AND          LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY           DIRECTORSHIPS
        POSITION(S) WITH TRUST         TIME SERVED        DURING PAST FIVE YEARS          TRUSTEE           HELD BY TRUSTEE (2)
-------------------------------------  -----------  ---------------------------------  -------------  -----------------------------
OFFICER(S) WHO ARE NOT TRUSTEES

William Long                           6 years      Vice President of Montag &             N/A        N/A
c/o 120 N. LaSalle Street, 25th Floor               Caldwell, Inc., since 2000;
Chicago, IL 60602                                   former Vice President and
Age: 47                                             Director of Sales for First
Vice President                                      Capital Group, First Union
                                                    National Bank, 1996-2000.

----------
(1) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(2) Each Trustee also serves as a Trustee for ABN AMRO Structured Investment Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and the trust was not operational as of the date of this report. Mr. Bilton also serves as the Sole Trustee of the ABN AMRO Variable Insurance Trust, a new trust whose registration statement is not effective and was not operational as of the date of this report.

(3) Pursuant to the Trust's retirement policy, Messrs. Kushner & Shapiro retired from the Board of Trustees as of October 31, 2008. The Board has decreased its size from seven to five Trustees, effective November 1, 2008.

(4) "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested persons" because of affiliations with Aston Asset Management LLC and related entities, which act as the Funds' Investment Adviser.

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

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

                     This page is left blank intentionally.

Aston Funds

ADVISERS

Aston Asset Management LLC
120 N. LaSalle Street, 25th Floor
Chicago, IL 60602

Fortis Investment Management USA, Inc.
75 State Street
Boston, MA 02109

SUBADVISERS

Fortis Investment Management USA, Inc.
75 State Street
Boston, MA 02109

Baring International Investment Limited
155 Bishopsgate
London, EC2M 3XY UK

Cardinal Capital Management, L.L.C.
One Greenwich Office Park
Greenwich, CT 06831

ClariVest Asset Management LLC
11452 El Camino Real
Suite 250
San Diego, CA 92130

MB Investment Partners, Inc.
825 Third Avenue, 31st Floor
New York, NY 10022

MFS Institutional Advisors Inc.
500 Boylston Street
Boston, MA 02116

Montag & Caldwell, Inc.
3455 Peachtree Road NE, Suite 1200
Atlanta, GA 30326

SUBADVISERS - CONTINUED

Neptune Investment Management Limited
1 Hammersmith Grove
London, W6 0NB

New Century Capital Management, LLC
36 South Washington Street
Hinsdale, IL 60521

Optimum Investment Advisors, LLC
100 South Wacker Drive, Suite 2100
Chicago, IL 60606

River Road Asset Management, LLC
Meidinger Tower, Suite 1600
462 South Fourth Street
Louisville, KY 40202

Smart Portfolios, LLC
17865 Ballinger Way NE
Seattle, WA 98155

Strategic Global Advisors, LLC
100 Bayview Circle
Suite 500
Newport Beach, CA 92660

TAMRO Capital Partners LLC
1660 Duke St.
Alexandria, VA 22314

Taplin, Canida & Habacht, Inc.
1001 Brickell Bay Drive, Suite 2100
Miami, FL 33131

Veredus Asset Management LLC
6060 Dutchmans Lane
One Paragon Centre, Suite 320
Louisville, KY 40205

SHAREHOLDER SERVICES

Aston Funds
P.O. Box 9765
Providence, RI 02940

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

Kenneth C. Anderson, President and
   Chief Executive Officer
Gerald F. Dillenburg, Senior Vice President,
   Secretary and Treasurer, Chief Financial
   Officer, Chief Operating Officer
   and Chief Compliance Officer
William Long, Vice President
Juli A. Braun, Assistant Treasurer
Laura M. Curylo, Assistant Treasurer
Marc J. Peirce, Assistant Secretary

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL

Vedder Price P.C.
222 N. LaSalle Street
Chicago, IL 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
303 E. Wacker Drive
Chicago, IL 60601

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING
800 992 8151.

(ASTON FUNDS LOGO)

Aston Funds
P.O. Box 9765
Providence, RI 02940

ATN MMFAN 08

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Robert B. Scherer is qualified to serve as the registrant's audit committee financial expert and that he is "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $459,500 for 2008 and $393,300 for 2007.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this

         Item are $40,500 for 2008 and $39,500 for 2007. Such fees were related to agreed upon procedures for the April 30, 2008 and April 30, 2007 unaudited semi-annual reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2008 and $0 for 2007.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         In accordance with Audit Committee Charter, the Audit Committee shall:

         1. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.(1)

              o The Chairman of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         2. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"(2) of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.(3)

--------------------------------------------------------------------------------

(1)Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 is not required, if:
         (a) the aggregate amount of all non-audit services provided to the Fund is no more than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;
         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

(3) Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 is not required, if:

              o The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                   (b)  100%

                   (c) N/A

                   (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

--------------------------------------------------------------------------------

         (a) the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               ASTON FUNDS

By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                           Kenneth C. Anderson, President
                           (principal executive officer)

Date              JANUARY 7, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                           Kenneth C. Anderson, President
                           (principal executive officer)

Date              JANUARY 7, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ GERALD F. DILLENBURG
                         -------------------------------------------------------
                          Gerald F. Dillenburg, Senior Vice President,
                          Secretary & Treasurer
                          (principal financial officer)

Date              JANUARY 7, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.